          As filed with the Securities and Exchange Commission on April 26, 2006
                                                      Registration No. 033-91226
                                                                       811-06025
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-6

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                       Post-Effective Amendment No. 13 [X]
                                     and/or
         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                              Amendment No. 24 [X]

                      Metropolitan Life Separate Account UL
                           (Exact Name of Registrant)

                       Metropolitan Life Insurance Company
                               (Name of Depositor)

                                 200 Park Avenue
                               New York, NY 10066
              (Address of depositor's principal executive offices)

                                   ----------

                             James L. Lipscomb, Esq.
                  Executive Vice President and General Counsel
                       Metropolitan Life Insurance Company
                                One MetLife Plaza
                            27-01 Queens Plaza North
                           Long Island City, NY 11101
                     (Name and address of agent for service)

                                    Copy to:
                            Stephen E. Roth, Esquire
                            Mary E. Thornton, Esquire
                         Sutherland Asbill & Brennan LLP
                         1275 Pennsylvania Avenue, N.W.
                           Washington, D.C. 20004-2415

     It is proposed that this filing will become effective (check appropriate box)
     [ ] immediately upon filing pursuant to paragraph (b)
     [X] on May 1, 2006 pursuant to paragraph (b)
     [ ] 60 days after filing pursuant to paragraph (a)(1)
     [ ] on (date) pursuant to paragraph (a)(1) of Rule 485
     [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Title of Securities Being Registered: Interests in Metropolitan Life Separate Account UL, which funds certain Variable Universal Life Insurance Policies.

                                  PROSPECTUS

                                      FOR

                           GROUP VARIABLE UNIVERSAL
                  LIFE INSURANCE POLICIES ("GROUP POLICIES")

                                   ISSUED BY

                METROPOLITAN LIFE INSURANCE COMPANY ("METLIFE")


                                  MAY 1, 2006


This Prospectus provides you with important information about MetLife's Group Variable Universal Life Policies and its Certificates.

The Group Policies are designed to provide:
..  Life insurance coverage for employees (and/or their spouses) of employers who purchase a Group Policy
..  Flexible premium payments, including the option of paying premiums through payroll deduction
..  A death benefit that varies because it includes the employee's cash value in addition to a fixed insurance amount
.. Ownership rights of employees set forth in a certificate ("Certificate") issued in connection with the Group Policy

You allocate net premiums to and may transfer cash value among a fixed interest account ("Fixed Account") and the Metropolitan Life Separate Account UL investment divisions which invest in the following Portfolios:

METROPOLITAN SERIES FUND, INC. PORTFOLIOS (CLASS A):


BlackRock Bond Income                    Harris Oakmark Large Cap Value
BlackRock Diversified                    Lehman Brothers(R) Aggregate Bond
BlackRock Investment Trust               Index
FI International Stock                   MetLife Stock Index
FI Mid Cap Opportunities                 Morgan Stanley EAFE(R) Index
                                         Oppenheimer Global Equity
                                         Russell 2000(R) Index
                                         T. Rowe Price Small Cap Growth


MET INVESTORS SERIES TRUST PORTFOLIOS (CLASS A):

Lord Abbett Bond Debenture

In some cases, the employer may limit which of the above Portfolios are available.

Separate prospectuses for the Metropolitan Series Fund, Inc. and the Met Investors Series Trust are available from us. Those prospectuses are attached at the end of this Prospectus, and they describe in greater detail an investment in the Portfolios listed above. Before purchasing a Certificate, read the information in this prospectus and in the prospectus for each Fund. Keep these prospectuses for future reference.

Since the Fixed Account is not registered under the federal securities laws, this Prospectus contains only limited information about the Fixed Account. The Group Policy and the Certificate give you more information on the operation of the Fixed Account. Certificates issued in your state may provide different features and benefits from, and impose different costs than, those described in this Prospectus. Your actual Certificate and any endorsements are the controlling documents. You should read the Certificate carefully for any variations in your state.

Neither the Securities and Exchange Commission ("SEC") nor any state securities authority has approved or disapproved these securities, nor have they determined if this Prospectus is accurate or complete. This prospectus does not constitute an offering in any jurisdiction where such offering may not lawfully be made. Any representation otherwise is a criminal offense. Interests in the Separate Account and the Fixed Account are not deposits or obligations of, or insured or guaranteed by, the U.S. Government, any bank or other depository institution including the Federal Deposit Insurance Corporation ("FDIC"), the Federal Reserve Board or any other agency or entity or person. We do not authorize any representations about this offering other than as contained in this Prospectus or its supplements or in our authorized supplemental sales material. We do not guarantee how any of the Portfolios will perform.

                               TABLE OF CONTENTS


                                                                 PAGE
                                                               IN THIS
SUBJECT                                                       PROSPECTUS
-------                                                       ----------
Cover Pages
Contacting Us................................................      3
Summary of Benefits and Risks................................      3
   Certificate Benefits......................................      3
   Risks of a Certificate....................................      4
Fee Tables...................................................      5
   Transaction Fees..........................................      6
   Periodic Charges Other Than Portfolio Operating Expenses..      6
   Periodic Charges Applicable to Any Optional Riders That
     May be Added to Your Certificate........................      7
   Portfolio Operating Expenses..............................      9
MetLife......................................................     10
   The Fixed Account.........................................     10
Separate Account UL..........................................     11
   The Funds.................................................     12
   Certain Payments We Receive with Regard to the Portfolios.     12
   Selection of Portfolios...................................     12
   Management of Portfolios..................................     12
   The Portfolio Share Classes that We Offer.................     13
Issuing a Group Policy and a Certificate.....................     14
Payment and Allocation of Premiums...........................     15
   Paying Premiums...........................................     15
   Maximum and Minimum Premium Payments......................     15
   Allocating Net Premiums...................................     15
Insurance Proceeds...........................................     16
   Death Benefit.............................................     16
   Alternate Death Benefit...................................     16
   Specified Face Amount.....................................     17
   Income Plans..............................................     17
Cash Value, Transfers and Withdrawals........................     18
   Cash Value................................................     18
   Cash Value Transfers......................................     18
   Surrender and Withdrawal Privileges.......................     21
   Benefit at Final Date.....................................     22
Paid-Up Certificate Provision................................     22
Loan Privileges..............................................     23
Optional Benefits Added By Rider.............................     24
Charges and Deductions.......................................     24
   Important Information Applicable to All Certificate
     Charges and Deductions..................................     24
   Charges Deducted from Premiums............................     25
   Charges Included in the Monthly Deduction.................     26
   Charges Against the Separate Account......................     27
   Variations in Charges.....................................     28
   Portfolio Company Charges.................................     28
   Other Charges.............................................     28
Certificate Termination and Reinstatement....................     28
Federal Tax Matters..........................................     29
Rights We Reserve............................................     32
Other Certificate Provisions.................................     33
Sales of Certificates........................................     37
Legal Proceedings............................................     38
Restrictions on Financial Transactions.......................     38
Independent Registered Public Accounting Firm................     39
Financial Statements.........................................     39

CONTACTING US

[SIDEBAR: YOU CAN CONTACT US AT OUR ADMINISTRATIVE OFFICE.]

You can communicate all of your requests, instructions and notifications to us by contacting us in writing at our Administrative Office. We may require that certain requests, instructions and notifications be made on forms that we provide. These include: changing your beneficiary; taking a Certificate loan; changing the specified face amount; taking a partial withdrawal; surrendering the Certificate; making transfer requests (including elections with respect to the systematic investment strategies) or changing your premium allocations. Our Administrative Office is our office at 190 Carondelet Plaza, St. Louis, Missouri 63105. We may name additional or alternate Administrative Offices. If we do, we will notify you in writing.

SUMMARY OF BENEFITS AND RISKS

This summary gives an overview of the Group Policy and Certificates and is qualified by the more detailed information in the balance of this Prospectus, the Group Policy and the Certificates. MetLife issues the Group Policy and Certificates.

CERTIFICATE BENEFITS

PREMIUM PAYMENT FLEXIBILITY. Generally, if elected by your employer, you may pay premiums through payroll deduction. If payroll deduction is not available, you may pay premiums to us on a monthly, quarterly or annual basis. You may, with certain restrictions, make premium payments in any amount and at any frequency.

However, you may also be required to make an unscheduled premium payment so that the Certificate will remain in force. The Certificate will remain in force until its Final Date, as long as the cash surrender value is large enough to cover one monthly deduction, regardless of whether or not premium payments have been made.

CASH VALUE. Your cash value in the Certificate reflects your premium payments, the charges we deduct, interest we credit if you have cash value in our fixed interest account, any investment experience you have in our Separate Account, as well as your loan and withdrawal activity.

TRANSFERS AND SYSTEMATIC INVESTMENT STRATEGIES. You may transfer cash value among the funding options, subject to certain limits (see "Cash Value, Transfers and Withdrawals"). If elected by your employer, you may also choose among four systematic investment strategies: the Equity Generator/SM/, the Equalizer/SM/, the Allocator/SM/, and the Rebalancer/SM/.

SPECIFIED FACE AMOUNT OF INSURANCE. Within certain limits, you may choose your specified face amount of insurance when the Certificate is issued. You may also increase the amount at certain times determined by your employer and subject to our underwriting requirements. In certain cases, we will automatically increase the specified face amount at each employee's salary increase on dates chosen by the employer. You may also decrease the specified face amount.

DEATH BENEFIT. The death benefit is the specified face amount of the Certificate plus the Certificate cash value at the date of death of the covered person.

INCOME PLANS. The insurance proceeds can be paid under a variety of income plans that are available under the Certificate.

SURRENDERS, PARTIAL WITHDRAWALS AND LOANS. Within certain limits, you may take partial withdrawals and loans from the Certificate. You may also surrender the Certificate for its cash surrender value.

PAID-UP CERTIFICATE BENEFIT. You can choose to terminate the death benefit (and any riders in effect) and use all or part of the cash surrender value as a single premium for a "paid-up" benefit within the terms set forth in the Certificate. ("Paid-up" means no further premiums are required.)

TAX ADVANTAGES. If you meet certain requirements, you will not pay income taxes on withdrawals or surrenders or at the Final Date of the Certificate, until your cumulative withdrawn amounts exceed the cumulative premiums you have paid. The death benefit may be subject to Federal and state estate taxes, but your beneficiary will generally not be subject to income tax on the death benefit. As with any taxation matter, you should consult with and rely on the advice of your own tax advisor.

OPTIONAL RIDER BENEFITS. You may be eligible for certain benefits provided by rider, subject to certain underwriting requirements and the payment of additional premiums. We will deduct any charges for the rider(s) as part of the monthly deduction.

RISKS OF A CERTIFICATE

This Prospectus discusses the risks associated with purchasing the Certificate. Other prospectuses (which are attached at the end of this Prospectus) discuss the risks associated with investment in the Fund described therein. Those prospectuses are being provided to you in addition to this Prospectus because each of the Separate Account UL investment divisions that are available to you under a Certificate invests solely in a corresponding "Portfolio" of a Fund.

INVESTMENT RISK. MetLife does not guarantee the investment performance of the variable investment options and you should consider your risk tolerance before selecting any of these options. You will be subject to the risk that investment performance will be unfavorable and that your cash value will decrease. In addition, we deduct certain Certificate fees and charges from your Certificate's cash value, which can significantly reduce your Certificate's cash value. During times of poor investment performance, this deduction may have an even greater impact on your Certificate's cash value. It is possible to lose your full investment and your Certificate could terminate without value, unless you pay additional premiums. If you allocate cash value to the Fixed Account, then we credit such cash value with a declared rate of interest. You assume the risk that the rate may decrease, although it will never be lower than the guaranteed minimum annual effective rate stated in your Certificate.

SURRENDER AND WITHDRAWAL RISKS. The Certificates are designed to provide lifetime insurance protection. They are not offered primarily as an investment, and are not suitable as a short-term savings vehicle. You should purchase a Certificate only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Certificate if you intend to surrender all or part of the Certificate's cash value in the near future.

RISK OF CERTIFICATE TERMINATION. Your Certificate may terminate without value if you have paid an insufficient amount of premiums or if the investment experience of the investment divisions is poor. If your cash surrender value is not enough to pay the monthly deduction, your Policy will terminate without value unless you make a premium payment sufficient to cover two monthly deductions within the 61-day grace period. If your Certificate does terminate, your insurance coverage will terminate (although you will be given an opportunity to reinstate your coverage if you satisfy certain requirements). Lapse of a certificate on which there is an outstanding loan may have adverse tax consequences.

CERTIFICATE CHARGE AND EXPENSE INCREASE. We have the right to increase certain Certificate charges.

TAX LAW RISKS. We anticipate that the Certificate should generally be deemed a life insurance contract under Federal tax law. Assuming that a Certificate qualifies as a life insurance contract for Federal income tax purposes, you should not be deemed to be in receipt of any portion of your Certificate's cash value until there is an actual distribution from the Certificate. Moreover, insurance proceeds payable under the Certificate should be excludable from the gross income of the beneficiary. Although the beneficiary generally should not have to pay Federal income tax on the insurance proceeds, other taxes, such as estate taxes, may apply.

If you pay more than a certain amount of premiums, you may cause your Certificate to become a "modified endowment contract." If it does, you will pay income taxes on loans and other amounts we pay out to you (except for payment of insurance proceeds), to the extent of any gains in your Certificate (which is generally the excess of cash value over the premiums paid). In this case, an additional 10% tax penalty may also apply.

If the Certificate is not a modified endowment contract, distributions generally will be treated first as a return of basis or investment in the contract and then as taxable income. However, during the first 15 Certificate years, in certain circumstances, a distribution may be subject to tax on a income-out-first basis if there is a gain in the Certificate (which is generally when your cash value exceeds the cumulative premiums you paid). Loans will generally not be treated as distributions. Finally, neither distributions nor loans from a Certificate that is not a modified endowment contract are subject to the 10% penalty tax.

Tax laws, regulations, and interpretations have often been changed in the past and such changes continue to be proposed. As with any taxation matter, you should consult with and rely on the advice of your own tax advisor.

FEE TABLES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Certificate. The charges set forth in the first three tables can vary, pursuant to terms of the Group Policy under which the Certificate is issued. In certain cases, we have the right to increase our charges for new Certificates, as well as for Certificates already outstanding. The maximum charges in such cases are shown in the far right-hand columns of each of the first three tables below. In addition to the following tables, certain charges that we don't currently impose (but which we have the right to impose on your Certificate in the future) are described under "Charges and Deductions--Other Charges," further back in this Prospectus.

TRANSACTION FEES

This table describes the fees and expenses that you will pay at the time that you buy the Certificate, surrender the Certificate, or transfer cash value among the variable investment options or the Fixed Account.

The Current Amount Deducted represents an amount that would be deducted from a hypothetical group that is representative of the groups to whom the
 Group Policy is offered. The amount may not reflect the actual amount currently deducted for any current Policy owner, since the current amount deducted varies from group to group based on the anticipated experience of the group.

                      WHEN CHARGE IS      CURRENT AMOUNT       MAXIMUM AMOUNT
      CHARGE             DEDUCTED            DEDUCTED          WE CAN DEDUCT
-------------------------------------------------------------------------------
Charge for average  On payment of      An amount equal to    No specific
expected state and  premium            the estimate of taxes maximum
local taxes                            we will actually pay
attributable to                        for your group,
premiums/1/                            currently up to
                                       2.55% of each
                                       premium payment.
-------------------------------------------------------------------------------
Charge for expected On payment of      0.35% of each         Same as current
federal taxes       premium            premium payment       amount
attributable to
premiums/1/
-------------------------------------------------------------------------------
Surrender,          On surrender,      None                  Up to $25 per
withdrawal and loan withdrawal or loan                       surrender,
transaction fees/2/                                          withdrawal or loan

--------
/1/ Rather than deducting this charge from each premium payment you make, we have the option of deducting an equivalent amount as part of the monthly deduction. In that case, the amount of the deduction will be based on the amount of premium payments received under all Certificates issued in connection with the Group Policy. We will waive the state premium tax charge for Internal Revenue Code Section 1035 exchanges from any other policy to a Certificate. We will also waive the state premium tax charge, as well as the charge for expected federal taxes attributable to premiums for 1035 exchanges, from another MetLife policy to a Certificate.

/2/ Generally, we will not make any transaction charge for the surrender of a Certificate because of the termination of an employer's participation in the Group Policy. See your Certificate for more details.

PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES

These tables describe other fees and expenses that you will pay periodically during the time that you own the Certificate not including the fees and expenses of the Portfolios. The amounts shown for a 43 year old covered person assume that person is a member of a hypothetical group that has been derived from all groups to whom the Group Policy is offered. These amounts may not reflect the amounts for any actual Certificate owner, since the amounts vary from group to group based on the anticipated experience of the group. The actual charge at that age for your group may be higher or lower than the rate shown.

PERIODIC CHARGES APPLICABLE TO ALL CERTIFICATES

                                  WHEN CHARGE IS          CURRENT AMOUNT           MAXIMUM AMOUNT
           CHARGE                    DEDUCTED                DEDUCTED              WE CAN DEDUCT
-----------------------------------------------------------------------------------------------------
Cost of term insurance*          On each monthly
                                 anniversary of the     Highest: $30.45 per    Highest: $53.24 per
Highest and lowest charge        Certificate            $1,000 of net amount   $1,000 of Net
among all possible covered                              at risk                Amount at Risk
persons                                                 Lowest: $.02 per       Lowest: $.06 per
                                                        $1,000 of net amount   $1,000 of Net
Charge for a hypothetical                               at risk                Amount at Risk
43 year old
                                                        $.08 per $1,000 of net $.37 per $1,000 of net
                                                        amount at risk         amount at risk
-----------------------------------------------------------------------------------------------------
Mortality and expense risk       Daily against the      Effective annual rate  Effective annual rate
charge**                         cash value in the      of .45% of the cash    of .90%
                                 Separate Account       value in the
                                                        Separate Account
-----------------------------------------------------------------------------------------------------
Administration charge***         On each monthly        $0 to $3 per           $5 per Certificate
                                 anniversary of the     Certificate
                                 Certificate
-----------------------------------------------------------------------------------------------------
Loan interest spread****         Annually (or on loan   Annual rate of 0.25%   Annual rate of 2% of
                                 termination, if        of the loan amount     the loan amount
                                 earlier)

PERIODIC CHARGES APPLICABLE TO ANY OPTIONAL RIDERS THAT MAY BE ADDED TO YOUR CERTIFICATE*****

                                      WHEN CHARGE IS       CURRENT AMOUNT      MAXIMUM AMOUNT
         OPTIONAL FEATURE                DEDUCTED             DEDUCTED         WE CAN DEDUCT
----------------------------------------------------------------------------------------------
Disability waiver of monthly        On each monthly    Since your employer     No separate
deduction benefit                   anniversary of the decides for the whole   maximum
                                    Certificate        group whether to
                                                       elect this benefit, the
                                                       cost is included in
                                                       the basic cost of
                                                       insurance rates for
                                                       the group.
----------------------------------------------------------------------------------------------
Accelerated benefits option         On each monthly    Since your employer     No separate
                                    anniversary of the decides for the whole   maximum
                                    Certificate        group whether to
                                                       elect this benefit, the
                                                       cost is included in
                                                       the basic cost of
                                                       insurance rates for
                                                       the group.
----------------------------------------------------------------------------------------------
Accidental death benefit            On each monthly                            No maximum
                                    anniversary of the Highest: $.04 per       applies to this
Highest and Lowest charge among     Certificate        $1,000 of rider         benefit
all possible Certificates                              benefit amount
                                                       Lowest: $.01 per
                                                       $1,000 of rider
Charge for a hypothetical                              benefit amount
43 year old
                                                       $.03 per $1,000 of
                                                       rider benefit amount
----------------------------------------------------------------------------------------------

                                      WHEN CHARGE IS      CURRENT AMOUNT    MAXIMUM AMOUNT
         OPTIONAL FEATURE                DEDUCTED            DEDUCTED       WE CAN DEDUCT
-------------------------------------------------------------------------------------------
Accidental Death or Dismemberment   On each monthly                         No maximum
Benefit                             anniversary of the Highest: $.05 per    applies to this
                                    Certificate        $1,000 of rider      benefit
Highest and Lowest Charge Among                        benefit amount
All Possible Certificates                              Lowest: $.02 per
                                                       $1,000 of rider
                                                       benefit amount
Charge for a hypothetical
43 year old                                            $.03 per $1,000 of
                                                       rider benefit
                                                       amount
-------------------------------------------------------------------------------------------
Dependent life benefits (spouse     On each monthly                         No maximum
coverage only)                      anniversary of the                      applies to this
                                    Certificate                             benefit
Highest and lowest charge among                        Highest: $30.34 per
all possible certificates                              $1,000 of rider
                                                       benefit amount

                                                       Lowest: $.03 per
                                                       $1,000 of rider
                                                       benefit amount
Charge for a hypothetical                              $.07 per $1,000 of
43 year old                                            rider benefit amount
-------------------------------------------------------------------------------------------
Dependent life benefits (children   On each monthly                         No maximum
coverage only)                      anniversary of the                      applies to this
                                    Certificate                             benefit
Highest and lowest charge among                        Highest: $.18 per
all possible certificates                              $1,000 of rider
                                                       benefit amount
                                                       Lowest: $.07 per
                                                       $1,000 of rider
                                                       benefit amount
Charge for a hypothetical                              $.13 per $1,000 of
43 year old                                            rider benefit
                                                       amount

* The cost of insurance charge varies based on anticipated variations in our costs or risks associated with the group or individuals in the group that the charge was intended to cover. The cost of insurance charge may not be representative of the charge that any particular Certificate owner would pay. See "Charges and Deductions--Cost of Insurance" for a more detailed discussion of factors affecting this charge. You can obtain more information about the cost of insurance or other charges that would apply by contacting your insurance sales representative. If you would like, we will provide you with an illustration of the impact of these and other charges under the Certificate based on various assumptions.
** We may determine differences in this charge for different employer groups based on differences in the levels of mortality and expense risks. See "Charges and Deductions--Certificate Charges--Charge Against the Separate Account" below for a fuller description of how this charge may vary.
*** This charge for a Certificate may vary based on differences in the levels of administrative services performed by us and by the employer for the specific group under which the Certificate is issued.
**** We charge interest on Certificate loans but credit you with interest on the amount of the cash value we hold as collateral for the loan. The loan interest spread is the excess of the interest rate we charge over the interest rate we credit.
***** The rider charges may vary based on individual characteristics, or anticipated variations in our costs or risks associated with the group or individuals in the group under which the Certificate is issued. The charge may not be representative of the charge that any particular Certificate owner would pay. You can obtain more information about this and other charges that would apply by contacting your insurance sales representative.

PORTFOLIO OPERATING EXPENSES

Each of the Funds pays an investment management fee. Each of the Funds also incurs other direct expenses (see the applicable Fund Prospectus attached at the end of this Prospectus and the Statement of Additional Information referred to therein for each Fund). You bear indirectly your proportionate share of the fees and expenses of the Portfolios of each Fund that correspond to the Separate Account investment divisions you are using. The Funds offer various classes of shares, each of which has a different level of expenses. However, we offer only Class A shares of the Funds under the Certificates.


This table describes the fees and expenses that the Portfolios will pay and that therefore a Certificate owner will indirectly pay periodically during the time that he or she owns a Certificate. The table shows the lowest and highest fees and expenses charged by the Portfolios for the fiscal year ended December 31, 2005, before and after any contractual fee waivers and expense reimbursements. More detail concerning each Portfolio's fees and expenses is contained in the table that follows this table and in the attached Fund prospectuses.



                                                                     LOWEST* HIGHEST*
-------------------------------------------------------------------------------------
Gross Total Annual Portfolio Operating Expenses
 (expenses that are deducted from Portfolio assets, including
 management fees, distribution (Rule 12b-1) fees and other expenses)  .29%    1.06%
-------------------------------------------------------------------------------------
Net Total Annual Portfolio Operating Expenses
 (net of any contractual fee waivers and expense reimbursements)      .28%    1.06%

--------

*The lowest and highest percentages have been selected after adjustment of the percentage for all Portfolios (on a consistent basis) to reflect any changes in expenses during the 12 months ended December 31, 2005 or expected to occur during the 12 months ended December 31, 2006.

The table below describes the annual operating expenses for each Portfolio for the year ended December 31, 2005, as a percentage of the Portfolio's average daily net assets for the year.



                                                                              GROSS
                                                                              TOTAL   FEE WAIVERS AND NET TOTAL
                                                   MANAGEMENT  OTHER   12B-1  ANNUAL      EXPENSE       ANNUAL
                                                      FEES    EXPENSES FEES  EXPENSES REIMBURSEMENTS  EXPENSES/1/
-----------------------------------------------------------------------------------------------------------------
METROPOLITAN SERIES FUND, INC. (CLASS A)
-----------------------------------------------------------------------------------------------------------------
BlackRock Bond Income                                 .40%      .07%     0      .47%        .00%          .47%/2/
-----------------------------------------------------------------------------------------------------------------
BlackRock Diversified                                 .44%      .06%     0      .50%        .00%          .50%
-----------------------------------------------------------------------------------------------------------------
BlackRock Investment Trust                            .49%      .06%     0      .55%        .00%          .55%
-----------------------------------------------------------------------------------------------------------------
FI International Stock                                .86%      .20%     0     1.06%        .00%         1.06%
-----------------------------------------------------------------------------------------------------------------
FI Mid Cap Opportunities                              .68%      .07%     0      .75%        .00%          .75%
-----------------------------------------------------------------------------------------------------------------
Harris Oakmark Large Cap Value                        .72%      .06%     0      .78%        .00%          .78%
-----------------------------------------------------------------------------------------------------------------

                                                                              GROSS
                                                                              TOTAL   FEE WAIVERS AND NET TOTAL
                                                   MANAGEMENT  OTHER   12B-1  ANNUAL      EXPENSE       ANNUAL
                                                      FEES    EXPENSES FEES  EXPENSES REIMBURSEMENTS  EXPENSES/1/
-----------------------------------------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index                  .25%      .06%     0     .31%         .01%         .30%/2/
-----------------------------------------------------------------------------------------------------------------
MetLife Stock Index                                   .25%      .04%     0     .29%         .01%         .28%/2/
-----------------------------------------------------------------------------------------------------------------
Morgan Stanley EAFE Index                             .30%      .22%     0     .52%         .01%         .51%/2/
-----------------------------------------------------------------------------------------------------------------
Oppenheimer Global Equity                             .60%      .33%     0     .93%         .00%         .93%
-----------------------------------------------------------------------------------------------------------------
Russell 2000 Index                                    .25%      .11%     0     .36%         .01%         .35%/2/
-----------------------------------------------------------------------------------------------------------------
T. Rowe Price Small Cap Growth                        .51%      .09%     0     .60%         .00%         .60%
-----------------------------------------------------------------------------------------------------------------
MET INVESTORS SERIES TRUST (CLASS A)
-----------------------------------------------------------------------------------------------------------------
Lord Abbett Bond Debenture                            .51%      .05%     0     .56%         .00%         .56%
-----------------------------------------------------------------------------------------------------------------

--------
/1/ Net Total Annual Expenses do not reflect any voluntary waivers of fees and expenses, or any expense reductions resulting from directed brokerage arrangements.

/2/ Our affiliate MetLife Advisers, LLC ("MetLife Advisers") and the Metropolitan Series Fund, Inc. ("Met Series Fund") have entered into an Expense Agreement under which MetLife Advisers will waive the management fee payable by certain Portfolios in the following percentage amounts: .025% for the assets in the BlackRock Bond Income Portfolio over $1 billion but less than $2 billion, ..006% for the Lehman Brothers Aggregate Bond Index Portfolio, .007% for the MetLife Stock Index Portfolio, .007% for the Morgan Stanley EAFE Index Portfolio and .007% for the Russell 2000 Index Portfolio.



THE FEE AND EXPENSE INFORMATION REGARDING THE PORTFOLIOS WAS PROVIDED BY THOSE PORTFOLIOS.

FOR INFORMATION CONCERNING COMPENSATION PAID FOR THE SALE OF THE GROUP POLICIES AND CERTIFICATES, SEE "SALES OF CERTIFICATES."

METLIFE

MetLife is a wholly-owned subsidiary of MetLife, Inc., a publicly traded company. Our main office is located at 200 Park Avenue, New York, New York 10166. We are obligated to pay all amounts and other benefits and other amounts to which you are entitled under the terms of your Certificate.

THE FIXED ACCOUNT

The Fixed Account is part of our general assets that are not in any legally segregated separate accounts. The minimum guaranteed interest rate will vary based on the provisions stated in the Certificate but will never be lower than 3%. We may also credit excess interest on such amounts. Different excess interest rates may apply to different amounts based upon when such amounts were allocated to the Fixed Account.

We credit the guaranteed and excess interest on each "Valuation Date" (as defined below in "Other Certificate Provisions--When Your Requests Become Effective"). We guarantee the credited interest, and it becomes part of the Certificate's cash value in the Fixed Account. We charge the portion of the monthly deduction that is deducted from the Fixed Account against the most recent premiums paid and interest credited thereto.

We can delay transfers, withdrawals, surrender and payment of Certificate loans from the Fixed Account for up to 6 months. Since the Fixed Account is not registered under the federal securities laws, this Prospectus contains only limited information about the Fixed Account. The Group Policy and the Certificate give you more information on the operation of the Fixed Account.

SEPARATE ACCOUNT UL

THE SEPARATE ACCOUNT

The Separate Account receives premium payments from the Group Policies and Certificates described in this Prospectus and other variable life insurance policies that we issue. The assets in the Separate Account legally belong to us, but they are held solely for the benefit of investors in the Separate Account and no one else, including our other policyholders and creditors. We will keep an amount in the Separate Account that at least equals the value of our commitments to policy owners that are based on their investments in the Separate Account. We can also keep charges that we deduct and other excess amounts in the Separate Account or we can transfer the excess out of the Separate Account.

THE INVESTMENT DIVISIONS

[SIDEBAR: EACH SEPARATE ACCOUNT INVESTMENT DIVISION INVESTS IN A CORRESPONDING PORTFOLIO OF A FUND.]

The Separate Account has subdivisions, called "investment divisions." Each investment division invests its assets exclusively in shares of a corresponding Portfolio of a Fund. We can add new investment divisions to or eliminate investment divisions from the Separate Account. You can designate how you would like your net premiums and cash value to be allocated among the available investment divisions and our Fixed Account. In some cases, your employer retains the right to allocate the portion of any net premiums it pays (rather than any premiums you pay). If so, the Certificate will state this. Amounts you allocate to each investment division receive the investment experience of the investment division, and you bear this investment risk.

SUBSTITUTION OF INVESTMENTS

If investment in the Portfolios or a particular Portfolio is no longer possible, or in our judgment becomes inappropriate for the purposes of the Policies, or for any other reason in our sole discretion, we may substitute another portfolio without your consent. The substituted portfolio may have different fees and expenses. Substitution may be made with respect to existing investments or the investment of future premium payments, or both. However, we will not make such substitution without any necessary approval of the Securities and Exchange Commission. Furthermore, we may make available or close investment divisions to allocation of premium payments or cash value, or both, for some or all classes of Policies, at any time in our sole discretion.

THE FUNDS

[SIDEBAR: YOU SHOULD CAREFULLY REVIEW THE INVESTMENT OBJECTIVES, STRATEGIES, AND RISKS OF EACH PORTFOLIO WHICH ARE DESCRIBED IN THE PROSPECTUS FOR EACH FUND THAT IS ATTACHED AT THE END OF THIS PROSPECTUS.]

Each of the Funds is a "series" type of mutual fund, which is registered as an open-end management investment company under the 1940 Act. Each Fund is divided into Portfolios, each of which represent a different class of stock in which a corresponding investment division of the Separate Account invests. Not all of the Portfolios of a Fund are available in connection with the Certificates. You should read each Fund prospectus, which is attached at the end of this Prospectus. It contains information about each Fund and its Portfolios, including the investment objectives, strategies, risks and investment advisers that are associated with each Portfolio. It also contains information on our different separate accounts and those of our affiliates that invest in each Fund and the risks related thereto.

CERTAIN PAYMENTS WE RECEIVE WITH REGARD TO THE PORTFOLIOS


We, and certain of our affiliated insurance companies, have membership interests in our affiliated investment advisers, MetLife Advisers, LLC and Met Investors Advisory LLC, which are formed as limited liability companies. Our ownership interests entitle us to profit distributions if the adviser makes a profit with respect to the advisory fees it receives from a Portfolio. We may benefit accordingly from assets allocated to the Portfolios to the extent they result in profits to the advisers. (See "Fee Tables--Annual Portfolio Operating Expenses" for information on the management fees paid by the Portfolios to the advisers and the Statement of Additional Information for the Funds for information on the management fees paid by the adviser to sub-advisers.)


SELECTION OF PORTFOLIOS


We select the Portfolios offered through the Policy based on several criteria, including asset class coverage, the strength of the adviser's or sub-adviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Portfolio's adviser or sub-adviser is one of our affiliates or whether the Portfolio, its adviser, its sub-adviser(s), or an affiliate will compensate us or our affiliates for providing certain administrative and other services. In some cases, we have included Portfolios based on recommendations made by selling firms. We review the Portfolios periodically and may remove a Portfolio or limit its availability to new premium payments and/or transfers of cash value if we determine that the Portfolio no longer meets one or more of the selection criteria, and/or if the Portfolio has not attracted significant allocations from policy owners. We do not provide investment advice and do not recommend or endorse any particular Portfolio.


MANAGEMENT OF PORTFOLIOS

Each Fund has an investment adviser who is responsible for overall management of the Fund. These investment advisers have contracted with sub-advisers to make the day-to-day investment decisions for some of the Portfolios.

The adviser, any sub-adviser and the investment objective of each Portfolio are as follows:


       METROPOLITAN SERIES FUND, INC.             ADVISER: METLIFE ADVISERS, LLC
-------------------------------------------------------------------------------------
      PORTFOLIO             SUB-ADVISER                INVESTMENT OBJECTIVE
-------------------------------------------------------------------------------------
BlackRock              BlackRock              Competitive total return primarily from
Bond Income            Advisers Inc.          investing in fixed-income securities.
-------------------------------------------------------------------------------------
BlackRock Diversified  BlackRock              High total return while attempting to
                       Advisers Inc.          limit investment risk and preserve
                                              capital.
-------------------------------------------------------------------------------------
BlackRock              BlackRock              Long-term growth of capital and
Investment Trust       Advisers Inc.          income.
-------------------------------------------------------------------------------------
FI International Stock Fidelity Management    Long-term growth of capital.
                       & Research Company
-------------------------------------------------------------------------------------
FI Mid Cap             Fidelity Management    Long-term growth of capital.
Opportunities          & Research Company
-------------------------------------------------------------------------------------
Harris Oakmark Large   Harris Associates L.P. Long-term capital appreciation.
Cap Value
-------------------------------------------------------------------------------------
Lehman Brothers        Metropolitan Life      To equal the performance of the
Aggregate Bond Index   Insurance Company      Lehman Brothers Aggregate Bond
                                              Index.
-------------------------------------------------------------------------------------
MetLife Stock Index    Metropolitan Life      To equal the performance of the
                       Insurance Company      Standard & Poor's 500(R) Composite
                                              Stock Price Index.
-------------------------------------------------------------------------------------
Morgan Stanley         Metropolitan Life      To equal the performance of the MSCI
EAFE Index             Insurance Company      EAFE Index.
-------------------------------------------------------------------------------------
Oppenheimer            Oppenheimer            Capital appreciation.
Global Equity          Funds Inc.
-------------------------------------------------------------------------------------
Russell 2000 Index     Metropolitan Life      To equal the return of the Russell 2000
                       Insurance Company      Index.
-------------------------------------------------------------------------------------
T. Rowe Price Small    T. Rowe Price          Long-term capital growth.
Cap Growth             Associates Inc.
-------------------------------------------------------------------------------------
         MET INVESTORS SERIES TRUST                   ADVISER: MET INVESTORS
                  (CLASS A)                                ADVISORY, LLC
-------------------------------------------------------------------------------------
Lord Abbett Bond       Lord, Abbett &         High current income and the
Debenture              Co. LLC                opportunity for capital appreciation to
                                              produce a high total return.
-------------------------------------------------------------------------------------


Some of the Portfolios have names and investment objectives that are very similar to certain publicly available mutual funds that are managed by the same money managers. These Portfolios are not those publicly available mutual funds and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different cash flows into and out of the Portfolios, different fees and different sizes.

THE PORTFOLIO SHARE CLASSES THAT WE OFFER

The Funds offer various classes of shares, each of which has a different level of expenses. The Fund prospectuses may provide information for share classes or Portfolios that are not available through the Certificate. When you consult the Fund prospectus for a Portfolio, you should be careful to refer only to the information regarding the Portfolio and class of shares that is available through the Certificate:
.. For the Metropolitan Series Fund, Inc. and the Met Investors Series Trust, we offer Class A shares only.

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES BY OUR SEPARATE ACCOUNT

As of the end of each Valuation Period (see "Valuation Period" description below in "Other Certificate Provisions--When Your Requests Become Effective"), we purchase and redeem Fund shares for the Separate Account at their net asset value without any sales or redemption charges. These purchases and redemptions reflect the amount of any of the following transactions that take effect at the end of the Valuation Period:
..  The allocation of net premiums to the Separate Account.
.. Dividends and distributions on Fund shares that are reinvested as of the dates paid (which reduces the value of each share of the Fund and increases the number of Fund shares outstanding, but has no effect on the cash value in the Separate Account).
..  Certificate loans and loan repayments allocated to the Separate Account.
..  Transfers to and among investment divisions.
..  Withdrawals and surrenders taken from the Separate Account.

VOTING RIGHTS THAT YOU WILL HAVE

[SIDEBAR: YOU CAN GIVE US VOTING INSTRUCTIONS ON SHARES OF EACH PORTFOLIO OF A FUND THAT ARE ATTRIBUTED TO YOUR CERTIFICATE.]

The Funds have shareholder meetings from time to time to, for example, elect directors and approve some changes in investment management arrangements. We will vote the shares of each Portfolio that are attributed to your Certificate based on your instructions. Should we determine that the 1940 Act no longer requires us to do this, we may decide to vote Fund shares in our own right, without input from you or any other owners of variable life insurance policies or variable annuity contracts that participate in a Fund.

ISSUING A GROUP POLICY AND A CERTIFICATE

[SIDEBAR: WE WILL ISSUE A CERTIFICATE TO YOU AS OWNER. UNLESS YOUR EMPLOYER HAS RESERVED OTHERWISE, YOU WILL HAVE ALL THE RIGHTS UNDER THE CERTIFICATE, INCLUDING THE ABILITY TO NAME A NEW OWNER OR CONTINGENT OWNER.]

We may issue a Group Policy to an employer or association ("employer") or to a trust through which an employer participates. Generally, the minimum number of people in a group that is required before we will issue a Group Policy directly to an employer is 200 lives. However, we reserve the right to issue a Group Policy or provide coverage to an employer that does not meet this minimum.

Employees of employers and members of associations ("employees") may own Certificates issued under their employer's Group Policy. If you want to own a Certificate, then you must complete an enrollment form, which must be received by the Administrative Office. We reserve the right to reject an enrollment form for any reason permitted by law, and our acceptance of an enrollment form is subject to our underwriting rules.

Generally, we will issue a Certificate only to an eligible employee, or a spouse of an eligible employee when permitted by the employer. The person upon whose life the Certificate is issued is called the covered person. The owner is generally the employee unless the enrollment form designates someone else as owner. For the purpose of computing the covered person's age under the Certificate, we start with the covered person's age on a day selected by your employer. Age can be measured from December 31st in a given year, or from any other date agreed to by your employer and us.

The Date of Certificate is set forth in the Certificate and is the effective date for life insurance protection under the Certificate. We use the Date of Certificate to calculate the Certificate years (and Certificate months and monthly anniversaries).

PAYMENT AND ALLOCATION OF PREMIUMS

[SIDEBAR: YOU CAN MAKE PLANNED PERIODIC PREMIUM PAYMENTS AND UNSCHEDULED PREMIUM PAYMENTS.]

The payment of a given premium will not necessarily guarantee that your Certificate will remain in force. Rather, this depends on the Certificate's cash surrender value.

PAYING PREMIUMS

You can make premium payments, subject to certain limitations discussed below, through:
.. PAYROLL DEDUCTION: Where provided by your employer, you may pay premiums through payroll deduction. Your employer may require that you pay a minimum monthly amount in order to use payroll deduction. Your employer may send payroll deductions to us as much as 30 days after the deduction is made.
..  PLANNED PERIODIC PAYMENTS:  If there is no payroll deduction available, you may elect to pay premiums monthly, quarterly or annually.
.. UNSCHEDULED PREMIUM PAYMENT OPTION: You also can make other premium payments at any time.

MAXIMUM AND MINIMUM PREMIUM PAYMENTS
..  The first premium may not be less than the planned premium.
..  Unscheduled premium payments must be at least $100 each. We may change this minimum amount on 90 days notice to you.
.. You may not pay premiums that exceed tax law premium limitations for life insurance policies. We will return any amounts that exceed these limits except that we will keep any amounts that are required to keep the Certificate from terminating. We will let you make premium payments that would turn the Certificate into a modified endowment contract, but we will promptly tell you of this status, and if possible, we will tell you how to reverse the status. ("See Tax Matters--Modified Endowment Contracts.")

ALLOCATING NET PREMIUMS

[SIDEBAR: NET PREMIUMS ARE YOUR PREMIUMS MINUS THE CHARGES DEDUCTED FROM YOUR PREMIUMS.]

Generally, you indicate on your enrollment form the initial allocation of net premiums (your premiums minus the charges deducted from your premiums) among the Fixed Account and the investment divisions of the Separate Account. In some cases, your employer has the right to allocate the portion of any net premiums it pays (but not any premiums that you pay) until the covered person retires (if the covered person is employed by your employer) or the Certificate becomes portable. (See "Portable Certificate" under "Other Certificate Provisions--Effect of Termination of Employer Participation in the Group Policy.") The Certificate includes a description of your right to allocate net premiums.

The percentage of your net premium allocation into each of these investment options must be a minimum of 10% and in whole numbers. You can change your allocations at any time by giving us written notification at our Administrative Office or in any other manner that we permit.

INSURANCE PROCEEDS

If the Certificate is in force, we will pay your beneficiary the insurance proceeds as of the end of the Valuation Period that includes the covered person's date of death. We will pay this amount after we receive documents that we request as due proof of the covered person's death.

The beneficiary can receive the death benefit in a single sum or under an income plan described below. You may make this choice during the covered person's lifetime. If no selection is made, we will place the amount in an account to which we will credit interest, and the beneficiary will have immediate access to all or part of that amount. This account is part of our general account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in this account. The beneficiary has one year from the date the insurance proceeds are paid to change the selection from a single sum payment to an income plan, as long as we have made no payments from the interest-bearing account. If the terms of the income plan permit the beneficiary to withdraw the entire amount from the plan, the beneficiary can also name contingent beneficiaries.

The insurance proceeds equal:
..  The death benefit provided on the date of death or the alternate death benefit; plus
..  Any additional insurance proceeds provided by rider; minus
.. Any unpaid Certificate loans and accrued interest thereon, and any due and unpaid charges accruing during a grace period.

DEATH BENEFIT

[SIDEBAR: THE CERTIFICATE PROVIDES A DEATH BENEFIT WHICH INCLUDES THE CASH VALUE OF THE CERTIFICATE.]

The death benefit varies and equals the specified face amount of insurance of the Certificate plus the cash value on the date of death.

ALTERNATE DEATH BENEFIT

In order to ensure that the Certificate qualifies as life insurance under the federal income tax laws, the beneficiary will receive an alternate death benefit if it is greater than the amount that the beneficiary would have received under the death benefit described above. The alternate death benefit is calculated by multiplying the Certificate's cash value by a prescribed percentage. The prescribed percentage is determined by the covered person's age at the time of the calculation and declines as the covered person grows older. The alternate death benefit is as follows:

                AGE OF COVERED PERSON AT DEATH % OF CASH VALUE*
                -----------------------------------------------
                         40 and less                 250%
                             45                      215%
                             50                      185%
                             55                      150%
                             60                      130%
                             65                      120%
                             70                      115%
                          75 to 90                   105%
                             95                      100%

--------
* For the ages not listed, the percentage decreases by a ratable portion for each full year.

During any period when your cash value is high enough that the alternate death benefit applies, your charges for insurance costs will be higher, since the effective amount of your coverage will be greater. In no event will the death benefit be less than the minimum insurance amount required under current Federal income tax rules applicable to the definition of life insurance as in effect on the date your Certificate is issued.

SPECIFIED FACE AMOUNT

[SIDEBAR: YOU CAN GENERALLY INCREASE OR DECREASE THE CERTIFICATE'S SPECIFIED FACE AMOUNT.]

The specified face amount is the basic amount of life insurance specified in the Certificate. The Minimum Specified Face Amount is the smallest amount of specified face amount for which a Certificate may be issued, and is set forth in the Certificate. This amount will never be less than $10,000.

Generally, you may change your specified face amount subject to certain limitations. Any change you request will be effective on the monthly anniversary on or next following our approval of your request. You are permitted to decrease the specified face amount to as low as the Minimum Specified Face Amount set forth in the Certificate.

You may request an increase on dates determined by your employer and set forth in the Certificate. If you are a qualifying employee, we will make automatic increases in the specified face amount when your salary increases on a date or dates determined by your employer. However, you can notify us in writing at any time that you do not desire such automatic increases in the future. Any requirements as to the minimum amount of an increase are set forth in the Certificate. Any increase is subject to our underwriting rules which may include a requirement for evidence satisfactory to us of the covered person's insurability.

Before you change your specified face amount you should consider the following:
..  The insurance portion of your death benefit will change. This will affect the insurance charges, cash value and death benefit levels;
.. Reducing your specified face amount may result in our returning an amount to you which, if it occurs during the first 15 Certificate years, could then be taxed on an income first basis, even if the Certificate is not a modified endowment contract;
.. The amount of additional premiums that the tax laws permit you to pay into the Certificate may increase or decrease. The additional amount you can pay without causing the Certificate to be a modified endowment contract for tax purposes may also increase or decrease (see "Tax Matters--Modified Endowment Contracts"); and
.. The Certificate could become a modified endowment contract in certain circumstances.

INCOME PLANS

[SIDEBAR: GENERALLY YOU CAN RECEIVE THE CERTIFICATE'S INSURANCE PROCEEDS UNDER AN INCOME PLAN INSTEAD OF IN A LUMP SUM.]

The insurance proceeds can generally be paid under a variety of income plans. We currently make the following income plans available:
..  Interest Income
..  Installment Income for a Stated Period
..  Installment Income of a Stated Amount
..  Single Life Income-Guaranteed Payment Period
..  Joint and Survivor Life Income
..  Single Life Income-Guaranteed Return

Before you choose an income plan you should consider:
.. The tax consequences associated with the Certificate proceeds, which can vary considerably, depending on whether a plan is chosen. You or your beneficiary should consult with a qualified tax advisor about tax consequences; and
.. That the rates of return we credit under these plans are not based on the investment performance of any of the Portfolios.

CASH VALUE, TRANSFERS AND WITHDRAWALS

CASH VALUE

[SIDEBAR: THE CERTIFICATE IS DESIGNED TO ACCUMULATE CASH VALUE.]

The Certificate's CASH VALUE equals:
..  The Fixed Account cash value, plus
..  The Loan Account cash value, plus
..  The Separate Account cash value.

The Certificate's CASH SURRENDER VALUE equals your cash value minus:
..  Any outstanding Certificate loans (plus any accrued and unpaid loan interest);
.. Any accrued and unpaid monthly deduction; and .. Any surrender transaction fee.

Unless the Group Policy is still in its first year, we will, on the Investment Start Date for the Certificate, allocate your cash value among the investment divisions as you requested your net premiums to be allocated in your enrollment form or a subsequent reallocation request. See "Investment Start Date" description below in "Other Certificate Provisions--When Your Requests Become Effective." If the Group Policy is still in its first year, we will make this allocation 20 days after the Investment Start Date.

Thereafter, at the end of each Valuation Period the cash value in an investment division will equal:
..  The cash value in the investment division at the beginning of the Valuation
   Period; plus
..  All net premiums, loan repayments and cash value transfers into the investment division during the Valuation Period; minus
..  All partial cash withdrawals, loans and cash value transfers out of the investment division during the Valuation Period; minus
..  The portion of any charges and deductions allocated to the cash value in the investment division during the Valuation Period; plus
.. The net investment return for the Valuation Period on the amount of cash value in the investment division at the beginning of the Valuation Period.

The net investment return currently equals the rate of increase or decrease in the net asset value per share of the underlying Fund portfolio over the Valuation Period, adjusted upward to take appropriate account of any dividends and other distributions paid by the portfolio during the period.

CASH VALUE TRANSFERS

The minimum amount you may transfer is $200 or, if less, the total amount in an investment option. You may make transfers at any time after the Investment Start Date. In some cases, your employer retains the right to transfer the portion of any net premiums it pays (but not any premiums you pay). The Certificate will set forth any such employer rights.

In some cases, the maximum amount that you may transfer or withdraw from the Fixed Account in any Certificate year is the greater of .. $200 and
..  25% of the largest amount in the Fixed Account over the last four
   Certificate years (or since the Date of Certificate if the Certificate has been in effect for less than four years).

Any such limit does not apply to
..  a full surrender
..  any loans taken
..  any transfers under a systematic investment strategy

The Certificate includes a description of your cash value transfer rights. We do not charge for transfers. Currently, transfers are not taxable transactions.

Frequent requests from Certificate Owners to transfer cash value may dilute the value of a Portfolio's shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Portfolio and the reflection of that change in the Portfolio's share price ("arbitrage trading"). Regardless of the existence of pricing inefficiencies, frequent transfers may also increase brokerage and administrative costs of the underlying Portfolios and may disrupt portfolio management strategy, requiring a Portfolio to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations ("disruptive trading"). Accordingly, arbitrage trading and disruptive trading activities (referred to collectively as "market timing") may adversely affect the long-term performance of the Portfolios, which may in turn adversely affect Certificate Owners and other persons who may have an interest in the Certificates (E.G., beneficiaries).


We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield Portfolios (I.E., FI International Stock Portfolio, Morgan Stanley EAFE Index Portfolio, Oppenheimer Global Equity Portfolio, Russell 2000 Index Portfolio, T. Rowe Price Small Cap Growth Portfolio, and Lord Abbett Bond Debenture Portfolio) and we monitor transfer activity in those Portfolios (the "Monitored Portfolios"). We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer activity to determine if, for each category of international, small-cap and high-yield Portfolios, in a 12-month period there were; (1) six or more transfers involving the given category; (2) cumulative gross transfers involving the given category that exceed the current cash value; and (3) two or more "round-trips" involving any Portfolio in the given category. A round-trip generally is defined as a transfer in followed by a transfer out within the next seven calendar days or a transfer out followed by a transfer in within the next seven calendar days, in either case subject to certain other criteria. We do not believe that other Portfolios present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer activity in those Portfolios. We may change the Monitored Portfolios at any time without notice in our sole discretion. In addition to monitoring transfer activity in certain Portfolios, we rely on the underlying Portfolios to bring any potential disruptive trading activity they identify to our attention for investigation on a case-by-case basis. We will also investigate any other harmful transfer activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.

Our policies and procedures may result in transfer restrictions being applied to deter market timing. Currently, when we detect transfer activity in the Monitored Portfolios that exceeds our current transfer limits, or other transfer activity that we believe may be harmful to other Certificate Owners or other persons who have an interest in the Certificates, we require all future transfer requests, to or from a Monitored Portfolio or other identified Portfolios, under that Certificate to be submitted in writing with an original signature. Transfers made under an automated investment strategy described in this prospectus are not treated as transfers when we evaluate trading patterns for market timing.

The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Portfolios that we believe are susceptible to market timing or the determination of the transfer limits. Our ability to detect and/or restrict such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Certificate Owners to avoid such detection. Our ability to restrict such transfer activity may also be limited by provisions of the Certificates. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Certificate Owners and other persons with interests in the Certificates. We do not accommodate market timing in any Portfolios and there are no arrangements in place to permit any Certificate Owner to engage in market timing; we apply our policies and procedures without exception, waiver, or special arrangement.

The Portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares, and we reserve the right to enforce these policies and procedures. For example, Portfolios may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Certificate owners and other persons with interests in the Policies should be aware that we currently may not have the contractual obligation or the operational capacity to apply the frequent trading policies and procedures of the Portfolios. However, under rules recently adopted by the Securities and Exchange Commission, effective October 16, 2006 we will be required to (1) enter into a written agreement with each Portfolio or its principal underwriter that will obligate us to provide to the Portfolio promptly upon request certain information about the trading activity of individual Policy owners, and (2) execute instructions from the Portfolio to restrict or prohibit further purchases or transfers by specific Certificate owners who violate the frequent trading policies established by the Portfolio.

In addition, Certificate Owners and other persons with interests in the Certificates should be aware that some Portfolios may receive "omnibus" purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance policies and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their frequent trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus Certificate Owners) will not be harmed by transfer activity relating to the other insurance companies and/or retirement plans that may invest in the Portfolios.

In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities (even if an entire omnibus order is rejected due to the market timing activity of a single Certificate Owner). You should read the Portfolio prospectuses for more details.

SYSTEMATIC INVESTMENT STRATEGIES. For certain groups, you can choose one of four currently available strategies described below. Your employer can inform you whether these investment strategies are available. You can also change or cancel your choice at any time.

EQUITY GENERATOR /SM/. Allows you to transfer an amount equal to the interest earned in the Fixed Account in any Certificate month equal to at least $20 to the MetLife Stock Index investment division. The transfer will be made at the beginning of the Certificate month following the Certificate month in which the interest was earned.

EQUALIZER /SM/. Allows you to periodically equalize amounts in your Fixed Account and the MetLife Stock Index investment division. We currently make equalization each quarter. We will terminate this strategy if you make a transfer out of either of the investment divisions or the Fixed Account. You may then reelect the Equalizer on your next Certificate anniversary.

REBALANCER/SM/. Allows you to periodically redistribute amounts in the Fixed Account and investment divisions in the same proportion that the net premiums are then being allocated. We currently make the redistribution each quarter.

ALLOCATOR/SM/. Allows you to systematically transfer money from the Fixed Account to any investment division(s). When you elect Allocator, you must have enough cash value in the Fixed Account to enable the election to be in effect for three months. The election can be to transfer each month:
.. A specific amount, until the cash value in the Fixed Account is exhausted; .. A specific amount for a specific number of months; or .. Amounts in equal installments until the total amount you have requested has been transferred.

These transfer privileges allow you to take advantage of investment fluctuations, but none assures a profit nor protects against a loss in declining markets. Because the Allocator involves continuous investment in securities regardless of the price levels of such securities, you should consider your financial ability to continue purchases through periods of fluctuating price levels.

SURRENDER AND WITHDRAWAL PRIVILEGES

[SIDEBAR: YOU CAN SURRENDER THE CERTIFICATE FOR ITS CASH SURRENDER VALUE.]

We may ask you to return the Certificate before we honor your request to surrender the Certificate. The proceeds will be paid in a single sum. If the covered person dies after you surrender the Certificate but before the end of the Certificate month in which you surrendered the Certificate, we will pay your beneficiary an amount equal to the difference between the Certificate's death benefit and its cash value, computed as of the surrender date.

You can make partial withdrawals if:
.. the withdrawal is at least $200; and .. in some cases, the amount you request to withdraw from the Fixed Account is not more than the greater of (a) $200, and (b) 25% of the largest amount in the Fixed Account over the last four Certificate years (or since the Date of Certificate if the Certificate has been in effect for less than four years).

The Certificate includes a description of your rights to make partial withdrawals. If you make a request for a partial withdrawal that is not permitted, we will tell you and you may then ask for a smaller withdrawal or surrender the Certificate. We will deduct your withdrawal from the Fixed Account and each of the investment divisions of the Separate Account in the same proportion that the Certificate's cash value in each such option bears to the total cash value of the Certificate in the Fixed Account and the investment divisions.

As regards payment of amounts attributable to a check, we can wait for a reasonable time (15 days or less) to let the check clear.

Before surrendering the Certificate or requesting a partial withdrawal you should consider the following:
..  Transaction fees of up to $25 (but not greater than 2% of the amount withdrawn) may apply, if the Certificate so states.
.. Amounts received may be taxable as income and, if your Certificate is a modified endowment contract, subject to certain tax penalties. (See "Tax Matters--Modified Endowment Contracts.")
..  If you also decrease your specified face amount at the time of the withdrawal, the Certificate could become a modified endowment contract.
.. For partial withdrawals, your death benefit will decrease, generally by the amount of the withdrawal.

In some cases you may be better off taking a Certificate loan, rather than a partial withdrawal.

BENEFIT AT FINAL DATE

The Final Date is the Certificate anniversary on which the covered person reaches age 95. Subject to certain conditions, we will allow you to extend that date where permitted by state law. If the covered person is living on the Final Date, we will pay the cash surrender value of the Certificate to the Certificate owner (generally the employee). The Certificate owner will receive the cash surrender value in a single sum.

PAID-UP CERTIFICATE PROVISION

Under this provision, you can choose to terminate the Certificate's usual death benefit (and any riders in effect) and use all or part of the cash surrender value as a single premium for a "paid-up" benefit under the Certificate. ("Paid-up" means no further premiums are required.) Thereafter, you may no longer allocate cash value to the Separate Account or the Fixed Account. You will receive in cash any remaining cash surrender value that is not used to elect a paid-up benefit. The paid-up benefit must not be:
..  more than can be purchased using the Certificate's cash surrender value;
..  more than the death benefit under the Certificate at the time you choose to use this provision; or
..  less than $10,000.

LOAN PRIVILEGES

[SIDEBAR: YOU CAN BORROW FROM US AND USE THE CERTIFICATE AS SECURITY FOR THE LOAN.]

The amount of each loan must be:
..  At least $200; and
.. No more than 75% of the cash surrender value (unless state law requires a different percentage to be applied, as set forth in your Certificate) when added to all other outstanding Certificate loans.

For certain Group Policies, we may charge a transaction fee of up to $25 for each loan if the Certificate so states.

As of your loan request's Date of Receipt, we will:
.. Remove an amount equal to the loan from your cash value in the Fixed Account and each investment division of the Separate Account in the same proportion that the Certificate's cash value in each such option bears to the total cash value of the Certificate in the Fixed Account and the investment divisions.
.. Transfer such cash value to the Loan Account, where it will be credited with interest at a rate equal to the loan rate charged less a percentage charge, based on expenses associated with Certificate loans, determined by us. This percentage charge will not exceed 2%, and the minimum rate we will credit to the Loan Account will be 3% per year (for Group Policies issued prior to March 1, 1999, the minimum rate is 4%). At least once a year, we will transfer any interest earned in your Loan Account to the Fixed Account and the investment divisions, according to the way that we then allocate your net premiums.
..  Charge you interest, which will accrue daily at a rate of up to 8% per year
   (which is the maximum rate we will ever charge). We will determine the current interest rate applicable to you at the time you take a loan. Your interest payments are generally due at the beginning of each Certificate year. However, we reserve the right to make interest payments due in a different manner. If you do not pay the amount within 31 days after it is due, we will treat it as a new Certificate loan.

Repaying your loans (plus accrued interest) is done by sending in payments at any time before the Final Date while the covered person is living. You should designate whether a payment is intended as a loan repayment or a premium payment, since we will treat any payment for which no designation is made as a premium payment. We will allocate your repayment to the Fixed Account and the investment divisions, in the same proportion that net premiums are then allocated.

Before taking a Certificate loan you should consider the following:
..  Interest payments on loans are generally not deductible for tax purposes.
..  Under certain situations, Certificate loans could be considered taxable distributions.
.. Amounts held in your Loan Account do not participate in the investment experience of the investment divisions or receive the interest rate credited to the Fixed Account either of which may be higher than the interest rate credited on the amount you borrow.
.. If you surrender the Certificate or if we terminate the Certificate, or at the Final Date, any outstanding loan amounts (plus accrued interest) may be taxed as a distribution. (See "Federal Tax Matters--Loans" below.)
.. A Certificate loan increases the chances of our terminating the Certificate due to insufficient cash surrender value. We will terminate your Certificate with no value if: (a) on a monthly anniversary your loans (plus accrued interest) exceed your cash value minus the monthly deduction; and (b) we tell you of the insufficiency and you do not make a sufficient payment within the greater of (i) 61 days of the monthly anniversary, or (ii) 30 days after the date notice of the start of the grace period is mailed to you.

.. The Certificate's death proceeds will be reduced by any unpaid loan (plus any accrued and unpaid loan interest).

OPTIONAL BENEFITS ADDED BY RIDER

You may be eligible for certain benefits provided by rider, subject to certain underwriting requirements and the payment of additional premiums. We will deduct any charges for the rider(s) as part of the monthly deduction. Each rider contains important information, including limits and conditions that apply to the benefits. Generally, we currently make the following benefits available by rider:

       .Disability Waiver of Monthly       .Accidental Death or
         Deduction Benefit/1,2/              Dismemberment Benefit/1/
       -----------------------------------------------------------------
       .Accelerated Benefits Option/1,3/   .Dependent Life Benefits/1/
       -----------------------------------------------------------------
       .Accidental Death Benefit/1/

--------
/1/ Provided to you only if elected by your employer.
/2/ An increase in specified face amount may not be covered by this rider. If not, the portion of the monthly deduction associated with the increase will continue to be deducted from the cash value, which if insufficient, could result in the Certificate's termination. For this reason, it may be advantageous for the owner, at the time of total disability, to reduce the specified face amount to that covered by this rider.
/3/ Payment under this rider may affect eligibility for benefits under state or federal law.

Each rider contains important information, including limits and conditions that apply to the benefits. If you decide to purchase any of the riders, you should carefully review their provisions to be sure the benefit is something that you want.

You should also consider:
..  That the addition of certain riders can restrict your ability to exercise certain rights under the Certificate.
.. That the amount of benefits provided under the rider is not based on investment performance of a separate account; but, if the Certificate terminates because of poor investment performance or any other reason, the rider generally will also terminate.
.. The tax consequences. You should consult with your tax advisor before purchasing one of the riders.

CHARGES AND DEDUCTIONS

[SIDEBAR: CAREFULLY REVIEW THE "FEE TABLES" IN THIS PROSPECTUS WHICH SET FORTH THE CHARGES THAT YOU PAY UNDER THE CERTIFICATE.]

IMPORTANT INFORMATION APPLICABLE TO ALL CERTIFICATE CHARGES AND DEDUCTIONS

The charges discussed in the paragraphs that follow are all included in the Fee Tables on pages 5 to 10 of this Prospectus. You should refer to those Fee Tables for information about the rates of and amounts of such charges, as well as other information that is not covered below.

The Certificate charges compensate us for the services and benefits we provide, the costs and expenses we incur, and the risks we assume.

Services and benefits we provide:
.. the death benefit, cash, and loan benefits under the Certificate .. investment options, including premium allocations

..  administration of elective options
..  the distribution of reports to certificate owners

Costs and expenses we incur:
..  costs associated with processing and underwriting applications, and with issuing and administering the Certificate (including any riders)
..  overhead and other expenses for providing services and benefits
..  sales and marketing expenses
.. other costs of doing business, such as collecting premiums, maintaining records, processing claims, effecting transactions, and paying federal, state, and local premium and other taxes and fees

Risks we assume:
..  that the cost of insurance charges we may deduct are insufficient to meet our actual claims because the insureds die sooner than we estimate
.. that the charges of providing the services and benefits under the Certificates exceed the charges we deduct

Our revenue from any particular charge may be more or less than any costs or expenses that charge is intended primarily to cover. We may use our revenues from one charge to pay other costs and expenses in connection with the Certificates. We may also profit from all the charges combined, including the cost of insurance charge and the Mortality and Expense Risk charge.

The following sets forth additional information about some (but not all) of the Certificate charges.

CHARGES DEDUCTED FROM PREMIUMS

CHARGE FOR AVERAGE EXPECTED STATE TAXES ATTRIBUTABLE TO PREMIUMS: We make this charge to reimburse us for the state premium taxes that we must pay on premiums we receive. Although premium taxes vary from state to state, we will charge one rate for each employer group. We estimate the initial charge for each employer group based on anticipated taxes to be incurred on behalf of each group during its first year of coverage. Thereafter, we will base this charge on anticipated taxes taking into account actual state and local premium taxes we incur on behalf of each employer group in the prior year and known factors affecting the coming year's taxes. This charge may vary based on changes in the law or changes in the residence of the Certificate owners.

We may deduct this charge, as well as the charge for expected federal taxes attributable to premiums, either as a percent of premium or as part of the monthly deduction. In the latter case, the amount we deduct would depend on the amount of premiums paid by the group as a whole rather than the amount paid by you.

Currently, we are charging covered employer groups rates up to 2.55%, which reflect the average state premium taxes currently being charged for the group. There is no specific maximum rate we may charge.

CHARGE FOR EXPECTED FEDERAL TAXES ATTRIBUTABLE TO PREMIUMS. Federal income tax law requires us to pay certain amounts of taxes that are related to the amount of premiums we receive. We deduct 0.35% of each premium payment to offset the cost to us of those additional taxes, which may be more or less than the amount we pay in respect of your premiums.

CHARGES INCLUDED IN THE MONTHLY DEDUCTION

The Certificate describes the charges that are applicable to you as part of the monthly deduction. The monthly deduction accrues on each monthly anniversary starting with the Date of Certificate. However, we may make the actual deduction up to 45 days after each such monthly anniversary. We allocate the monthly deduction among the Fixed Account and each of the investment divisions of the Separate Account in the same proportion that the Certificate's cash value in each such option bears to the total cash value of the Certificate in the Fixed Account and the investment divisions.

COST OF INSURANCE: This charge varies based on many factors. Each month, we determine the charge by multiplying your cost of insurance rate by the insurance amount. This is the amount we are at risk if the insured dies, and the Fee Table earlier in this Prospectus calls it our "Net Amount at Risk."

The insurance amount (or Net Amount at Risk) is the death benefit at the beginning of the Certificate month, minus the cash value at the beginning of the Certificate month. The insurance amount will be affected by changes in the specified face amount of the Certificate. The insurance amount and therefore the cost of insurance will be greater if the specified face amount is increased. If the alternate death benefit is in effect, then the insurance amount will increase and thus your cost of insurance will be higher.

The cost of insurance rate is based on:
..  The age and rate class of the covered person
..  Group mortality characteristics
.. The particular characteristics that are agreed to by your employer and us, such as:
   1. The rate class structure;
   2. The degree of stability in the charges sought by your employer; and
   3. Portability features.
.. The amount of any surplus or reserves to be transferred to us from any previous insurer or from another of our policies (see "Other Certificate Provisions--Retrospective Experience Rating and Dividends").

The actual monthly cost of insurance rates will be based on our expectations as to future experience. The rates, however, will never exceed the guaranteed cost of insurance rates set forth in the Certificate. These guaranteed rates may be up to 150% of the rates that could be charged based on the 1980 Commissioners Standard Ordinary Mortality Table, Males, age last birthday ("1980 CSO Table"). The maximum guaranteed rates may be higher than the 1980 CSO Table because we use simplified underwriting and non-medical issue procedures whereby we may not require the covered person to submit to a medical or paramedical examination, and may provide coverage to groups that present substandard risk characteristics according to our underwriting criteria. Our current rates are lower than 100% of the 1980 CSO Table in most cases.

We review our rates periodically and may adjust them based on our expectations of future experience. We will apply the same rates to everyone in a group who has had their Certificate for the same amount of time and who is the same age and rate class. We adjust the rates from time to time based on several factors, including:
..  the number of Certificates in force for each group;
..  the number of Certificates in the group surrendered or becoming portable during the period; and
..  the actual experience of the group.

As a general rule, the cost of insurance rate increases each year you own the Certificate, as the covered person's age increases. Our use of simplified underwriting and non-medical issue procedures may result in higher cost of insurance charges for some healthy individuals.

Rate class relates to the level of mortality risk we assume with respect to a covered person. We and your employer will agree to the number of classes and characteristics of each class. The classes may vary by smoker and nonsmokers, active and retired status, Owners of portable Certificates and other Owners, and/or any other non-discriminatory classes we and your employer agree to. The covered person's rate class will affect your cost of insurance.

ADMINISTRATION CHARGE: We make this monthly charge primarily to compensate us for expenses we incur in the administration of the Certificates, including our underwriting and start-up expenses. The Certificate will describe your administration charge. The charge will never exceed $5 per Certificate. We will determine differences in the administration charge rates applicable to different Certificates under the Group Policies based on expected differences in the administrative costs under the Certificates or in the amount of revenues that we expect to derive from the charge. Such differences may result, for example, from:
..  features that are agreed to by your employer and us;
..  the extent to which certain administrative functions are to be performed by us or by your employer; and
..  the expected average Certificate death benefit.

CHARGE AGAINST THE SEPARATE ACCOUNT

We make this daily Mortality and Expense Risk charge against the assets in the Separate Account primarily to compensate us for:
..  mortality risks that covered persons may live for a shorter period than we expect; and
.. expense risks that our issuing and administrative expenses may be higher than we expect.

The maximum rate we may charge is equivalent to an effective annual rate of ..90% of the Cash Value in the Separate Account.

We may determine differences in this charge for different employer groups based on differences in the levels of mortality and expense risks. These differences arise mainly from the fact that:
.. the factors discussed above on which the cost of insurance and administration charges are based are more uncertain in some cases than others; and
.. our ability to recover any unexpected costs from Certificate charges varies from case to case depending on the maximum rates for such charges we agree to with employers.

We reserve the right, if permitted by law, to change the structure of this charge so that it is charged on a monthly basis as a percentage of cash value in the Separate Account or so that it is charged as a part of the monthly deduction. Our right to change the structure of this charge does not permit us to increase the maximum rate that is stated in the Policy.

VARIATIONS IN CHARGES

We will determine Certificate charge rates pursuant to our established actuarial procedures, and we will not discriminate unreasonably or unfairly against owners of Certificates under any Group Policy.

PORTFOLIO COMPANY CHARGES

Each of the Portfolios pays an investment management fee to its investment manager. Each Portfolio also incurs other direct expenses. See the fuller description contained in the Fee Table section of this Prospectus (also see the Fund Prospectus and Statement of Additional Information referred to therein for each Fund). You bear indirectly your proportionate share of the fees and expenses of the Portfolios of each Fund that correspond to the Separate Account investment divisions you are using.

OTHER CHARGES

ADDITIONAL TAXES. In general, we don't expect to incur federal, state or local taxes upon the earnings or realized capital gains attributable to the assets in the Separate Account relating to the cash surrender value of the Policies. If we do incur such taxes, we reserve the right to charge cash value allocated to the Separate Account for these taxes.

TRANSACTION FEE FOR SURRENDERS OR PARTIAL WITHDRAWALS. Your Certificate may provide that we may charge a transaction fee of up to $25 for each surrender or partial withdrawal. In no event, however, will the charge be greater than 2% of the amount withdrawn.

LOAN INTEREST SPREAD: We charge interest on Certificate loans but credit you with interest on the amount of the Cash Value we hold as collateral for the loan. The loan interest spread is the excess of the interest rate we charge over the interest rate we credit. This charge is primarily to cover our expense in providing the loan. The spread is guaranteed to never exceed 2%.

CERTIFICATE TERMINATION AND REINSTATEMENT

TERMINATION: We will terminate the Certificate without any cash surrender value if:
..  The cash surrender value on any monthly anniversary is less than the monthly deduction; and
.. We do not receive a sufficient premium payment within the grace period to cover the monthly deduction. We will mail you notice if any grace period starts. The grace period is the greater of (a) 61 days measured from the monthly anniversary and (b) 30 days after the notice is mailed.

REINSTATEMENT: The following applies unless the Group Policy has been terminated and you would not have been permitted to retain your Certificate on a portable or paid-up basis. Upon your request, we will reinstate the Certificate, subject to certain terms and conditions that the Certificate provides. We must receive your request within 3 years (or within a longer period if required by state law) after the end of the grace period and before the Final Date. You also must provide us with:
..  A written request for reinstatement.

..  Evidence of insurability that we find satisfactory.
.. An additional premium amount that the Certificate prescribes for this purpose.

Your Certificate can also terminate in some cases if your employer ends its participation in the group Policy. This is discussed in detail under "Other Certificate Provisions--Effect of Termination of Employer Participation in the Group Policy" below.

FEDERAL TAX MATTERS

[SIDEBAR: YOU SHOULD CONSULT WITH YOUR OWN TAX ADVISOR TO FIND OUT HOW TAXES CAN AFFECT YOUR BENEFITS AND RIGHTS UNDER THE CERTIFICATE.]

The following is a brief summary of some tax rules that may apply to the Certificate. Such discussion does not purport to be complete or to cover every situation. You must consult with and rely on the advice of your own tax or ERISA counsel where the Certificate is being purchased in connection with an employee benefit plan, such as a death benefit or deferred compensation plan, or is being purchased for estate, tax planning or similar purposes. You should also consult with your own tax advisor to find out how taxes can affect your benefits and rights under the Certificate. Such consultation is especially important before you make unscheduled premium payments, change your specified face amount, change coverage provided by riders, take a loan or withdrawal, or assign or surrender the Certificate. Under current federal income tax law, the taxable portion of distributions from variable life contracts is taxed at ordinary income tax rates and does not qualify for the reduced tax rate applicable to long-term capital gains and dividends.

INSURANCE PROCEEDS

..  Insurance proceeds are generally excludable from your beneficiary's gross income.
.. The proceeds may be subject to federal estate tax: (i) if paid to the covered person's estate or (ii) if paid to a different beneficiary if the covered person possessed incidents of ownership at or within three years before death.
..  If you die before the covered person, the value of the Certificate
   (determined under IRS rules) is included in your estate and may be subject to federal estate tax.
..  Whether or not any federal estate tax is due is based on a number of factors including the estate size.
.. The insurance proceeds payable upon death of the insured will never be less than the minimum amount required for a Certificate to be treated as life insurance under section 7702 of the Internal Revenue Code, as in effect on the date the Certificate was issued.

CASH VALUE (IF THE CERTIFICATE IS NOT A MODIFIED ENDOWMENT CONTRACT)

.. You are generally not taxed on your cash value until you withdraw it or surrender the Certificate or receive a distribution such as when your Certificate terminates or on the Final Date. In these cases, you are generally permitted to take withdrawals and receive other distributions up to the amount of premiums paid without any tax consequences. However, withdrawals and other distributions will be subject to income tax after you have received amounts equal to the total premiums you paid. Somewhat different rules may apply if there is a death benefit reduction in the first 15 Certificate years, when a distribution may be subject to tax on an income-out-first basis if there is a gain in the Certificate (which is generally when your cash value exceeds the cumulative premiums you paid).

There may be an indirect tax upon the income in the Certificate or the proceeds of a Certificate under the Federal corporate alternative minimum tax, if you are subject to that tax.

LOANS

..  Loan amounts you receive will generally not be subject to income tax, unless your Certificate is or becomes a modified endowment contract or terminates. .. Interest on loans is generally not deductible.
.. If the Certificate terminates (upon surrender, cancellation, lapse, or the Final Date of replacement by your employer of your group coverage with other group coverage) while any Certificate loan is outstanding, the amount of the loan plus accrued interest thereon will be deemed to be a "distribution" to you. Any such distribution will have the same tax consequences as any other Certificate distribution. Thus, there will generally be federal income tax payable on the amount by which withdrawals and loans exceed the premiums paid to date. Please be advised that amounts borrowed and withdrawn reduce the Certificate's cash value and any remaining cash value of the Certificate may be insufficient to pay the income tax on your gains.

MODIFIED ENDOWMENT CONTRACTS

These contracts are life insurance contracts where the premiums paid during the first 7 years after the Certificate is issued, or after a material change in the Certificate, exceed tax law limits referred to as the "7-pay test." Material changes in the Certificate include changes in the level of benefits and certain other changes to the Certificate after the issue date. Reductions in benefits during a 7-pay period also may cause the Certificate to become a modified endowment contract. Generally, a life insurance policy that is received in exchange for a modified endowment contract will also be considered a modified endowment contract. The IRS has promulgated a procedure for the correction of inadvertent modified endowment contracts.

Due to the flexibility of the Certificates as to premiums and benefits, the individual circumstances of each Certificate will determine whether it is classified as a MEC.

If your Certificate is considered a modified endowment contract the following applies:
..  The death benefit will still generally be income tax free to your beneficiary, as discussed above.
.. Amounts withdrawn or distributed before the covered person's death, including (without limitation) loans, assignments and pledges, are treated as income first and subject to income tax (to the extent of any gain in the Certificate). All modified endowment contracts you purchase from us and our affiliates during the same calendar year are treated as a single contract for purposes of determining the amount of any such income.
.. An additional 10% income tax generally applies to the taxable portion of the amounts received before age 59 1/2, except generally if you are disabled or if the distribution is part of a series of substantially equal periodic payments made over life expectancy.

.. If a Certificate becomes a modified endowment contract, distributions that occur during the contract year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Certificate within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Certificate that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

DIVERSIFICATION

In order for the Certificate to qualify as life insurance, we must comply with certain diversification standards with respect to the investments underlying the Certificate. We believe that we satisfy and will continue to satisfy these diversification standards. Inadvertent failure to meet these standards may be able to be corrected. Failure to meet these standards would result in immediate taxation to Certificate owners of gains under their Certificates.

INVESTOR CONTROL

In some circumstances, owners of variable contracts who retain excessive control over the investment of the separate account assets underlying their contracts may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the Certificates, we believe that the owner of a Certificate should not be treated as an owner of any assets in our Separate Account. We reserve the right to modify the Certificates to bring them into conformity with applicable standards should such modification be necessary to prevent owners of the Certificates from being treated as the owners of any underlying Separate Account assets.

WITHHOLDING

To the extent that Certificate distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

LIFE INSURANCE PURCHASES BY RESIDENTS OF PUERTO RICO

In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service recently announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

LIFE INSURANCE PURCHASES BY NONRESIDENT ALIENS

Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance Certificates at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding taxation with respect to the purchase of a Certificate.

CHANGES TO TAX RULES AND INTERPRETATIONS

Changes in applicable tax rules and interpretations can adversely affect the tax treatment of your Certificate. These changes may take effect retroactively. We reserve the right to amend the Certificate in any way necessary to avoid any adverse tax treatment. Examples of changes that could create adverse tax consequences include:
..  Possible taxation of cash value transfers between investment funds.
..  Possible taxation as if you were the owner of your allocable portion of the
   Separate Account's assets.
..  Possible limits on the number of investment funds available or the frequency of transfers among them.
..  Possible changes in the tax treatment of Certificate benefits and rights.

OTHER ISSUES RELATING TO GROUP VARIABLE UNIVERSAL LIFE

While "employee pay all" group variable universal life should generally be treated as separate from any Internal Revenue Code Section 79 Group Term Life Insurance Plan also in effect, in some circumstances group variable universal life could be viewed as being part of such a plan, giving rise to adverse tax consequences. Finally, employer involvement and other factors determine whether group variable universal life is subject to the Employee Retirement Income Security Act ("ERISA").

To the extent permitted under the federal tax law, we may claim the benefit of certain foreign tax credits attributable to taxes paid by certain Funds to foreign jurisdictions.

RIGHTS WE RESERVE

We reserve the right to make certain changes if we believe the changes are in the best interest of our Certificate owners or would help carry out the purposes of the Certificate. We will make these changes in the manner permitted by applicable law and only after obtaining any necessary owner and regulatory approval. We will notify you of any changes that result in a material change in the underlying investments in the investment divisions, and you will have a chance to transfer out of the affected division (without charge). Some of the changes we may make include:
..  Operating the Separate Account in any other form that is permitted by applicable law.
..  Changes to obtain or continue exemptions from the 1940 Act.
.. Transferring assets among investment divisions or to other separate accounts, or our general account or combining or removing investment divisions from the Separate Account.
..  Substituting Fund shares in an investment division for shares of another portfolio of a Fund or another fund or investment permitted by law.
..  Changing the way we assess charges without exceeding the aggregate amount of the Certificate's guaranteed maximum charges.
.. Making any necessary technical changes to the Certificate to conform it to the changes we have made.

Some such changes might require us to obtain regulatory or Policy owner approval. Whether regulatory or Policy owner approval is required would depend on the nature of the change and, in many cases, the manner in which the change is implemented. You should not assume, therefore, that you necessarily will have an opportunity to approve or disapprove any such changes. Circumstances that could influence our determination to make any change might include changes in law or interpretations thereof; changes in financial or investment market conditions; changes in accepted methods of conducting operations in the relevant market; or a desire to achieve material operating economies or efficiencies.

OTHER CERTIFICATE PROVISIONS

[SIDEBAR: CAREFULLY REVIEW THE CERTIFICATE, WHICH CONTAINS A FULL DISCUSSION OF ALL ITS PROVISIONS.]

FREE LOOK PERIOD

You can return the Certificate or terminate an increase in the specified face amount during this period. The period ends on the later of:
.. 10 days after you receive the Certificate or, in the case of an increase, the revised Certificate (unless state law requires a longer specified period); and
.. 45 days after we receive the completed enrollment form or specified face amount increase request.

If you return the Certificate, we will send you a complete refund of any premiums paid (or cash value plus any charges deducted if state law requires) within seven days. If you terminate an increase in the specified face amount, we will restore all Certificate values to what they would have been had there been no increase. We will also refund any premiums paid so that the Certificate will continue to qualify as life insurance under the federal income tax laws.

SUICIDE

Subject to applicable state law, if the covered person commits suicide within the first two Certificate years (or another period required by state law), your beneficiary will receive all premiums paid (without interest), less any outstanding loans (plus accrued interest) and withdrawals taken. Similarly, we will pay the beneficiary only the cost of any increase in specified face amount if the covered person commits suicide within two years of such increase.

RETROSPECTIVE EXPERIENCE RATING AND DIVIDENDS

Depending on the provisions in the Group Policy and the claim experience under the Group Policy, the Group Policy may be eligible to receive premium refunds or dividends. We have set the cost of insurance rates in such a way that we will not generally pay a premium refund or a dividend. But, if either is due, it will be paid to the Group Policyholder who will distribute it to Certificate owners. Also, in some situations involving transfer of coverage to a Group Policy or to a successor insurer, certain amounts of surplus or reserves may also be transferred to us or the successor insurer rather than being declared as dividends or premium refunds. The Group Policy describes how we calculate whether any premium refund or dividend will be paid in more detail.

EFFECT OF TERMINATION OF EMPLOYER PARTICIPATION IN THE GROUP POLICY

Your employer can terminate its participation in the Group Policy. In addition, we may also terminate your employer's participation in the Group Policy if either:
1. during any twelve month period, the total specified face amount for all Certificate Owners under the Group Policy or the number of Certificates falls by certain amounts or below the minimum levels we establish (these levels are set forth in the Certificate), or

2. your employer makes available to its employees another life insurance product.

Both your employer and MetLife must provide ninety days written notice to the other as well as to you before terminating participation in the Group Policy. Termination means that your employer will no longer send premiums to us through payroll deduction and that no new Certificates will be issued to employees in your employer's group.

You will remain an Owner of your Certificate if:
.. you are an Owner of a Certificate that has become portable (as discussed below) not later than the Certificate monthly anniversary prior to termination of your employer's participation; or
.. you are an Owner who exercised the paid-up Certificate provision not later than the last Certificate monthly anniversary prior to notice being sent to you of the termination.

For all other Owners,
..  If your employer replaces your group coverage with another life insurance product that is designed to have cash value, .. we will terminate the Certificate and .. we will transfer your cash surrender value to the other life insurance product (or pay your cash surrender value to you if you are not covered by the new product). Any outstanding loan may be taxable.

.. If the other life insurance product is not designed to have cash value, .. we will terminate your certificate and .. we will pay your cash surrender value to you. In such case, the Federal income tax consequences to you would be the same as if you surrendered your Certificate.

If your employer does not replace your group coverage with another life insurance product, then, depending on the terms of the Certificate, .. you may have the option of choosing to become an Owner of a portable
   Certificate or a paid-up Certificate, and .. you may have the option of purchasing insurance based on the "conversion"
   rights set forth in the Certificate and of receiving the cash surrender value of the Certificate. If you choose the conversion rights, the insurance provided will be substantially less (and in some cases nominal) than the insurance provided under the Certificate.

Instead of any of the above options, you may choose to apply the Certificate's cash surrender value to the purchase of an annuity product from MetLife upon termination of the Certificate.

PORTABLE CERTIFICATE: A Certificate becomes "portable" when an event specified in the Certificate occurs. These events may include:
..  termination of the payroll deduction plan with no successor carrier
..  other termination of the covered person's employment
.. the sale by your employer of the business unit with which the covered person is employed

If you become the Owner of a portable Certificate, the current cost of insurance may change, but it will never be higher than the guaranteed cost of insurance. Also, we may no longer consider you a member of your employer's group for purposes of determining cost of insurance rates and charges.

ASSIGNMENT AND CHANGE IN OWNERSHIP

You can assign the Certificate if you notify us in writing. The assignment or release of the assignment is effective when it is recorded at the Administrative Office. We are not responsible for determining the validity of the assignment or its release. Also, there could be serious adverse tax consequences to you or your beneficiary, so you should consult with your tax advisor before making any change of ownership or other assignment.

REPORTS

Generally, you will promptly receive statements confirming your significant transactions such as:
..  Change in specified face amount;
..  Transfers among investment divisions (including those through Systematic
   Investment Strategies, which may be confirmed quarterly);
..  Partial withdrawals;
..  Loan amounts you request; and
..  Loan repayments and premium payments.

If your premium payments are made through a payroll deduction plan, we will not send you any confirmation in addition to the one you receive from your bank or employer.

We will also send you an annual statement generally within 30 days after a Certificate year. This statement will summarize the year's transactions and include information on:
..  Deductions and charges;
..  Status of the death benefit;
..  Cash and cash surrender values;
..  Amounts in the investment divisions and Fixed Account;
..  Status of Certificate loans;
.. Automatic loans to pay interest; and .. Information on your modified endowment contract status (if applicable)

We will also send you a Fund's annual and semi-annual reports to shareholders.

WHEN YOUR REQUESTS BECOME EFFECTIVE

Generally, requests, premium payments and other instructions and notifications are effective on the Date of Receipt. In those cases, the effective time is at the end of the Valuation Period during which we receive them at our Administrative Office. (Some exceptions to this general rule are noted below and elsewhere in this Prospectus.)

A Valuation Period is the period between two successive Valuation Dates. It begins at the close of regular trading on the New York Stock Exchange on a Valuation Date and ends at the close of regular trading on the New York Stock Exchange on the next succeeding Valuation Date. The close of regular trading is 4:00 p.m., Eastern Time on most days.

A Valuation Date is each day on which the New York Stock Exchange is open for trading, except on the day after Thanksgiving when our Administrative Office is closed. Accordingly, if we receive your request, premium, or instructions after the close of regular trading on the New York Stock Exchange, or if the New York Stock Exchange is not open that day, then we will treat it as received on the next day when the New York Stock Exchange is open. These rules apply regardless of the reason we did not receive your request, premium, or instructions by the close of regular trading on the New York Stock Exchange, even if due to our delay (such as a delay in answering your telephone call).

If your employer's participation in the Group Policy is still in its first year, the effective time of premium allocation instructions and transfer requests you make in the Certificate enrollment form, or within 20 days of your Investment Start Date, is the end of the first Valuation Date after that 20 day period. During the 20 day period, all of your cash value is automatically allocated to our Fixed Account. Your Investment Start Date is the Date of Receipt of your first premium payment with respect to the Certificate, or, if later, the Date of Receipt of your enrollment form.

If your employer's participation in the Group Policy is not still in its first year, the Investment Start Date is the effective time of the allocation instructions you made in the Certificate enrollment form.

If your employer has determined to exchange your current insurance coverage for a MetLife Group Policy, there may be a delay between the effective date of the Certificate and the receipt of any cash value from the prior certificate for the 1035 exchange. At the sole discretion of MetLife, the premium attributable to the 1035 exchange may be credited interest from the Certificate effective date. In no case will transfers among the investment options for the premium attributable to the 1035 exchange be applied prior to the date of receipt.

The effective date of your Systematic Investment Strategies will be that set forth in the strategy chosen.

THIRD PARTY REQUESTS

Generally, we accept requests for transactions or information only from you. Therefore, we reserve the right not to process transactions requested on your behalf by your agent with a power of attorney or any other authorization. This includes processing transactions by an agent you designate, through a power of attorney or other authorization, who has the ability to control the amount and timing of transfers for a number of other Certificate owners, and who simultaneously makes the same request or series of requests on behalf of other Certificate owners.

EXCHANGE PRIVILEGE

If you decide that you no longer want to take advantage of the investment divisions in the Separate Account, you may transfer all of your money into the Fixed Account. No transaction charge will be imposed on a transfer of your entire cash value (or the cash value attributable to a specified face amount increase) to the Fixed Account within the first 24 Certificate months (or within 24 Certificate months after a specified face amount increase you have requested, as applicable). In some states, in order to exercise your exchange privilege, you must transfer, without charge, the Certificate cash value (or the portion attributable to a specified face amount increase) to a flexible premium fixed benefit life insurance policy that we make available.

SALES OF CERTIFICATES

We serve as the "principal underwriter," as defined in the 1940 Act, for the Group Policies and Certificates. This offering is continuous. We are registered under the Securities Exchange Act of 1934 as a broker-dealer and are a member of the National Association of Securities Dealers, Inc.

DISTRIBUTING THE GROUP POLICIES AND CERTIFICATES

We sell the Group Policies and Certificates through licensed life insurance sales representatives:

..  Registered through us or through MetLife Securities, Inc., a wholly owned subsidiary.
..  Registered through other broker-dealers.


COMMISSIONS AND OTHER COMPENSATION


MetLife sales representatives are sales representatives registered through us or through MetLife Securities, Inc. We do not pay commissions to MetLife representatives for the sale of the Group Policies and Certificates, although they may earn certain incentive award credits. We may pay commissions to other registered broker-dealers who have entered into selling agreements with us. Commissions or fees which are payable to a broker-dealer or third party administrator, including maximum commissions, are set forth in our schedules of group insurance commission rates. These commissions consist of:

..  Up to 15% of the cost of insurance, and may be based on the services provided by the broker-dealer or a third party administrator, and .. A per-Certificate payment, based on the total number of Certificates issued under a Group Policy.


ADDITIONAL CASH AND NON-CASH COMPENSATION FOR WHICH METLIFE REPRESENTATIVES AND THEIR MANAGERS ARE ELIGIBLE

Our sales representatives and their managers (and the sales representatives and managers of our affiliates) may be eligible for cash compensation such as bonuses, equity awards (such as, stock options), training allowances, supplemental salary, payments based on a percentage of the Policy's cash value, financing arrangements, marketing support, medical and retirement benefits and other benefits. The amount of this additional cash compensation is based primarily on the amount of proprietary products sold. Proprietary products are products issued by MetLife and its affiliates. Sales representatives must meet a minimum level of sales of proprietary products in order to maintain their employment or agent status with us and in order to be eligible for most of the cash compensation listed above. Managers who supervise these sales representatives may be entitled to additional cash compensation based on sales of proprietary products by the sales representatives they supervise. For some of our affiliates, managers may pay a portion of their compensation to their sales representatives. Because the additional cash compensation paid to these sales representatives and their managers is primarily based in sales of proprietary products, these registered representatives and their managers have an incentive to favor the sale of proprietary products over other products issued by non-affiliates.

Sales representatives and their managers (and the sales representatives and managers of our affiliates) are also eligible for various non-cash compensation programs that we offer such as conferences, trips, prizes, and awards. Other payments may be made for other services that do not directly involve the sale of products. These services may include the recruitment and training of personnel, production of promotional literature, and similar services.

In addition to the payments listed above, MetLife makes certain payments to its business unit or the business unit of its affiliate that is responsible for the operation of the distribution systems through which the Policy is sold. This amount is part of the total compensation paid for the sale of the Policy.



We may require all or part of the commission to be returned to us by the MetLife representative or other broker-dealer if you do not continue the Certificate for at least two years. The commissions do not result in a charge against the Group Policies or Certificates in addition to the charges already described elsewhere in this Prospectus.

The Statement of Additional Information contains additional information about the compensation paid for the sale of the Group Policies and Certificates.

LEGAL PROCEEDINGS


In the ordinary course of business, MetLife, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made.

It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, MetLife does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of MetLife to meet its obligations under the Policies.


RESTRICTIONS ON FINANCIAL TRANSACTIONS

Federal laws designed to counter terrorism and prevent money laundering by criminals might, in certain circumstances, require us to reject a premium payment and/or block or "freeze" your account. If these laws apply in a particular situation, we would not be allowed to process any request for withdrawals, surrenders, loans or death benefits, make transfers, or continue making payments under your death benefit option until instructions are received from the appropriate regulator. We also may be required to provide additional information about you or your Certificate to government regulators.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements of Metropolitan Life Separate Account UL included in this Prospectus have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein, and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. The principal address of Deloitte & Touche LLP is 201 East Kennedy Boulevard, Suite 1200, Tampa, Florida 33602-5827.


FINANCIAL STATEMENTS

The financial statements of the Separate Account are attached to this Prospectus. You can find the financial statements of MetLife in the Statement of Additional Information referred to on the back cover of this Prospectus. Our financial statements should be considered only as bearing upon our ability to meet our obligations under the Certificate.

Additional information about the Group Policy, the Certificate and the Separate Account can be found in the Statement of Additional Information. You may obtain a copy of the Statement of Additional Information, without charge, by calling 1-800-664-4885, by e-mailing us at our website, or by logging on to our website at www.metlifegvul.com. You may also obtain, without charge, a personalized illustration of death benefits, cash surrender values and cash values by calling 1-800-664-4885.

In order to help you understand how the Certificate's values would vary over time under different sets of assumptions, we will provide you with certain illustrations upon request. These will be based on the age and insurance risk characteristics of the person insured under the Certificate and such factors as the specified face amount, premium payment amounts and rates of return (within limits) that you request. You can request such illustrations at any time. We have filed an example of such an illustration as an exhibit to the registration statement referred to below.

This Prospectus incorporates by reference all of the information contained in the Statement of Additional Information, which is legally part of this Prospectus.

Information about the Group Policy, Certificates and the Separate Account, including the Statement of Additional Information, is available for viewing and copying at the SEC's Public Reference Room in Washington, D.C. Information about the operation of the public reference room may be obtained by calling the SEC at 202-942-8090. The Statement of Additional Information, reports and other information about the Separate Account are available on the SEC Internet site as www.sec.gov. Copies of this information may be obtained upon payment of a duplicating fee, by writing to the SEC's Public Reference Section at 450 Fifth Street, NW, Washington, DC 20549-0102.

811-06025

                                 ANNUAL REPORT

                                      OF

                     METROPOLITAN LIFE SEPARATE ACCOUNT UL
                                      OF
                      METROPOLITAN LIFE INSURANCE COMPANY
                               DECEMBER 31, 2005

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Policyholders of
Metropolitan Life Separate Account UL
and the Board of Directors of
Metropolitan Life Insurance Company:

We have audited the accompanying statement of assets and liabilities of the investment divisions (as disclosed in Note 1 to the financial statements) comprising Metropolitan Life Separate Account UL (the "Separate Account") of Metropolitan Life Insurance Company ("Metropolitan Life") as of December 31, 2005, and the related statements of operations and changes in net assets for each of the periods in the three years then ended. These financial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the investment divisions comprising the Separate Account of Metropolitan Life as of December 31, 2005, the results of their operations and the changes in their net assets for each of the periods in the three years then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Certified Public Accountants

Tampa, Florida
March 29, 2006

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                      STATEMENT OF ASSETS AND LIABILITIES
                             AT DECEMBER 31, 2005

                                                          BLACKROCK           BLACKROCK
                                                      INVESTMENT TRUST       DIVERSIFIED
                                                     INVESTMENT DIVISION INVESTMENT DIVISION
                                                     ------------------- -------------------
ASSETS:
INVESTMENTS AT FAIR VALUE:
METROPOLITAN SERIES FUND, INC. ("METROPOLITAN FUND")
BlackRock Investment Trust Portfolio
 (14,445,292 shares; cost $430,808,062).............  $    401,579,124    $             --
BlackRock Diversified Portfolio
 (19,579,913 shares; cost $315,918,793).............                --         319,739,984
BlackRock Aggressive Growth Portfolio
 (9,898,140 shares; cost $230,823,866)..............                --                  --
MetLife Stock Index Portfolio
 (18,234,739 shares; cost $556,916,894).............                --                  --
FI International Stock Portfolio
 (4,222,190 shares; cost $46,661,949)...............                --                  --
FI Mid Cap Opportunities Portfolio
 (14,174,528 shares; cost $260,321,348).............                --                  --
T. Rowe Price Small Cap Growth Portfolio
 (5,328,462 shares; cost $64,292,906)...............                --                  --
Oppenheimer Global Equity Portfolio
 (2,751,633 shares; cost $31,905,233)...............                --                  --
Harris Oakmark Large Cap Value Portfolio
 (4,155,093 shares; cost $47,559,215)...............                --                  --
Neuberger Berman Mid Cap Value Portfolio
 (3,013,279 shares; cost $49,254,131)...............                --                  --
T. Rowe Price Large Cap Growth Portfolio
 (3,058,976 shares; cost $34,402,430)...............                --                  --
Lehman Brothers Aggregate Bond Index Portfolio
 (7,452,051 shares; cost $80,131,372)...............                --                  --
Morgan Stanley EAFE Index Portfolio
 (3,276,867 shares; cost $30,437,074)...............                --                  --
Russell 2000 Index Portfolio
 (3,063,111 shares; cost $33,227,529)...............                --                  --
Jennison Growth Portfolio
 (1,056,515 shares; cost $10,873,213)...............                --                  --
BlackRock Strategic Value Portfolio
 (4,852,649 shares; cost $71,185,711)...............                --                  --
MetLife Mid Cap Stock Index Portfolio
 (3,224,137 shares; cost $36,005,175)...............                --                  --
Franklin Templeton Small Cap Growth Portfolio
 (489,746 shares; cost $4,218,036)..................                --                  --
BlackRock Large Cap Value Portfolio
 (409,008 shares; cost $4,643,650)..................                --                  --
Davis Venture Value Portfolio
 (1,423,271 shares; cost $34,893,963)...............                --                  --
Loomis Sayles Small Cap Portfolio
 (34,857 shares; cost $6,332,001)...................                --                  --
BlackRock Legacy Large Cap Growth Portfolio
 (465,855 shares; cost $8,865,115)..................                --                  --
MFS Investors Trust Portfolio
 (430,223 shares; cost $3,548,717)..................                --                  --
BlackRock Bond Income Portfolio
 (857,050 shares; cost $93,224,839).................                --                  --
FI Value Leaders Portfolio
 (16,899 shares; cost $2,927,434)...................                --                  --
Harris Oakmark Focused Value Portfolio
 (185,737 shares; cost $38,504,714).................                --                  --
                                                      ----------------    ----------------
Total Investments...................................       401,579,124         319,739,984
Cash and Accounts Receivable........................                --              10,439
                                                      ----------------    ----------------
Total Assets........................................       401,579,124         319,750,423
LIABILITIES
Due to/From Metropolitan Life Insurance Company.....           (21,844)                 --
                                                      ----------------    ----------------
NET ASSETS..........................................  $    401,557,280    $    319,750,423
                                                      ================    ================
Outstanding Units...................................        16,488,159          13,638,816
Unit Fair Values....................................  $12.13 to $37.35    $13.18 to $33.65

                      See Notes to Financial Statements.

     BLACKROCK            METLIFE               FI              FI MID CAP         T. ROWE PRICE        OPPENHEIMER
 AGGRESSIVE GROWTH      STOCK INDEX     INTERNATIONAL STOCK    OPPORTUNITIES     SMALL CAP GROWTH      GLOBAL EQUITY
INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
 $             --    $             --    $             --     $            --     $            --    $             --
               --                  --                  --                  --                  --                  --
      222,213,228                  --                  --                  --                  --                  --
               --         605,393,327                  --                  --                  --                  --
               --                  --          56,915,117                  --                  --                  --
               --                  --                  --         247,629,002                  --                  --
               --                  --                  --                  --          80,590,987                  --
               --                  --                  --                  --                  --          41,604,692
               --                  --                  --                  --                  --                  --
               --                  --                  --                  --                  --                  --
               --                  --                  --                  --                  --                  --
               --                  --                  --                  --                  --                  --
               --                  --                  --                  --                  --                  --
               --                  --                  --                  --                  --                  --
               --                  --                  --                  --                  --                  --
               --                  --                  --                  --                  --                  --
               --                  --                  --                  --                  --                  --
               --                  --                  --                  --                  --                  --
               --                  --                  --                  --                  --                  --
               --                  --                  --                  --                  --                  --
               --                  --                  --                  --                  --                  --
               --                  --                  --                  --                  --                  --
               --                  --                  --                  --                  --                  --
               --                  --                  --                  --                  --                  --
               --                  --                  --                  --                  --                  --
               --                  --                  --                  --                  --                  --
 ----------------    ----------------    ----------------     ---------------     ---------------    ----------------
      222,213,228         605,393,327          56,915,117         247,629,002          80,590,987          41,604,692
            6,742             176,014                  --             116,970              41,059                 104
 ----------------    ----------------    ----------------     ---------------     ---------------    ----------------
      222,219,970         605,569,341          56,915,117         247,745,972          80,632,046          41,604,796
               --                  --             (59,403)                 --                  --                  --
 ----------------    ----------------    ----------------     ---------------     ---------------    ----------------
 $    222,219,970    $    605,569,341    $     56,855,714     $   247,745,972     $    80,632,046    $     41,604,796
 ================    ================    ================     ===============     ===============    ================
       11,502,614          32,156,989           3,294,341          14,520,500           5,103,342           2,314,718
 $14.64 to $20.73    $11.08 to $33.24    $13.71 to $18.97     $7.12 to $20.08     $8.20 to $17.21    $17.48 to $19.47

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

              STATEMENT OF ASSETS AND LIABILITIES -- (CONTINUED)
                             AT DECEMBER 31, 2005

                                                       HARRIS OAKMARK     NEUBERGER BERMAN
                                                       LARGE CAP VALUE      MID CAP VALUE
                                                     INVESTMENT DIVISION INVESTMENT DIVISION
                                                     ------------------- -------------------
ASSETS:
INVESTMENTS AT FAIR VALUE:
METROPOLITAN SERIES FUND, INC. ("METROPOLITAN FUND")
BlackRock Investment Trust Portfolio
 (14,445,292 shares; cost $430,808,062).............  $             --    $             --
BlackRock Diversified Portfolio
 (19,579,913 shares; cost $315,918,793).............                --                  --
BlackRock Aggressive Growth Portfolio
 (9,898,140 shares; cost $230,823,866)..............                --                  --
MetLife Stock Index Portfolio
 (18,234,739 shares; cost $556,916,894).............                --                  --
FI International Stock Portfolio
 (4,222,190 shares; cost $46,661,949)...............                --                  --
FI Mid Cap Opportunities Portfolio
 (14,174,528 shares; cost $260,321,348).............                --                  --
T. Rowe Price Small Cap Growth Portfolio
 (5,328,462 shares; cost $64,292,906)...............                --                  --
Oppenheimer Global Equity Portfolio
 (2,751,633 shares; cost $31,905,233)...............                --                  --
Harris Oakmark Large Cap Value Portfolio
 (4,155,093 shares; cost $47,559,215)...............        54,390,170                  --
Neuberger Berman Mid Cap Value Portfolio
 (3,013,279 shares; cost $49,254,131)...............                --          63,218,591
T. Rowe Price Large Cap Growth Portfolio
 (3,058,976 shares; cost $34,402,430)...............                --                  --
Lehman Brothers Aggregate Bond Index Portfolio
 (7,452,051 shares; cost $80,131,372)...............                --                  --
Morgan Stanley EAFE Index Portfolio
 (3,276,867 shares; cost $30,437,074)...............                --                  --
Russell 2000 Index Portfolio
 (3,063,111 shares; cost $33,227,529)...............                --                  --
Jennison Growth Portfolio
 (1,056,515 shares; cost $10,873,213)...............                --                  --
BlackRock Strategic Value Portfolio
 (4,852,649 shares; cost $71,185,711)...............                --                  --
MetLife Mid Cap Stock Index Portfolio
 (3,224,137 shares; cost $36,005,175)...............                --                  --
Franklin Templeton Small Cap Growth Portfolio
 (489,746 shares; cost $4,218,036)..................                --                  --
BlackRock Large Cap Value Portfolio
 (409,008 shares; cost $4,643,650)..................                --                  --
Davis Venture Value Portfolio
 (1,423,271 shares; cost $34,893,963)...............                --                  --
Loomis Sayles Small Cap Portfolio
 (34,857 shares; cost $6,332,001)...................                --                  --
BlackRock Legacy Large Cap Growth Portfolio
 (465,855 shares; cost $8,865,115)..................                --                  --
MFS Investors Trust Portfolio
 (430,223 shares; cost $3,548,717)..................                --                  --
BlackRock Bond Income Portfolio
 (857,050 shares; cost $93,224,839).................                --                  --
FI Value Leaders Portfolio
 (16,899 shares; cost $2,927,434)...................                --                  --
Harris Oakmark Focused Value Portfolio
 (185,737 shares; cost $38,504,714).................                --                  --
                                                      ----------------    ----------------
Total Investments...................................        54,390,170          63,218,591
Cash and Accounts Receivable........................            55,264                  --
                                                      ----------------    ----------------
Total Assets........................................        54,445,434          63,218,591
LIABILITIES
Due to/From Metropolitan Life Insurance Company.....                --             (66,196)
                                                      ----------------    ----------------
NET ASSETS..........................................  $     54,445,434    $     63,152,395
                                                      ================    ================
Outstanding Units...................................         4,085,993           2,912,765
Unit Fair Values....................................  $12.55 to $15.72    $18.79 to $26.61

                      See Notes to Financial Statements.

   T. ROWE PRICE      LEHMAN BROTHERS      MORGAN STANLEY          RUSSELL            JENNISON            BLACKROCK
 LARGE CAP GROWTH   AGGREGATE BOND INDEX     EAFE INDEX          2000 INDEX            GROWTH          STRATEGIC VALUE
INVESTMENT DIVISION INVESTMENT DIVISION  INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
------------------- -------------------- ------------------- ------------------- ------------------- -------------------
  $            --     $            --      $            --    $             --     $            --    $             --
               --                  --                   --                  --                  --                  --
               --                  --                   --                  --                  --                  --
               --                  --                   --                  --                  --                  --
               --                  --                   --                  --                  --                  --
               --                  --                   --                  --                  --                  --
               --                  --                   --                  --                  --                  --
               --                  --                   --                  --                  --                  --
               --                  --                   --                  --                  --                  --
               --                  --                   --                  --                  --                  --
       41,387,943                  --                   --                  --                  --                  --
               --          80,556,673                   --                  --                  --                  --
               --                  --           42,435,427                  --                  --                  --
               --                  --                   --          42,638,506                  --                  --
               --                  --                   --                  --          13,079,653                  --
               --                  --                   --                  --                  --          90,065,160
               --                  --                   --                  --                  --                  --
               --                  --                   --                  --                  --                  --
               --                  --                   --                  --                  --                  --
               --                  --                   --                  --                  --                  --
               --                  --                   --                  --                  --                  --
               --                  --                   --                  --                  --                  --
               --                  --                   --                  --                  --                  --
               --                  --                   --                  --                  --                  --
               --                  --                   --                  --                  --                  --
               --                  --                   --                  --                  --                  --
  ---------------     ---------------      ---------------    ----------------     ---------------    ----------------
       41,387,943          80,556,673           42,435,427          42,638,506          13,079,653          90,065,160
           11,568                  --               22,132                  --               4,592              57,751
  ---------------     ---------------      ---------------    ----------------     ---------------    ----------------
       41,399,511          80,556,673           42,457,559          42,638,506          13,084,245          90,122,911
               --              (9,260)                  --              (1,660)                 --                  --
  ---------------     ---------------      ---------------    ----------------     ---------------    ----------------
  $    41,399,511     $    80,547,413      $    42,457,559    $     42,636,846     $    13,084,245    $     90,122,911
  ===============     ===============      ===============    ================     ===============    ================
        3,468,063           5,619,973            3,464,106           2,619,287           1,297,642           4,485,936
  $9.47 to $14.21     $13.32 to 14.53      $10.45 to 14.05    $13.00 to $17.96     $5.65 to $12.19    $18.58 to $20.28

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

              STATEMENT OF ASSETS AND LIABILITIES -- (CONTINUED)
                             AT DECEMBER 31, 2005

                                                           METLIFE       FRANKLIN TEMPLETON
                                                     MID CAP STOCK INDEX  SMALL CAP GROWTH
                                                     INVESTMENT DIVISION INVESTMENT DIVISION
                                                     ------------------- -------------------
ASSETS:
INVESTMENTS AT FAIR VALUE:
METROPOLITAN SERIES FUND, INC. ("METROPOLITAN FUND")
BlackRock Investment Trust Portfolio
 (14,445,292 shares; cost $430,808,062).............  $             --     $            --
BlackRock Diversified Portfolio
 (19,579,913 shares; cost $315,918,793).............                --                  --
BlackRock Aggressive Growth Portfolio
 (9,898,140 shares; cost $230,823,866)..............                --                  --
MetLife Stock Index Portfolio
 (18,234,739 shares; cost $556,916,894).............                --                  --
FI International Stock Portfolio
 (4,222,190 shares; cost $46,661,949)...............                --                  --
FI Mid Cap Opportunities Portfolio
 (14,174,528 shares; cost $260,321,348).............                --                  --
T. Rowe Price Small Cap Growth Portfolio
 (5,328,462 shares; cost $64,292,906)...............                --                  --
Oppenheimer Global Equity Portfolio
 (2,751,633 shares; cost $31,905,233)...............                --                  --
Harris Oakmark Large Cap Value Portfolio
 (4,155,093 shares; cost $47,559,215)...............                --                  --
Neuberger Berman Mid Cap Value Portfolio
 (3,013,279 shares; cost $49,254,131)...............                --                  --
T. Rowe Price Large Cap Growth Portfolio
 (3,058,976 shares; cost $34,402,430)...............                --                  --
Lehman Brothers Aggregate Bond Index Portfolio
 (7,452,051 shares; cost $80,131,372)...............                --                  --
Morgan Stanley EAFE Index Portfolio
 (3,276,867 shares; cost $30,437,074)...............                --                  --
Russell 2000 Index Portfolio
 (3,063,111 shares; cost $33,227,529)...............                --                  --
Jennison Growth Portfolio
 (1,056,515 shares; cost $10,873,213)...............                --                  --
BlackRock Strategic Value Portfolio
 (4,852,649 shares; cost $71,185,711)...............                --                  --
MetLife Mid Cap Stock Index Portfolio
 (3,224,137 shares; cost $36,005,175)...............        46,524,294                  --
Franklin Templeton Small Cap Growth Portfolio
 (489,746 shares; cost $4,218,036)..................                --           5,108,051
BlackRock Large Cap Value Portfolio
 (409,008 shares; cost $4,643,650)..................                --                  --
Davis Venture Value Portfolio
 (1,423,271 shares; cost $34,893,963)...............                --                  --
Loomis Sayles Small Cap Portfolio
 (34,857 shares; cost $6,332,001)...................                --                  --
BlackRock Legacy Large Cap Growth Portfolio
 (465,855 shares; cost $8,865,115)..................                --                  --
MFS Investors Trust Portfolio
 (430,223 shares; cost $3,548,717)..................                --                  --
BlackRock Bond Income Portfolio
 (857,050 shares; cost $93,224,839).................                --                  --
FI Value Leaders Portfolio
 (16,899 shares; cost $2,927,434)...................                --                  --
Harris Oakmark Focused Value Portfolio
 (185,737 shares; cost $38,504,714).................                --                  --
                                                      ----------------     ---------------
Total Investments...................................        46,524,294           5,108,051
Cash and Accounts Receivable........................                --                  --
                                                      ----------------     ---------------
Total Assets........................................        46,524,294           5,108,051
LIABILITIES
Due to/From Metropolitan Life Insurance Company.....            (1,017)                 --
                                                      ----------------     ---------------
NET ASSETS..........................................  $     46,523,277     $     5,108,051
                                                      ================     ===============
Outstanding Units...................................         2,985,941             474,966
Unit Fair Values....................................  $14.39 to $15.80     $8.20 to $10.83

                      See Notes to Financial Statements.

     BLACKROCK             DAVIS              LOOMIS               BLACKROCK           MFS INVESTORS         BLACKROCK
  LARGE CAP VALUE      VENTURE VALUE     SAYLES SMALL CAP   LEGACY LARGE CAP GROWTH        TRUST            BOND INCOME
INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION INVESTMENT DIVISION
------------------- ------------------- ------------------- ----------------------- ------------------- -------------------
 $             --    $             --    $              --      $            --       $           --     $             --
               --                  --                   --                   --                   --                   --
               --                  --                   --                   --                   --                   --
               --                  --                   --                   --                   --                   --
               --                  --                   --                   --                   --                   --
               --                  --                   --                   --                   --                   --
               --                  --                   --                   --                   --                   --
               --                  --                   --                   --                   --                   --
               --                  --                   --                   --                   --                   --
               --                  --                   --                   --                   --                   --
               --                  --                   --                   --                   --                   --
               --                  --                   --                   --                   --                   --
               --                  --                   --                   --                   --                   --
               --                  --                   --                   --                   --                   --
               --                  --                   --                   --                   --                   --
               --                  --                   --                   --                   --                   --
               --                  --                   --                   --                   --                   --
               --                  --                   --                   --                   --                   --
        5,137,144                  --                   --                   --                   --                   --
               --          43,993,297                   --                   --                   --                   --
               --                  --            8,114,417                   --                   --                   --
               --                  --                   --           10,109,046                   --                   --
               --                  --                   --                   --            4,207,586                   --
               --                  --                   --                   --                   --           94,695,466
               --                  --                   --                   --                   --                   --
               --                  --                   --                   --                   --                   --
 ----------------    ----------------    -----------------      ---------------       --------------     ----------------
        5,137,144          43,993,297            8,114,417           10,109,046            4,207,586           94,695,466
               --                  --                   --                   --                9,150                   --
 ----------------    ----------------    -----------------      ---------------       --------------     ----------------
        5,137,144          43,993,297            8,114,417           10,109,046            4,216,736           94,695,466
               --                (183)                  --                   --                   --               (2,337)
 ----------------    ----------------    -----------------      ---------------       --------------     ----------------
 $      5,137,144    $     43,993,114    $       8,114,417      $    10,109,046       $    4,216,736     $     94,693,129
 ================    ================    =================      ===============       ==============     ================
          396,107           1,739,984               39,978            1,201,181              425,864            5,010,744
 $12.63 to $13.05    $12.13 to $35.19    $11.54 to $255.61      $7.96 to $11.96       $9.51 to $9.95     $13.78 to $28.49

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

              STATEMENT OF ASSETS AND LIABILITIES -- (CONTINUED)
                             AT DECEMBER 31, 2003


                                                             FI            HARRIS OAKMARK
                                                        VALUE LEADERS       FOCUSED VALUE
                                                     INVESTMENT DIVISION INVESTMENT DIVISION
                                                     ------------------- -------------------
ASSETS:
INVESTMENTS AT FAIR VALUE:
METROPOLITAN SERIES FUND, INC. ("METROPOLITAN FUND")
BlackRock Investment Trust Portfolio
 (14,445,292 shares; cost $430,808,062).............  $             --   $               --
BlackRock Diversified Portfolio
 (19,579,913 shares; cost $315,918,793).............                --                   --
BlackRock Aggressive Growth Portfolio
 (9,898,140 shares; cost $230,823,866)..............                --                   --
MetLife Stock Index Portfolio
 (18,234,739 shares; cost $556,916,894).............                --                   --
FI International Stock Portfolio
 (4,222,190 shares; cost $46,661,949)...............                --                   --
FI Mid Cap Opportunities Portfolio
 (14,174,528 shares; cost $260,321,348).............                --                   --
T. Rowe Price Small Cap Growth Portfolio
 (5,328,462 shares; cost $64,292,906)...............                --                   --
Oppenheimer Global Equity Portfolio
 (2,751,633 shares; cost $31,905,233)...............                --                   --
Harris Oakmark Large Cap Value Portfolio
 (4,155,093 shares; cost $47,559,215)...............                --                   --
Neuberger Berman Mid Cap Value Portfolio
 (3,013,279 shares; cost $49,254,131)...............                --                   --
T. Rowe Price Large Cap Growth Portfolio
 (3,058,976 shares; cost $34,402,430)...............                --                   --
Lehman Brothers Aggregate Bond Index Portfolio
 (7,452,051 shares; cost $80,131,372)...............                --                   --
Morgan Stanley EAFE Index Portfolio
 (3,276,867 shares; cost $30,437,074)...............                --                   --
Russell 2000 Index Portfolio
 (3,063,111 shares; cost $33,227,529)...............                --                   --
Jennison Growth Portfolio
 (1,056,515 shares; cost $10,873,213)...............                --                   --
BlackRock Strategic Value Portfolio
 (4,852,649 shares; cost $71,185,711)...............                --                   --
MetLife Mid Cap Stock Index Portfolio
 (3,224,137 shares; cost $36,005,175)...............                --                   --
Franklin Templeton Small Cap Growth Portfolio
 (489,746 shares; cost $4,218,036)..................                --                   --
BlackRock Large Cap Value Portfolio
 (409,008 shares; cost $4,643,650)..................                --                   --
Davis Venture Value Portfolio
 (1,423,271 shares; cost $34,893,963)...............                --                   --
Loomis Sayles Small Cap Portfolio
 (34,857 shares; cost $6,332,001)...................                --                   --
BlackRock Legacy Large Cap Growth Portfolio
 (465,855 shares; cost $8,865,115)..................                --                   --
MFS Investors Trust Portfolio
 (430,223 shares; cost $3,548,717)..................                --                   --
BlackRock Bond Income Portfolio
 (857,050 shares; cost $93,224,839).................                --                   --
FI Value Leaders Portfolio
 (16,899 shares; cost $2,927,434)...................         3,262,872                   --
Harris Oakmark Focused Value Portfolio
 (185,737 shares; cost $38,504,714).................                --           49,251,761
                                                      ----------------   ------------------
Total Investments...................................         3,262,872           49,251,761
Cash and Accounts Receivable........................                 2                   --
                                                      ----------------   ------------------
Total Assets........................................         3,262,874           49,251,761
LIABILITIES
Due to/From Metropolitan Life Insurance Company.....                --                   --
                                                      ----------------   ------------------
NET ASSETS..........................................  $      3,262,874   $       49,251,761
                                                      ================   ==================
Outstanding Units...................................           248,972              182,165
Unit Fair Values....................................  $10.54 to $13.29   $260.95 to $272.09

                      See Notes to Financial Statements.

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

              STATEMENT OF ASSETS AND LIABILITIES -- (CONTINUED)
                             AT DECEMBER 31, 2005


                                                                              SALOMON BROTHERS        SALOMON BROTHERS
                                                                        STRATEGIC BOND OPPORTUNITIES   U.S. GOVERNMENT
                                                                            INVESTMENT DIVISION      INVESTMENT DIVISION
                                                                        ---------------------------- -------------------
ASSETS:
INVESTMENTS AT FAIR VALUE:
METROPOLITAN FUND-(CONTINUED)
Salomon Brothers Strategic Bond Opportunities Portfolio
 (999,112 shares; cost $12,452,591)....................................       $     12,708,706        $             --
Salomon Brothers U.S. Government Portfolio
 (983,168 shares; cost $12,070,629)....................................                     --              12,014,309
BlackRock Money Market Portfolio
 (280,415 shares; cost $28,041,514)....................................                     --                      --
MFS Total Return Portfolio
 (14,569 shares; cost $2,121,146)......................................                     --                      --
MetLife Conservative Allocation Portfolio
 (11,401 shares; cost $117,671)........................................                     --                      --
MetLife Conservative to Moderate Allocation Portfolio
 (54,577 shares; cost $569,253)........................................                     --                      --
MetLife Moderate Allocation Portfolio
 (133,959 shares; cost $1,423,613).....................................                     --                      --
MetLife Moderate to Aggressive Allocation Portfolio
 (212,616 shares; cost $2,284,839).....................................                     --                      --
MetLife Aggressive Allocation Portfolio
 (40,417 shares; cost $441,948)........................................                     --                      --
JANUS ASPEN SERIES FUND ("JANUS FUND")
Janus Aspen Large Cap Growth Portfolio
 (236,736 shares; cost $4,086,107).....................................                     --                      --
Janus Aspen Balanced Portfolio
 (82 shares; cost $2,182)..............................................                     --                      --
AIM VARIABLE INSURANCE FUNDS ("AIM FUNDS")
AIM V.I. Core Stock Portfolio
 (12,026 shares; cost $212,657)........................................                     --                      --
AIM V. I. Government Securities Portfolio
 (678 shares; cost $8,145).............................................                     --                      --
AIM V.I. Real Estate Portfolio
 (83,446 shares; cost $1,500,371)......................................                     --                      --
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCT SERIES ("FRANKLIN FUND")
Franklin Templeton Foreign Securities Portfolio
 (407,349 shares; cost $5,108,135).....................................                     --                      --
Franklin Mutual Discovery Securities Portfolio
 (6,541 shares; cost $112,900).........................................                     --                      --
ALLIANCEBERNSTEIN VARIABLE PRODUCT SERIES FUNDS, INC. ("ALLIANCE FUND")
AllianceBernstein Growth & Income Portfolio
 (166,930 shares; cost $3,365,517).....................................                     --                      --
AllianceBernstein Global Technology Portfolio
 (2,707 shares; cost $36,524)..........................................                     --                      --
FIDELITY VARIABLE INSURANCE PRODUCTS ("FIDELITY FUNDS")
Fidelity VIP Contrafund Portfolio
 (29,600 shares; cost $781,528)........................................                     --                      --
Fidelity VIP Asset Manager Growth Portfolio
 (55,266 shares; cost $684,734)........................................                     --                      --
Fidelity VIP Growth Portfolio
 (15,866 shares; cost $492,836)........................................                     --                      --
Fidelity VIP Investment Grade Bond Portfolio
 (2,641 shares; cost $33,842)..........................................                     --                      --
Fidelity VIP Equity-Income Portfolio
 (997 shares; cost $24,698)............................................                     --                      --
                                                                              ----------------        ----------------
Total Investments......................................................             12,708,706              12,014,309
Cash and Accounts Receivable...........................................                     --                      --
                                                                              ----------------        ----------------
Total Assets...........................................................             12,708,706              12,014,309
LIABILITIES
Due to/From Metropolitan Life Insurance Company........................                     --                      --
                                                                              ----------------        ----------------
NET ASSETS.............................................................       $     12,708,706        $     12,014,309
                                                                              ================        ================
Outstanding Units......................................................                843,296                 879,572
Unit Fair Values.......................................................       $14.56 to $15.19        $13.19 to $13.75

                                                                             BLACKROCK
                                                                           MONEY MARKET
                                                                        INVESTMENT DIVISION
                                                                        -------------------
ASSETS:
INVESTMENTS AT FAIR VALUE:
METROPOLITAN FUND-(CONTINUED)
Salomon Brothers Strategic Bond Opportunities Portfolio
 (999,112 shares; cost $12,452,591)....................................  $             --
Salomon Brothers U.S. Government Portfolio
 (983,168 shares; cost $12,070,629)....................................                --
BlackRock Money Market Portfolio
 (280,415 shares; cost $28,041,514)....................................        28,041,518
MFS Total Return Portfolio
 (14,569 shares; cost $2,121,146)......................................                --
MetLife Conservative Allocation Portfolio
 (11,401 shares; cost $117,671)........................................                --
MetLife Conservative to Moderate Allocation Portfolio
 (54,577 shares; cost $569,253)........................................                --
MetLife Moderate Allocation Portfolio
 (133,959 shares; cost $1,423,613).....................................                --
MetLife Moderate to Aggressive Allocation Portfolio
 (212,616 shares; cost $2,284,839).....................................                --
MetLife Aggressive Allocation Portfolio
 (40,417 shares; cost $441,948)........................................                --
JANUS ASPEN SERIES FUND ("JANUS FUND")
Janus Aspen Large Cap Growth Portfolio
 (236,736 shares; cost $4,086,107).....................................                --
Janus Aspen Balanced Portfolio
 (82 shares; cost $2,182)..............................................                --
AIM VARIABLE INSURANCE FUNDS ("AIM FUNDS")
AIM V.I. Core Stock Portfolio
 (12,026 shares; cost $212,657)........................................                --
AIM V. I. Government Securities Portfolio
 (678 shares; cost $8,145).............................................                --
AIM V.I. Real Estate Portfolio
 (83,446 shares; cost $1,500,371)......................................                --
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCT SERIES ("FRANKLIN FUND")
Franklin Templeton Foreign Securities Portfolio
 (407,349 shares; cost $5,108,135).....................................                --
Franklin Mutual Discovery Securities Portfolio
 (6,541 shares; cost $112,900).........................................                --
ALLIANCEBERNSTEIN VARIABLE PRODUCT SERIES FUNDS, INC. ("ALLIANCE FUND")
AllianceBernstein Growth & Income Portfolio
 (166,930 shares; cost $3,365,517).....................................                --
AllianceBernstein Global Technology Portfolio
 (2,707 shares; cost $36,524)..........................................                --
FIDELITY VARIABLE INSURANCE PRODUCTS ("FIDELITY FUNDS")
Fidelity VIP Contrafund Portfolio
 (29,600 shares; cost $781,528)........................................                --
Fidelity VIP Asset Manager Growth Portfolio
 (55,266 shares; cost $684,734)........................................                --
Fidelity VIP Growth Portfolio
 (15,866 shares; cost $492,836)........................................                --
Fidelity VIP Investment Grade Bond Portfolio
 (2,641 shares; cost $33,842)..........................................                --
Fidelity VIP Equity-Income Portfolio
 (997 shares; cost $24,698)............................................                --
                                                                         ----------------
Total Investments......................................................        28,041,518
Cash and Accounts Receivable...........................................               162
                                                                         ----------------
Total Assets...........................................................        28,041,680
LIABILITIES
Due to/From Metropolitan Life Insurance Company........................           (13,707)
                                                                         ----------------
NET ASSETS.............................................................  $     28,027,973
                                                                         ================
Outstanding Units......................................................         1,760,759
Unit Fair Values.......................................................  $12.92 to $16.24

                      See Notes to Financial Statements.

                                              METLIFE                                 METLIFE
                          METLIFE         CONSERVATIVE TO                           MODERATE TO           METLIFE
        MFS            CONSERVATIVE          MODERATE             METLIFE           AGGRESSIVE          AGGRESSIVE
   TOTAL RETURN         ALLOCATION          ALLOCATION      MODERATE ALLOCATION     ALLOCATION          ALLOCATION
INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
 $             --    $             --    $             --    $             --    $             --    $             --
               --                  --                  --                  --                  --                  --
               --                  --                  --                  --                  --                  --
        2,157,207                  --                  --                  --                  --                  --
               --             118,225                  --                  --                  --                  --
               --                  --             578,511                  --                  --                  --
               --                  --                  --           1,449,435                  --                  --
               --                  --                  --                  --           2,349,403                  --
               --                  --                  --                  --                  --             452,673
               --                  --                  --                  --                  --                  --
               --                  --                  --                  --                  --                  --
               --                  --                  --                  --                  --                  --
               --                  --                  --                  --                  --                  --
               --                  --                  --                  --                  --                  --
               --                  --                  --                  --                  --                  --
               --                  --                  --                  --                  --                  --
               --                  --                  --                  --                  --                  --
               --                  --                  --                  --                  --                  --
               --                  --                  --                  --                  --                  --
               --                  --                  --                  --                  --                  --
               --                  --                  --                  --                  --                  --
               --                  --                  --                  --                  --                  --
               --                  --                  --                  --                  --                  --
 ----------------    ----------------    ----------------    ----------------    ----------------    ----------------
        2,157,207             118,225             578,511           1,449,435           2,349,403             452,673
                3                  --                  --                  --                  --                  --
 ----------------    ----------------    ----------------    ----------------    ----------------    ----------------
        2,157,210             118,225             578,511           1,449,435           2,349,403             452,673
               --                  --                  --                  --                  --                  --
 ----------------    ----------------    ----------------    ----------------    ----------------    ----------------
 $      2,157,210    $        118,225    $        578,511    $      1,449,435    $      2,349,403    $        452,673
 ================    ================    ================    ================    ================    ================
          190,106              53,570              65,370             165,720             249,839              49,908
 $11.21 to $11.38    $10.35 to $10.41    $10.58 to $10.64    $10.80 to $10.87    $11.03 to $11.09    $11.20 to $11.27

    JANUS ASPEN
     LARGE CAP          JANUS ASPEN
      GROWTH             BALANCED
INVESTMENT DIVISION INVESTMENT DIVISION
------------------- -------------------
    $       --            $   --
            --
            --                --
            --                --
            --                --
            --                --
            --                --
            --                --
            --                --
     4,938,311                --
            --             2,186
            --                --
            --                --
            --                --
            --                --
            --                --
            --                --
            --                --
            --                --
            --                --
            --                --
            --                --
            --                --
    ----------            ------
     4,938,311             2,186
            --                --
    ----------            ------
     4,938,311             2,186
        (4,237)               --
    ----------            ------
    $4,934,074            $2,186
    ==========            ======
       563,653               187
    $     8.75            $11.68

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

              STATEMENT OF ASSETS AND LIABILITIES -- (CONTINUED)
                             AT DECEMBER 31, 2005


                                                                                                       AIM
                                                                        AIM V.I. CORE STOCK V.I. GOVERNMENT SECURITIES
                                                                        INVESTMENT DIVISION    INVESTMENT DIVISION
                                                                        ------------------- --------------------------
ASSETS:
INVESTMENTS AT FAIR VALUE:
METROPOLITAN FUND-(CONTINUED)
Salomon Brothers Strategic Bond Opportunities Portfolio
 (999,112 shares; cost $12,452,591)....................................      $     --                 $   --
Salomon Brothers U.S. Government Portfolio
 (983,168 shares; cost $12,070,629)....................................            --                     --
BlackRock Money Market Portfolio
 (280,415 shares; cost $28,041,514)....................................            --                     --
MFS Total Return Portfolio
 (14,569 shares; cost $2,121,146)......................................            --                     --
MetLife Conservative Allocation Portfolio
 (11,401 shares; cost $117,671)........................................            --                     --
MetLife Conservative to Moderate Allocation Portfolio
 (54,577 shares; cost $569,253)........................................            --                     --
MetLife Moderate Allocation Portfolio
 (133,959 shares; cost $1,423,613).....................................            --                     --
MetLife Moderate to Aggressive Allocation Portfolio
 (212,616 shares; cost $2,284,839).....................................            --                     --
MetLife Aggressive Allocation Portfolio
 (40,417 shares; cost $441,948)........................................            --                     --
JANUS ASPEN SERIES FUND ("JANUS FUND")
Janus Aspen Large Cap Growth Portfolio
 (236,736 shares; cost $4,086,107).....................................            --                     --
Janus Aspen Balanced Portfolio
 (82 shares; cost $2,182)..............................................            --                     --
AIM VARIABLE INSURANCE FUNDS ("AIM FUNDS")
AIM V.I. Core Stock Portfolio
 (12,026 shares; cost $212,657)........................................       229,098                     --
AIM V. I. Government Securities Portfolio
 (678 shares; cost $8,145).............................................            --                  8,008
AIM V.I. Real Estate Portfolio
 (83,446 shares; cost $1,500,371)......................................            --                     --
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCT SERIES ("FRANKLIN FUND")
Franklin Templeton Foreign Securities Portfolio
 (407,349 shares; cost $5,108,135).....................................            --                     --
Franklin Mutual Discovery Securities Portfolio
 (6,541 shares; cost $112,900).........................................            --                     --
ALLIANCEBERNSTEIN VARIABLE PRODUCT SERIES FUNDS, INC. ("ALLIANCE FUND")
AllianceBernstein Growth & Income Portfolio
 (166,930 shares; cost $3,365,517).....................................            --                     --
AllianceBernstein Global Technology Portfolio
 (2,707 shares; cost $36,524)..........................................            --                     --
FIDELITY VARIABLE INSURANCE PRODUCTS ("FIDELITY FUNDS")
Fidelity VIP Contrafund Portfolio
 (29,600 shares; cost $781,528)........................................            --                     --
Fidelity VIP Asset Manager Growth Portfolio
 (55,266 shares; cost $684,734)........................................            --                     --
Fidelity VIP Growth Portfolio
 (15,866 shares; cost $492,836)........................................            --                     --
Fidelity VIP Investment Grade Bond Portfolio
 (2,641 shares; cost $33,842)..........................................            --                     --
Fidelity VIP Equity-Income Portfolio
 (997 shares; cost $24,698)............................................            --                     --
                                                                             --------                 ------
Total Investments......................................................       229,098                  8,008
Cash and Accounts Receivable...........................................         1,019                    247
                                                                             --------                 ------
Total Assets...........................................................       230,117                  8,255
LIABILITIES
Due to/From Metropolitan Life Insurance Company........................            --                     --
                                                                             --------                 ------
NET ASSETS.............................................................      $230,117                 $8,255
                                                                             ========                 ======
Outstanding Units......................................................        21,852                    769
Unit Fair Values.......................................................      $  10.53                 $10.73


                                                                        AIM V.I. REAL ESTATE
                                                                        INVESTMENT DIVISION
                                                                        --------------------
ASSETS:
INVESTMENTS AT FAIR VALUE:
METROPOLITAN FUND-(CONTINUED)
Salomon Brothers Strategic Bond Opportunities Portfolio
 (999,112 shares; cost $12,452,591)....................................      $       --
Salomon Brothers U.S. Government Portfolio
 (983,168 shares; cost $12,070,629)....................................              --
BlackRock Money Market Portfolio
 (280,415 shares; cost $28,041,514)....................................              --
MFS Total Return Portfolio
 (14,569 shares; cost $2,121,146)......................................              --
MetLife Conservative Allocation Portfolio
 (11,401 shares; cost $117,671)........................................              --
MetLife Conservative to Moderate Allocation Portfolio
 (54,577 shares; cost $569,253)........................................              --
MetLife Moderate Allocation Portfolio
 (133,959 shares; cost $1,423,613).....................................              --
MetLife Moderate to Aggressive Allocation Portfolio
 (212,616 shares; cost $2,284,839).....................................              --
MetLife Aggressive Allocation Portfolio
 (40,417 shares; cost $441,948)........................................              --
JANUS ASPEN SERIES FUND ("JANUS FUND")
Janus Aspen Large Cap Growth Portfolio
 (236,736 shares; cost $4,086,107).....................................              --
Janus Aspen Balanced Portfolio
 (82 shares; cost $2,182)..............................................              --
AIM VARIABLE INSURANCE FUNDS ("AIM FUNDS")
AIM V.I. Core Stock Portfolio
 (12,026 shares; cost $212,657)........................................              --
AIM V. I. Government Securities Portfolio
 (678 shares; cost $8,145).............................................              --
AIM V.I. Real Estate Portfolio
 (83,446 shares; cost $1,500,371)......................................       1,757,368
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCT SERIES ("FRANKLIN FUND")
Franklin Templeton Foreign Securities Portfolio
 (407,349 shares; cost $5,108,135).....................................              --
Franklin Mutual Discovery Securities Portfolio
 (6,541 shares; cost $112,900).........................................              --
ALLIANCEBERNSTEIN VARIABLE PRODUCT SERIES FUNDS, INC. ("ALLIANCE FUND")
AllianceBernstein Growth & Income Portfolio
 (166,930 shares; cost $3,365,517).....................................              --
AllianceBernstein Global Technology Portfolio
 (2,707 shares; cost $36,524)..........................................              --
FIDELITY VARIABLE INSURANCE PRODUCTS ("FIDELITY FUNDS")
Fidelity VIP Contrafund Portfolio
 (29,600 shares; cost $781,528)........................................              --
Fidelity VIP Asset Manager Growth Portfolio
 (55,266 shares; cost $684,734)........................................              --
Fidelity VIP Growth Portfolio
 (15,866 shares; cost $492,836)........................................              --
Fidelity VIP Investment Grade Bond Portfolio
 (2,641 shares; cost $33,842)..........................................              --
Fidelity VIP Equity-Income Portfolio
 (997 shares; cost $24,698)............................................              --
                                                                             ----------
Total Investments......................................................       1,757,368
Cash and Accounts Receivable...........................................              --
                                                                             ----------
Total Assets...........................................................       1,757,368
LIABILITIES
Due to/From Metropolitan Life Insurance Company........................          (9,549)
                                                                             ----------
NET ASSETS.............................................................      $1,747,819
                                                                             ==========
Outstanding Units......................................................          63,997
Unit Fair Values.......................................................      $    27.61

                      See Notes to Financial Statements.


FRANKLIN TEMPLETON    FRANKLIN MUTUAL     ALLIANCEBERNSTEIN   ALLIANCEBERNSTEIN     FIDELITY VIP         FIDELITY VIP
FOREIGN SECURITIES  DISCOVERY SECURITIES   GROWTH & INCOME    GLOBAL TECHNOLOGY      CONTRAFUND      ASSET MANAGER GROWTH
INVESTMENT DIVISION INVESTMENT DIVISION  INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
------------------- -------------------- ------------------- ------------------- ------------------- --------------------
    $       --            $     --           $       --            $    --            $     --             $     --
            --                  --                   --                 --                  --                   --
            --                  --                   --                 --                  --                   --
            --                  --                   --                 --                  --                   --
            --                  --                   --                 --                  --                   --
            --                  --                   --                 --                  --                   --
            --                  --                   --                 --                  --                   --
            --                  --                   --                 --                  --                   --
            --                  --                   --                 --                  --                   --
            --                  --                   --                 --                  --                   --
            --                  --                   --                 --                  --                   --
            --                  --                   --                 --                  --                   --
            --                  --                   --                 --                  --                   --
            --                  --                   --                 --                  --                   --
     6,452,411                  --                   --                 --                  --                   --
            --             121,664                   --                 --                  --                   --
            --                  --            4,114,833                 --                  --                   --
            --                  --                   --             42,308                  --                   --
            --                  --                   --                 --             915,518                   --
            --                  --                   --                 --                  --              711,828
            --                  --                   --                 --                  --                   --
            --                  --                   --                 --                  --                   --
            --                  --                   --                 --                  --                   --
    ----------            --------           ----------            -------            --------             --------
     6,452,411             121,664            4,114,833             42,308             915,518              711,828
            --                  --                4,307                 --               5,596                   --
    ----------            --------           ----------            -------            --------             --------
     6,452,411             121,664            4,119,140             42,308             921,114              711,828
       (14,331)                 --                   --                 --                  --               (3,427)
    ----------            --------           ----------            -------            --------             --------
    $6,438,080            $121,664           $4,119,140            $42,308            $921,114             $708,401
    ==========            ========           ==========            =======            ========             ========
       488,477               9,138              338,034              8,553              74,414               80,752
    $    13.17            $  13.31           $    12.19            $  4.95            $  12.38             $   8.79

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

              STATEMENT OF ASSETS AND LIABILITIES -- (CONTINUED)
                             AT DECEMBER 31, 2005


                                                                             FIDELITY           FIDELITY VIP
                                                                            VIP GROWTH      INVESTMENT GRADE BOND
                                                                        INVESTMENT DIVISION  INVESTMENT DIVISION
                                                                        ------------------- ---------------------
ASSETS:
INVESTMENTS AT FAIR VALUE:
METROPOLITAN FUND-(CONTINUED)
Salomon Brothers Strategic Bond Opportunities Portfolio
 (999,112 shares; cost $12,452,591)....................................      $     --              $    --
Salomon Brothers U.S. Government Portfolio
 (983,168 shares; cost $12,070,629)....................................            --                   --
BlackRock Money Market Portfolio
 (280,415 shares; cost $28,041,514)....................................            --                   --
MFS Total Return Portfolio
 (14,569 shares; cost $2,121,146)......................................            --                   --
MetLife Conservative Allocation Portfolio
 (11,401 shares; cost $117,671)........................................            --                   --
MetLife Conservative to Moderate Allocation Portfolio
 (54,577 shares; cost $569,253)........................................            --                   --
MetLife Moderate Allocation Portfolio
 (133,959 shares; cost $1,423,613).....................................            --                   --
MetLife Moderate to Aggressive Allocation Portfolio
 (212,616 shares; cost $2,284,839).....................................            --                   --
MetLife Aggressive Allocation Portfolio
 (40,417 shares; cost $441,948)........................................            --                   --
JANUS ASPEN SERIES FUND ("JANUS FUND")
Janus Aspen Large Cap Growth Portfolio
 (236,736 shares; cost $4,086,107).....................................            --                   --
Janus Aspen Balanced Portfolio
 (82 shares; cost $2,182)..............................................            --                   --
AIM VARIABLE INSURANCE FUNDS ("AIM FUNDS")
AIM V.I. Core Stock Portfolio
 (12,026 shares; cost $212,657)........................................            --                   --
AIM V. I. Government Securities Portfolio
 (678 shares; cost $8,145).............................................            --                   --
AIM V.I. Real Estate Portfolio
 (83,446 shares; cost $1,500,371)......................................            --                   --
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCT SERIES ("FRANKLIN FUND")
Franklin Templeton Foreign Securities Portfolio
 (407,349 shares; cost $5,108,135).....................................            --                   --
Franklin Mutual Discovery Securities Portfolio
 (6,541 shares; cost $112,900).........................................            --                   --
ALLIANCEBERNSTEIN VARIABLE PRODUCT SERIES FUNDS, INC. ("ALLIANCE FUND")
AllianceBernstein Growth & Income Portfolio
 (166,930 shares; cost $3,365,517).....................................            --                   --
AllianceBernstein Global Technology Portfolio
 (2,707 shares; cost $36,524)..........................................            --                   --
FIDELITY VARIABLE INSURANCE PRODUCTS ("FIDELITY FUNDS")
Fidelity VIP Contrafund Portfolio
 (29,600 shares; cost $781,528)........................................            --                   --
Fidelity VIP Asset Manager Growth Portfolio
 (55,266 shares; cost $684,734)........................................            --                   --
Fidelity VIP Growth Portfolio
 (15,866 shares; cost $492,836)........................................       532,466                   --
Fidelity VIP Investment Grade Bond Portfolio
 (2,641 shares; cost $33,842)..........................................            --               33,484
Fidelity VIP Equity-Income Portfolio
 (997 shares; cost $24,698)............................................            --                   --
                                                                             --------              -------
Total Investments......................................................       532,466               33,484
Cash and Accounts Receivable...........................................           997                   --
                                                                             --------              -------
Total Assets...........................................................       533,463               33,484
LIABILITIES
Due to/From Metropolitan Life Insurance Company........................            --                   --
                                                                             --------              -------
NET ASSETS.............................................................      $533,463              $33,484
                                                                             ========              =======
Outstanding Units......................................................        77,974                3,156
Unit Fair Values.......................................................      $   6.84              $ 10.64

                                                                           FIDELITY VIP
                                                                           EQUITY-INCOME
                                                                        INVESTMENT DIVISION
                                                                        -------------------
ASSETS:
INVESTMENTS AT FAIR VALUE:
METROPOLITAN FUND-(CONTINUED)
Salomon Brothers Strategic Bond Opportunities Portfolio
 (999,112 shares; cost $12,452,591)....................................       $    --
Salomon Brothers U.S. Government Portfolio
 (983,168 shares; cost $12,070,629)....................................            --
BlackRock Money Market Portfolio
 (280,415 shares; cost $28,041,514)....................................            --
MFS Total Return Portfolio
 (14,569 shares; cost $2,121,146)......................................            --
MetLife Conservative Allocation Portfolio
 (11,401 shares; cost $117,671)........................................            --
MetLife Conservative to Moderate Allocation Portfolio
 (54,577 shares; cost $569,253)........................................            --
MetLife Moderate Allocation Portfolio
 (133,959 shares; cost $1,423,613).....................................            --
MetLife Moderate to Aggressive Allocation Portfolio
 (212,616 shares; cost $2,284,839).....................................            --
MetLife Aggressive Allocation Portfolio
 (40,417 shares; cost $441,948)........................................            --
JANUS ASPEN SERIES FUND ("JANUS FUND")
Janus Aspen Large Cap Growth Portfolio
 (236,736 shares; cost $4,086,107).....................................            --
Janus Aspen Balanced Portfolio
 (82 shares; cost $2,182)..............................................            --
AIM VARIABLE INSURANCE FUNDS ("AIM FUNDS")
AIM V.I. Core Stock Portfolio
 (12,026 shares; cost $212,657)........................................            --
AIM V. I. Government Securities Portfolio
 (678 shares; cost $8,145).............................................            --
AIM V.I. Real Estate Portfolio
 (83,446 shares; cost $1,500,371)......................................            --
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCT SERIES ("FRANKLIN FUND")
Franklin Templeton Foreign Securities Portfolio
 (407,349 shares; cost $5,108,135).....................................            --
Franklin Mutual Discovery Securities Portfolio
 (6,541 shares; cost $112,900).........................................            --
ALLIANCEBERNSTEIN VARIABLE PRODUCT SERIES FUNDS, INC. ("ALLIANCE FUND")
AllianceBernstein Growth & Income Portfolio
 (166,930 shares; cost $3,365,517).....................................            --
AllianceBernstein Global Technology Portfolio
 (2,707 shares; cost $36,524)..........................................            --
FIDELITY VARIABLE INSURANCE PRODUCTS ("FIDELITY FUNDS")
Fidelity VIP Contrafund Portfolio
 (29,600 shares; cost $781,528)........................................            --
Fidelity VIP Asset Manager Growth Portfolio
 (55,266 shares; cost $684,734)........................................            --
Fidelity VIP Growth Portfolio
 (15,866 shares; cost $492,836)........................................            --
Fidelity VIP Investment Grade Bond Portfolio
 (2,641 shares; cost $33,842)..........................................            --
Fidelity VIP Equity-Income Portfolio
 (997 shares; cost $24,698)............................................        25,303
                                                                              -------
Total Investments......................................................        25,303
Cash and Accounts Receivable...........................................           105
                                                                              -------
Total Assets...........................................................        25,408
LIABILITIES
Due to/From Metropolitan Life Insurance Company........................            --
                                                                              -------
NET ASSETS.............................................................       $25,408
                                                                              =======
Outstanding Units......................................................         2,190
Unit Fair Values.......................................................       $ 11.66

                      See Notes to Financial Statements.

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

              STATEMENT OF ASSETS AND LIABILITIES -- (CONTINUED)
                             AT DECEMBER 31, 2005

                                                                      AMERICAN FUNDS      AMERICAN FUNDS
                                                                          GROWTH           GROWTH-INCOME
                                                                    INVESTMENT DIVISION INVESTMENT DIVISION
                                                                    ------------------- -------------------
INVESTMENTS AT FAIR VALUE:
AMERICAN FUNDS INSURANCE SERIES ("AMERICAN FUND")
American Funds Growth Portfolio
 (1,226,369 shares; cost $55,481,669)..............................  $     72,331,242    $             --
American Funds Growth-Income Portfolio
 (1,227,564 shares; cost $39,716,414)..............................                --          46,794,725
American Funds Global Small Capitalization Portfolio
 (1,194,659 shares; cost $18,848,900)..............................                --                  --
MET INVESTORS SERIES TRUST ("MET INVESTORS FUND")
T. Rowe Price Mid-Cap Growth Portfolio
 (1,157,486 shares; cost $7,648,975)...............................                --                  --
MFS Research International Portfolio
 (312,610 shares; cost $3,416,775).................................                --                  --
PIMCO Total Return Portfolio
 (2,091,721 shares; cost $24,160,829)..............................                --                  --
RCM Global Technology Portfolio
 (1,335,556 shares; cost $5,967,822)...............................                --                  --
Lord Abbett Bond Debenture Portfolio
 (1,347,841 shares; cost $15,708,780)..............................                --                  --
Lazard Mid-Cap Portfolio
 (222,290 shares; cost $2,998,345).................................                --                  --
Met/AIM Small Cap Growth Portfolio
 (116,196 shares; cost $1,424,496).................................                --                  --
Harris Oakmark International Portfolio
 (614,532 shares; cost $8,788,752).................................                --                  --
Janus Aggressive Growth Portfolio
 (841,976 shares; cost $5,472,418).................................                --                  --
Lord Abbett Growth and Income Portfolio
 (1,477 shares; cost $40,501)......................................                --                  --
Neuberger Berman Real Estate Portfolio
 (522,625 shares; cost $6,610,076).................................                --                  --
Lord Abbett Mid-Cap Value Portfolio
 (1,450 shares; cost $32,209)......................................                --                  --
Third Avenue Small Cap Value Portfolio
 (1,744 shares; cost $27,058)......................................                --                  --
Oppenheimer Capital Appreciation Portfolio
 (13,385 shares; cost $113,595)....................................                --                  --
AMERICAN CENTURY VARIABLE PORTFOLIO, INC. ("AMERICAN CENTURY FUND")
American Century Vista Portfolio
 (1,006 shares; cost $13,622)......................................                --                  --
DELAWARE VIP TRUST ("DELAWARE FUND")
Delaware Small Cap Value Portfolio
 (4,226 shares; cost $127,456).....................................                --                  --
DREYFUS INVESTMENT PORTFOLIOS ("DREYFUS IP FUND")
Dreyfus Emerging Leaders Portfolio
 (478 shares; cost $11,044)........................................                --                  --
DREYFUS VARIABLE INVESTMENT FUND ("DREYFUS FUND")
Dreyfus International Value Portfolio
 (9,388 shares; cost $150,954).....................................                --                  --
Dreyfus Appreciation Portfolio
 (462 shares; cost $16,290)........................................                --                  --
                                                                     ----------------    ----------------
Total Investments..................................................        72,331,242          46,794,725
Cash and Accounts Receivable.......................................                --                  --
                                                                     ----------------    ----------------
Total Assets.......................................................        72,331,242          46,794,725
LIABILITIES
Due to/From Metropolitan Life Insurance Company....................                --                  --
                                                                     ----------------    ----------------
NET ASSETS.........................................................  $     72,331,242    $     46,794,725
                                                                     ================    ================
Outstanding Units..................................................           898,134           1,035,047
Unit Fair Values...................................................  $77.72 to $81.04    $43.64 to $45.51

                                                                          AMERICAN FUNDS
                                                                    GLOBAL SMALL CAPITALIZATION
                                                                        INVESTMENT DIVISION
                                                                    ---------------------------
INVESTMENTS AT FAIR VALUE:
AMERICAN FUNDS INSURANCE SERIES ("AMERICAN FUND")
American Funds Growth Portfolio
 (1,226,369 shares; cost $55,481,669)..............................      $             --
American Funds Growth-Income Portfolio
 (1,227,564 shares; cost $39,716,414)..............................                    --
American Funds Global Small Capitalization Portfolio
 (1,194,659 shares; cost $18,848,900)..............................            25,231,190
MET INVESTORS SERIES TRUST ("MET INVESTORS FUND")
T. Rowe Price Mid-Cap Growth Portfolio
 (1,157,486 shares; cost $7,648,975)...............................                    --
MFS Research International Portfolio
 (312,610 shares; cost $3,416,775).................................                    --
PIMCO Total Return Portfolio
 (2,091,721 shares; cost $24,160,829)..............................                    --
RCM Global Technology Portfolio
 (1,335,556 shares; cost $5,967,822)...............................                    --
Lord Abbett Bond Debenture Portfolio
 (1,347,841 shares; cost $15,708,780)..............................                    --
Lazard Mid-Cap Portfolio
 (222,290 shares; cost $2,998,345).................................                    --
Met/AIM Small Cap Growth Portfolio
 (116,196 shares; cost $1,424,496).................................                    --
Harris Oakmark International Portfolio
 (614,532 shares; cost $8,788,752).................................                    --
Janus Aggressive Growth Portfolio
 (841,976 shares; cost $5,472,418).................................                    --
Lord Abbett Growth and Income Portfolio
 (1,477 shares; cost $40,501)......................................                    --
Neuberger Berman Real Estate Portfolio
 (522,625 shares; cost $6,610,076).................................                    --
Lord Abbett Mid-Cap Value Portfolio
 (1,450 shares; cost $32,209)......................................                    --
Third Avenue Small Cap Value Portfolio
 (1,744 shares; cost $27,058)......................................                    --
Oppenheimer Capital Appreciation Portfolio
 (13,385 shares; cost $113,595)....................................                    --
AMERICAN CENTURY VARIABLE PORTFOLIO, INC. ("AMERICAN CENTURY FUND")
American Century Vista Portfolio
 (1,006 shares; cost $13,622)......................................                    --
DELAWARE VIP TRUST ("DELAWARE FUND")
Delaware Small Cap Value Portfolio
 (4,226 shares; cost $127,456).....................................                    --
DREYFUS INVESTMENT PORTFOLIOS ("DREYFUS IP FUND")
Dreyfus Emerging Leaders Portfolio
 (478 shares; cost $11,044)........................................                    --
DREYFUS VARIABLE INVESTMENT FUND ("DREYFUS FUND")
Dreyfus International Value Portfolio
 (9,388 shares; cost $150,954).....................................                    --
Dreyfus Appreciation Portfolio
 (462 shares; cost $16,290)........................................                    --
                                                                         ----------------
Total Investments..................................................            25,231,190
Cash and Accounts Receivable.......................................                    --
                                                                         ----------------
Total Assets.......................................................            25,231,190
LIABILITIES
Due to/From Metropolitan Life Insurance Company....................                    --
                                                                         ----------------
NET ASSETS.........................................................      $     25,231,190
                                                                         ================
Outstanding Units..................................................             1,088,603
Unit Fair Values...................................................      $22.41 to $23.37

                      See Notes to Financial Statements.

   T. ROWE PRICE       MFS RESEARCH            PIMCO            RCM GLOBAL          LORD ABBETT           LAZARD
  MID-CAP GROWTH       INTERNATIONAL       TOTAL RETURN         TECHNOLOGY        BOND DEBENTURE          MID-CAP
INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
  $            --    $             --    $             --     $           --     $             --    $             --
               --                  --                  --                 --                   --                  --
               --                  --                  --                 --                   --                  --
        9,827,055                  --                  --                 --                   --                  --
               --           4,063,925                  --                 --                   --                  --
               --                  --          24,263,960                 --                   --                  --
               --                  --                  --          6,824,691                   --                  --
               --                  --                  --                 --           16,551,482                  --
               --                  --                  --                 --                   --           3,034,264
               --                  --                  --                 --                   --                  --
               --                  --                  --                 --                   --                  --
               --                  --                  --                 --                   --                  --
               --                  --                  --                 --                   --                  --
               --                  --                  --                 --                   --                  --
               --                  --                  --                 --                   --                  --
               --                  --                  --                 --                   --                  --
               --                  --                  --                 --                   --                  --
               --                  --                  --                 --                   --                  --
               --                  --                  --                 --                   --                  --
               --                  --                  --                 --                   --                  --
               --                  --                  --                 --                   --                  --
  ---------------    ----------------    ----------------     --------------     ----------------    ----------------
        9,827,055           4,063,925          24,263,960          6,824,691           16,551,482           3,034,264
               --                  --                  --                 --                   --                  --
  ---------------    ----------------    ----------------     --------------     ----------------    ----------------
        9,827,055           4,063,925          24,263,960          6,824,691           16,551,482           3,034,264
           (9,253)             (5,853)                 --                 --              (20,273)                 --
  ---------------    ----------------    ----------------     --------------     ----------------    ----------------
  $     9,817,802    $      4,058,072    $     24,263,960     $    6,824,691     $     16,531,209    $      3,034,264
  ===============    ================    ================     ==============     ================    ================
        1,132,034             294,107           1,849,249          1,334,943            1,085,144             226,296
  $8.37 to $13.11    $12.09 to $13.89    $12.67 to $13.21     $4.94 to $5.15     $13.96 to $16.51    $11.78 to $13.48

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

              STATEMENT OF ASSETS AND LIABILITIES -- (CONTINUED)
                             AT DECEMBER 31, 2005

                                                                          MET/AIM         HARRIS OAKMARK           JANUS
                                                                     SMALL CAP GROWTH      INTERNATIONAL     AGGRESSIVE GROWTH
                                                                    INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
                                                                    ------------------- ------------------- -------------------
INVESTMENTS AT FAIR VALUE:
AMERICAN FUNDS INSURANCE SERIES ("AMERICAN FUND")
American Funds Growth Portfolio
 (1,226,369 shares; cost $55,481,669)..............................  $             --    $             --     $           --
American Funds Growth-Income Portfolio
 (1,227,564 shares; cost $39,716,414)..............................                --                  --                 --
American Funds Global Small Capitalization Portfolio
 (1,194,659 shares; cost $18,848,900)..............................                --                  --                 --
MET INVESTORS SERIES TRUST ("MET INVESTORS FUND")
T. Rowe Price Mid-Cap Growth Portfolio
 (1,157,486 shares; cost $7,648,975)...............................                --                  --                 --
MFS Research International Portfolio
 (312,610 shares; cost $3,416,775).................................                --                  --                 --
PIMCO Total Return Portfolio
 (2,091,721 shares; cost $24,160,829)..............................                --                  --                 --
RCM Global Technology Portfolio
 (1,335,556 shares; cost $5,967,822)...............................                --                  --                 --
Lord Abbett Bond Debenture Portfolio
 (1,347,841 shares; cost $15,708,780)..............................                --                  --                 --
Lazard Mid-Cap Portfolio
 (222,290 shares; cost $2,998,345).................................                --                  --                 --
Met/AIM Small Cap Growth Portfolio
 (116,196 shares; cost $1,424,496).................................         1,587,237                  --                 --
Harris Oakmark International Portfolio
 (614,532 shares; cost $8,788,752).................................                --           9,973,856                 --
Janus Aggressive Growth Portfolio
 (841,976 shares; cost $5,472,418).................................                --                  --          7,322,996
Lord Abbett Growth and Income Portfolio
 (1,477 shares; cost $40,501)......................................                --                  --                 --
Neuberger Berman Real Estate Portfolio
 (522,625 shares; cost $6,610,076).................................                --                  --                 --
Lord Abbett Mid-Cap Value Portfolio
 (1,450 shares; cost $32,209)......................................                --                  --                 --
Third Avenue Small Cap Value Portfolio
 (1,744 shares; cost $27,058)......................................                --                  --                 --
Oppenheimer Capital Appreciation Portfolio
 (13,385 shares; cost $113,595)....................................                --                  --                 --
AMERICAN CENTURY VARIABLE PORTFOLIO, INC. ("AMERICAN CENTURY FUND")
American Century Vista Portfolio
 (1,006 shares; cost $13,622)......................................                --                  --                 --
DELAWARE VIP TRUST ("DELAWARE FUND")
Delaware Small Cap Value Portfolio
 (4,226 shares; cost $127,456).....................................                --                  --                 --
DREYFUS INVESTMENT PORTFOLIOS ("DREYFUS IP FUND")
Dreyfus Emerging Leaders Portfolio
 (478 shares; cost $11,044)........................................                --                  --                 --
DREYFUS VARIABLE INVESTMENT FUND ("DREYFUS FUND")
Dreyfus International Value Portfolio
 (9,388 shares; cost $150,954).....................................                --                  --                 --
Dreyfus Appreciation Portfolio
 (462 shares; cost $16,290)........................................                --                  --                 --
                                                                     ----------------    ----------------     --------------
Total Investments..................................................         1,587,237           9,973,856          7,322,996
Cash and Accounts Receivable.......................................                --                  --                 --
                                                                     ----------------    ----------------     --------------
Total Assets.......................................................         1,587,237           9,973,856          7,322,996
LIABILITIES
Due to/From Metropolitan Life Insurance Company....................                --                  --                 --
                                                                     ----------------    ----------------     --------------
NET ASSETS.........................................................  $      1,587,237    $      9,973,856     $    7,322,996
                                                                     ================    ================     ==============
Outstanding Units..................................................           129,221             636,793            844,525
Unit Fair Values...................................................  $11.71 to $12.31    $15.26 to $15.77     $7.50 to $8.74

                      See Notes to Financial Statements.

    LORD ABBETT      NEUBERGER BERMAN       LORD ABBETT        THIRD AVENUE         OPPENHEIMER           AMERICAN
 GROWTH AND INCOME      REAL ESTATE        MID-CAP VALUE      SMALL CAP VALUE   CAPITAL APPRECIATION    CENTURY VISTA
INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION  INVESTMENT DIVISION
------------------- ------------------- ------------------- ------------------- -------------------- -------------------
      $    --        $             --         $    --             $    --         $             --         $    --
           --                      --              --                  --                       --              --
           --                      --              --                  --                       --              --
           --                      --              --                  --                       --              --
           --                      --              --                  --                       --              --
           --                      --              --                  --                       --              --
           --                      --              --                  --                       --              --
           --                      --              --                  --                       --              --
           --                      --              --                  --                       --              --
           --                      --              --                  --                       --              --
           --                      --              --                  --                       --              --
           --                      --              --                  --                       --              --
       40,760                      --              --                  --                       --              --
           --               7,394,991              --                  --                       --              --
           --                      --          32,304                  --                       --              --
           --                      --              --              28,860                       --              --
           --                      --              --                  --                  116,310              --
           --                      --              --                  --                       --          14,583
           --                      --              --                  --                       --              --
           --                      --              --                  --                       --              --
           --                      --              --                  --                       --              --
           --                      --              --                  --                       --              --
      -------        ----------------         -------             -------         ----------------         -------
       40,760               7,394,991          32,304              28,860                  116,310          14,583
          687                      --              --                  --                       --              --
      -------        ----------------         -------             -------         ----------------         -------
       41,447               7,394,991          32,304              28,860                  116,310          14,583
           --                      --              --                  --                       --              --
      -------        ----------------         -------             -------         ----------------         -------
      $41,447        $      7,394,991         $32,304             $28,860         $        116,310         $14,583
      =======        ================         =======             =======         ================         =======
        4,368                 503,432           2,543               2,073                   10,588           1,252
      $  9.49        $14.52 to $14.74         $ 12.71             $ 13.92         $10.95 to $11.01         $ 11.65

     DELAWARE
  SMALL CAP VALUE
INVESTMENT DIVISION
-------------------
     $     --
           --
           --
           --
           --
           --
           --
           --
           --
           --
           --
           --
           --
           --
           --
           --
           --
           --
      129,996
           --
           --
           --
     --------
      129,996
        9,970
     --------
      139,966
           --
     --------
     $139,966
     ========
        9,876
     $  14.17

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

              STATEMENT OF ASSETS AND LIABILITIES -- (CONTINUED)
                             AT DECEMBER 31, 2005

                                                                          DREYFUS             DREYFUS             DREYFUS
                                                                     EMERGING LEADERS   INTERNATIONAL VALUE    APPRECIATION
                                                                    INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
                                                                    ------------------- ------------------- -------------------
INVESTMENTS AT FAIR VALUE:
AMERICAN FUNDS INSURANCE SERIES ("AMERICAN FUND")
American Funds Growth Portfolio
 (1,226,369 shares; cost $55,481,669)..............................       $    --            $     --             $    --
American Funds Growth-Income Portfolio
 (1,227,564 shares; cost $39,716,414)..............................            --                  --                  --
American Funds Global Small Capitalization Portfolio
 (1,194,659 shares; cost $18,848,900)..............................            --                  --                  --
MET INVESTORS SERIES TRUST ("MET INVESTORS FUND")
T. Rowe Price Mid-Cap Growth Portfolio
 (1,157,486 shares; cost $7,648,975)...............................            --                  --                  --
MFS Research International Portfolio
 (312,610 shares; cost $3,416,775).................................            --                  --                  --
PIMCO Total Return Portfolio
 (2,091,721 shares; cost $24,160,829)..............................            --                  --                  --
RCM Global Technology Portfolio
 (1,335,556 shares; cost $5,967,822)...............................            --                  --                  --
Lord Abbett Bond Debenture Portfolio
 (1,347,841 shares; cost $15,708,780)..............................            --                  --                  --
Lazard Mid-Cap Portfolio
 (222,290 shares; cost $2,998,345).................................            --                  --                  --
Met/AIM Small Cap Growth Portfolio
 (116,196 shares; cost $1,424,496).................................            --                  --                  --
Harris Oakmark International Portfolio
 (614,532 shares; cost $8,788,752).................................            --                  --                  --
Janus Aggressive Growth Portfolio
 (841,976 shares; cost $5,472,418).................................            --                  --                  --
Lord Abbett Growth and Income Portfolio
 (1,477 shares; cost $40,501)......................................            --                  --                  --
Neuberger Berman Real Estate Portfolio
 (522,625 shares; cost $6,610,076).................................            --                  --                  --
Lord Abbett Mid-Cap Value Portfolio
 (1,450 shares; cost $32,209)......................................            --                  --                  --
Third Avenue Small Cap Value Portfolio
 (1,744 shares; cost $27,058)......................................            --                  --                  --
Oppenheimer Capital Appreciation Portfolio
 (13,385 shares; cost $113,595)....................................            --                  --                  --
AMERICAN CENTURY VARIABLE PORTFOLIO, INC. ("AMERICAN CENTURY FUND")
American Century Vista Portfolio
 (1,006 shares; cost $13,622)......................................            --                  --                  --
DELAWARE VIP TRUST ("DELAWARE FUND")
Delaware Small Cap Value Portfolio
 (4,226 shares; cost $127,456).....................................            --                  --                  --
DREYFUS INVESTMENT PORTFOLIOS ("DREYFUS IP FUND")
Dreyfus Emerging Leaders Portfolio
 (478 shares; cost $11,044)........................................        10,821                  --                  --
DREYFUS VARIABLE INVESTMENT FUND ("DREYFUS FUND")
Dreyfus International Value Portfolio
 (9,388 shares; cost $150,954).....................................            --             164,014                  --
Dreyfus Appreciation Portfolio
 (462 shares; cost $16,290)........................................            --                  --              17,045
                                                                          -------            --------             -------
Total Investments..................................................        10,821             164,014              17,045
Cash and Accounts Receivable.......................................            --              24,463                  --
                                                                          -------            --------             -------
Total Assets.......................................................        10,821             188,477              17,045
LIABILITIES
Due to/From Metropolitan Life Insurance Company....................            --                  --                  --
                                                                          -------            --------             -------
NET ASSETS.........................................................       $10,821            $188,477             $17,045
                                                                          =======            ========             =======
Outstanding Units..................................................           916              14,559               1,591
Unit Fair Values...................................................       $ 11.81            $  12.95             $ 10.71

                      See Notes to Financial Statements.

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

              STATEMENT OF ASSETS AND LIABILITIES -- (CONTINUED)
                             AT DECEMBER 31, 2005

                                                                 GOLDMAN SACHS        GOLDMAN SACHS
                                                                 MID CAP VALUE    CORE SMALL CAP EQUITY
                                                              INVESTMENT DIVISION  INVESTMENT DIVISION
                                                              ------------------- ---------------------
GOLDMAN SACHS VARIABLE INSURANCE TRUST ("GOLDMAN SACHS FUND")
Goldman Sachs Mid Cap Value Portfolio
 (3,088 shares; cost $48,202)................................       $47,962              $    --
Goldman Sachs CORE Small Cap Equity Portfolio
 (3,601 shares; cost $55,810)................................            --               50,166
MFS VARIABLE INSURANCE TRUST ("MFS FUND")
MFS High Income Portfolio
 (7,044 shares; cost $68,737)................................            --                   --
VAN KAMPEN LIFE INVESTMENT TRUST ("VAN KAMPEN FUND")
Van Kampen Government Portfolio
 (1,448 shares; cost $13,512)................................            --                   --
WELLS FARGO VARIABLE TRUST ("WELLS FARGO FUND")
Wells Fargo Advantage Total Return Bond Portfolio
 (1,745 shares; cost $17,183)................................            --                   --
Wells Fargo Advantage Large Company Growth Portfolio
 (908 shares; cost $7,697)...................................            --                   --
Wells Fargo Advantage Equity Income Portfolio
 (488 shares; cost $7,977)...................................            --                   --
                                                                    -------              -------
Total Investments............................................        47,962               50,166
Cash and Accounts Receivable.................................            --                   --
                                                                    -------              -------
Total Assets.................................................        47,962               50,166
LIABILITIES
Due to/From Metropolitan Life Insurance Company..............        (1,316)                  --
                                                                    -------              -------
NET ASSETS...................................................       $46,646              $50,166
                                                                    =======              =======
Outstanding Units............................................         3,769                4,239
Unit Fair Values.............................................       $ 12.38              $ 11.83

                      See Notes to Financial Statements.

        MFS             VAN KAMPEN              WELLS FARGO                  WELLS FARGO                 WELLS FARGO
    HIGH INCOME         GOVERNMENT      ADVANTAGE TOTAL RETURN BOND ADVANTAGE LARGE COMPANY GROWTH ADVANTAGE EQUITY INCOME
INVESTMENT DIVISION INVESTMENT DIVISION     INVESTMENT DIVISION          INVESTMENT DIVISION         INVESTMENT DIVISION
------------------- ------------------- --------------------------- ------------------------------ -----------------------
      $    --             $    --                 $    --                       $   --                     $   --
           --                  --                      --                           --                         --
       69,027                  --                      --                           --                         --
           --              13,636                      --                           --                         --
           --                  --                  17,199                           --                         --
           --                  --                      --                        8,511                         --
           --                  --                      --                           --                      8,282
      -------             -------                 -------                       ------                     ------
       69,027              13,636                  17,199                        8,511                      8,282
           --                  --                      --                           --                         --
      -------             -------                 -------                       ------                     ------
       69,027              13,636                  17,199                        8,511                      8,282
           --                  --                      --                           --                         --
      -------             -------                 -------                       ------                     ------
      $69,027             $13,636                 $17,199                       $8,511                     $8,282
      =======             =======                 =======                       ======                     ======
        6,238               1,272                   1,620                          772                        727
      $ 11.07             $ 10.72                 $ 10.62                       $11.02                     $11.38

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                           STATEMENTS OF OPERATIONS

                                                                      BLACKROCK INVESTMENT TRUST
                                                                         INVESTMENT DIVISION
                                                                -------------------------------------
                                                                FOR THE YEAR FOR THE YEAR FOR THE YEAR
                                                                   ENDED        ENDED        ENDED
                                                                DECEMBER 31, DECEMBER 31, DECEMBER 31,
                                                                    2005         2004         2003
                                                                ------------ ------------ ------------
INVESTMENT INCOME (LOSS) :
Income:
  Dividends.................................................... $ 4,375,931  $ 2,717,041  $ 2,669,960
Expenses:
  Mortality and expense charges................................   3,470,220    3,262,909    2,738,164
                                                                -----------  -----------  -----------
Net investment income (loss)...................................     905,711     (545,868)     (68,204)
                                                                -----------  -----------  -----------
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) from security transactions.........     834,521     (689,999)  (6,958,914)
Change in unrealized appreciation (depreciation) of investments   8,704,485   37,215,298   88,855,777
                                                                -----------  -----------  -----------
Net realized and unrealized gains (losses) on investments......   9,539,006   36,525,299   81,896,863
                                                                -----------  -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS $10,444,717  $35,979,431  $81,828,659
                                                                ===========  ===========  ===========

                      See Notes to Financial Statements.

        BLACKROCK DIVERSIFIED               BLACKROCK AGGRESSIVE GROWTH                 METLIFE STOCK INDEX
         INVESTMENT DIVISION                    INVESTMENT DIVISION                     INVESTMENT DIVISION
-------------------------------------  -------------------------------------  --------------------------------------
FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR
   ENDED        ENDED        ENDED        ENDED        ENDED        ENDED        ENDED        ENDED        ENDED
DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31,
    2005         2004         2003         2005         2004         2003         2005         2004         2003
------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
 $4,998,633  $ 5,543,155  $ 9,831,564  $        --  $        --  $        --  $ 8,971,609  $ 4,172,573  $  6,468,236
  2,728,213    2,975,584    2,320,042    1,824,382    1,651,256    1,367,678    4,641,173    3,998,379     3,080,678
 ----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------  ------------
  2,270,420    2,567,571    7,511,522   (1,824,382)  (1,651,256)  (1,367,678)   4,330,436      174,194     3,387,558
 ----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------  ------------
    655,141     (558,940)  (2,593,687)  (2,231,885)  (3,443,419)  (8,202,841)   3,573,660   (2,432,174)  (10,060,006)
  3,822,631   19,749,208   42,182,763   23,892,825   27,472,766   62,199,697   14,173,789   49,514,290   101,361,307
 ----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------  ------------
  4,477,772   19,190,268   39,589,076   21,660,940   24,029,347   53,996,856   17,747,449   47,082,116    91,301,301
 ----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------  ------------
 $6,748,192  $21,757,839  $47,100,598  $19,836,558  $22,378,091  $52,629,178  $22,077,885  $47,256,310  $ 94,688,859
 ==========  ===========  ===========  ===========  ===========  ===========  ===========  ===========  ============

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                    STATEMENTS OF OPERATIONS -- (CONTINUED)

                                                                        FI INTERNATIONAL STOCK
                                                                         INVESTMENT DIVISION
                                                                -------------------------------------
                                                                FOR THE YEAR FOR THE YEAR FOR THE YEAR
                                                                   ENDED        ENDED        ENDED
                                                                DECEMBER 31, DECEMBER 31, DECEMBER 31,
                                                                    2005         2004         2003
                                                                ------------ ------------ ------------
INVESTMENT INCOME (LOSS) :
Income:
  Dividends....................................................  $  317,306   $  606,588  $   249,748
Expenses:
  Mortality and expense charges................................     427,240      370,691      304,442
                                                                 ----------   ----------  -----------
Net investment income (loss)...................................    (109,934)     235,897      (54,694)
                                                                 ----------   ----------  -----------
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) from security transactions.........     237,027     (367,092)  (1,630,864)
Change in unrealized appreciation (depreciation) of investments   8,151,109    7,284,341   10,924,390
                                                                 ----------   ----------  -----------
Net realized and unrealized gains (losses) on investments......   8,388,136    6,917,249    9,293,526
                                                                 ----------   ----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS  $8,278,202   $7,153,146  $ 9,238,832
                                                                 ==========   ==========  ===========

                      See Notes to Financial Statements.

       FI MID CAP OPPORTUNITIES            T. ROWE PRICE SMALL CAP GROWTH           OPPENHEIMER GLOBAL EQUITY
         INVESTMENT DIVISION                    INVESTMENT DIVISION                    INVESTMENT DIVISION
-------------------------------------  -------------------------------------  -------------------------------------
FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR
   ENDED        ENDED        ENDED        ENDED        ENDED        ENDED        ENDED        ENDED        ENDED
DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31,
    2005         2004         2003         2005         2004         2003         2005         2004         2003
------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
$        --  $ 1,090,068  $        --   $       --   $       --  $        --   $  209,625   $  478,904  $   501,419
  2,011,441    1,721,436    1,297,757      595,465      530,571      408,933      299,169      246,310      189,917
-----------  -----------  -----------   ----------   ----------  -----------   ----------   ----------  -----------
 (2,011,441)    (631,368)  (1,297,757)    (595,465)    (530,571)    (408,933)     (89,544)     232,594      311,502
-----------  -----------  -----------   ----------   ----------  -----------   ----------   ----------  -----------
 (1,015,121)    (717,628)  (1,145,184)      37,997      (69,548)    (326,259)     270,279     (301,695)  (1,005,776)
 17,191,699   33,098,684   46,019,342    7,936,747    7,181,746   18,001,752    5,277,659    4,666,310    7,242,152
-----------  -----------  -----------   ----------   ----------  -----------   ----------   ----------  -----------
 16,176,578   32,381,056   44,874,158    7,974,744    7,112,198   17,675,493    5,547,938    4,364,615    6,236,376
-----------  -----------  -----------   ----------   ----------  -----------   ----------   ----------  -----------
$14,165,137  $31,749,688  $43,576,401   $7,379,279   $6,581,627  $17,266,560   $5,458,394   $4,597,209  $ 6,547,878
===========  ===========  ===========   ==========   ==========  ===========   ==========   ==========  ===========

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                    STATEMENTS OF OPERATIONS -- (CONTINUED)

                                                                    HARRIS OAKMARK LARGE CAP VALUE
                                                                         INVESTMENT DIVISION
                                                                -------------------------------------
                                                                FOR THE YEAR FOR THE YEAR FOR THE YEAR
                                                                   ENDED        ENDED        ENDED
                                                                DECEMBER 31, DECEMBER 31, DECEMBER 31,
                                                                    2005         2004         2003
                                                                ------------ ------------ ------------
INVESTMENT INCOME (LOSS) :
Income:
  Dividends.................................................... $   367,539   $  216,340   $       --
Expenses:
  Mortality and expense charges................................     429,104      366,329      252,368
                                                                -----------   ----------   ----------
Net investment income (loss)...................................     (61,565)    (149,989)    (252,368)
                                                                -----------   ----------   ----------
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) from security transactions.........     398,007      613,781       38,696
Change in unrealized appreciation (depreciation) of investments  (1,475,339)   4,130,792    6,986,213
                                                                -----------   ----------   ----------
Net realized and unrealized gains (losses) on investments......  (1,077,332)   4,744,573    7,024,909
                                                                -----------   ----------   ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS $(1,138,897)  $4,594,584   $6,772,541
                                                                ===========   ==========   ==========

                      See Notes to Financial Statements.

    NEUBERGER BERMAN MID CAP VALUE         T. ROWE PRICE LARGE CAP GROWTH      LEHMAN BROTHERS AGGREGATE BOND INDEX
         INVESTMENT DIVISION                    INVESTMENT DIVISION                    INVESTMENT DIVISION
-------------------------------------  -------------------------------------  -------------------------------------
FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR
   ENDED        ENDED        ENDED        ENDED        ENDED        ENDED        ENDED        ENDED        ENDED
DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31,
    2005         2004         2003         2005         2004         2003         2005         2004         2003
------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
 $4,678,085   $1,060,839   $   78,805   $  211,319   $   72,281   $   30,610  $ 2,790,273   $1,838,871  $ 2,863,939
    468,169      312,426      197,793      316,838      289,243      210,672      528,874      414,705      357,739
 ----------   ----------   ----------   ----------   ----------   ----------  -----------   ----------  -----------
  4,209,916      748,413     (118,988)    (105,519)    (216,962)    (180,062)   2,261,399    1,424,166    2,506,200
 ----------   ----------   ----------   ----------   ----------   ----------  -----------   ----------  -----------
    557,751      490,187       28,084      161,433      994,314     (489,389)     113,726      451,466    1,152,171
  1,374,494    6,555,902    7,656,793    2,205,530    2,677,244    7,871,800   (1,403,001)     266,268   (2,185,014)
 ----------   ----------   ----------   ----------   ----------   ----------  -----------   ----------  -----------
  1,932,245    7,046,089    7,684,877    2,366,963    3,671,558    7,382,411   (1,289,275)     717,734   (1,032,843)
 ----------   ----------   ----------   ----------   ----------   ----------  -----------   ----------  -----------
 $6,142,161   $7,794,502   $7,565,889   $2,261,444   $3,454,596   $7,202,349  $   972,124   $2,141,900  $ 1,473,357
 ==========   ==========   ==========   ==========   ==========   ==========  ===========   ==========  ===========

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                    STATEMENTS OF OPERATIONS -- (CONTINUED)

                                                                      MORGAN STANLEY EAFE INDEX
                                                                         INVESTMENT DIVISION
                                                                -------------------------------------
                                                                FOR THE YEAR FOR THE YEAR FOR THE YEAR
                                                                   ENDED        ENDED        ENDED
                                                                DECEMBER 31, DECEMBER 31, DECEMBER 31,
                                                                    2005         2004         2003
                                                                ------------ ------------ ------------
INVESTMENT INCOME (LOSS) :
Income:
  Dividends....................................................  $  597,805   $  202,506   $  280,223
Expenses:
  Mortality and expense charges................................     312,106      230,962      158,241
                                                                 ----------   ----------   ----------
Net investment income (loss)...................................     285,699      (28,456)     121,982
                                                                 ----------   ----------   ----------
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) from security transactions.........     590,734    1,189,725     (497,564)
Change in unrealized appreciation (depreciation) of investments   3,753,078    3,997,066    6,516,826
                                                                 ----------   ----------   ----------
Net realized and unrealized gains (losses) on investments......   4,343,812    5,186,791    6,019,262
                                                                 ----------   ----------   ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS  $4,629,511   $5,158,335   $6,141,244
                                                                 ==========   ==========   ==========

                      See Notes to Financial Statements.

          RUSSELL 2000 INDEX                      MET/PUTNAM VOYAGER               JENNISON GROWTH
         INVESTMENT DIVISION                      INVESTMENT DIVISION            INVESTMENT DIVISION
-------------------------------------  ----------------------------------------  -------------------
FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE PERIOD  FOR THE YEAR FOR THE YEAR   FOR THE PERIOD
   ENDED        ENDED        ENDED     JANUARY 1, 2005    ENDED        ENDED       MAY 1, 2005 TO
DECEMBER 31, DECEMBER 31, DECEMBER 31,   TO APRIL 30   DECEMBER 31, DECEMBER 31,    DECEMBER 31,
    2005         2004         2003          2005           2004         2003            2005
------------ ------------ ------------ --------------- ------------ ------------ -------------------
 $1,731,843   $  141,315   $  134,309     $  50,596      $ 10,121    $       --      $       --
    320,327      255,946      163,522        28,757        79,068        58,697          67,101
 ----------   ----------   ----------     ---------      --------    ----------      ----------
  1,411,516     (114,631)     (29,213)       21,839       (68,947)      (58,697)        (67,101)
 ----------   ----------   ----------     ---------      --------    ----------      ----------
    811,342      973,061     (125,595)      (11,582)      (75,290)     (624,452)         36,398
   (613,275)   4,412,786    7,938,110      (845,475)      560,180     2,271,140       2,206,440
 ----------   ----------   ----------     ---------      --------    ----------      ----------
    198,067    5,385,847    7,812,515      (857,057)      484,890     1,646,688       2,242,838
 ----------   ----------   ----------     ---------      --------    ----------      ----------
 $1,609,583   $5,271,216   $7,783,302     $(835,218)     $415,943    $1,587,991      $2,175,737
 ==========   ==========   ==========     =========      ========    ==========      ==========

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                    STATEMENTS OF OPERATIONS -- (CONTINUED)


                                                                      BLACKROCK STRATEGIC VALUE
                                                                         INVESTMENT DIVISION
                                                                -------------------------------------
                                                                FOR THE YEAR FOR THE YEAR FOR THE YEAR
                                                                   ENDED        ENDED        ENDED
                                                                DECEMBER 31, DECEMBER 31, DECEMBER 31,
                                                                    2005         2004         2003
                                                                ------------ ------------ ------------
INVESTMENT INCOME (LOSS) :
Income:
  Dividends.................................................... $ 5,489,850  $        --  $        --
Expenses:
  Mortality and expense charges................................     714,689      563,943      336,756
                                                                -----------  -----------  -----------
Net investment income (loss)...................................   4,775,161     (563,943)    (336,756)
                                                                -----------  -----------  -----------
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) from security transactions.........     647,742      827,418      196,537
Change in unrealized appreciation (depreciation) of investments  (2,502,234)   9,427,091   17,391,943
                                                                -----------  -----------  -----------
Net realized and unrealized gains (losses) on investments......  (1,854,492)  10,254,509   17,588,480
                                                                -----------  -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS $ 2,920,669  $ 9,690,566  $17,251,724
                                                                ===========  ===========  ===========

                      See Notes to Financial Statements.

     METLIFE MID CAP STOCK INDEX        FRANKLIN TEMPLETON SMALL CAP GROWTH          BLACKROCK LARGE CAP VALUE
         INVESTMENT DIVISION                    INVESTMENT DIVISION                     INVESTMENT DIVISION
-------------------------------------  -------------------------------------  ----------------------------------------
FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE PERIOD
   ENDED        ENDED        ENDED        ENDED        ENDED        ENDED        ENDED        ENDED     MAY 1, 2002 TO
DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31,  DECEMBER 31,
    2005         2004         2003         2005         2004         2003         2005         2004          2003
------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------ --------------
 $2,314,657   $  237,989   $  100,611    $154,763     $     --     $     --     $ 76,977     $     --      $  8,880
    340,784      259,163      164,774      39,601       31,464       16,641       34,801       18,736         4,290
 ----------   ----------   ----------    --------     --------     --------     --------     --------      --------
  1,973,873      (21,174)     (64,163)    115,162      (31,464)     (16,641)      42,176      (18,736)        4,590
 ----------   ----------   ----------    --------     --------     --------     --------     --------      --------
    682,809      992,035       12,063     129,715       40,690      (19,016)      81,656      105,597        41,938
  1,900,535    3,817,899    6,538,587     (56,267)     404,946      796,643      110,740      229,787       156,144
 ----------   ----------   ----------    --------     --------     --------     --------     --------      --------
  2,583,344    4,809,934    6,550,650      73,448      445,636      777,627      192,396      335,384       198,082
 ----------   ----------   ----------    --------     --------     --------     --------     --------      --------
 $4,557,217   $4,788,760   $6,486,487    $188,610     $414,172     $760,986     $234,572     $316,648      $202,672
 ==========   ==========   ==========    ========     ========     ========     ========     ========      ========

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                    STATEMENTS OF OPERATIONS -- (CONTINUED)

                                                                         DAVIS VENTURE VALUE
                                                                         INVESTMENT DIVISION
                                                                -------------------------------------
                                                                FOR THE YEAR FOR THE YEAR FOR THE YEAR
                                                                   ENDED        ENDED        ENDED
                                                                DECEMBER 31, DECEMBER 31, DECEMBER 31,
                                                                    2005         2004         2003
                                                                ------------ ------------ ------------
INVESTMENT INCOME (LOSS) :
Income:
  Dividends....................................................  $  244,019   $  151,001   $   69,175
Expenses:
  Mortality and expense charges................................     290,656      210,672      144,858
                                                                 ----------   ----------   ----------
Net investment income (loss)...................................     (46,637)     (59,671)     (75,683)
                                                                 ----------   ----------   ----------
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) from security transactions.........     226,016      508,082     (213,900)
Change in unrealized appreciation (depreciation) of investments   3,304,528    2,678,225    5,610,390
                                                                 ----------   ----------   ----------
Net realized and unrealized gains (losses) on investments......   3,530,544    3,186,307    5,396,490
                                                                 ----------   ----------   ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS  $3,483,907   $3,126,636   $5,320,807
                                                                 ==========   ==========   ==========

                      See Notes to Financial Statements.

       LOOMIS SAYLES SMALL CAP           BLACKROCK LEGACY LARGE CAP GROWTH             MFS INVESTORS TRUST
         INVESTMENT DIVISION                    INVESTMENT DIVISION                    INVESTMENT DIVISION
-------------------------------------  -------------------------------------  -------------------------------------
FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR
   ENDED        ENDED        ENDED        ENDED        ENDED        ENDED        ENDED        ENDED        ENDED
DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31,
    2005         2004         2003         2005         2004         2003         2005         2004         2003
------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
  $ 83,073     $     --    $       --    $ 32,623     $     --    $    2,523    $ 15,998     $  9,640     $  2,817
    60,646       44,015        28,298      43,887       30,183        26,251      36,252       23,709       10,528
  --------     --------    ----------    --------     --------    ----------    --------     --------     --------
    22,427      (44,015)      (28,298)    (11,264)     (30,183)      (23,728)    (20,254)     (14,069)      (7,711)
  --------     --------    ----------    --------     --------    ----------    --------     --------     --------
    74,135      142,373       (88,636)     84,949      117,304       (63,998)     75,511       10,690       13,432
   365,753      718,393     1,169,772     498,307      394,196     1,339,908     189,614      322,040      221,187
  --------     --------    ----------    --------     --------    ----------    --------     --------     --------
   439,888      860,766     1,081,136     583,256      511,500     1,275,910     265,125      332,730      234,619
  --------     --------    ----------    --------     --------    ----------    --------     --------     --------
  $462,315     $816,751    $1,052,838    $571,992     $481,317    $1,252,182    $244,871     $318,661     $226,908
  ========     ========    ==========    ========     ========    ==========    ========     ========     ========

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                    STATEMENTS OF OPERATIONS -- (CONTINUED)

                                                                        BLACKROCK BOND INCOME
                                                                         INVESTMENT DIVISION
                                                                --------------------------------------
                                                                FOR THE YEAR FOR THE YEAR FOR THE YEAR
                                                                   ENDED        ENDED        ENDED
                                                                DECEMBER 31, DECEMBER 31, DECEMBER 31,
                                                                    2005         2004         2003
                                                                ------------ ------------ ------------
INVESTMENT INCOME (LOSS) :
Income:
  Dividends.................................................... $ 4,654,397  $ 5,389,446   $2,907,624
Expenses:
  Mortality and expense charges................................     716,223      702,302      724,135
                                                                -----------  -----------   ----------
Net investment income (loss)...................................   3,938,174    4,687,144    2,183,489
                                                                -----------  -----------   ----------
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) from security transactions.........      98,977    1,244,325      880,712
Change in unrealized appreciation (depreciation) of investments  (2,577,646)  (2,928,093)   1,572,001
                                                                -----------  -----------   ----------
Net realized and unrealized gains (losses) on investments......  (2,478,669)  (1,683,768)   2,452,713
                                                                -----------  -----------   ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS $ 1,459,505  $ 3,003,376   $4,636,202
                                                                ===========  ===========   ==========

                      See Notes to Financial Statements.

           FI VALUE LEADERS                 HARRIS OAKMARK FOCUSED VALUE      SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES
         INVESTMENT DIVISION                    INVESTMENT DIVISION                     INVESTMENT DIVISION
-------------------------------------  -------------------------------------  ---------------------------------------------
FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR   FOR THE YEAR   FOR THE PERIOD
   ENDED        ENDED        ENDED        ENDED        ENDED        ENDED        ENDED          ENDED       MAY 1, 2002 TO
DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
    2005         2004         2003         2005         2004         2003         2005           2004            2003
------------ ------------ ------------ ------------ ------------ ------------ ------------   ------------   --------------
  $ 23,066     $  9,363     $ 1,560     $  450,345   $  318,400   $   24,204   $ 521,127       $185,168        $ 62,248
    19,333        6,936       2,368        369,999      261,670      151,516      90,184         55,535          29,146
  --------     --------     -------     ----------   ----------   ----------   ---------       --------        --------
     3,733        2,427        (808)        80,346       56,730     (127,312)    430,943        129,633          33,102
  --------     --------     -------     ----------   ----------   ----------   ---------       --------        --------
    80,493       13,334      24,426        647,285      205,940       31,214      55,156         74,022          97,650
   177,601      106,438      58,141      3,071,366    2,796,718    5,537,632    (261,648)       217,644         233,146
  --------     --------     -------     ----------   ----------   ----------   ---------       --------        --------
   258,094      119,772      82,567      3,718,651    3,002,658    5,568,846    (206,492)       291,666         330,796
  --------     --------     -------     ----------   ----------   ----------   ---------       --------        --------
  $261,827     $122,199     $81,759     $3,798,997   $3,059,388   $5,441,534   $ 224,451       $421,299        $363,898
  ========     ========     =======     ==========   ==========   ==========   =========       ========        ========

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                    STATEMENTS OF OPERATIONS -- (CONTINUED)

                                                                    SALOMON BROTHERS U.S. GOVERNMENT
                                                                          INVESTMENT DIVISION
                                                                ---------------------------------------
                                                                FOR THE YEAR FOR THE YEAR FOR THE PERIOD
                                                                   ENDED        ENDED     MAY 1, 2002 TO
                                                                DECEMBER 31, DECEMBER 31,  DECEMBER 31,
                                                                    2005         2004          2003
                                                                ------------ ------------ --------------
INVESTMENT INCOME (LOSS) :
Income:
  Dividends....................................................  $ 338,463     $187,882      $ 91,740
Expenses:
  Mortality and expense charges................................     88,576       66,814        49,123
                                                                 ---------     --------      --------
Net investment income (loss)...................................    249,887      121,068        42,617
                                                                 ---------     --------      --------
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) from security transactions.........     (2,681)       1,624        48,098
Change in unrealized appreciation (depreciation) of investments   (152,454)      55,424       (40,677)
                                                                 ---------     --------      --------
Net realized and unrealized gains (losses) on investments......   (155,135)      57,048         7,421
                                                                 ---------     --------      --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS  $  94,752     $178,116      $ 50,038
                                                                 =========     ========      ========

                      See Notes to Financial Statements.

        BLACKROCK MONEY MARKET              MFS TOTAL RETURN       METLIFE CONSERVATIVE ALLOCATION
         INVESTMENT DIVISION               INVESTMENT DIVISION           INVESTMENT DIVISION
-------------------------------------  --------------------------  -------------------------------
FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE PERIOD         FOR THE PERIOD
   ENDED        ENDED        ENDED        ENDED     MAY 3, 2004 TO         MAY 1, 2005 TO
DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31,  DECEMBER 31,           DECEMBER 31,
    2005         2004         2003         2005          2004                   2005
------------ ------------ ------------ ------------ -------------- -------------------------------
  $795,483     $291,356     $226,302     $39,188       $    --                  $471
   167,153      179,180      179,158      13,447         1,443                   348
  --------     --------     --------     -------       -------                  ----
   628,330      112,176       47,144      25,741        (1,443)                  123
  --------     --------     --------     -------       -------                  ----
        --           --           (1)     18,142           429                   271
        --           --            1      (3,131)       39,191                   554
  --------     --------     --------     -------       -------                  ----
        --           --           --      15,011        39,620                   825
  --------     --------     --------     -------       -------                  ----
  $628,330     $112,176     $ 47,144     $40,752       $38,177                  $948
  ========     ========     ========     =======       =======                  ====

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                    STATEMENTS OF OPERATIONS -- (CONTINUED)

                                                                      METLIFE
                                                                  CONSERVATIVE TO         METLIFE
                                                                MODERATE ALLOCATION MODERATE ALLOCATION
                                                                INVESTMENT DIVISION INVESTMENT DIVISION
                                                                ------------------- -------------------
                                                                  FOR THE PERIOD      FOR THE PERIOD
                                                                  MAY 1, 2005 TO      MAY 1, 2005 TO
                                                                   DECEMBER 31,        DECEMBER 31,
                                                                       2005                2005
                                                                ------------------- -------------------
INVESTMENT INCOME (LOSS) :
Income:
  Dividends....................................................       $ 2,332             $ 6,120
Expenses:
  Mortality and expense charges................................         1,984               3,787
                                                                      -------             -------
Net investment income (loss)...................................           348               2,333
                                                                      -------             -------
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) from security transactions.........         1,644               3,556
Change in unrealized appreciation (depreciation) of investments         9,258              25,822
                                                                      -------             -------
Net realized and unrealized gains (losses) on investments......        10,902              29,378
                                                                      -------             -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS       $11,250             $31,711
                                                                      =======             =======

                      See Notes to Financial Statements.

       METLIFE
MODERATE TO AGGRESSIVE        METLIFE
      ALLOCATION       AGGRESSIVE ALLOCATION      JANUS ASPEN LARGE CAP GROWTH         JANUS ASPEN BALANCED
 INVESTMENT DIVISION    INVESTMENT DIVISION           INVESTMENT DIVISION               INVESTMENT DIVISION
---------------------- --------------------- -------------------------------------  ---------------------------
    FOR THE PERIOD        FOR THE PERIOD     FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE PERIOD
    MAY 1, 2005 TO        MAY 1, 2005 TO        ENDED        ENDED        ENDED        ENDED     MAY 3, 2004 TO
     DECEMBER 31,          DECEMBER 31,      DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31,  DECEMBER 31,
         2005                  2005              2005         2004         2003         2005          2004
---------------------- --------------------- ------------ ------------ ------------ ------------ --------------
       $ 9,222                $ 2,884          $ 15,028    $   5,939    $    2,873      $25           $ 4
         6,087                  1,181            21,214       17,727        13,156        1            --
       -------                -------          --------    ---------    ----------      ---           ---
         3,135                  1,703            (6,186)     (11,788)      (10,283)      24             4
       -------                -------          --------    ---------    ----------      ---           ---
         4,752                  1,894           (62,709)    (193,886)     (263,013)       1            --
        64,564                 10,725           263,241      407,058     1,041,007        1             4
       -------                -------          --------    ---------    ----------      ---           ---
        69,316                 12,619           200,532      213,172       777,994        2             4
       -------                -------          --------    ---------    ----------      ---           ---
       $72,451                $14,322          $194,346    $ 201,384    $  767,711      $26           $ 8
       =======                =======          ========    =========    ==========      ===           ===

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                    STATEMENTS OF OPERATIONS -- (CONTINUED)

                                                                         AIM V.I. CORE STOCK
                                                                         INVESTMENT DIVISION
                                                                -------------------------------------
                                                                FOR THE YEAR FOR THE YEAR FOR THE YEAR
                                                                   ENDED        ENDED        ENDED
                                                                DECEMBER 31, DECEMBER 31, DECEMBER 31,
                                                                    2005         2004         2003
                                                                ------------ ------------ ------------
INVESTMENT INCOME (LOSS) :
Income:
  Dividends....................................................    $  982       $2,041      $ 1,951
Expenses:
  Mortality and expense charges................................     1,116          951          662
                                                                   ------       ------      -------
Net investment income (loss)...................................      (134)       1,090        1,289
                                                                   ------       ------      -------
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) from security transactions.........     5,489         (458)      (4,599)
Change in unrealized appreciation (depreciation) of investments     3,571        9,085       30,971
                                                                   ------       ------      -------
Net realized and unrealized gains (losses) on investments......     9,060        8,627       26,372
                                                                   ------       ------      -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS    $8,926       $9,717      $27,661
                                                                   ======       ======      =======

                      See Notes to Financial Statements.

AIM V.I. GOVERNMENT SECURITIES          AIM V.I. REAL ESTATE          FRANKLIN TEMPLETON FOREIGN SECURITIES
    INVESTMENT DIVISION                 INVESTMENT DIVISION                    INVESTMENT DIVISION
-----------------------------  -------------------------------------- -------------------------------------
FOR THE YEAR  FOR THE PERIOD   FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR
   ENDED        MAY 3, 2004       ENDED        ENDED        ENDED        ENDED        ENDED        ENDED
DECEMBER 31,  TO DECEMBER 31,  DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31,
    2005           2004            2005         2004         2003         2005         2004         2003
------------  ---------------  ------------ ------------ ------------ ------------ ------------ ------------
   $ 239           $ 30          $ 82,883     $ 29,870     $ 2,672      $ 71,641     $ 52,419     $ 50,493
      46              1             6,839        4,827         946        26,380       22,112       16,047
   -----           ----          --------     --------     -------      --------     --------     --------
     193             29            76,044       25,043       1,726        45,261       30,307       34,446
   -----           ----          --------     --------     -------      --------     --------     --------
     107             (2)          148,313       54,384       7,645       259,867      153,352      (71,786)
    (117)           (20)            7,005      204,103      41,591       264,624      613,265      947,139
   -----           ----          --------     --------     -------      --------     --------     --------
     (10)           (22)          155,318      258,487      49,236       524,491      766,617      875,353
   -----           ----          --------     --------     -------      --------     --------     --------
   $ 183           $  7          $231,362     $283,530     $50,962      $569,752     $796,924     $909,799
   =====           ====          ========     ========     =======      ========     ========     ========

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                    STATEMENTS OF OPERATIONS -- (CONTINUED)

                                                                FRANKLIN MUTUAL DISCOVERY SECURITIES
                                                                    INVESTMENT DIVISION
                                                                ------------------------------------
                                                                FOR THE YEAR      FOR THE PERIOD
                                                                   ENDED          MAY 3, 2004 TO
                                                                DECEMBER 31,       DECEMBER 31,
                                                                    2005               2004
                                                                ------------      --------------
INVESTMENT INCOME (LOSS) :
Income:
  Dividends....................................................    $  814              $--
Expenses:
  Mortality and expense charges................................       268               --
                                                                   ------              ---
Net investment income (loss)...................................       546               --
                                                                   ------              ---
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) from security transactions.........       132               --
Change in unrealized appreciation (depreciation) of investments     8,764               --
                                                                   ------              ---
Net realized and unrealized gains (losses) on investments......     8,896               --
                                                                   ------              ---
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS    $9,442              $--
                                                                   ======              ===

                      See Notes to Financial Statements.

 ALLIANCEBERNSTEIN GROWTH AND INCOME    ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY          FIDELITY VIP CONTRAFUND
         INVESTMENT DIVISION                    INVESTMENT DIVISION                    INVESTMENT DIVISION
-------------------------------------  -------------------------------------  -------------------------------------
FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR
   ENDED        ENDED        ENDED        ENDED        ENDED        ENDED        ENDED        ENDED        ENDED
DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31,
    2005         2004         2003         2005         2004         2003         2005         2004         2003
------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
  $ 39,765     $ 14,971     $ 11,419      $   --       $   --      $    --      $  1,981     $  1,770     $    830
    16,636       11,504        7,030         135           77          181         3,729        3,453        3,285
  --------     --------     --------      ------       ------      -------      --------     --------     --------
    23,129        3,467        4,389        (135)         (77)        (181)       (1,748)      (1,683)      (2,455)
  --------     --------     --------      ------       ------      -------      --------     --------     --------
    19,259        8,499      (27,592)        255          108         (931)      170,001       62,282        6,303
   116,879      301,218      441,306       1,638        2,247       13,613       (22,158)      45,971      139,867
  --------     --------     --------      ------       ------      -------      --------     --------     --------
   136,138      309,717      413,714       1,893        2,355       12,682       147,843      108,253      146,170
  --------     --------     --------      ------       ------      -------      --------     --------     --------
  $159,267     $313,184     $418,103      $1,758       $2,278      $12,501      $146,095     $106,570     $143,715
  ========     ========     ========      ======       ======      =======      ========     ========     ========

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                    STATEMENTS OF OPERATIONS -- (CONTINUED)

                                                                  FIDELITY VIP ASSET MANAGER GROWTH
                                                                         INVESTMENT DIVISION
                                                                -------------------------------------
                                                                FOR THE YEAR FOR THE YEAR FOR THE YEAR
                                                                   ENDED        ENDED        ENDED
                                                                DECEMBER 31, DECEMBER 31, DECEMBER 31,
                                                                    2005         2004         2003
                                                                ------------ ------------ ------------
INVESTMENT INCOME (LOSS) :
Income:
  Dividends....................................................   $ 18,249     $12,700      $ 8,346
Expenses:
  Mortality and expense charges................................      3,454       3,079        1,598
                                                                  --------     -------      -------
Net investment income (loss)...................................     14,795       9,621        6,748
                                                                  --------     -------      -------
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) from security transactions.........     38,662       3,245       (4,335)
Change in unrealized appreciation (depreciation) of investments    (29,733)     19,246       59,143
                                                                  --------     -------      -------
Net realized and unrealized gains (losses) on investments......      8,929      22,491       54,808
                                                                  --------     -------      -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS   $ 23,724     $32,112      $61,556
                                                                  ========     =======      =======

                      See Notes to Financial Statements.

         FIDELITY VIP GROWTH           FIDELITY VIP INVESTMENT GRADE FIDELITY VIP EQUITY-INCOME
         INVESTMENT DIVISION            BOND INVESTMENT DIVISION         INVESTMENT DIVISION
-------------------------------------  ----------------------------  --------------------------
FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR  FOR THE PERIOD  FOR THE YEAR FOR THE PERIOD
   ENDED        ENDED        ENDED        ENDED      MAY 3, 2004 TO     ENDED     MAY 3, 2004 TO
DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31,   DECEMBER 31,   DECEMBER 31,  DECEMBER 31,
    2005         2004         2003         2005           2004           2005          2004
------------ ------------ ------------ ------------  --------------  ------------ --------------
   $1,319.     $   354      $   174       $ 883           $--          $   618         $--
   2,353..       1,484        1,005          80             4              259           5
  --------     -------      -------       -----           ---          -------         ---
  (1,034)...    (1,130)        (831)        803            (4)             359          (5)
  --------     -------      -------       -----           ---          -------         ---
  26,347....    (5,015)      (2,588)        (59)            8           (5,940)         --
  3,218.....    17,311       63,146        (370)           12              605          --
  --------     -------      -------       -----           ---          -------         ---
  29,565....    12,296       60,558        (429)           20           (5,335)         --
  --------     -------      -------       -----           ---          -------         ---
  $ 28,531     $11,166      $59,727       $ 374           $16          $(4,976)        $(5)
  ========     =======      =======       =====           ===          =======         ===

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                    STATEMENTS OF OPERATIONS -- (CONTINUED)

                                                                        AMERICAN FUNDS GROWTH
                                                                         INVESTMENT DIVISION
                                                                -------------------------------------
                                                                FOR THE YEAR FOR THE YEAR FOR THE YEAR
                                                                   ENDED        ENDED        ENDED
                                                                DECEMBER 31, DECEMBER 31, DECEMBER 31,
                                                                    2005         2004         2003
                                                                ------------ ------------ ------------
INVESTMENT INCOME (LOSS) :
Income:
  Dividends....................................................  $  437,807   $   70,060   $   22,917
Expenses:
  Mortality and expense charges................................     489,519      294,065      141,220
                                                                 ----------   ----------   ----------
Net investment income (loss)...................................     (51,712)    (224,005)    (118,303)
                                                                 ----------   ----------   ----------
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) from security transactions.........     115,149       53,047     (100,817)
Change in unrealized appreciation (depreciation) of investments   8,793,861    4,445,539    5,264,250
                                                                 ----------   ----------   ----------
Net realized and unrealized gains (losses) on investments......   8,909,010    4,498,586    5,163,433
                                                                 ----------   ----------   ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS  $8,857,298   $4,274,581   $5,045,130
                                                                 ==========   ==========   ==========

                      See Notes to Financial Statements.

     AMERICAN FUNDS GROWTH-INCOME      AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION      T. ROWE PRICE MID-CAP GROWTH
         INVESTMENT DIVISION                    INVESTMENT DIVISION                        INVESTMENT DIVISION
-------------------------------------  -----------------------------------------  -------------------------------------
FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR   FOR THE YEAR  FOR THE YEAR  FOR THE YEAR FOR THE YEAR FOR THE YEAR
   ENDED        ENDED        ENDED        ENDED          ENDED         ENDED         ENDED        ENDED        ENDED
DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31,   DECEMBER 31,  DECEMBER 31,  DECEMBER 31, DECEMBER 31, DECEMBER 31,
    2005         2004         2003         2005           2004          2003          2005         2004         2003
------------ ------------ ------------ ------------   ------------  ------------  ------------ ------------ ------------
 $  750,695   $  276,574   $  170,202   $  167,221     $       --    $   19,214    $  206,008    $     --     $     --
    343,213      227,511      112,608      151,245         73,946        27,847        62,726      35,600       17,818
 ----------   ----------   ----------   ----------     ----------    ----------    ----------    --------     --------
    407,482       49,063       57,594       15,976        (73,946)       (8,633)      143,282     (35,600)     (17,818)
 ----------   ----------   ----------   ----------     ----------    ----------    ----------    --------     --------
    116,683       60,134      (26,406)     669,665        169,126       (33,362)      102,486     (21,255)     (46,026)
  1,688,136    2,605,294    3,852,340    3,507,811      1,710,690     1,513,502       895,073     874,468      776,010
 ----------   ----------   ----------   ----------     ----------    ----------    ----------    --------     --------
  1,804,819    2,665,428    3,825,934    4,177,476      1,879,816     1,480,140       997,559     853,213      729,984
 ----------   ----------   ----------   ----------     ----------    ----------    ----------    --------     --------
 $2,212,301   $2,714,491   $3,883,528   $4,193,452     $1,805,870    $1,471,507    $1,140,841    $817,613     $712,166
 ==========   ==========   ==========   ==========     ==========    ==========    ==========    ========     ========

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                    STATEMENTS OF OPERATIONS -- (CONTINUED)

                                                                      MFS RESEARCH INTERNATIONAL
                                                                         INVESTMENT DIVISION
                                                                --------------------------------------
                                                                FOR THE YEAR FOR THE YEAR FOR THE YEAR
                                                                   ENDED        ENDED        ENDED
                                                                DECEMBER 31, DECEMBER 31, DECEMBER 31,
                                                                    2005         2004         2003
                                                                ------------ ------------ ------------
INVESTMENT INCOME (LOSS) :
Income:
  Dividends....................................................   $206,092     $  5,870     $ 10,739
Expenses:
  Mortality and expense charges................................     27,070       17,381        7,953
                                                                  --------     --------     --------
Net investment income (loss)...................................    179,022      (11,511)       2,786
                                                                  --------     --------     --------
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) from security transactions.........     80,066      226,740      148,987
Change in unrealized appreciation (depreciation) of investments    280,569      176,752      191,049
                                                                  --------     --------     --------
Net realized and unrealized gains (losses) on investments......    360,635      403,492      340,036
                                                                  --------     --------     --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS   $539,657     $391,981     $342,822
                                                                  ========     ========     ========

                      See Notes to Financial Statements.

          PIMCO TOTAL RETURN                   RCM GLOBAL TECHNOLOGY                LORD ABBETT BOND DEBENTURE
         INVESTMENT DIVISION                    INVESTMENT DIVISION                    INVESTMENT DIVISION
-------------------------------------  -------------------------------------  --------------------------------------
FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR
   ENDED        ENDED        ENDED        ENDED        ENDED        ENDED        ENDED        ENDED        ENDED
DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31,
    2005         2004         2003         2005         2004         2003         2005         2004         2003
------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
  $167,134    $1,210,628    $255,223     $ 46,291    $   4,399    $       --   $ 744,214    $  580,234   $  237,030
   180,282       130,372      79,517       50,588       45,242        21,608     121,860       106,961       84,212
  --------    ----------    --------     --------    ---------    ----------   ---------    ----------   ----------
   (13,148)    1,080,256     175,706       (4,297)     (40,843)      (21,608)    622,354       473,273      152,818
  --------    ----------    --------     --------    ---------    ----------   ---------    ----------   ----------
    52,949        58,068     175,963      194,566      (35,847)     (195,867)    255,890       291,351      193,651
   311,680      (439,697)    (25,434)     445,709     (200,859)    1,260,206    (722,955)      258,228    1,482,057
  --------    ----------    --------     --------    ---------    ----------   ---------    ----------   ----------
   364,629      (381,629)    150,529      640,275     (236,706)    1,064,339    (467,065)      549,579    1,675,708
  --------    ----------    --------     --------    ---------    ----------   ---------    ----------   ----------
  $351,481    $  698,627    $326,235     $635,978    $(277,549)   $1,042,731   $ 155,289    $1,022,852   $1,828,526
  ========    ==========    ========     ========    =========    ==========   =========    ==========   ==========

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                    STATEMENTS OF OPERATIONS -- (CONTINUED)

                                                                            LAZARD MID-CAP
                                                                         INVESTMENT DIVISION
                                                                --------------------------------------
                                                                FOR THE YEAR FOR THE YEAR FOR THE YEAR
                                                                   ENDED        ENDED        ENDED
                                                                DECEMBER 31, DECEMBER 31, DECEMBER 31,
                                                                    2005         2004         2003
                                                                ------------ ------------ ------------
INVESTMENT INCOME (LOSS) :
Income:
  Dividends....................................................  $ 331,252     $     --     $  8,411
Expenses:
  Mortality and expense charges................................     22,544       12,732        4,773
                                                                 ---------     --------     --------
Net investment income (loss)...................................    308,708      (12,732)       3,638
                                                                 ---------     --------     --------
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) from security transactions.........     96,120      127,885        6,414
Change in unrealized appreciation (depreciation) of investments   (198,731)     100,268      140,733
                                                                 ---------     --------     --------
Net realized and unrealized gains (losses) on investments......   (102,611)     228,153      147,147
                                                                 ---------     --------     --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS  $ 206,097     $215,421     $150,785
                                                                 =========     ========     ========

                      See Notes to Financial Statements.

       MET/AIM SMALL CAP GROWTH             HARRIS OAKMARK INTERNATIONAL             JANUS AGGRESSIVE GROWTH
         INVESTMENT DIVISION                    INVESTMENT DIVISION                    INVESTMENT DIVISION
-------------------------------------  -------------------------------------- -------------------------------------
FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR
   ENDED        ENDED        ENDED        ENDED        ENDED        ENDED        ENDED        ENDED        ENDED
DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31,
    2005         2004         2003         2005         2004         2003         2005         2004         2003
------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
  $ 32,434     $    --      $     --     $127,202     $  1,007     $  8,848     $  7,588     $     --    $       --
    11,067       7,126         2,947       55,708       15,179        2,473       52,753       40,203        25,914
  --------     -------      --------     --------     --------     --------     --------     --------    ----------
    21,367      (7,126)       (2,947)      71,494      (14,172)       6,375      (45,165)     (40,203)      (25,914)
  --------     -------      --------     --------     --------     --------     --------     --------    ----------
    35,790       6,508        66,977      131,605       87,469       72,432       89,582       40,466      (314,628)
    47,188      68,634        51,242      724,928      413,695       49,401      756,884      408,503     1,135,120
  --------     -------      --------     --------     --------     --------     --------     --------    ----------
    82,978      75,142       118,219      856,533      501,164      121,833      846,466      448,969       820,492
  --------     -------      --------     --------     --------     --------     --------     --------    ----------
  $104,345     $68,016      $115,272     $928,027     $486,992     $128,208     $801,301     $408,766    $  794,578
  ========     =======      ========     ========     ========     ========     ========     ========    ==========

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                    STATEMENTS OF OPERATIONS -- (CONTINUED)

                                                                    LORD ABBETT GROWTH AND INCOME
                                                                         INVESTMENT DIVISION
                                                                -------------------------------------
                                                                FOR THE YEAR FOR THE YEAR FOR THE YEAR
                                                                   ENDED        ENDED        ENDED
                                                                DECEMBER 31, DECEMBER 31, DECEMBER 31,
                                                                    2005         2004         2003
                                                                ------------ ------------ ------------
INVESTMENT INCOME (LOSS) :
Income:
  Dividends....................................................   $ 1,239       $  206       $   --
Expenses:
  Mortality and expense charges................................       199          183           47
                                                                  -------       ------       ------
Net investment income (loss)...................................     1,040           23          (47)
                                                                  -------       ------       ------
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) from security transactions.........     5,959           37           20
Change in unrealized appreciation (depreciation) of investments    (6,587)       3,095        3,750
                                                                  -------       ------       ------
Net realized and unrealized gains (losses) on investments......      (628)       3,132        3,770
                                                                  -------       ------       ------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS   $   412       $3,155       $3,723
                                                                  =======       ======       ======

                      See Notes to Financial Statements.

NEUBERGER BERMAN REAL ESTATE  LORD ABBETT MID-CAP VALUE  THIRD AVENUE SMALL CAP VALUE OPPENHEIMER CAPITAL APPRECIATION
    INVESTMENT DIVISION          INVESTMENT DIVISION         INVESTMENT DIVISION            INVESTMENT DIVISION
---------------------------  --------------------------- --------------------------   --------------------------------
FOR THE YEAR  FOR THE PERIOD FOR THE YEAR FOR THE PERIOD FOR THE YEAR  FOR THE PERIOD           FOR THE YEAR
   ENDED      MAY 3, 2004 TO    ENDED     MAY 3, 2004 TO    ENDED      MAY 3, 2004 TO          MAY 1, 2005 TO
DECEMBER 31,   DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,   DECEMBER 31,            DECEMBER 31,
    2005           2004          2005          2004          2005           2004                    2005
------------  -------------- ------------ -------------- ------------  -------------- --------------------------------
  $  8,770       $ 73,660       $1,297         $ 6          $   77          $ 95                   $1,176
    40,104          3,379           87          --              51             1                      275
  --------       --------       ------         ---          ------          ----                   ------
   (31,334)        70,281        1,210           6              26            94                      901
  --------       --------       ------         ---          ------          ----                   ------
    77,734          5,929           22          --             111            21                      442
   660,111        124,804           85          10           1,856           (54)                   2,715
  --------       --------       ------         ---          ------          ----                   ------
   737,845        130,733          107          10           1,967           (33)                   3,157
  --------       --------       ------         ---          ------          ----                   ------
  $706,511       $201,014       $1,317         $16          $1,993          $ 61                   $4,058
  ========       ========       ======         ===          ======          ====                   ======

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                    STATEMENTS OF OPERATIONS -- (CONTINUED)

                                                                  AMERICAN CENTURY VISTA
                                                                    INVESTMENT DIVISION
                                                                ---------------------------
                                                                FOR THE YEAR FOR THE PERIOD
                                                                   ENDED     MAY 3, 2004 TO
                                                                DECEMBER 31,  DECEMBER 31,
                                                                    2005          2004
                                                                ------------ --------------
INVESTMENT INCOME (LOSS) :
Income:
  Dividends....................................................     $ --          $--
Expenses:
  Mortality and expense charges................................       47           --
                                                                    ----          ---
Net investment income (loss)...................................      (47)          --
                                                                    ----          ---
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) from security transactions.........        6           --
Change in unrealized appreciation (depreciation) of investments      961           --
                                                                    ----          ---
Net realized and unrealized gains (losses) on investments......      967           --
                                                                    ----          ---
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS     $920          $--
                                                                    ====          ===

                      See Notes to Financial Statements.

 DELAWARE SMALL CAP VALUE    DREYFUS EMERGING LEADERS   DREYFUS INTERNATIONAL VALUE
    INVESTMENT DIVISION         INVESTMENT DIVISION         INVESTMENT DIVISION
--------------------------- --------------------------- --------------------------
FOR THE YEAR FOR THE PERIOD FOR THE YEAR FOR THE PERIOD FOR THE YEAR FOR THE PERIOD
   ENDED     MAY 3, 2004 TO    ENDED     MAY 3, 2004 TO    ENDED     MAY 3, 2004 TO
DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
    2005          2004          2005          2004          2005          2004
------------ -------------- ------------ -------------- ------------ --------------
  $ 8,364         $--          $  562         $--         $ 3,710        $1,264
      539          --              47          --             850             4
  -------         ---          ------         ---         -------        ------
    7,825          --             515          --           2,860         1,260
  -------         ---          ------         ---         -------        ------
       45          --             251          --          (8,588)           47
    2,540          --             711          --          13,060          (934)
  -------         ---          ------         ---         -------        ------
    2,585          --             962          --           4,472          (887)
  -------         ---          ------         ---         -------        ------
  $10,410         $--          $1,477         $--         $ 7,332        $  373
  =======         ===          ======         ===         =======        ======

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                    STATEMENTS OF OPERATIONS -- (CONTINUED)

                                                                          DREYFUS
                                                                       APPRECIATION
                                                                    INVESTMENT DIVISION
                                                                ---------------------------
                                                                FOR THE YEAR FOR THE PERIOD
                                                                   ENDED     MAY 3, 2004 TO
                                                                DECEMBER 31,  DECEMBER 31,
                                                                    2005          2004
                                                                ------------ --------------
INVESTMENT INCOME (LOSS) :
Income:
  Dividends....................................................     $ --          $ 48
Expenses:
  Mortality and expense charges................................       59             3
                                                                    ----          ----
Net investment income (loss)...................................      (59)           45
                                                                    ----          ----
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) from security transactions.........      114            --
Change in unrealized appreciation (depreciation) of investments      538           217
                                                                    ----          ----
Net realized and unrealized gains (losses) on investments......      652           217
                                                                    ----          ----
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS     $593          $262
                                                                    ====          ====

                      See Notes to Financial Statements.

       GOLDMAN SACHS               GOLDMAN SACHS                    MFS
       MID CAP VALUE           CORE SMALL CAP EQUITY            HIGH INCOME
    INVESTMENT DIVISION         INVESTMENT DIVISION         INVESTMENT DIVISION
--------------------------  --------------------------- --------------------------
FOR THE YEAR FOR THE PERIOD FOR THE YEAR FOR THE PERIOD FOR THE YEAR FOR THE PERIOD
   ENDED     MAY 3, 2004 TO    ENDED     MAY 3, 2004 TO    ENDED     MAY 3, 2004 TO
DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
    2005          2004          2005          2004          2005          2004
------------ -------------- ------------ -------------- ------------ --------------
  $ 4,740        $1,224       $ 4,331         $--         $ 3,911        $   --
      222             6            20          --             279            87
  -------        ------       -------         ---         -------        ------
    4,518         1,218         4,311          --           3,632           (87)
  -------        ------       -------         ---         -------        ------
   (3,479)            1             1          --             128            69
      223          (464)       (5,644)         --          (2,862)        3,152
  -------        ------       -------         ---         -------        ------
   (3,256)         (463)       (5,643)         --          (2,734)        3,221
  -------        ------       -------         ---         -------        ------
  $ 1,262        $  755       $(1,332)        $--         $   898        $3,134
  =======        ======       =======         ===         =======        ======

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                    STATEMENTS OF OPERATIONS -- (CONTINUED)

                                                                   VAN KAMPEN GOVERNMENT
                                                                    INVESTMENT DIVISION
                                                                ---------------------------
                                                                FOR THE YEAR FOR THE PERIOD
                                                                   ENDED     MAY 3, 2004 TO
                                                                DECEMBER 31,  DECEMBER 31,
                                                                    2005          2004
                                                                ------------ --------------
INVESTMENT INCOME (LOSS) :
Income:
  Dividends....................................................     $ --          $--
Expenses:
  Mortality and expense charges................................       12           --
                                                                    ----          ---
Net investment income (loss)...................................      (12)          --
                                                                    ----          ---
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) from security transactions.........       (1)          --
Change in unrealized appreciation (depreciation) of investments      124           --
                                                                    ----          ---
Net realized and unrealized gains (losses) on investments......      123           --
                                                                    ----          ---
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS     $111          $--
                                                                    ====          ===

                      See Notes to Financial Statements.

WELLS FARGO ADVANTAGE TOTAL RETURN WELLS FARGO ADVANTAGE LARGE        WELLS FARGO ADVANTAGE EQUITY INCOME
 BOND INVESTMENT DIVISION          COMPANY GROWTH INVESTMENT DIVISION     INVESTMENT DIVISION
---------------------------------- ---------------------------------  ----------------------------------
FOR THE YEAR     FOR THE PERIOD    FOR THE YEAR     FOR THE PERIOD    FOR THE YEAR     FOR THE PERIOD
   ENDED         MAY 3, 2004 TO       ENDED         MAY 3, 2004 TO       ENDED         MAY 3, 2004 TO
DECEMBER 31,      DECEMBER 31,     DECEMBER 31,      DECEMBER 31,     DECEMBER 31,      DECEMBER 31,
    2005              2004             2005              2004             2005              2004
------------     --------------    ------------     --------------    ------------     --------------
    $263              $--              $ 15              $--              $113              $--
      33               --                31                1                31                1
    ----              ---              ----              ---              ----              ---
     230               --               (16)              (1)               82               (1)
    ----              ---              ----              ---              ----              ---
     238               --                (5)               6                25               10
      16               --               797               16               301                3
    ----              ---              ----              ---              ----              ---
     254               --               792               22               326               13
    ----              ---              ----              ---              ----              ---
    $484              $--              $776              $21              $408              $12
    ====              ===              ====              ===              ====              ===

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                      STATEMENTS OF CHANGES IN NET ASSETS



                                                BLACKROCK INVESTMENT TRUST                   BLACKROCK DIVERSIFIED
                                                    INVESTMENT DIVISION                       INVESTMENT DIVISION
                                         ----------------------------------------  ----------------------------------------
                                         FOR THE YEAR  FOR THE YEAR  FOR THE YEAR  FOR THE YEAR  FOR THE YEAR  FOR THE YEAR
                                            ENDED         ENDED         ENDED         ENDED         ENDED         ENDED
                                         DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                                             2005          2004          2003          2005          2004          2003
                                         ------------  ------------  ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN NET
 ASSETS
From operations:
  Net investment income (loss).......... $    905,711  $   (545,868) $    (68,204) $  2,270,420  $  2,567,571  $  7,511,522
  Net realized gains (losses) from
   security transactions................      834,521      (689,999)   (6,958,914)      655,141      (558,940)   (2,593,687)
  Change in unrealized appreciation
   (depreciation) of investments........    8,704,485    37,215,298    88,855,777     3,822,631    19,749,208    42,182,763
                                         ------------  ------------  ------------  ------------  ------------  ------------
  Net increase (decrease) in net assets
   resulting from operations............   10,444,717    35,979,431    81,828,659     6,748,192    21,757,839    47,100,598
                                         ------------  ------------  ------------  ------------  ------------  ------------
From capital transactions:
  Net premiums..........................   57,155,216    62,785,148    67,707,999    48,752,996    50,420,345    52,190,961
  Redemptions...........................  (19,141,006)  (18,448,900)  (15,137,546)  (14,471,745)  (13,235,955)  (14,264,879)
  Net investment division transfers.....  (10,123,918)  (11,723,921)   (7,863,696)   (4,525,462)   (1,916,785)   (2,178,352)
  Other net transfers...................  (36,594,242)  (35,862,546)  (36,428,084)  (31,930,287)  (30,882,102)  (31,835,294)
                                         ------------  ------------  ------------  ------------  ------------  ------------
  Net increase (decrease) in net assets
   resulting from capital transactions..   (8,703,950)   (3,250,219)    8,278,673    (2,174,498)    4,385,503     3,912,436
                                         ------------  ------------  ------------  ------------  ------------  ------------
NET CHANGE IN NET ASSETS................    1,740,767    32,729,212    90,107,332     4,573,694    26,143,342    51,013,034
NET ASSETS - BEGINNING OF
 PERIOD.................................  399,816,513   367,087,301   276,979,969   315,176,729   289,033,387   238,020,353
                                         ------------  ------------  ------------  ------------  ------------  ------------
NET ASSETS - END OF PERIOD.............. $401,557,280  $399,816,513  $367,087,301  $319,750,423  $315,176,729  $289,033,387
                                         ============  ============  ============  ============  ============  ============

                      See Notes to Financial Statements.

       BLACKROCK AGGRESSIVE GROWTH                     METLIFE STOCK INDEX                    FI INTERNATIONAL STOCK
           INVESTMENT DIVISION                         INVESTMENT DIVISION                     INVESTMENT DIVISION
----------------------------------------    ----------------------------------------  -------------------------------------
FOR THE YEAR    FOR THE YEAR  FOR THE YEAR  FOR THE YEAR  FOR THE YEAR  FOR THE YEAR  FOR THE YEAR FOR THE YEAR FOR THE YEAR
   ENDED           ENDED         ENDED         ENDED         ENDED         ENDED         ENDED        ENDED        ENDED
DECEMBER 31,    DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31, DECEMBER 31, DECEMBER 31,
    2005            2004          2003          2005          2004          2003          2005         2004         2003
------------    ------------  ------------  ------------  ------------  ------------  ------------ ------------ ------------
$ (1,824,382)   $ (1,651,256) $ (1,367,678) $  4,330,436  $    174,194  $  3,387,558  $  (109,934) $   235,897  $   (54,694)
  (2,231,885)     (3,443,419)   (8,202,841)    3,573,660    (2,432,174)  (10,060,006)     237,027     (367,092)  (1,630,864)
  23,892,825      27,472,766    62,199,697    14,173,789    49,514,290   101,361,307    8,151,109    7,284,341   10,924,390
------------    ------------  ------------  ------------  ------------  ------------  -----------  -----------  -----------
  19,836,558      22,378,091    52,629,178    22,077,885    47,256,310    94,688,859    8,278,202    7,153,146    9,238,832
------------    ------------  ------------  ------------  ------------  ------------  -----------  -----------  -----------
  29,002,147      31,507,761    34,182,901   113,017,163   111,296,549   108,236,751    7,207,636    7,277,661    7,903,805
 (10,279,695)    (10,380,355)   (7,318,523)  (21,367,099)  (21,662,848)  (14,265,812)  (2,380,519)  (2,707,112)  (1,780,012)
  (6,037,385)     (5,174,527)   (5,104,646)   (5,222,960)    2,484,658   (11,228,029)    (102,719)  (3,803,574)    (552,252)
 (18,051,017)    (17,849,981)  (17,936,155)  (51,111,426)  (48,313,238)  (46,545,385)  (4,221,810)  (3,829,486)  (3,792,182)
------------    ------------  ------------  ------------  ------------  ------------  -----------  -----------  -----------
  (5,365,950)     (1,897,102)    3,823,577    35,315,678    43,805,121    36,197,525      502,588   (3,062,511)   1,779,359
------------    ------------  ------------  ------------  ------------  ------------  -----------  -----------  -----------
  14,470,608      20,480,989    56,452,755    57,393,563    91,061,431   130,886,384    8,780,790    4,090,635   11,018,191
 207,749,362     187,268,373   130,815,618   548,175,778   457,114,347   326,227,963   48,074,924   43,984,289   32,966,098
------------    ------------  ------------  ------------  ------------  ------------  -----------  -----------  -----------
$222,219,970    $207,749,362  $187,268,373  $605,569,341  $548,175,778  $457,114,347  $56,855,714  $48,074,924  $43,984,289
============    ============  ============  ============  ============  ============  ===========  ===========  ===========

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

              STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)

                                                     FI MID CAP OPPORTUNITIES              T. ROWE PRICE SMALL CAP GROWTH
                                                        INVESTMENT DIVISION                     INVESTMENT DIVISION
                                             ----------------------------------------  -------------------------------------
                                             FOR THE YEAR  FOR THE YEAR  FOR THE YEAR  FOR THE YEAR FOR THE YEAR FOR THE YEAR
                                                ENDED         ENDED         ENDED         ENDED        ENDED        ENDED
                                             DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31, DECEMBER 31, DECEMBER 31,
                                                 2005          2004          2003          2005         2004         2003
                                             ------------  ------------  ------------  ------------ ------------ ------------
INCREASE (DECREASE) IN NET
 ASSETS
From operations:
  Net investment income (loss).............. $ (2,011,441) $   (631,368) $ (1,297,757) $  (595,465) $  (530,571) $  (408,933)
  Net realized gains (losses) from security
   transactions.............................   (1,015,121)     (717,628)   (1,145,184)      37,997      (69,548)    (326,259)
  Change in unrealized appreciation
   (depreciation) of investments............   17,191,699    33,098,684    46,019,342    7,936,747    7,181,746   18,001,752
                                             ------------  ------------  ------------  -----------  -----------  -----------
  Net increase (decrease) in net assets
   resulting from operations................   14,165,137    31,749,688    43,576,401    7,379,279    6,581,627   17,266,560
                                             ------------  ------------  ------------  -----------  -----------  -----------
From capital transactions:
  Net premiums..............................   43,356,457    48,069,931    53,673,455   11,374,021   12,623,285   12,642,407
  Redemptions...............................   (9,351,459)   (8,654,425)   (5,340,392)  (2,561,686)  (3,606,677)  (1,578,439)
  Net investment division transfers.........   (7,897,866)   (5,135,559)   (5,185,372)  (1,830,915)  (1,032,512)    (166,606)
  Other net transfers.......................  (21,852,505)  (20,781,515)  (21,665,579)  (5,762,687)  (5,720,496)  (5,656,171)
                                             ------------  ------------  ------------  -----------  -----------  -----------
  Net increase (decrease) in net assets
   resulting from capital transactions......    4,254,627    13,498,432    21,482,112    1,218,733    2,263,600    5,241,191
                                             ------------  ------------  ------------  -----------  -----------  -----------
NET CHANGE IN NET ASSETS....................   18,419,764    45,248,120    65,058,513    8,598,012    8,845,227   22,507,751
NET ASSETS - BEGINNING OF
 PERIOD.....................................  229,326,208   184,078,088   119,019,575   72,034,034   63,188,807   40,681,056
                                             ------------  ------------  ------------  -----------  -----------  -----------
NET ASSETS - END OF PERIOD.................. $247,745,972  $229,326,208  $184,078,088  $80,632,046  $72,034,034  $63,188,807
                                             ============  ============  ============  ===========  ===========  ===========

                      See Notes to Financial Statements.

      OPPENHEIMER GLOBAL EQUITY            HARRIS OAKMARK LARGE CAP VALUE         NEUBERGER BERMAN MID CAP VALUE
         INVESTMENT DIVISION                    INVESTMENT DIVISION                    INVESTMENT DIVISION
-------------------------------------  -------------------------------------  -------------------------------------
FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR
   ENDED        ENDED        ENDED        ENDED        ENDED        ENDED        ENDED        ENDED        ENDED
DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31,
    2005         2004         2003         2005         2004         2003         2005         2004         2003
------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
$   (89,544) $   232,594  $   311,502  $   (61,565) $  (149,989) $  (252,368) $ 4,209,916  $   748,413  $  (118,988)

    270,279     (301,695)  (1,005,776)     398,007      613,781       38,696      557,751      490,187       28,084

  5,277,659    4,666,310    7,242,152   (1,475,339)   4,130,792    6,986,213    1,374,494    6,555,902    7,656,793
-----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------

  5,458,394    4,597,209    6,547,878   (1,138,897)   4,594,584    6,772,541    6,142,161    7,794,502    7,565,889
-----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------
  5,253,047    5,683,708    6,014,790   12,688,012   13,168,295   11,430,624   11,535,409    9,617,754    8,682,614
 (1,357,666)  (1,588,385)  (1,735,572)  (1,712,292)  (2,460,777)    (991,704)  (1,926,942)  (2,004,438)    (629,059)
    942,030     (734,504)    (125,590)  (1,524,510)   3,020,747    1,835,698    5,790,659    4,985,822      650,401
 (2,873,486)  (2,471,269)  (2,481,721)  (5,000,031)  (4,693,326)  (4,616,084)  (5,604,153)  (4,123,930)  (3,610,116)
-----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------

  1,963,925      889,550    1,671,907    4,451,179    9,034,939    7,658,534    9,794,973    8,475,208    5,093,840
-----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------
  7,422,319    5,486,759    8,219,785    3,312,282   13,629,523   14,431,075   15,937,134   16,269,710   12,659,729

 34,182,477   28,695,718   20,475,933   51,133,152   37,503,629   23,072,554   47,215,261   30,945,551   18,285,822
-----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------
$41,604,796  $34,182,477  $28,695,718  $54,445,434  $51,133,152  $37,503,629  $63,152,395  $47,215,261  $30,945,551
===========  ===========  ===========  ===========  ===========  ===========  ===========  ===========  ===========

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

              STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)

                                                 T. ROWE PRICE LARGE CAP GROWTH      LEHMAN BROTHERS AGGREGATE BOND INDEX
                                                      INVESTMENT DIVISION                    INVESTMENT DIVISION
                                             -------------------------------------  -------------------------------------
                                             FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR
                                                ENDED        ENDED        ENDED        ENDED        ENDED        ENDED
                                             DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31,
                                                 2005         2004         2003         2005         2004         2003
                                             ------------ ------------ ------------ ------------ ------------ ------------
INCREASE (DECREASE) IN NET
 ASSETS
From operations:
  Net investment income (loss).............. $  (105,519) $  (216,962) $  (180,062) $ 2,261,399  $ 1,424,166  $ 2,506,200
  Net realized gains (losses) from security
   transactions.............................     161,433      994,314     (489,389)     113,726      451,466    1,152,171
  Change in unrealized appreciation
   (depreciation) of investments............   2,205,530    2,677,244    7,871,800   (1,403,001)     266,268   (2,185,014)
                                             -----------  -----------  -----------  -----------  -----------  -----------
  Net increase (decrease) in net assets
   resulting from operations................   2,261,444    3,454,596    7,202,349      972,124    2,141,900    1,473,357
                                             -----------  -----------  -----------  -----------  -----------  -----------
From capital transactions:
  Net premiums..............................   7,599,043    8,138,358    8,620,553   16,818,608   15,979,551   13,565,785
  Redemptions...............................  (1,367,041)  (6,471,579)    (982,056)  (2,385,144)  (4,291,570)  (1,812,183)
  Net investment division transfers.........    (276,979)   1,130,128      (78,277)   4,909,390    5,023,325   (6,698,353)
  Other net transfers.......................  (3,405,337)  (3,183,456)  (3,337,120)  (7,477,373)  (6,137,705)  (5,580,587)
                                             -----------  -----------  -----------  -----------  -----------  -----------
  Net increase (decrease) in net assets
   resulting from capital transactions......   2,549,686     (386,549)   4,223,100   11,865,481   10,573,601     (525,338)
                                             -----------  -----------  -----------  -----------  -----------  -----------
NET CHANGE IN NET ASSETS....................   4,811,130    3,068,047   11,425,449   12,837,605   12,715,501      948,019
NET ASSETS - BEGINNING OF
 PERIOD.....................................  36,588,381   33,520,334   22,094,885   67,709,808   54,994,307   54,046,288
                                             -----------  -----------  -----------  -----------  -----------  -----------
NET ASSETS - END OF PERIOD.................. $41,399,511  $36,588,381  $33,520,334  $80,547,413  $67,709,808  $54,994,307
                                             ===========  ===========  ===========  ===========  ===========  ===========

                      See Notes to Financial Statements.

      MORGAN STANLEY EAFE INDEX                  RUSSELL 2000 INDEX                      MET/PUTNAM VOYAGER
         INVESTMENT DIVISION                    INVESTMENT DIVISION                      INVESTMENT DIVISION
-------------------------------------  -------------------------------------  ----------------------------------------
FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE PERIOD  FOR THE YEAR FOR THE YEAR
   ENDED        ENDED        ENDED        ENDED        ENDED        ENDED     JANUARY 1, 2005    ENDED        ENDED
DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31,  TO APRIL 30,   DECEMBER 31, DECEMBER 31,
    2005         2004         2003         2005         2004         2003          2005           2004         2003
------------ ------------ ------------ ------------ ------------ ------------ --------------- ------------ ------------
$   285,699  $   (28,456) $   121,982  $ 1,411,516  $  (114,631) $   (29,213)  $     21,839   $   (68,947) $   (58,697)

    590,734    1,189,725     (497,564)     811,342      973,061     (125,595)       (11,582)      (75,290)    (624,452)

  3,753,078    3,997,066    6,516,826     (613,275)   4,412,786    7,938,110       (845,475)      560,180    2,271,140
-----------  -----------  -----------  -----------  -----------  -----------   ------------   -----------  -----------

  4,629,511    5,158,335    6,141,244    1,609,583    5,271,216    7,783,302       (835,218)      415,943    1,587,991
-----------  -----------  -----------  -----------  -----------  -----------   ------------   -----------  -----------
  8,982,849    8,790,918    7,425,875    8,761,720    8,664,945    7,659,016        905,935     2,907,203    3,213,111
 (1,234,980)  (1,870,632)    (362,211)  (1,250,883)  (1,577,160)    (486,878)       (71,083)     (242,420)     (93,468)
  1,409,687     (311,398)     438,708      216,481      458,588      991,151    (10,092,131)     (199,548)    (151,453)
 (3,881,087)  (3,505,821)  (2,849,511)  (3,785,816)  (3,458,107)  (3,048,846)      (359,433)   (1,080,005)  (1,158,137)
-----------  -----------  -----------  -----------  -----------  -----------   ------------   -----------  -----------

  5,276,469    3,103,067    4,652,861    3,941,502    4,088,266    5,114,443     (9,616,712)    1,385,230    1,810,053
-----------  -----------  -----------  -----------  -----------  -----------   ------------   -----------  -----------
  9,905,980    8,261,402   10,794,105    5,551,085    9,359,482   12,897,745    (10,451,930)    1,801,173    3,398,044

 32,551,579   24,290,177   13,496,072   37,085,761   27,726,279   14,828,534     10,451,930     8,650,757    5,252,713
-----------  -----------  -----------  -----------  -----------  -----------   ------------   -----------  -----------
$42,457,559  $32,551,579  $24,290,177  $42,636,846  $37,085,761  $27,726,279   $         --   $10,451,930  $ 8,650,757
===========  ===========  ===========  ===========  ===========  ===========   ============   ===========  ===========

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

              STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)

                                                                     JENNISON GROWTH         BLACKROCK STRATEGIC VALUE
                                                                   INVESTMENT DIVISION          INVESTMENT DIVISION
                                                                   ------------------- -------------------------------------
                                                                     FOR THE PERIOD    FOR THE YEAR FOR THE YEAR FOR THE YEAR
                                                                       MAY 1, 2005        ENDED        ENDED        ENDED
                                                                      DECEMBER 31,     DECEMBER 31, DECEMBER 31, DECEMBER 31,
                                                                          2005             2005         2004         2003
                                                                   ------------------- ------------ ------------ ------------
INCREASE (DECREASE) IN NET ASSETS
From operations:
  Net investment income (loss)....................................     $   (67,101)    $ 4,775,161  $  (563,943) $  (336,756)
  Net realized gains (losses) from security transactions..........          36,398         647,742      827,418      196,537
  Change in unrealized appreciation (depreciation) of investments.       2,206,440      (2,502,234)   9,427,091   17,391,943
                                                                       -----------     -----------  -----------  -----------
  Net increase (decrease) in net assets resulting from operations.       2,175,737       2,920,669    9,690,566   17,251,724
                                                                       -----------     -----------  -----------  -----------
From capital transactions:
  Net premiums....................................................       1,741,473      18,598,115   19,308,810   16,618,731
  Redemptions.....................................................        (211,945)     (3,019,612)  (2,545,879)    (920,139)
  Net investment division transfers...............................      10,052,349        (376,162)   4,975,092    1,566,557
  Other net transfers.............................................        (673,369)     (8,341,738)  (7,626,612)  (7,037,769)
                                                                       -----------     -----------  -----------  -----------
  Net increase (decrease) in net assets resulting from capital
   transactions...................................................      10,908,508       6,860,603   14,111,411   10,227,380
                                                                       -----------     -----------  -----------  -----------
NET CHANGE IN NET ASSETS..........................................      13,084,245       9,781,272   23,801,977   27,479,104
NET ASSETS - BEGINNING OF PERIOD..................................              --      80,341,639   56,539,662   29,060,558
                                                                       -----------     -----------  -----------  -----------
NET ASSETS - END OF PERIOD........................................     $13,084,245     $90,122,911  $80,341,639  $56,539,662
                                                                       ===========     ===========  ===========  ===========

                      See Notes to Financial Statements.

     METLIFE MID CAP STOCK INDEX        FRANKLIN TEMPLETON SMALL CAP GROWTH         BLACKROCK LARGE CAP VALUE
         INVESTMENT DIVISION                    INVESTMENT DIVISION                    INVESTMENT DIVISION
-------------------------------------  -------------------------------------  -------------------------------------
FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR
   ENDED        ENDED        ENDED        ENDED        ENDED        ENDED        ENDED        ENDED        ENDED
DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31,
    2005         2004         2003         2005         2004         2003         2005         2004         2003
------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
$ 1,973,873  $   (21,174) $   (64,163)  $  115,162   $  (31,464)  $  (16,641)  $   42,176   $  (18,736)  $    4,590
    682,809      992,035       12,063      129,715       40,690      (19,016)      81,656      105,597       41,938
  1,900,535    3,817,899    6,538,587      (56,267)     404,946      796,643      110,740      229,787      156,144
-----------  -----------  -----------   ----------   ----------   ----------   ----------   ----------   ----------
  4,557,217    4,788,760    6,486,487      188,610      414,172      760,986      234,572      316,648      202,672
-----------  -----------  -----------   ----------   ----------   ----------   ----------   ----------   ----------
  9,146,889    9,137,346    8,658,518    1,166,638    1,182,207      844,482    1,318,222      918,978      405,361
 (1,237,944)  (1,570,548)    (315,294)    (161,479)     (73,602)     (27,310)    (128,839)     (35,177)      (5,862)
  1,259,495      306,699      960,729     (104,904)     410,526      610,392      925,771    1,361,717      469,287
 (4,087,764)  (3,701,760)  (3,433,510)    (508,246)    (444,118)    (416,036)    (533,475)    (351,401)    (149,915)
-----------  -----------  -----------   ----------   ----------   ----------   ----------   ----------   ----------
  5,080,676    4,171,737    5,870,443      392,009    1,075,013    1,011,528    1,581,679    1,894,117      718,871
-----------  -----------  -----------   ----------   ----------   ----------   ----------   ----------   ----------
  9,637,893    8,960,497   12,356,930      580,619    1,489,185    1,772,514    1,816,251    2,210,765      921,543
 36,885,384   27,924,887   15,567,957    4,527,432    3,038,247    1,265,733    3,320,893    1,110,128      188,585
-----------  -----------  -----------   ----------   ----------   ----------   ----------   ----------   ----------
$46,523,277  $36,885,384  $27,924,887   $5,108,051   $4,527,432   $3,038,247   $5,137,144   $3,320,893   $1,110,128
===========  ===========  ===========   ==========   ==========   ==========   ==========   ==========   ==========

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

              STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)

                                                      DAVIS VENTURE VALUE                  LOOMIS SAYLES SMALL CAP
                                                      INVESTMENT DIVISION                    INVESTMENT DIVISION
                                             -------------------------------------  -------------------------------------
                                             FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR
                                                ENDED        ENDED        ENDED        ENDED        ENDED        ENDED
                                             DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31,
                                                 2005         2004         2003         2005         2004         2003
                                             ------------ ------------ ------------ ------------ ------------ ------------
INCREASE (DECREASE) IN NET
 ASSETS
From operations:
  Net investment income (loss).............. $   (46,637) $   (59,671) $   (75,683)  $   22,427   $  (44,015)  $  (28,298)
  Net realized gains (losses) from security
   transactions.............................     226,016      508,082     (213,900)      74,135      142,373      (88,636)
  Change in unrealized appreciation
   (depreciation) of investments............   3,304,528    2,678,225    5,610,390      365,753      718,393    1,169,772
                                             -----------  -----------  -----------   ----------   ----------   ----------
  Net increase (decrease) in net assets
   resulting from operations................   3,483,907    3,126,636    5,320,807      462,315      816,751    1,052,838
                                             -----------  -----------  -----------   ----------   ----------   ----------
From capital transactions:
  Net premiums..............................  10,136,134    7,205,230    6,492,659    1,717,028    1,479,121    1,387,309
  Redemptions...............................  (1,290,077)  (2,608,194)    (286,620)    (250,927)    (139,707)     (49,105)
  Net investment division transfers.........   4,047,247    2,046,419    2,147,532      500,932      391,267      159,941
  Other net transfers.......................  (3,758,434)  (2,825,249)  (2,675,075)    (721,406)    (563,896)    (536,437)
                                             -----------  -----------  -----------   ----------   ----------   ----------
  Net increase (decrease) in net assets
   resulting from capital transactions......   9,134,870    3,818,206    5,678,496    1,245,627    1,166,785      961,708
                                             -----------  -----------  -----------   ----------   ----------   ----------
NET CHANGE IN NET ASSETS....................  12,618,777    6,944,842   10,999,303    1,707,942    1,983,536    2,014,546
NET ASSETS - BEGINNING OF
 PERIOD.....................................  31,374,337   24,429,495   13,430,192    6,406,475    4,422,939    2,408,393
                                             -----------  -----------  -----------   ----------   ----------   ----------
NET ASSETS - END OF PERIOD.................. $43,993,114  $31,374,337  $24,429,495   $8,114,417   $6,406,475   $4,422,939
                                             ===========  ===========  ===========   ==========   ==========   ==========

                      See Notes to Financial Statements.

  BLACKROCK LEGACY LARGE CAP GROWTH             MFS INVESTORS TRUST                    BLACKROCK BOND INCOME
         INVESTMENT DIVISION                    INVESTMENT DIVISION                     INVESTMENT DIVISION
-------------------------------------  -------------------------------------  --------------------------------------
FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR  FOR THE YEAR
   ENDED        ENDED        ENDED        ENDED        ENDED        ENDED        ENDED        ENDED         ENDED
DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31,  DECEMBER 31,
    2005         2004         2003         2005         2004         2003         2005         2004          2003
------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------  ------------
$   (11,264)  $  (30,183)  $  (23,728)  $  (20,254)  $  (14,069)  $   (7,711) $ 3,938,174  $  4,687,144  $ 2,183,489

     84,949      117,304      (63,998)      75,511       10,690       13,432       98,977     1,244,325      880,712

    498,307      394,196    1,339,908      189,614      322,040      221,187   (2,577,646)   (2,928,093)   1,572,001
-----------   ----------   ----------   ----------   ----------   ----------  -----------  ------------  -----------

    571,992      481,317    1,252,182      244,871      318,661      226,908    1,459,505     3,003,376    4,636,202
-----------   ----------   ----------   ----------   ----------   ----------  -----------  ------------  -----------
  3,105,072    1,206,954    1,035,783    1,132,702      898,597      701,861   17,949,210    16,181,503   16,159,717
    (66,501)      (7,273)          --     (129,349)     (45,911)     (14,052)  (4,284,048)  (10,462,036)  (4,549,369)
    801,381      276,437          359          239      975,437      164,766   (1,273,740)   (8,366,427)  (3,340,166)
   (760,422)    (433,343)    (337,622)    (418,718)    (303,839)    (229,330)  (8,331,881)   (7,901,923)  (9,344,726)
-----------   ----------   ----------   ----------   ----------   ----------  -----------  ------------  -----------

  3,079,530    1,042,775      698,520      584,874    1,524,284      623,245    4,059,541   (10,548,883)  (1,074,544)
-----------   ----------   ----------   ----------   ----------   ----------  -----------  ------------  -----------
  3,651,522    1,524,092    1,950,702      829,745    1,842,945      850,153    5,519,046    (7,545,507)   3,561,658

  6,457,524    4,933,432    2,982,730    3,386,991    1,544,046      693,893   89,174,083    96,719,590   93,157,932
-----------   ----------   ----------   ----------   ----------   ----------  -----------  ------------  -----------
$10,109,046   $6,457,524   $4,933,432   $4,216,736   $3,386,991   $1,544,046  $94,693,129  $ 89,174,083  $96,719,590
===========   ==========   ==========   ==========   ==========   ==========  ===========  ============  ===========

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

              STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)



                                                                                            HARRIS OAKMARK
                                                    FI VALUE LEADERS                        FOCUSED VALUE
                                                  INVESTMENT DIVISION                    INVESTMENT DIVISION
                                         -------------------------------------  -------------------------------------
                                         FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR
                                            ENDED        ENDED        ENDED        ENDED        ENDED        ENDED
                                         DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31,
                                             2005         2004         2003         2005         2004         2003
                                         ------------ ------------ ------------ ------------ ------------ ------------
INCREASE (DECREASE) IN NET
 ASSETS
From operations:
  Net investment income (loss)..........  $    3,733   $    2,427    $   (808)  $    80,346  $    56,730  $  (127,312)
  Net realized gains (losses) from
   security transactions................      80,493       13,334      24,426       647,285      205,940       31,214
  Change in unrealized appreciation
   (depreciation) of investments........     177,601      106,438      58,141     3,071,366    2,796,718    5,537,632
                                          ----------   ----------    --------   -----------  -----------  -----------
  Net increase (decrease) in net assets
   resulting from operations............     261,827      122,199      81,759     3,798,997    3,059,388    5,441,534
                                          ----------   ----------    --------   -----------  -----------  -----------
From capital transactions:
  Net premiums..........................     766,467      394,566     167,405    10,775,287    9,971,788    8,198,287
  Redemptions...........................     (74,147)      (3,529)    (10,046)   (1,470,016)    (683,199)    (450,269)
  Net investment division transfers.....   1,396,629      293,780     229,644     2,872,307    3,578,452    3,144,705
  Other net transfers...................    (278,459)    (121,742)    (56,377)   (4,569,547)  (3,947,334)  (3,347,152)
                                          ----------   ----------    --------   -----------  -----------  -----------
  Net increase (decrease) in net assets
   resulting from capital transactions..   1,810,490      563,075     330,626     7,608,031    8,919,707    7,545,571
                                          ----------   ----------    --------   -----------  -----------  -----------
NET CHANGE IN NET ASSETS................   2,072,317      685,274     412,385    11,407,028   11,979,095   12,987,105
NET ASSETS - BEGINNING OF
 PERIOD.................................   1,190,557      505,283      92,898    37,844,733   25,865,638   12,878,533
                                          ----------   ----------    --------   -----------  -----------  -----------
NET ASSETS - END OF PERIOD..............  $3,262,874   $1,190,557    $505,283   $49,251,761  $37,844,733  $25,865,638
                                          ==========   ==========    ========   ===========  ===========  ===========

                      See Notes to Financial Statements.

           SALOMON BROTHERS                         SALOMON BROTHERS                          BLACKROCK
     STRATEGIC BOND OPPORTUNITIES                   U.S. GOVERNMENT                          MONEY MARKET
         INVESTMENT DIVISION                      INVESTMENT DIVISION                    INVESTMENT DIVISION
-------------------------------------    -------------------------------------  -------------------------------------
FOR THE YEAR   FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR
   ENDED          ENDED        ENDED        ENDED        ENDED        ENDED        ENDED        ENDED        ENDED
DECEMBER 31,   DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31,
    2005           2004         2003         2005         2004         2003         2005         2004         2003
------------   ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
$   430,943    $   129,633   $   33,102  $   249,887  $   121,068  $    42,617  $   628,330  $   112,176  $    47,144
     55,156         74,022       97,650       (2,681)       1,624       48,098           --           --           (1)
   (261,648)       217,644      233,146     (152,454)      55,424      (40,677)          --           --            1
-----------    -----------   ----------  -----------  -----------  -----------  -----------  -----------  -----------
    224,451        421,299      363,898       94,752      178,116       50,038      628,330      112,176       47,144
-----------    -----------   ----------  -----------  -----------  -----------  -----------  -----------  -----------
  3,710,450      2,921,606    1,996,763    3,487,915    3,283,565    3,454,837    3,943,073    6,959,659    4,560,820
   (449,262)      (184,201)    (108,331)    (369,706)    (178,344)    (137,457)    (738,933)  (6,466,006)  (1,186,158)
  1,981,025      1,525,465    1,486,748      764,728      190,342      916,767   (3,511,345)   2,796,932   (4,975,125)
 (1,500,505)    (1,104,691)    (749,672)  (1,441,518)  (1,300,443)  (1,344,693)  (1,455,275)  (1,587,065)  (1,910,867)
-----------    -----------   ----------  -----------  -----------  -----------  -----------  -----------  -----------
  3,741,708      3,158,179    2,625,508    2,441,419    1,995,120    2,889,454   (1,762,480)   1,703,520   (3,511,330)
-----------    -----------   ----------  -----------  -----------  -----------  -----------  -----------  -----------
  3,966,159      3,579,478    2,989,406    2,536,171    2,173,236    2,939,492   (1,134,150)   1,815,696   (3,464,186)
  8,742,547      5,163,069    2,173,663    9,478,138    7,304,902    4,365,410   29,162,123   27,346,427   30,810,613
-----------    -----------   ----------  -----------  -----------  -----------  -----------  -----------  -----------
$12,708,706    $ 8,742,547   $5,163,069  $12,014,309  $ 9,478,138  $ 7,304,902  $28,027,973  $29,162,123  $27,346,427
===========    ===========   ==========  ===========  ===========  ===========  ===========  ===========  ===========

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

              STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)

                                                                    MFS                     METLIFE
                                                               TOTAL RETURN         CONSERVATIVE ALLOCATION
                                                            INVESTMENT DIVISION       INVESTMENT DIVISION
                                                        --------------------------  -----------------------
                                                        FOR THE YEAR FOR THE PERIOD     FOR THE PERIOD
                                                           ENDED     MAY 3, 2004 TO     MAY 1, 2005 TO
                                                        DECEMBER 31,  DECEMBER 31,       DECEMBER 31,
                                                            2005          2004               2005
                                                        ------------ -------------- -----------------------
INCREASE (DECREASE) IN NET ASSETS
From operations:
  Net investment income (loss).........................  $   25,741     $ (1,443)          $    123
  Net realized gains (losses) from security
   transactions........................................      18,142          429                271
  Change in unrealized appreciation (depreciation) of
   investments.........................................      (3,131)      39,191                554
                                                         ----------     --------           --------
  Net increase (decrease) in net assets resulting from
   operations..........................................      40,752       38,177                948
                                                         ----------     --------           --------
From capital transactions:
  Net premiums.........................................     657,976      133,508             11,888
  Redemptions..........................................     (12,602)        (793)            (5,583)
  Net investment division transfers....................     970,499      628,279            113,429
  Other net transfers..................................    (266,342)     (32,244)            (2,457)
                                                         ----------     --------           --------
  Net increase (decrease) in net assets resulting from
   capital transactions................................   1,349,531      728,750            117,277
                                                         ----------     --------           --------
NET CHANGE IN NET ASSETS...............................   1,390,283      766,927            118,225
NET ASSETS - BEGINNING OF PERIOD.......................     766,927           --                 --
                                                         ----------     --------           --------
NET ASSETS - END OF PERIOD.............................  $2,157,210     $766,927           $118,225
                                                         ==========     ========           ========

                                                         METLIFE CONSERVATIVE
                                                        TO MODERATE ALLOCATION
                                                         INVESTMENT DIVISION
                                                        ----------------------
                                                            FOR THE PERIOD
                                                            MAY 1, 2005 TO
                                                             DECEMBER 31,
                                                                 2005
                                                        ----------------------
INCREASE (DECREASE) IN NET ASSETS
From operations:
  Net investment income (loss).........................        $    348
  Net realized gains (losses) from security
   transactions........................................           1,644
  Change in unrealized appreciation (depreciation) of
   investments.........................................           9,258
                                                               --------
  Net increase (decrease) in net assets resulting from
   operations..........................................          11,250
                                                               --------
From capital transactions:
  Net premiums.........................................          49,524
  Redemptions..........................................          (7,199)
  Net investment division transfers....................         566,129
  Other net transfers..................................         (41,193)
                                                               --------
  Net increase (decrease) in net assets resulting from
   capital transactions................................         567,261
                                                               --------
NET CHANGE IN NET ASSETS...............................         578,511
NET ASSETS - BEGINNING OF PERIOD.......................              --
                                                               --------
NET ASSETS - END OF PERIOD.............................        $578,511
                                                               ========

                      See Notes to Financial Statements.

      METLIFE        METLIFE MODERATE TO         METLIFE                     JANUS ASPEN
MODERATE ALLOCATION AGGRESSIVE ALLOCATION AGGRESSIVE ALLOCATION            LARGE CAP GROWTH
INVESTMENT DIVISION  INVESTMENT DIVISION   INVESTMENT DIVISION           INVESTMENT DIVISION
------------------- --------------------- --------------------- -------------------------------------
  FOR THE PERIOD       FOR THE PERIOD        FOR THE PERIOD     FOR THE YEAR FOR THE YEAR FOR THE YEAR
  MAY 1, 2005 TO       MAY 1, 2005 TO        MAY 1, 2005 TO        ENDED        ENDED        ENDED
   DECEMBER 31,         DECEMBER 31,          DECEMBER 31,      DECEMBER 31, DECEMBER 31, DECEMBER 31,
       2005                 2005                  2005              2005         2004         2003
------------------- --------------------- --------------------- ------------ ------------ ------------
    $    2,333           $    3,135             $  1,703         $   (6,186)  $  (11,788)  $  (10,283)

         3,556                4,752                1,894            (62,709)    (193,886)    (263,013)

        25,822               64,564               10,725            263,241      407,058    1,041,007
    ----------           ----------             --------         ----------   ----------   ----------

        31,711               72,451               14,322            194,346      201,384      767,711
    ----------           ----------             --------         ----------   ----------   ----------
       246,532              350,076               77,484            743,854      846,747      839,829
       (12,519)              (5,994)              (2,936)           (42,168)      (5,912)     (88,894)
     1,278,986            2,046,335              381,966            (38,037)     (96,893)      (5,665)
       (95,275)            (113,465)             (17,915)          (200,556)    (168,584)    (176,510)
    ----------           ----------             --------         ----------   ----------   ----------

     1,417,724            2,276,952              438,351            463,093      575,358      568,760
    ----------           ----------             --------         ----------   ----------   ----------
     1,449,435            2,349,403              452,673            657,439      776,742    1,336,471
            --                   --                   --          4,276,635    3,499,893    2,163,422
    ----------           ----------             --------         ----------   ----------   ----------
    $1,449,435           $2,349,403             $452,673         $4,934,074   $4,276,635   $3,499,893
    ==========           ==========             ========         ==========   ==========   ==========

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

              STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)

                                                           JANUS ASPEN BALANCED              AIM V.I. CORE STOCK
                                                            INVESTMENT DIVISION              INVESTMENT DIVISION
                                                        --------------------------  -------------------------------------
                                                        FOR THE YEAR FOR THE PERIOD FOR THE YEAR FOR THE YEAR FOR THE YEAR
                                                           ENDED     MAY 3, 2004 TO    ENDED        ENDED        ENDED
                                                        DECEMBER 31,  DECEMBER 31,  DECEMBER 31, DECEMBER 31, DECEMBER 31,
                                                            2005          2004          2005         2004         2003
                                                        ------------ -------------- ------------ ------------ ------------
INCREASE (DECREASE) IN NET ASSETS
From operations:
  Net investment income (loss).........................    $   24         $  4        $   (134)    $  1,090     $  1,289
  Net realized gains (losses) from security
   transactions........................................         1           --           5,489         (458)      (4,599)
  Change in unrealized appreciation (depreciation) of
   investments.........................................         1            4           3,571        9,085       30,971
                                                           ------         ----        --------     --------     --------
  Net increase (decrease) in net assets resulting from
   operations..........................................        26            8           8,926        9,717       27,661
                                                           ------         ----        --------     --------     --------
From capital transactions:
  Net premiums.........................................       234          234          49,677       51,947       44,937
  Redemptions..........................................        --           --          (8,005)      (1,369)     (13,395)
  Net investment division transfers....................     1,745           --         (55,334)          --        6,492
  Other net transfers..................................       (56)          (5)         (5,066)      (4,782)      (6,352)
                                                           ------         ----        --------     --------     --------
  Net increase (decrease) in net assets resulting from
   capital transactions................................     1,923          229         (18,728)      45,796       31,682
                                                           ------         ----        --------     --------     --------
NET CHANGE IN NET ASSETS...............................     1,949          237          (9,802)      55,513       59,343
NET ASSETS - BEGINNING OF PERIOD.......................       237           --         239,919      184,406      125,063
                                                           ------         ----        --------     --------     --------
NET ASSETS - END OF PERIOD.............................    $2,186         $237        $230,117     $239,919     $184,406
                                                           ======         ====        ========     ========     ========

                      See Notes to Financial Statements.

AIM V.I. GOVERNMENT SECURITIES          AIM V.I. REAL ESTATE          FRANKLIN TEMPLETON FOREIGN SECURITIES
    INVESTMENT DIVISION                 INVESTMENT DIVISION                    INVESTMENT DIVISION
-----------------------------  -------------------------------------  -------------------------------------
FOR THE YEAR   FOR THE PERIOD  FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR
   ENDED       MAY 3, 2004 TO     ENDED        ENDED        ENDED        ENDED        ENDED        ENDED
DECEMBER 31,    DECEMBER 31,   DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31,
    2005            2004           2005         2004         2003         2005         2004         2003
------------   --------------  ------------ ------------ ------------ ------------ ------------ ------------
  $   193          $   29       $   76,044   $   25,043    $  1,726    $   45,261   $   30,307   $   34,446

      107              (2)         148,313       54,384       7,645       259,867      153,352      (71,786)
     (117)            (20)           7,005      204,103      41,591       264,624      613,265      947,139
  -------          ------       ----------   ----------    --------    ----------   ----------   ----------

      183               7          231,362      283,530      50,962       569,752      796,924      909,799
  -------          ------       ----------   ----------    --------    ----------   ----------   ----------
    4,439           2,238          128,022      652,190      20,763       695,341    1,157,933      571,285
   (6,644)             --           (9,365)     (86,973)    (74,780)     (189,719)    (986,244)    (219,304)
    6,772           2,151          149,537      306,861       8,373       355,482      542,291      342,850
     (805)            (86)         (59,793)     (26,160)     (5,943)     (292,459)    (264,753)    (163,132)
  -------          ------       ----------   ----------    --------    ----------   ----------   ----------

    3,762           4,303          208,401      845,918     (51,587)      568,645      449,227      531,699
  -------          ------       ----------   ----------    --------    ----------   ----------   ----------
    3,945           4,310          439,763    1,129,448        (625)    1,138,397    1,246,151    1,441,498
    4,310              --        1,308,056      178,608     179,233     5,299,683    4,053,532    2,612,034
  -------          ------       ----------   ----------    --------    ----------   ----------   ----------
  $ 8,255          $4,310       $1,747,819   $1,308,056    $178,608    $6,438,080   $5,299,683   $4,053,532
  =======          ======       ==========   ==========    ========    ==========   ==========   ==========

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

              STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)

                                                    FRANKLIN MUTUAL DISCOVERY SECURITIES  ALLIANCEBERNSTEIN GROWTH AND INCOME
                                                        INVESTMENT DIVISION                       INVESTMENT DIVISION
                                                    ------------------------------------ -------------------------------------
                                                    FOR THE YEAR      FOR THE PERIOD     FOR THE YEAR FOR THE YEAR FOR THE YEAR
                                                       ENDED          MAY 3, 2004 TO        ENDED        ENDED        ENDED
                                                    DECEMBER 31,       DECEMBER 31,      DECEMBER 31, DECEMBER 31, DECEMBER 31,
                                                        2005               2004              2005         2004         2003
                                                    ------------      --------------     ------------ ------------ ------------
INCREASE (DECREASE) IN NET ASSETS
From operations:
  Net investment income (loss).....................   $    546             $--            $   23,129   $    3,467   $    4,389
  Net realized gains (losses) from security
   transactions....................................        132              --                19,259        8,499      (27,592)
  Change in unrealized appreciation (depreciation)
   of investments..................................      8,764              --               116,879      301,218      441,306
                                                      --------             ---            ----------   ----------   ----------
  Net increase (decrease) in net assets resulting
   from operations.................................      9,442              --               159,267      313,184      418,103
                                                      --------             ---            ----------   ----------   ----------
From capital transactions:
  Net premiums.....................................      3,124              --               901,644      891,420      581,532
  Redemptions......................................         --              --                (8,724)      (3,193)     (87,076)
  Net investment division transfers................    110,323              --               (26,505)      32,466       41,687
  Other net transfers..............................     (1,225)             --              (106,490)     (97,014)     (82,296)
                                                      --------             ---            ----------   ----------   ----------
  Net increase (decrease) in net assets resulting
   from capital transactions.......................    112,222              --               759,925      823,679      453,847
                                                      --------             ---            ----------   ----------   ----------
NET CHANGE IN NET ASSETS...........................    121,664              --               919,192    1,136,863      871,950
NET ASSETS - BEGINNING OF PERIOD...................         --              --             3,199,948    2,063,085    1,191,135
                                                      --------             ---            ----------   ----------   ----------
NET ASSETS - END OF PERIOD.........................   $121,664             $--            $4,119,140   $3,199,948   $2,063,085
                                                      ========             ===            ==========   ==========   ==========

                      See Notes to Financial Statements.

 ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY          FIDELITY VIP CONTRAFUND           FIDELITY VIP ASSET MANAGER GROWTH
         INVESTMENT DIVISION                    INVESTMENT DIVISION                    INVESTMENT DIVISION
-------------------------------------  -------------------------------------  -------------------------------------
FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR
   ENDED        ENDED        ENDED        ENDED        ENDED        ENDED        ENDED        ENDED        ENDED
DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31,
    2005         2004         2003         2005         2004         2003         2005         2004         2003
------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
  $  (135)     $    (77)    $  (181)    $  (1,748)   $  (1,683)   $  (2,455)   $  14,795     $  9,621     $  6,748

      255           108        (931)      170,001       62,282        6,303       38,662        3,245       (4,335)

    1,638         2,247      13,613       (22,158)      45,971      139,867      (29,733)      19,246       59,143
  -------      --------     -------     ---------    ---------    ---------    ---------     --------     --------

    1,758         2,278      12,501       146,095      106,570      143,715       23,724       32,112       61,556
  -------      --------     -------     ---------    ---------    ---------    ---------     --------     --------
    6,941         5,469      15,245       159,311      134,841       53,210      202,315      261,139      194,197
       --       (31,398)       (316)     (280,847)    (325,384)    (213,750)     (28,961)     (20,112)      (1,698)
   13,706            --         727       112,842       34,413      657,697     (157,813)      38,214       74,992
     (733)       (1,308)       (792)      (35,179)     (25,225)       3,584      (35,241)     (39,605)     (27,293)
  -------      --------     -------     ---------    ---------    ---------    ---------     --------     --------

   19,914       (27,237)     14,864       (43,873)    (181,355)     500,741      (19,700)     239,636      240,198
  -------      --------     -------     ---------    ---------    ---------    ---------     --------     --------
   21,672       (24,959)     27,365       102,222      (74,785)     644,456        4,024      271,748      301,754
   20,636        45,595      18,230       818,892      893,677      249,221      704,377      432,629      130,875
  -------      --------     -------     ---------    ---------    ---------    ---------     --------     --------
  $42,308      $ 20,636     $45,595     $ 921,114    $ 818,892    $ 893,677    $ 708,401     $704,377     $432,629
  =======      ========     =======     =========    =========    =========    =========     ========     ========

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

              STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)


                                                                         FIDELITY VIP GROWTH
                                                                         INVESTMENT DIVISION
                                                                -------------------------------------
                                                                FOR THE YEAR FOR THE YEAR FOR THE YEAR
                                                                   ENDED        ENDED        ENDED
                                                                DECEMBER 31, DECEMBER 31, DECEMBER 31,
                                                                    2005         2004         2003
                                                                ------------ ------------ ------------
INCREASE (DECREASE) IN NET ASSETS
From operations:
  Net investment income (loss).................................   $ (1,034)    $ (1,130)    $   (831)
  Net realized gains (losses) from security transactions.......     26,347       (5,015)      (2,588)
  Change in unrealized appreciation (depreciation) of
   investments.................................................      3,218       17,311       63,146
                                                                  --------     --------     --------
  Net increase (decrease) in net assets resulting from
   operations..................................................     28,531       11,166       59,727
                                                                  --------     --------     --------
From capital transactions:
  Net premiums.................................................     93,549      110,310      101,957
  Redemptions..................................................    (42,768)     (53,801)        (738)
  Net investment division transfers............................     91,078       12,180        6,224
  Other net transfers..........................................     (8,288)      (4,852)      (4,423)
                                                                  --------     --------     --------
  Net increase (decrease) in net assets resulting from capital
   transactions................................................    133,571       63,837      103,020
                                                                  --------     --------     --------
NET CHANGE IN NET ASSETS.......................................    162,102       75,003      162,747
NET ASSETS - BEGINNING OF PERIOD...............................    371,361      296,358      133,611
                                                                  --------     --------     --------
NET ASSETS - END OF PERIOD.....................................   $533,463     $371,361     $296,358
                                                                  ========     ========     ========

                                                                       FIDELITY VIP
                                                                   INVESTMENT GRADE BOND
                                                                    INVESTMENT DIVISION
                                                                --------------------------
                                                                FOR THE YEAR FOR THE PERIOD
                                                                   ENDED     MAY 3, 2004 TO
                                                                DECEMBER 31,  DECEMBER 31,
                                                                    2005          2004
                                                                ------------ --------------
INCREASE (DECREASE) IN NET ASSETS
From operations:
  Net investment income (loss).................................   $   803       $    (4)
  Net realized gains (losses) from security transactions.......       (59)            8
  Change in unrealized appreciation (depreciation) of
   investments.................................................      (370)           12
                                                                  -------       -------
  Net increase (decrease) in net assets resulting from
   operations..................................................       374            16
                                                                  -------       -------
From capital transactions:
  Net premiums.................................................     8,457         2,238
  Redemptions..................................................        --            --
  Net investment division transfers............................    12,839        10,966
  Other net transfers..........................................    (1,307)          (99)
                                                                  -------       -------
  Net increase (decrease) in net assets resulting from capital
   transactions................................................    19,989        13,105
                                                                  -------       -------
NET CHANGE IN NET ASSETS.......................................    20,363        13,121
NET ASSETS - BEGINNING OF PERIOD...............................    13,121            --
                                                                  -------       -------
NET ASSETS - END OF PERIOD.....................................   $33,484       $13,121
                                                                  =======       =======

                      See Notes to Financial Statements.


FIDELITY VIP EQUITY-INCOME           AMERICAN FUNDS GROWTH                AMERICAN FUNDS GROWTH-INCOME
    INVESTMENT DIVISION               INVESTMENT DIVISION                     INVESTMENT DIVISION
--------------------------  ---------------------------------------  -------------------------------------
FOR THE YEAR FOR THE PERIOD FOR THE YEAR FOR THE YEAR FOR THE PERIOD FOR THE YEAR FOR THE YEAR FOR THE YEAR
   ENDED     MAY 3, 2004 TO    ENDED        ENDED     MAY 1, 2002 TO    ENDED        ENDED        ENDED
DECEMBER 31,  DECEMBER 31,  DECEMBER 31, DECEMBER 31,  DECEMBER 31,  DECEMBER 31, DECEMBER 31, DECEMBER 31,
    2005          2004          2005         2004          2003          2005         2004         2003
------------ -------------- ------------ ------------ -------------- ------------ ------------ ------------
 $     359      $    (5)    $   (51,712) $  (224,005)  $  (118,303)  $   407,482  $    49,063  $    57,594
    (5,940)          --         115,149       53,047      (100,817)      116,683       60,134      (26,406)

       605           --       8,793,861    4,445,539     5,264,250     1,688,136    2,605,294    3,852,340
 ---------      -------     -----------  -----------   -----------   -----------  -----------  -----------
    (4,976)          (5)      8,857,298    4,274,581     5,045,130     2,212,301    2,714,491    3,883,528
 ---------      -------     -----------  -----------   -----------   -----------  -----------  -----------
     5,510        2,238      17,644,031   13,227,421     8,746,040    12,314,898   10,343,250    7,049,440
  (138,122)          --      (1,512,503)    (620,701)     (274,455)   (1,299,645)    (577,432)    (184,181)
   158,037        7,499       8,768,204    7,788,495     5,353,241     3,766,503    5,800,181    3,708,586
    (5,151)         378      (6,997,560)  (4,857,964)   (3,102,038)   (4,901,035)  (3,947,698)  (2,495,963)
 ---------      -------     -----------  -----------   -----------   -----------  -----------  -----------

    20,274       10,115      17,902,172   15,537,251    10,722,788     9,880,721   11,618,301    8,077,882
 ---------      -------     -----------  -----------   -----------   -----------  -----------  -----------
    15,298       10,110      26,759,470   19,811,832    15,767,918    12,093,022   14,332,792   11,961,410
    10,110           --      45,571,772   25,759,940     9,992,022    34,701,703   20,368,911    8,407,501
 ---------      -------     -----------  -----------   -----------   -----------  -----------  -----------
 $  25,408      $10,110     $72,331,242  $45,571,772   $25,759,940   $46,794,725  $34,701,703  $20,368,911
 =========      =======     ===========  ===========   ===========   ===========  ===========  ===========

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

              STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)



                                         AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION      T. ROWE PRICE MID-CAP GROWTH
                                                  INVESTMENT DIVISION                        INVESTMENT DIVISION
                                         -----------------------------------------  -------------------------------------
                                         FOR THE YEAR   FOR THE YEAR  FOR THE YEAR  FOR THE YEAR FOR THE YEAR FOR THE YEAR
                                            ENDED          ENDED         ENDED         ENDED        ENDED        ENDED
                                         DECEMBER 31,   DECEMBER 31,  DECEMBER 31,  DECEMBER 31, DECEMBER 31, DECEMBER 31,
                                             2005           2004          2003          2005         2004         2003
                                         ------------   ------------  ------------  ------------ ------------ ------------
INCREASE (DECREASE) IN NET
 ASSETS
From operations:
  Net investment income (loss).......... $    15,976    $   (73,946)   $   (8,633)   $  143,282   $  (35,600)  $  (17,818)
  Net realized gains (losses) from
   security transactions................     669,665        169,126       (33,362)      102,486      (21,255)     (46,026)
  Change in unrealized appreciation
   (depreciation) of investments........   3,507,811      1,710,690     1,513,502       895,073      874,468      776,010
                                         -----------    -----------    ----------    ----------   ----------   ----------
  Net increase (decrease) in net assets
   resulting from operations............   4,193,452      1,805,870     1,471,507     1,140,841      817,613      712,166
                                         -----------    -----------    ----------    ----------   ----------   ----------
From capital transactions:
  Net premiums..........................   5,167,339      3,240,987     1,663,445     2,046,729    1,669,261    1,283,521
  Redemptions...........................    (607,030)      (154,532)      (60,720)     (236,915)    (112,831)     (26,453)
  Net investment division transfers.....   6,080,729      3,070,772     1,303,948     1,212,270    1,315,562      481,182
  Other net transfers...................  (2,131,167)    (1,236,090)     (610,233)     (820,310)    (589,688)    (448,143)
                                         -----------    -----------    ----------    ----------   ----------   ----------
  Net increase (decrease) in net assets
   resulting from capital transactions..   8,509,871      4,921,137     2,296,440     2,201,774    2,282,304    1,290,107
                                         -----------    -----------    ----------    ----------   ----------   ----------
NET CHANGE IN NET ASSETS................  12,703,323      6,727,007     3,767,947     3,342,615    3,099,917    2,003,273
NET ASSETS - BEGINNING OF
 PERIOD.................................  12,527,867      5,800,860     2,032,913     6,475,187    3,375,270    1,372,997
                                         -----------    -----------    ----------    ----------   ----------   ----------
NET ASSETS - END OF PERIOD.............. $25,231,190    $12,527,867    $5,800,860    $9,817,802   $6,475,187   $3,375,270
                                         ===========    ===========    ==========    ==========   ==========   ==========

                      See Notes to Financial Statements.

      MFS RESEARCH INTERNATIONAL                  PIMCO TOTAL RETURN                   RCM GLOBAL TECHNOLOGY
         INVESTMENT DIVISION                     INVESTMENT DIVISION                    INVESTMENT DIVISION
-------------------------------------   -------------------------------------  -------------------------------------
FOR THE YEAR  FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR
   ENDED         ENDED        ENDED        ENDED        ENDED        ENDED        ENDED        ENDED        ENDED
DECEMBER 31,  DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31,
    2005          2004         2003         2005         2004         2003         2005         2004         2003
------------  ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
 $  179,022    $  (11,511)  $    2,786  $   (13,148) $ 1,080,256  $   175,706   $   (4,297)  $  (40,843)  $  (21,608)
     80,066       226,740      148,987       52,949       58,068      175,963      194,566      (35,847)    (195,867)
    280,569       176,752      191,049      311,680     (439,697)     (25,434)     445,709     (200,859)   1,260,206
 ----------    ----------   ----------  -----------  -----------  -----------   ----------   ----------   ----------
    539,657       391,981      342,822      351,481      698,627      326,235      635,978     (277,549)   1,042,731
 ----------    ----------   ----------  -----------  -----------  -----------   ----------   ----------   ----------
    893,225       654,113      514,658    6,481,179    5,789,117    5,176,301    1,643,816    1,896,573    1,268,741
    (95,918)      (49,447)     (15,626)    (704,398)    (352,146)    (300,049)    (221,407)     (90,002)     (47,295)
    262,049       530,150      140,125    1,715,784    2,455,515    3,254,351     (451,962)     570,609    1,385,317
   (321,773)     (243,185)    (198,441)  (2,599,945)  (2,268,320)  (1,973,454)    (630,894)    (731,284)    (437,762)
 ----------    ----------   ----------  -----------  -----------  -----------   ----------   ----------   ----------
    737,583       891,631      440,716    4,892,620    5,624,166    6,157,149      339,553    1,645,896    2,169,001
 ----------    ----------   ----------  -----------  -----------  -----------   ----------   ----------   ----------
  1,277,240     1,283,612      783,538    5,244,101    6,322,793    6,483,384      975,531    1,368,347    3,211,732
  2,780,832     1,497,220      713,682   19,019,859   12,697,066    6,213,682    5,849,160    4,480,813    1,269,081
 ----------    ----------   ----------  -----------  -----------  -----------   ----------   ----------   ----------
 $4,058,072    $2,780,832   $1,497,220  $24,263,960  $19,019,859  $12,697,066   $6,824,691   $5,849,160   $4,480,813
 ==========    ==========   ==========  ===========  ===========  ===========   ==========   ==========   ==========

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

              STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)

                                               LORD ABBETT BOND DEBENTURE                    LAZARD MID-CAP
                                                  INVESTMENT DIVISION                     INVESTMENT DIVISION
                                         -------------------------------------  ---------------------------------------
                                         FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE PERIOD
                                            ENDED        ENDED        ENDED        ENDED        ENDED     MAY 1, 2002 TO
                                         DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31,  DECEMBER 31,
                                             2005         2004         2003         2005         2004          2003
                                         ------------ ------------ ------------ ------------ ------------ --------------
INCREASE (DECREASE) IN NET
 ASSETS
From operations:
  Net investment income (loss).......... $   622,354  $   473,273  $   152,818   $  308,708   $  (12,732)   $   3,638
  Net realized gains (losses) from
   security transactions................     255,890      291,351      193,651       96,120      127,885        6,414
  Change in unrealized appreciation
   (depreciation) of investments........    (722,955)     258,228    1,482,057     (198,731)     100,268      140,733
                                         -----------  -----------  -----------   ----------   ----------    ---------
  Net increase (decrease) in net assets
   resulting from operations............     155,289    1,022,852    1,828,526      206,097      215,421      150,785
                                         -----------  -----------  -----------   ----------   ----------    ---------
From capital transactions:
  Net premiums..........................   3,151,962    2,983,780    2,591,207      900,458      685,733      376,221
  Redemptions...........................    (760,915)    (964,051)    (564,230)     (48,378)     (25,490)      (9,516)
  Net investment division transfers.....     360,705      337,183    1,098,872      189,141      562,287      345,361
  Other net transfers...................  (1,517,556)  (1,084,450)  (1,180,205)    (337,451)    (302,486)    (126,899)
                                         -----------  -----------  -----------   ----------   ----------    ---------
  Net increase (decrease) in net assets
   resulting from capital transactions..   1,234,196    1,272,462    1,945,644      703,770      920,044      585,167
                                         -----------  -----------  -----------   ----------   ----------    ---------
NET CHANGE IN NET ASSETS................   1,389,485    2,295,314    3,774,170      909,867    1,135,465      735,952
NET ASSETS - BEGINNING OF
 PERIOD.................................  15,141,724   12,846,410    9,072,240    2,124,397      988,932      252,980
                                         -----------  -----------  -----------   ----------   ----------    ---------
NET ASSETS - END OF PERIOD.............. $16,531,209  $15,141,724  $12,846,410   $3,034,264   $2,124,397    $ 988,932
                                         ===========  ===========  ===========   ==========   ==========    =========

                      See Notes to Financial Statements.

        MET/AIM SMALL CAP GROWTH               HARRIS OAKMARK INTERNATIONAL               JANUS AGGRESSIVE GROWTH
          INVESTMENT DIVISION                      INVESTMENT DIVISION                      INVESTMENT DIVISION
---------------------------------------  ---------------------------------------  ---------------------------------------
FOR THE YEAR FOR THE YEAR FOR THE PERIOD FOR THE YEAR FOR THE YEAR FOR THE PERIOD FOR THE YEAR FOR THE YEAR FOR THE PERIOD
   ENDED        ENDED     MAY 1, 2002 TO    ENDED        ENDED     MAY 1, 2002 TO    ENDED        ENDED     MAY 1, 2002 TO
DECEMBER 31, DECEMBER 31,  DECEMBER 31,  DECEMBER 31, DECEMBER 31,  DECEMBER 31,  DECEMBER 31, DECEMBER 31,  DECEMBER 31,
    2005         2004          2003          2005         2004          2003          2005         2004          2003
------------ ------------ -------------- ------------ ------------ -------------- ------------ ------------ --------------
 $   21,367   $   (7,126)    $ (2,947)    $   71,494   $  (14,172)    $  6,375     $  (45,165)  $  (40,203)   $  (25,914)
     35,790        6,508       66,977        131,605       87,469       72,432         89,582       40,466      (314,628)
     47,188       68,634       51,242        724,928      413,695       49,401        756,884      408,503     1,135,120
 ----------   ----------     --------     ----------   ----------     --------     ----------   ----------    ----------
    104,345       68,016      115,272        928,027      486,992      128,208        801,301      408,766       794,578
 ----------   ----------     --------     ----------   ----------     --------     ----------   ----------    ----------
    446,774      398,392      201,753      2,085,109      717,538      111,653      1,636,045    1,751,040     1,735,338
    (18,607)     (10,096)      (5,605)      (175,181)     (18,505)        (357)      (169,578)     (82,547)      (28,560)
     77,613      177,443      286,464      3,959,003    2,229,550      446,278         62,227       96,192       112,849
   (166,246)    (133,848)     (70,229)      (786,311)    (265,382)     (22,736)      (664,452)    (602,774)     (614,940)
 ----------   ----------     --------     ----------   ----------     --------     ----------   ----------    ----------
    339,534      431,891      412,383      5,082,620    2,663,201      534,838        864,242    1,161,911     1,204,687
 ----------   ----------     --------     ----------   ----------     --------     ----------   ----------    ----------
    443,879      499,907      527,655      6,010,647    3,150,193      663,046      1,665,543    1,570,677     1,999,265
  1,143,358      643,451      115,796      3,963,209      813,016      149,970      5,657,453    4,086,776     2,087,511
 ----------   ----------     --------     ----------   ----------     --------     ----------   ----------    ----------
 $1,587,237   $1,143,358     $643,451     $9,973,856   $3,963,209     $813,016     $7,322,996   $5,657,453    $4,086,776
 ==========   ==========     ========     ==========   ==========     ========     ==========   ==========    ==========

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

              STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)




                                                             LORD ABBETT GROWTH & INCOME       NEUBERGER BERMAN REAL ESTATE
                                                                 INVESTMENT DIVISION               INVESTMENT DIVISION
                                                        -------------------------------------  --------------------------
                                                        FOR THE YEAR FOR THE YEAR FOR THE YEAR FOR THE YEAR  FOR THE PERIOD
                                                           ENDED        ENDED        ENDED        ENDED      MAY 3, 2004 TO
                                                        DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31,   DECEMBER 31,
                                                            2005         2004         2003         2005           2004
                                                        ------------ ------------ ------------ ------------  --------------
INCREASE (DECREASE) IN NET ASSETS
From operations:
  Net investment income (loss).........................   $  1,040     $    23      $   (47)    $  (31,334)    $   70,281
  Net realized gains (losses) from security
   transactions........................................      5,959          37           20         77,734          5,929
  Change in unrealized appreciation (depreciation) of
   investments.........................................     (6,587)      3,095        3,750        660,111        124,804
                                                          --------     -------      -------     ----------     ----------
  Net increase (decrease) in net assets resulting from
   operations..........................................        412       3,155        3,723        706,511        201,014
                                                          --------     -------      -------     ----------     ----------
From capital transactions:
  Net premiums.........................................      6,483      15,555        4,885      2,008,005        228,551
  Redemptions..........................................    (22,048)         --           --        (83,109)        (7,728)
  Net investment division transfers....................      2,185      13,764       12,124      3,582,147      1,619,564
  Other net transfers..................................       (269)      1,681         (203)      (783,316)       (76,648)
                                                          --------     -------      -------     ----------     ----------
  Net increase (decrease) in net assets resulting from
   capital transactions................................    (13,649)     31,000       16,806      4,723,727      1,763,739
                                                          --------     -------      -------     ----------     ----------
NET CHANGE IN NET ASSETS...............................    (13,237)     34,155       20,529      5,430,238      1,964,753
NET ASSETS - BEGINNING OF PERIOD.......................     54,684      20,529           --      1,964,753             --
                                                          --------     -------      -------     ----------     ----------
NET ASSETS - END OF PERIOD.............................   $ 41,447     $54,684      $20,529     $7,394,991     $1,964,753
                                                          ========     =======      =======     ==========     ==========

                      See Notes to Financial Statements.

                                                          OPPENHEIMER
                                                            CAPITAL
                                                          APPRECIATION
 LORD ABBETT MID-CAP VALUE  THIRD AVENUE SMALL CAP VALUE   INVESTMENT     AMERICAN CENTURY VISTA
    INVESTMENT DIVISION         INVESTMENT DIVISION         DIVISION        INVESTMENT DIVISION
--------------------------  --------------------------   -------------- ---------------------------
FOR THE YEAR FOR THE PERIOD FOR THE YEAR  FOR THE PERIOD FOR THE PERIOD FOR THE YEAR FOR THE PERIOD
   ENDED     MAY 3, 2004 TO    ENDED      MAY 3, 2004 TO MAY 1, 2005 TO    ENDED     MAY 3, 2004 TO
DECEMBER 31,  DECEMBER 31,  DECEMBER 31,   DECEMBER 31,   DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
    2005          2004          2005           2004           2005          2005          2004
------------ -------------- ------------  -------------- -------------- ------------ --------------
  $ 1,210         $  6        $    26         $   94        $    901      $   (47)        $--

       22           --            111             21             442            6          --

       85           10          1,856            (54)          2,715          961          --
  -------         ----        -------         ------        --------      -------         ---

    1,317           16          1,993             61           4,058          920          --
  -------         ----        -------         ------        --------      -------         ---
    1,127          234          7,110          2,238          12,067           --          --
       --           --             --             --              --           --          --
   30,132           --         16,509          2,151         108,334       14,262          --
     (518)          (4)        (1,159)           (43)         (8,149)        (599)         --
  -------         ----        -------         ------        --------      -------         ---

   30,741          230         22,460          4,346         112,252       13,663          --
  -------         ----        -------         ------        --------      -------         ---
   32,058          246         24,453          4,407         116,310       14,583          --
      246           --          4,407             --              --           --          --
  -------         ----        -------         ------        --------      -------         ---
  $32,304         $246        $28,860         $4,407        $116,310      $14,583         $--
  =======         ====        =======         ======        ========      =======         ===

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

              STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)



                                                                            DELAWARE                     DREYFUS
                                                                         SMALL CAP VALUE            EMERGING LEADERS
                                                                       INVESTMENT DIVISION         INVESTMENT DIVISION
                                                                   --------------------------- ---------------------------
                                                                   FOR THE YEAR FOR THE PERIOD FOR THE YEAR FOR THE PERIOD
                                                                      ENDED     MAY 3, 2004 TO    ENDED     MAY 3, 2004 TO
                                                                   DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                                                                       2005          2004          2005          2004
                                                                   ------------ -------------- ------------ --------------
INCREASE (DECREASE) IN NET ASSETS
From operations:
  Net investment income (loss)....................................   $  7,825        $--         $   515         $--
  Net realized gains (losses) from security transactions..........         45         --             251          --
  Change in unrealized appreciation (depreciation) of investments.      2,540         --             711          --
                                                                     --------        ---         -------         ---
  Net increase (decrease) in net assets resulting from operations.     10,410         --           1,477          --
                                                                     --------        ---         -------         ---
From capital transactions:
  Net premiums....................................................      6,852         --              --          --
  Redemptions.....................................................     (6,275)        --              --          --
  Net investment division transfers...............................    121,033         --          11,018          --
  Other net transfers.............................................      7,946         --          (1,674)         --
                                                                     --------        ---         -------         ---
  Net increase (decrease) in net assets resulting from capital
   transactions...................................................    129,556         --           9,344          --
                                                                     --------        ---         -------         ---
NET CHANGE IN NET ASSETS..........................................    139,966         --          10,821          --
NET ASSETS - BEGINNING OF PERIOD..................................         --         --              --          --
                                                                     --------        ---         -------         ---
NET ASSETS - END OF PERIOD........................................   $139,966        $--         $10,821         $--
                                                                     ========        ===         =======         ===

                      See Notes to Financial Statements.

          DREYFUS                     DREYFUS                  GOLDMAN SACHS               GOLDMAN SACHS
    INTERNATIONAL VALUE            APPRECIATION                MID CAP VALUE           CORE SMALL CAP EQUITY
    INVESTMENT DIVISION         INVESTMENT DIVISION         INVESTMENT DIVISION         INVESTMENT DIVISION
--------------------------  --------------------------  --------------------------  ---------------------------
FOR THE YEAR FOR THE PERIOD FOR THE YEAR FOR THE PERIOD FOR THE YEAR FOR THE PERIOD FOR THE YEAR FOR THE PERIOD
   ENDED     MAY 3, 2004 TO    ENDED     MAY 3, 2004 TO    ENDED     MAY 3, 2004 TO    ENDED     MAY 3, 2004 TO
DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
    2005          2004          2005          2004          2005          2004          2005          2004
------------ -------------- ------------ -------------- ------------ -------------- ------------ --------------
  $  2,860      $ 1,260       $   (59)       $   45       $  4,518      $ 1,218       $ 4,311         $--
    (8,588)          47           114            --         (3,479)           1             1          --
    13,060         (934)          538           217            223         (464)       (5,644)         --
  --------      -------       -------        ------       --------      -------       -------         ---
     7,332          373           593           262          1,262          755        (1,332)         --
  --------      -------       -------        ------       --------      -------       -------         ---
    19,214        2,238           341           341          3,107           --            --          --
   (93,516)          --            --            --        (73,952)          --            --          --
   243,471       12,947        14,262         2,943        107,030       12,663        51,421          --
    (3,564)         (18)       (1,488)         (209)        (3,077)      (1,142)           77          --
  --------      -------       -------        ------       --------      -------       -------         ---
   165,605       15,167        13,115         3,075         33,108       11,521        51,498          --
  --------      -------       -------        ------       --------      -------       -------         ---
   172,937       15,540        13,708         3,337         34,370       12,276        50,166          --
    15,540           --         3,337            --         12,276           --            --          --
  --------      -------       -------        ------       --------      -------       -------         ---
  $188,477      $15,540       $17,045        $3,337       $ 46,646      $12,276       $50,166         $--
  ========      =======       =======        ======       ========      =======       =======         ===

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

              STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)


                                                                         MFS HIGH INCOME          VAN KAMPEN GOVERNMENT
                                                                       INVESTMENT DIVISION         INVESTMENT DIVISION
                                                                   --------------------------  ---------------------------
                                                                   FOR THE YEAR FOR THE PERIOD FOR THE YEAR FOR THE PERIOD
                                                                      ENDED     MAY 3, 2004 TO    ENDED     MAY 3, 2004 TO
                                                                   DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                                                                       2005          2004          2005          2004
                                                                   ------------ -------------- ------------ --------------
INCREASE (DECREASE) IN NET ASSETS
From operations:
  Net investment income (loss)....................................   $ 3,632       $   (87)      $   (12)        $--
  Net realized gains (losses) from security transactions..........       128            69            (1)         --
  Change in unrealized appreciation (depreciation) of investments.    (2,862)        3,152           124          --
                                                                     -------       -------       -------         ---
  Net increase (decrease) in net assets resulting from operations.       898         3,134           111          --
                                                                     -------       -------       -------         ---
From capital transactions:
  Net premiums....................................................     2,055            --         2,678          --
  Redemptions.....................................................        --            --            --          --
  Net investment division transfers...............................    16,844        48,923        10,908          --
  Other net transfers.............................................    (1,736)       (1,091)          (61)         --
                                                                     -------       -------       -------         ---
  Net increase (decrease) in net assets resulting from capital
   transactions...................................................    17,163        47,832        13,525          --
                                                                     -------       -------       -------         ---
NET CHANGE IN NET ASSETS..........................................    18,061        50,966        13,636          --
NET ASSETS - BEGINNING OF PERIOD..................................    50,966            --            --          --
                                                                     -------       -------       -------         ---
NET ASSETS - END OF PERIOD........................................   $69,027       $50,966       $13,636         $--
                                                                     =======       =======       =======         ===

                      See Notes to Financial Statements.

   WELLS FARGO ADVANTAGE       WELLS FARGO ADVANTAGE
     TOTAL RETURN BOND         LARGE COMPANY GROWTH     WELLS FARGO ADVANTAGE EQUITY INCOME
    INVESTMENT DIVISION         INVESTMENT DIVISION         INVESTMENT DIVISION
--------------------------- --------------------------  ----------------------------------
FOR THE YEAR FOR THE PERIOD FOR THE YEAR FOR THE PERIOD FOR THE YEAR     FOR THE PERIOD
   ENDED     MAY 3, 2004 TO    ENDED     MAY 3, 2004 TO    ENDED         MAY 3, 2004 TO
DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,      DECEMBER 31,
    2005          2004          2005          2004          2005              2004
------------ -------------- ------------ -------------- ------------     --------------
  $   230         $--          $  (16)       $   (1)      $    82            $   (1)
      238          --              (5)            6            25                10
       16          --             797            16           301                 3
  -------         ---          ------        ------       -------            ------
      484          --             776            21           408                12
  -------         ---          ------        ------       -------            ------
    3,570          --           4,434         2,238         4,436             2,238
       --          --              --            --            --                --
   13,581          --             (49)        2,151           110             2,151
     (436)         --            (985)          (75)       (1,013)              (60)
  -------         ---          ------        ------       -------            ------

   16,715          --           3,400         4,314         3,533             4,329
  -------         ---          ------        ------       -------            ------
   17,199          --           4,176         4,335         3,941             4,341
       --          --           4,335            --         4,341                --
  -------         ---          ------        ------       -------            ------
  $17,199         $--          $8,511        $4,335       $ 8,282            $4,341
  =======         ===          ======        ======       =======            ======

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2005

1.  BUSINESS

Metropolitan Life Separate Account UL (the "Separate Account"), a separate account of Metropolitan Life Insurance Company ("Metropolitan Life"), was established by the Board of Directors of Metropolitan Life Insurance Company on December 13, 1988 to support Metropolitan Life's operations with respect to certain variable universal life insurance policies ("Policies"). Metropolitan Life is a wholly owned subsidiary of MetLife, Inc. ("MetLife"). The Separate Account was registered as a unit investment trust on January 5, 1990 under the Investment Company Act of 1940, as amended, and exists in accordance with the regulations of the New York Insurance Department. The Separate Account supports six variable universal life insurance policies: Flexible Premium Multifunded Life ("UL II"), MetLife Flexible Premium Variable Life ("MetFlex"), Group Variable Universal Life ("GVUL"), Flexible Premium Multifunded Life ("Equity Advantage VUL"), Variable Additional Insurance ("VAI") and Variable Additional Benefits Rider ("VABR").

The Separate Account is divided into eighty-nine investment divisions. The Separate Account presently does not have assets invested in each of the investment divisions but each investment division is available as an investment option. Each investment division invests its assets exclusively in shares of corresponding portfolios, series or funds (with the same name) within the Metropolitan Fund, Janus Fund, AIM Funds, Franklin Fund, Alliance Fund, Fidelity Funds, American Fund, Met Investors Fund, American Century Fund, Delaware Fund, Dreyfus IP Fund, Dreyfus Fund, Goldman Sachs Fund, MFS Fund, Van Kampen Fund, or Wells Fargo Fund (collectively, the "Funds"). For convenience, the portfolios, series, and funds are referred to as "portfolios."

The assets of the Separate Account are registered in the name of Metropolitan Life. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from Metropolitan Life's other assets and liabilities. The portion of the Separate Account's assets attributable to the variable universal life policies is not chargeable with liabilities arising out of any other business Metropolitan Life may conduct.

The table below presents the investment divisions within the Separate Account:

BlackRock Investment       AllianceBernstein Global
Trust Investment Division  Technology Investment
                           Division
BlackRock Diversified      AllianceBernstein U.S.
Investment Division        Government/High Grade
BlackRock Aggressive       Securities
Growth Investment Division Investment Division (a)*
MetLife Stock Index        Fidelity VIP Contrafund
Investment Division        Investment Division
FI International Stock     Fidelity VIP Asset
Investment Division        Manager Growth Investment
                           Division
FI Mid Cap Opportunities   Fidelity VIP Growth
Investment Division        Investment Division
T. Rowe Price Small Cap    Fidelity VIP Investment
Growth Investment Division Grade Bond Investment
                           Division (a)
Oppenheimer Global Equity  Fidelity VIP
Investment Division        Equity-Income Investment
                           Division (a)
Harris Oakmark Large Cap   American Funds Growth
Value Investment Division  Investment Division
Neuberger Berman Mid Cap   American Funds
Value Investment Division  Growth-Income Investment
                           Division
T. Rowe Price Large Cap    American Funds Global
Growth Investment Division Small Capitalization
                           Investment Division
Lehman Brothers Aggregate
Bond Index Investment      T. Rowe Price Mid-Cap
Division                   Growth Investment Division
Morgan Stanley EAFE Index  MFS Research
Investment Division        International Investment
                           Division
Russell 2000 Index         PIMCO Total Return
Investment Division        Investment Division
Met/Putnam Voyager         RCM Global Technology
Investment Division**      Investment Division
Jennison Growth            Lord Abbett Bond
Investment Division (b)    Debenture Investment
                           Division
BlackRock Strategic Value  Lazard Mid-Cap Investment
Investment Division        Division
MetLife Mid Cap Stock      Met/AIM Small Cap Growth
Index Investment Division  Investment Division
Franklin Templeton Small   Harris Oakmark
Cap Growth Investment      International Investment
Division                   Division
BlackRock Large Cap Value  Janus Aggressive Growth
Investment Division        Investment Division
Davis Venture Value        Lord Abbett Growth &
Investment Division        Income Investment Division
Loomis Sayles Small Cap    Neuberger Berman Real
Investment Division        Estate Investment
                           Division (a)
BlackRock Legacy Large     Lord Abbett Growth
Cap Growth Investment      Opportunities Investment
Division                   Division (a)*
MFS Investors Trust        Lord Abbett Mid-Cap Value
Investment Division        Investment Division (a)
BlackRock Bond Income      Third Avenue Small Cap
Investment Division        Value Investment Division
                           (a)
FI Value Leaders           Oppenheimer Capital
Investment Division        Appreciation Investment
                           Division (b)
Harris Oakmark Focused     American Century Vista
Value Investment Division  Investment Division (a)
AllianceBernstein Growth   Salomon Brothers
& Income Investment        Strategic Bond
Division                   Opportunities Investment
                           Division

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)


1.  BUSINESS -- (CONTINUED)

Salomon Brothers U.S. Government       Dreyfus MidCap Stock Investment
Investment Division                    Division (a)*
BlackRock Money Market Investment      Dreyfus Emerging Leaders Investment
Division                               Division (a)
MFS Total Return Investment            Dreyfus International Value
Division (a)                           Investment Division (a)
MetLife Conservative Allocation        Dreyfus Appreciation Investment
Investment Division (b)                Division (a)
MetLife Conservative to Moderate       Goldman Sachs Mid Cap Value
Allocation Investment Division (b)     Investment Division (a)
MetLife Moderate Allocation            Goldman Sachs CORE Small Cap Equity
Investment Division (b)                Investment Division (a)
MetLife Moderate to Aggressive         MFS High Income Investment
Allocation Investment Division (b)     Division (a)
MetLife Aggressive Allocation          MFS Global Equity Investment
Investment Division (b)                Division (a)*
Janus Aspen Large Cap Growth
Investment Division                    MFS Value Investment Division (a)*
Janus Aspen Balanced Investment        MFS New Discovery Investment
Division (a)                           Division (a)*
Janus Aspen Forty Investment           Van Kampen Government Investment
Division (a)*                          Division (a)
AIM V.I Core Stock Investment Division Wells Fargo Advantage Total Return
                                       Bond Investment Division (a)
AIM V.I. Government Securities         Wells Fargo Advantage Money Market
Investment Division (a)                Investment Division (a)*
AIM V.I. Real Estate Investment        Wells Fargo Advantage Asset
Division                               Allocation Investment Division (a)*
Franklin Templeton Foreign Securities  Wells Fargo Advantage Large Company
Investment Division                    Core Investment Division (a)*
Franklin Templeton Growth Securities   Wells Fargo Advantage Large Company
Investment Division (a)*               Growth Investment Division (a)
Franklin Mutual Discovery Securities   Wells Fargo Advantage Equity Income
Investment Division (a)                Investment Division (a)
Delaware Small Cap Value Investment
Division (a)
--------
(a) Operations commenced on May 3, 2004, for thirty-two investment divisions added to the Separate Account on that date.
(b) Operations commenced on May 1, 2005 for seven new investment divisions added to the Separate Account on that date.
 * These Investment Divisions had no assets at December 31, 2005.
** These Investment Divisions will no longer be an available option within the separate account.

2.  SIGNIFICANT ACCOUNTING POLICIES

The financial statements included herein have been provided in accordance with accounting principles generally accepted in the United States of America for variable universal life separate accounts registered as unit investment trusts.

    A. VALUATION OF INVESTMENTS

       Investments are made in the portfolios of the Funds and are valued at the reported net asset values of these portfolios. The investments of the portfolios are valued at fair value. Money market portfolio investments are valued utilizing the amortized cost method of valuation.

    B. SECURITY TRANSACTIONS

       Purchases and sales are recorded on the trade date basis. Realized gains and losses on the sales of investments are computed on the basis of the identified cost of the investment sold. Income from dividends and gains from realized gain distributions are recorded on the ex-distribution date.

    C. FEDERAL INCOME TAXES

       The operations of the Separate Account are included in the Federal income tax return of Metropolitan Life, which is taxed as a life insurance company under the provisions of the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, Metropolitan Life does not expect to incur Federal income taxes on the earnings of the Separate Account to the extent the earnings are credited under the contracts. Accordingly, no charge is being made currently to the Separate Account for Federal income taxes. Metropolitan Life will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any Federal income taxes that would be attributable to the contracts.

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)



2.  SIGNIFICANT ACCOUNTING POLICIES -- (CONTINUED)

    D. NET PREMIUMS

       Metropolitan Life deducts a sales load and a state premium tax charge from premiums before amounts are allocated to the Separate Account. In the case of certain policies, Metropolitan Life also deducts a Federal income tax charge before amounts are allocated to the Separate Account. The Federal income tax charge is imposed in connection with certain policies to recover a portion of the Federal income tax adjustment attributable to policy acquisition expenses.

    E. USE OF ESTIMATES

       The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

    F. PREMIUM PAYMENTS

       Premium payments by Metropolitan Life are credited as accumulation units as of the end of the valuation period in which received, as provided in the prospectus.

    G. NET INVESTMENT DIVISION AND NET OTHER TRANSFERS

       Transfers among investment divisions and fixed fund of the general account are presented under the caption net investment division transfers. Cost of insurance charges, policy loan activity benefit payments, and miscellaneous gains and losses are presented under the caption net other transfers.

3.  EXPENSES

With respect to assets in the Separate Account that support certain policies, Metropolitan Life deducts a charge from the assets of the Separate Account for the assumption of general administrative expenses and mortality and expense risks. This charge is equivalent to an effective annual rate of 0.45% of the average daily values of the assets in the Separate Account for GVUL policies, 0.90% for UL II & UL 2001 policies, 0.75% for VAI and VABR policies less than $250,000, and 0.50% for VAI and VABR policies $250,000 and greater. A charge of 0.60% is assessed against the cash value of the assets in the Separate Account for MetFlex policies, 0.48% for MetFlex C policies and 0.40% for MetFlex Experience policies.

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)



4.  PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and the proceeds from sales of investments for the year ended December 31, 2005 were as follows:

                                                                    PURCHASES  SALES
                                                                    --------- -------
                                                                     (IN THOUSANDS)
BlackRock Investment Trust Investment Division.....................  $15,164  $22,925
BlackRock Diversified Investment Division..........................   18,340   17,926
BlackRock Aggressive Growth Investment Division....................    5,862   13,066
MetLife Stock Index Investment Division............................   60,005   20,388
FI International Stock Investment Division.........................    3,838    3,433
FI Mid Cap Opportunities Investment Division.......................   12,058    9,820
T. Rowe Price Small Cap Growth Investment Division.................    4,748    4,164
Oppenheimer Global Equity Investment Division......................    4,340    2,464
Harris Oakmark Large Cap Value Investment Division.................    8,255    3,858
Neuberger Berman Mid Cap Value Investment Division.................   15,878    1,877
T. Rowe Price Large Cap Growth Investment Division.................    5,287    2,855
Lehman Brothers Aggregate Bond Index Investment Division...........   17,497    3,364
Morgan Stanley EAFE Index Investment Division......................    8,283    2,737
Russell 2000 Index Investment Division.............................    7,694    2,337
Met/Putnam Voyager Investment Division (a).........................      551   10,144
Jennison Growth Investment Division (b)............................   11,182      345
BlackRock Strategic Value Investment Division......................   15,072    3,438
MetLife Mid Cap Stock Index Investment Division....................    9,354    2,296
Franklin Templeton Small Cap Growth Investment Division............      919      412
BlackRock Large Cap Value Investment Division......................    2,001      377
Davis Venture Value Investment Division............................   10,459    1,370
Loomis Sayles Small Cap Investment Division........................    1,657      389
BlackRock Legacy Large Cap Growth Investment Division..............    4,055      983
MFS Investors Trust Investment Division............................      857      299
BlackRock Bond Income Investment Division..........................   16,878    8,895
FI Value Leaders Investment Division...............................    2,159      344
Harris Oakmark Focused Value Investment Division...................    9,535    1,847
Salomon Brothers Strategic Bond Opportunities Investment Division..    4,642      469
Salomon Brothers U.S. Government Investment Division...............    3,186      494
BlackRock Money Market Investment Division.........................    8,142    9,273
MFS Total Return Investment Division...............................    1,694      319
MetLife Conservative Allocation Investment Division (b)............      688      570
MetLife Conservative to Moderate Allocation Investment Division (b)      639       71
MetLife Moderate Allocation Investment Division (b)................    1,526      106
MetLife Moderate to Aggressive Allocation Investment Division (b)..    2,382      102
MetLife Aggressive Allocation Investment Division (b)..............      498       58
Janus Aspen Large Cap Growth Investment Division...................      785      324
Janus Aspen Balanced Investment Division...........................        2        1
AIM V.I. Core Stock Income Investment Division.....................      173      193
AIM V.I.Government Securities Investment Division..................       17       13
AIM V.I. Real Estate Investment Division...........................    1,261      975
Franklin Templeton Foreign Securities Investment Division..........    1,675    1,060
Franklin Mutual Discovery Securities Investment Division...........      119        7
AllianceBernstein Growth and Income Investment Division............      941      159
AllianceBernstein Global Technology Investment Division............       20        1
Fidelity VIP Contrafund Investment Division........................    1,124    1,171
Fidelity VIP Asset Manager Growth Investment Division..............    1,026    1,029
Fidelity VIP Growth Investment Division............................      658      526
Fidelity VIP Investment Grade Bond Investment Division.............       22        1
Fidelity VIP Equity-Income Investment Division.....................      271      240
American Funds Growth Investment Division..........................   18,342      481
American Funds Growth-Income Investment Division...................   11,026      735
American Funds Global Small Capitalization Investment Division.....    9,884    1,358
T. Rowe Price Mid-Cap Growth Investment Division...................    2,978      627

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)



4.  PURCHASES AND SALES OF INVESTMENTS -- (CONTINUED)

                                                               PURCHASES  SALES
                                                               --------- --------
                                                                 (IN THOUSANDS)
MFS Research International Investment Division................ $  1,362  $    444
PIMCO Total Return Investment Division........................    5,779       898
RCM Global Technology Investment Division.....................    1,055       719
Lord Abbett Bond Debenture Investment Division................    3,770     1,913
Lazard Mid-Cap Investment Division............................    1,499       486
Met/AIM Small Cap Growth Investment Division..................      575       215
Harris Oakmark International Investment Division..............    5,876       722
Janus Aggressive Growth Investment Division...................    1,142       323
Lord Abbett Growth and Income Investment Division.............       46        50
Neuberger Berman Real Estate Investment Division..............    5,075       383
Lord Abbett Mid-Cap Value Investment Division.................       33         1
Third Avenue Small Cap Value Investment Division..............       24         1
Oppenheimer Capital Appreciation Investment Division (b)......      130        17
American Century Vista Investment Division....................       14        --
Delaware Small Cap Value Investment Division..................      136         9
Dreyfus Emerging Leaders Investment Division..................       68        74
Dreyfus International Value Investment Division...............      340       180
Dreyfus Appreciation Investment Division......................       14         1
Goldman Sachs Mid Cap Value Investment Division...............      115        77
Goldman Sachs CORE Small Cap Equity Investment Division.......       56        --
MFS High Income Investment Division...........................       23         2
Van Kampen Government Investment Division.....................       14        --
Wells Fargo Advantage Total Return Bond Investment Division...       36        19
Wells Fargo Advantage Large Company Growth Investment Division        4         1
Wells Fargo Advantage Equity Income Investment Division.......        5         1
                                                               --------  --------
Total......................................................... $372,840  $169,252
                                                               ========  ========

--------
(a) For the Period January 1, 2005 to April 30, 2005
(b) For the Period May 1, 2005 to December 31, 2005

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)


5.  CHANGES IN OUTSTANDING UNITS

The changes in units outstanding for the years ended December 31, 2005, 2004, 2003, 2002 and 2001 were as follows:

                                      BLACKROCK           BLACKROCK           BLACKROCK            METLIFE
                                  INVESTMENT TRUST       DIVERSIFIED      AGGRESSIVE GROWTH      STOCK INDEX
                                 INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
                                 ------------------- ------------------- ------------------- -------------------
Outstanding at December, 2004...     16,507,025          13,455,017          11,775,258          29,475,869
Activity during 2005:
  Issued........................      3,207,492           2,906,692           1,944,636           8,538,465
  Redeemed......................     (3,226,358)         (2,722,893)         (2,217,280)         (5,857,345)
                                     ----------          ----------          ----------          ----------
Outstanding at December 31, 2005     16,488,159          13,638,816          11,502,614          32,156,989
                                     ==========          ==========          ==========          ==========

Outstanding at December, 2003...     16,150,806          12,880,974          11,833,051          25,746,955
Activity during 2004:
  Issued........................      3,924,235           3,355,335           2,392,708           9,695,680
  Redeemed......................     (3,568,016)         (2,781,292)         (2,450,501)         (5,966,766)
                                     ----------          ----------          ----------          ----------
Outstanding at December 31, 2004     16,507,025          13,455,017          11,775,258          29,475,869
                                     ==========          ==========          ==========          ==========

Outstanding at December, 2002...     15,059,725          12,267,711          11,447,188          22,139,983
Activity during 2003:
  Issued........................      5,136,368           3,873,184           3,342,849          10,343,323
  Redeemed......................     (4,045,287)         (3,259,921)         (2,956,986)         (6,736,351)
                                     ----------          ----------          ----------          ----------
Outstanding at December 31, 2003     16,150,806          12,880,974          11,833,051          25,746,955
                                     ==========          ==========          ==========          ==========

Outstanding at December, 2001...     13,263,581          11,138,476          10,502,846          17,014,963
Activity during 2002:
  Issued........................      5,072,114           3,677,180           3,343,155           9,909,472
  Redeemed......................     (3,275,970)         (2,547,945)         (2,398,813)         (4,784,452)
                                     ----------          ----------          ----------          ----------
Outstanding at December 31, 2002     15,059,725          12,267,711          11,447,188          22,139,983
                                     ==========          ==========          ==========          ==========

Outstanding at December 31, 2000     11,053,851           9,234,112           9,253,699          11,688,875
Activity during 2001:
  Issued........................      2,828,029           2,199,532           1,392,039           6,525,284
  Redeemed......................       (618,299)           (295,168)           (142,892)         (1,199,196)
                                     ----------          ----------          ----------          ----------
Outstanding at December 31, 2001     13,263,581          11,138,476          10,502,846          17,014,963
                                     ==========          ==========          ==========          ==========

--------
(a) For the Period January 1, 2005 to April 30, 2005
(b) For the Period May 1, 2005 to December 31, 2005

        FI              FI MID CAP         T. ROWE PRICE        OPPENHEIMER       HARRIS OAKMARK     NEUBERGER BERMAN
INTERNATIONAL STOCK    OPPORTUNITIES     SMALL CAP GROWTH      GLOBAL EQUITY      LARGE CAP VALUE      MID CAP VALUE
INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
     3,241,370          14,284,163           5,056,605           2,201,362           3,767,330           2,435,399
       681,133           3,117,992             928,886             507,092           1,297,280           1,131,537
      (628,162)         (2,881,655)           (882,149)           (394,736)           (978,617)           (654,171)
    ----------          ----------          ----------           ---------           ---------           ---------
     3,294,341          14,520,500           5,103,342           2,314,718           4,085,993           2,912,765
    ==========          ==========          ==========           =========           =========           =========

     3,484,064          13,347,672           4,901,924           2,140,330           3,060,299           1,946,013
       836,252           3,915,991           1,398,854             581,796           1,553,632           1,037,887
    (1,078,946)         (2,979,500)         (1,244,173)           (520,764)           (846,601)           (548,501)
    ----------          ----------          ----------           ---------           ---------           ---------
     3,241,370          14,284,163           5,056,605           2,201,362           3,767,330           2,435,399
    ==========          ==========          ==========           =========           =========           =========

     3,295,967          11,520,986           4,424,009           1,978,122           2,346,360           1,567,159
     1,223,657           5,468,760           1,519,683             768,113           1,638,761             891,629
    (1,035,560)         (3,642,074)         (1,041,768)           (605,905)           (924,821)           (512,775)
    ----------          ----------          ----------           ---------           ---------           ---------
     3,484,064          13,347,672           4,901,924           2,140,330           3,060,299           1,946,013
    ==========          ==========          ==========           =========           =========           =========

     3,106,074           8,480,928           3,525,259           2,000,284           1,241,734           1,076,200
     1,175,721           5,867,396           1,743,406             687,358           1,697,444             906,176
      (985,828)         (2,827,338)           (844,656)           (709,520)           (592,818)           (415,217)
    ----------          ----------          ----------           ---------           ---------           ---------
     3,295,967          11,520,986           4,424,009           1,978,122           2,346,360           1,567,159
    ==========          ==========          ==========           =========           =========           =========

     2,709,428           5,366,963           2,995,187           1,848,336             219,792             456,316
     1,578,452           3,700,863             880,371             209,233           1,076,397             790,365
    (1,181,806)           (586,898)           (350,299)            (57,285)            (54,455)           (170,481)
    ----------          ----------          ----------           ---------           ---------           ---------
     3,106,074           8,480,928           3,525,259           2,000,284           1,241,734           1,076,200
    ==========          ==========          ==========           =========           =========           =========

   T. ROWE PRICE
 LARGE CAP GROWTH
INVESTMENT DIVISION
-------------------
     3,297,088
       940,963
      (769,988)
    ----------
     3,468,063
    ==========

     3,290,117
     1,152,778
    (1,145,807)
    ----------
     3,297,088
    ==========

     2,852,995
     1,407,833
      (970,711)
    ----------
     3,290,117
    ==========

     2,123,783
     1,288,960
      (559,748)
    ----------
     2,852,995
    ==========

       632,411
     2,004,268
      (512,895)
    ----------
     2,123,783
    ==========

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)


5.  CHANGES IN OUTSTANDING UNITS

The changes in units outstanding for the years ended December 31, 2005, 2004, 2003, 2002 and 2001 were as follows:

                                   LEHMAN BROTHERS      MORGAN STANLEY       RUSSELL 2000           MET/PUTNAM
                                 AGGREGATE BOND INDEX     EAFE INDEX             INDEX                VOYAGER
                                 INVESTMENT DIVISION  INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION (A)
                                 -------------------- ------------------- ------------------- -----------------------
Outstanding at December, 2004...       4,812,639           3,014,776           2,380,540             2,202,130
Activity during 2005:
  Issued........................       1,885,856           1,268,548             809,404               254,937
  Redeemed......................      (1,078,522)           (819,218)           (570,657)           (2,457,067)
                                      ----------          ----------           ---------            ----------
Outstanding at December 31, 2005       5,619,973           3,464,106           2,619,287                    --
                                      ==========          ==========           =========            ==========

Outstanding at December, 2003...       4,063,920           2,675,762           2,084,869             1,913,297
Activity during 2004:
  Issued........................       2,029,620           1,731,659           1,029,824               769,919
  Redeemed......................      (1,280,901)         (1,392,645)           (734,153)             (481,086)
                                      ----------          ----------           ---------            ----------
Outstanding at December 31, 2004       4,812,639           3,014,776           2,380,540             2,202,130
                                      ==========          ==========           =========            ==========

Outstanding at December, 2002...       4,147,462           2,043,759           1,614,358             1,462,795
Activity during 2003:
  Issued........................       2,096,788           2,173,974           1,137,815             1,235,498
  Redeemed......................      (2,180,330)         (1,541,971)           (667,304)             (784,996)
                                      ----------          ----------           ---------            ----------
Outstanding at December 31, 2003       4,063,920           2,675,762           2,084,869             1,913,297
                                      ==========          ==========           =========            ==========

Outstanding at December, 2001...       3,152,509           1,351,803             920,213               792,111
Activity during 2002:
  Issued........................       1,775,342           1,484,630           1,015,335             1,074,526
  Redeemed......................        (780,389)           (792,674)           (321,190)             (403,842)
                                      ----------          ----------           ---------            ----------
Outstanding at December 31, 2002       4,147,462           2,043,759           1,614,358             1,462,795
                                      ==========          ==========           =========            ==========

Outstanding at December 31, 2000       1,730,248             543,960             512,462               131,399
Activity during 2001:
  Issued........................       2,266,805           1,864,843           1,180,953               704,179
  Redeemed......................        (844,544)         (1,057,000)           (773,202)              (43,467)
                                      ----------          ----------           ---------            ----------
Outstanding at December 31, 2001       3,152,509           1,351,803             920,213               792,111
                                      ==========          ==========           =========            ==========

--------
(a) For the Period January 1, 2005 to April 30, 2005
(b) For the Period May 1, 2005 to December 31, 2005

       JENNISON              BLACKROCK          METLIFE MID     FRANKLIN TEMPLETON       BLACKROCK             DAVIS
        GROWTH            STRATEGIC VALUE     CAP STOCK INDEX    SMALL CAP GROWTH     LARGE CAP VALUE      VENTURE VALUE
INVESTMENT DIVISION (B) INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
----------------------- ------------------- ------------------- ------------------- ------------------- -------------------
              --             4,164,014           2,658,110            440,124             271,012            1,365,956
       1,299,954             1,327,411             949,998            163,769             238,963              643,359
          (2,312)           (1,005,489)           (622,167)          (128,927)           (113,868)            (269,331)
       ---------            ----------           ---------           --------            --------            ---------
       1,297,642             4,485,936           2,985,941            474,966             396,107            1,739,984
       =========            ==========           =========           ========            ========            =========

              --             3,371,798           2,338,101            328,803             102,570            1,321,574
              --             1,705,456           1,211,510            240,018             263,903              446,367
              --              (913,240)           (891,501)          (128,697)            (95,461)            (401,985)
       ---------            ----------           ---------           --------            --------            ---------
              --             4,164,014           2,658,110            440,124             271,012            1,365,956
       =========            ==========           =========           ========            ========            =========

              --             2,598,639           1,762,240            198,385              23,496              900,662
              --             1,831,813           1,300,500            265,917             146,238              650,200
              --            (1,058,654)           (724,639)          (135,499)            (67,164)            (229,288)
       ---------            ----------           ---------           --------            --------            ---------
              --             3,371,798           2,338,101            328,803             102,570            1,321,574
       =========            ==========           =========           ========            ========            =========

              --             1,316,864             866,858             51,873                  --              297,193
              --             1,943,755           1,231,436            214,974              27,193              753,643
              --              (661,980)           (336,054)           (69,162)             (3,697)            (150,174)
       ---------            ----------           ---------           --------            --------            ---------
              --             2,598,639           1,762,240            197,685              23,496              900,662
       =========            ==========           =========           ========            ========            =========

              --               163,715             209,870                 --                  --               38,970
              --             1,201,369             693,141             54,353                  --              267,331
              --               (48,220)            (36,153)            (2,480)                 --               (9,108)
       ---------            ----------           ---------           --------            --------            ---------
              --             1,316,864             866,858             51,873                  --              297,193
       =========            ==========           =========           ========            ========            =========

   LOOMIS SAYLES
     SMALL CAP
INVESTMENT DIVISION
-------------------
       37,547
       13,626
      (11,195)
      -------
       39,978
      =======

       30,184
       16,531
       (9,168)
      -------
       37,547
      =======

       18,232
       21,304
       (9,352)
      -------
       30,184
      =======

       10,705
       12,460
       (4,933)
      -------
       18,232
      =======

        2,113
        9,852
       (1,260)
      -------
       10,705
      =======

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)


5.  CHANGES IN OUTSTANDING UNITS

The changes in units outstanding for the years ended December 31, 2005, 2004, 2003, 2002 and 2001 are as follows:

                                        BLACKROCK                MFS              BLACKROCK              FI
                                 LEGACY LARGE CAP GROWTH   INVESTORS TRUST       BOND INCOME        VALUE LEADERS
                                   INVESTMENT DIVISION   INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
                                 ----------------------- ------------------- ------------------- -------------------
Outstanding at December, 2004...          851,014              366,699            4,716,266            101,071
Activity during 2005:
  Issued........................          506,273              159,329            1,284,065            221,903
  Redeemed......................         (156,106)            (100,164)            (989,587)           (74,002)
                                        ---------             --------           ----------            -------
Outstanding at December 31, 2005        1,201,181              425,864            5,010,744            248,972
                                        =========             ========           ==========            =======

Outstanding at December, 2003...          721,385              185,957            5,516,605             48,986
Activity during 2004:
  Issued........................          210,673              271,608            1,298,199             78,162
  Redeemed......................          (81,044)             (90,867)          (2,098,538)           (26,077)
                                        ---------             --------           ----------            -------
Outstanding at December 31, 2004          851,014              366,699            4,716,266            101,071
                                        =========             ========           ==========            =======

Outstanding at December, 2002...          589,478              103,733            5,564,010             11,904
Activity during 2003:
  Issued........................          200,025              272,147            1,493,801             75,250
  Redeemed......................          (68,118)            (189,922)          (1,541,206)           (38,168)
                                        ---------             --------           ----------            -------
Outstanding at December 31, 2003          721,385              185,957            5,516,605             48,986
                                        =========             ========           ==========            =======

Outstanding at December, 2001...            6,142               42,646            4,202,226              2,905
Activity during 2002:
  Issued........................          624,223              110,194            2,093,319             14,522
  Redeemed......................          (40,887)             (49,107)            (731,534)            (5,523)
                                        ---------             --------           ----------            -------
Outstanding at December 31, 2002          589,478              103,733            5,564,010             11,904
                                        =========             ========           ==========            =======

Outstanding at December 31, 2000               --                   --            3,979,594                 --
Activity during 2001:
  Issued........................            6,142               46,829            1,197,151              2,905
  Redeemed......................               --               (4,183)            (974,519)                --
                                        ---------             --------           ----------            -------
Outstanding at December 31, 2001            6,142               42,646            4,202,226              2,905
                                        =========             ========           ==========            =======

--------
(a) For the Period January 1, 2005 to April 30, 2005
(b) For the Period May 1, 2005 to December 31, 2005

                     SALOMON BROTHERS
  HARRIS OAKMARK      STRATEGIC BOND     SALOMON BROTHERS        BLACKROCK              MFS                 METLIFE
   FOCUSED VALUE       OPPORTUNITIES      U.S. GOVERNMENT      MONEY MARKET        TOTAL RETURN     CONSERVATIVE ALLOCATION
INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION (B)
------------------- ------------------- ------------------- ------------------- ------------------- -----------------------
      153,755             595,935             705,185            1,880,485             69,547                   --
       71,513             474,609             399,842              380,493            201,160               53,570
      (43,103)           (227,248)           (225,455)            (500,219)           (80,601)                  --
      -------            --------            --------           ----------            -------               ------
      182,165             843,296             879,572            1,760,759            190,106               53,570
      =======            ========            ========           ==========            =======               ======

      115,343             374,682             559,100            1,760,371                 --                   --
       73,501             412,201             424,585              965,141             78,798                   --
      (35,089)           (190,947)           (278,500)            (845,027)            (9,251)                  --
      -------            --------            --------           ----------            -------               ------
      153,755             595,935             705,185            1,880,485             69,547                   --
      =======            ========            ========           ==========            =======               ======

       76,067             177,044             340,014            1,980,526                 --                   --
       72,160             429,416             625,967              526,412                 --                   --
      (32,884)           (231,778)           (406,881)            (746,567)                --                   --
      -------            --------            --------           ----------            -------               ------
      115,343             374,682             559,100            1,760,371                 --                   --
      =======            ========            ========           ==========            =======               ======

       22,681              41,474              71,098            2,156,130                 --                   --
       71,897             194,389             393,248            1,769,735                 --                   --
      (18,511)            (58,819)           (124,332)          (1,945,339)                --                   --
      -------            --------            --------           ----------            -------               ------
       76,067             177,044             340,014            1,980,526                 --                   --
      =======            ========            ========           ==========            =======               ======

           --                  --                  --            1,478,851                 --                   --
       23,760              42,074              99,284            2,982,743                 --                   --
       (1,079)               (600)            (28,186)          (2,305,464)                --                   --
      -------            --------            --------           ----------            -------               ------
       22,681              41,474              71,098            2,156,130                 --                   --
      =======            ========            ========           ==========            =======               ======

 METLIFE CONSERVATIVE
TO MODERATE ALLOCATION
INVESTMENT DIVISION (B)
-----------------------
            --
        65,370
            --
        ------
        65,370
        ======

            --
            --
            --
        ------
            --
        ======

            --
            --
            --
        ------
            --
        ======

            --
            --
            --
        ------
            --
        ======

            --
            --
            --
        ------
            --
        ======

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)


5.  CHANGES IN OUTSTANDING UNITS

The changes in units outstanding for the years ended December 31, 2005, 2004, 2003, 2002 and 2001 are as follows:

                                            METLIFE                 METLIFE                 METLIFE             JANUS ASPEN
                                      MODERATE ALLOCATION   MODERATE TO AGGRESSIVE   AGGRESSIVE ALLOCATION   LARGE CAP GROWTH
                                    INVESTMENT DIVISION (B) INVESTMENT DIVISION (B) INVESTMENT DIVISION (B) INVESTMENT DIVISION
                                    ----------------------- ----------------------- ----------------------- -------------------
Outstanding at December, 2004......              --                      --                     --                509,009
Activity during 2005:
  Issued...........................         165,720                 249,839                 49,908                 87,782
  Redeemed.........................              --                      --                     --                (33,138)
                                            -------                 -------                 ------               --------
Outstanding at December 31, 2005...         165,720                 249,839                 49,908                563,653
                                            =======                 =======                 ======               ========

Outstanding at December, 2003......              --                      --                     --                435,309
Activity during 2004:
  Issued...........................              --                      --                     --                109,707
  Redeemed.........................              --                      --                     --                (36,007)
                                            -------                 -------                 ------               --------
Outstanding at December 31, 2004...              --                      --                     --                509,009
                                            =======                 =======                 ======               ========

Outstanding at December, 2002......              --                      --                     --                354,373
Activity during 2003:
  Issued...........................              --                      --                     --                122,611
  Redeemed.........................              --                      --                     --                (41,675)
                                            -------                 -------                 ------               --------
Outstanding at December 31, 2003...              --                      --                     --                435,309
                                            =======                 =======                 ======               ========

Outstanding at December, 2001......              --                      --                     --                235,634
Activity during 2002:
  Issued...........................              --                      --                     --                149,284
  Redeemed.........................              --                      --                     --                (30,545)
                                            -------                 -------                 ------               --------
Outstanding at December 31, 2002...              --                      --                     --                354,373
                                            =======                 =======                 ======               ========

Outstanding at December 31, 2000...              --                      --                     --                472,795
Activity during 2001:
  Issued...........................              --                      --                     --                 83,668
  Redeemed.........................              --                      --                     --               (320,829)
                                            -------                 -------                 ------               --------
  Outstanding at December 31, 2001.              --                      --                     --                235,634
                                            =======                 =======                 ======               ========

--------
(a) For the Period January 1, 2005 to April 30, 2005
(b) For the Period May 1, 2005 to December 31, 2005

    JANUS ASPEN          AIM V.I.             AIM V.I.             AIM V.I.       FRANKLIN TEMPLETON    FRANKLIN MUTUAL
     BALANCED           CORE STOCK      GOVERNMENT SECURITIES     REAL ESTATE     FOREIGN SECURITIES  DISCOVERY SECURITIES
INVESTMENT DIVISION INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
------------------- ------------------- --------------------- ------------------- ------------------- --------------------
         22               23,651                  420                54,709             444,204                 --
        171                4,977                1,092                25,913              97,898              9,276
         (6)              (6,776)                (743)              (16,625)            (53,625)              (138)
        ---               ------                -----               -------            --------              -----
        187               21,852                  769                63,997             488,477              9,138
        ===               ======                =====               =======            ========              =====

         --               18,859                   --                10,108             403,047                 --
         23                5,644                  428                54,984             183,668                 --
         (1)                (852)                  (8)              (10,383)           (142,511)                --
        ---               ------                -----               -------            --------              -----
         22               23,651                  420                54,709             444,204                 --
        ===               ======                =====               =======            ========              =====

         --               15,365                   --                14,055             344,105                 --
         --                5,885                   --                 1,901             117,960                 --
         --               (2,391)                  --                (5,848)            (59,018)                --
        ---               ------                -----               -------            --------              -----
         --               18,859                   --                10,108             403,047                 --
        ===               ======                =====               =======            ========              =====

         --               12,483                   --                 7,465             188,768                 --
         --                4,795                   --                60,533             183,240                 --
         --               (1,913)                  --               (53,943)            (27,903)                --
        ---               ------                -----               -------            --------              -----
         --               15,365                   --                14,055             344,105                 --
        ===               ======                =====               =======            ========              =====

         --                2,456                   --                 9,542              98,800                 --
         --               11,546                   --                   595             118,324                 --
         --               (1,519)                  --                (2,672)            (28,356)                --
        ---               ------                -----               -------            --------              -----
         --               12,483                   --                 7,465             188,768                 --
        ===               ======                =====               =======            ========              =====

 ALLIANCEBERNSTEIN
 GROWTH AND INCOME
INVESTMENT DIVISION
-------------------
      274,728
       77,584
      (14,278)
      -------
      338,034
      =======

      197,000
       90,253
      (12,524)
      -------
      274,728
      =======

      150,344
       67,017
      (20,361)
      -------
      197,000
      =======

       64,535
       95,064
       (9,255)
      -------
      150,344
      =======

        5,619
       60,373
       (1,457)
      -------
       64,535
      =======

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)


5.  CHANGES IN OUTSTANDING UNITS

The changes in units outstanding for the years ended December 31, 2005, 2004, 2003, 2002 and 2001 are as follows:

                                  ALLIANCEBERNSTEIN     FIDELITY VIP         FIDELITY VIP        FIDELITY VIP
                                  GLOBAL TECHNOLOGY      CONTRAFUND      ASSET MANAGER GROWTH       GROWTH
                                 INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION  INVESTMENT DIVISION
                                 ------------------- ------------------- -------------------- -------------------
Outstanding at December, 2004...         4,324              77,301              83,331               57,359
Activity during 2005:
  Issued........................         4,400              24,890              24,061               50,495
  Redeemed......................          (171)            (27,777)            (26,640)             (29,880)
                                       -------             -------             -------              -------
Outstanding at December 31, 2005         8,553              74,414              80,752               77,974
                                       =======             =======             =======              =======

Outstanding at December, 2003...        10,005              97,404              53,872               47,360
Activity during 2004:
  Issued........................         1,377              19,035              37,333               20,007
  Redeemed......................        (7,058)            (39,138)             (7,874)             (10,008)
                                       -------             -------             -------              -------
Outstanding at December 31, 2004         4,324              77,301              83,331               57,359
                                       =======             =======             =======              =======

Outstanding at December, 2002...         5,945              34,844              19,894               28,321
Activity during 2003:
  Issued........................         4,561              90,132              38,810               20,181
  Redeemed......................          (501)            (27,572)             (4,832)              (1,142)
                                       -------             -------             -------              -------
Outstanding at December 31, 2003        10,005              97,404              53,872               47,360
                                       =======             =======             =======              =======

Outstanding at December, 2001...         2,312               3,000              12,946               12,892
Activity during 2002:
  Issued........................         3,633              32,421              15,169               18,447
  Redeemed......................            --                (577)             (8,221)              (3,018)
                                       -------             -------             -------              -------
Outstanding at December 31, 2002         5,945              34,844              19,894               28,321
                                       =======             =======             =======              =======

Outstanding at December 31, 2000            --                  --                  --                   --
Activity during 2001:
  Issued........................        26,384               3,068              13,596               16,938
  Redeemed......................       (24,072)                (68)               (650)              (4,046)
                                       -------             -------             -------              -------
Outstanding at December 31, 2001         2,312               3,000              12,946               12,892
                                       =======             =======             =======              =======

--------
(a) For the Period January 1, 2005 to April 30, 2005
(b) For the Period May 1, 2005 to December 31, 2005

    FIDELITY VIP         FIDELITY VIP       AMERICAN FUNDS      AMERICAN FUNDS          AMERICAN FUNDS           T. ROWE PRICE
INVESTMENT GRADE BOND    EQUITY-INCOME          GROWTH           GROWTH-INCOME    GLOBAL SMALL CAPITALIZATION   MID-CAP GROWTH
 INVESTMENT DIVISION  INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION     INVESTMENT DIVISION     INVESTMENT DIVISION
--------------------- ------------------- ------------------- ------------------- --------------------------- -------------------
        1,268                   928             656,749              811,401                 676,191                 856,351
        2,025                19,013             429,219              460,047                 728,909                 562,461
         (137)              (17,751)           (187,834)            (236,401)               (316,497)               (286,778)
        -----               -------            --------            ---------               ---------               ---------
        3,156                 2,190             898,134            1,035,047               1,088,603               1,132,034
        =====               =======            ========            =========               =========               =========

           --                    --             417,055              524,999                 377,860                 526,964
        1,268                   928             378,500              469,450                 517,429                 519,499
           --                    --            (138,806)            (183,048)               (219,098)               (190,112)
        -----               -------            --------            ---------               ---------               ---------
        1,268                   928             656,749              811,401                 676,191                 856,351
        =====               =======            ========            =========               =========               =========

           --                    --             221,157              286,757                 202,753                 293,610
           --                    --             312,863              387,399                 374,722                 387,383
           --                    --            (116,965)            (149,157)               (199,615)               (154,029)
        -----               -------            --------            ---------               ---------               ---------
           --                    --             417,055              524,999                 377,860                 526,964
        =====               =======            ========            =========               =========               =========

           --                    --              52,867               68,422                  49,334                  67,548
           --                    --             216,988              285,959                 225,504                 327,750
           --                    --             (48,698)             (67,623)                (72,085)               (101,688)
        -----               -------            --------            ---------               ---------               ---------
           --                    --             221,157              286,757                 202,753                 293,610
        =====               =======            ========            =========               =========               =========

           --                    --                  --                   --                      --                      --
           --                    --              66,595               76,008                  55,145                  70,583
           --                    --             (13,728)              (7,587)                 (5,811)                 (3,035)
        -----               -------            --------            ---------               ---------               ---------
           --                    --              52,867               68,422                  49,334                  67,548
        =====               =======            ========            =========               =========               =========

   MFS RESEARCH
   INTERNATIONAL
INVESTMENT DIVISION
-------------------
      234,898
      152,985
      (93,776)
     --------
      294,107
     ========

      151,293
      415,775
     (332,169)
     --------
      234,898
     ========

       95,230
      397,254
     (341,191)
     --------
      151,293
     ========

       27,998
      238,633
     (171,401)
     --------
       95,230
     ========

           --
      112,621
      (84,623)
     --------
       27,998
     ========

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)


5.  CHANGES IN OUTSTANDING UNITS

The changes in units outstanding for the years ended December 31, 2005, 2004, 2003, 2002 and 2001 are as follows:

                                        PIMCO                RCM             LORD ABBETT           LAZARD
                                    TOTAL RETURN      GLOBAL TECHNOLOGY    BOND DEBENTURE          MID CAP
                                 INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
                                 ------------------- ------------------- ------------------- -------------------
Outstanding at December, 2004...      1,483,392           1,273,073           1,015,708            171,772
Activity during 2005:
  Issued........................        818,646             518,666             328,926            136,196
  Redeemed......................       (452,789)           (456,796)           (259,490)           (81,672)
                                      ---------           ---------           ---------            -------
Outstanding at December 31, 2005      1,849,249           1,334,943           1,085,144            226,296
                                      =========           =========           =========            =======

Outstanding at December, 2003...      1,041,644             932,206             963,357             91,521
Activity during 2004:
  Issued........................        865,523             888,971             444,003            171,923
  Redeemed......................       (423,775)           (548,104)           (391,651)           (91,672)
                                      ---------           ---------           ---------            -------
Outstanding at December 31, 2004      1,483,392           1,273,073           1,015,708            171,772
                                      =========           =========           =========            =======

Outstanding at December, 2002...        533,674             415,928             812,767             29,655
Activity during 2003:
  Issued........................      1,055,297             896,499             477,823             95,790
  Redeemed......................       (547,327)           (380,221)           (327,234)           (33,924)
                                      ---------           ---------           ---------            -------
Outstanding at December 31, 2003      1,041,644             932,206             963,357             91,521
                                      =========           =========           =========            =======

Outstanding at December, 2001...        103,173             121,238             810,764                 --
Activity during 2002:
  Issued........................        622,404             436,505             216,200             32,741
  Redeemed......................       (191,903)           (141,815)           (214,197)            (3,086)
                                      ---------           ---------           ---------            -------
Outstanding at December 31, 2002        533,674             415,928             812,767             29,655
                                      =========           =========           =========            =======

Outstanding at December 31, 2000             --                  --             602,510                 --
Activity during 2001:
  Issued........................        123,449             127,903             291,500                 --
  Redeemed......................        (20,276)             (6,665)            (83,247)                --
                                      ---------           ---------           ---------            -------
Outstanding at December 31, 2001        103,173             121,238             810,764                 --
                                      =========           =========           =========            =======

--------
(a) For the Period January 1, 2005 to April 30, 2005
(b) For the Period May 1, 2005 to December 31, 2005

      MET/AIM         HARRIS OAKMARK           JANUS            LORD ABBETT      NEUBERGER BERMAN       LORD ABBETT
 SMALL CAP GROWTH      INTERNATIONAL     AGGRESSIVE GROWTH   GROWTH AND INCOME      REAL ESTATE        MID-CAP VALUE
INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
      101,110             289,245              741,720             5,975              151,740                 21
       72,111             536,478              290,526               943              536,011              2,575
      (44,000)           (188,930)            (187,721)           (2,550)            (184,319)               (53)
      -------            --------            ---------            ------             --------              -----
      129,221             636,793              844,525             4,368              503,432              2,543
      =======            ========            =========            ======             ========              =====

       60,439              71,528              582,357             2,532                   --                 --
       79,501             431,218              350,164             3,572              172,116                 21
      (38,830)           (213,501)            (190,802)             (128)             (20,376)                (1)
      -------            --------            ---------            ------             --------              -----
      101,110             289,245              741,720             5,975              151,740                 21
      =======            ========            =========            ======             ========              =====

       15,245              17,743              389,441                --                   --                 --
       98,694             179,732            1,093,048             2,572                   --                 --
      (53,500)           (125,947)            (900,132)              (40)                  --                 --
      -------            --------            ---------            ------             --------              -----
       60,439              71,528              582,357             2,532                   --                 --
      =======            ========            =========            ======             ========              =====

           --                  --              135,682                --                   --                 --
       16,778              22,058              413,804                --                   --                 --
       (1,533)             (4,315)            (160,044)               --                   --                 --
      -------            --------            ---------            ------             --------              -----
       15,245              17,743              389,441                --                   --                 --
      =======            ========            =========            ======             ========              =====

           --                  --                   --                --                   --                 --
           --                  --              162,214                --                   --                 --
           --                  --              (26,533)               --                   --                 --
      -------            --------            ---------            ------             --------              -----
           --                  --              135,682                --                   --                 --
      =======            ========            =========            ======             ========              =====

   THIRD AVENUE
  SMALL CAP VALUE
INVESTMENT DIVISION
-------------------
         366
       1,821
        (114)
       -----
       2,073
       =====

          --
         373
          (7)
       -----
         366
       =====

          --
          --
          --
       -----
          --
       =====

          --
          --
          --
       -----
          --
       =====

          --
          --
          --
       -----
          --
       =====

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)


5.  CHANGES IN OUTSTANDING UNITS

The changes in units outstanding for the years ended December 31, 2005, 2004, 2003, 2002 and 2001 are as follows:

                                   OPPENHEIMER CAPITAL    AMERICAN CENTURY        DELAWARE        DREYFUS EMERGING
                                      APPRECIATION              VISTA          SMALL CAP VALUE         LEADERS
                                 INVESTMENT DIVISION (B) INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
                                 ----------------------- ------------------- ------------------- -------------------
Outstanding at December, 2004...             --                    --                  --                 --
Activity during 2005:
  Issued........................         13,476                 1,295              10,566                940
  Redeemed......................         (2,888)                  (43)               (690)               (24)
                                         ------                 -----              ------                ---
Outstanding at December 31, 2005         10,588                 1,252               9,876                916
                                         ======                 =====              ======                ===

Outstanding at December, 2003...             --                    --                  --                 --
Activity during 2004:
  Issued........................             --                    --                  --                 --
  Redeemed......................             --                    --                  --                 --
                                         ------                 -----              ------                ---
Outstanding at December 31, 2004             --                    --                  --                 --
                                         ======                 =====              ======                ===

Outstanding at December, 2002...             --                    --                  --                 --
Activity during 2003:
  Issued........................             --                    --                  --                 --
  Redeemed......................             --                    --                  --                 --
                                         ------                 -----              ------                ---
Outstanding at December 31, 2003             --                    --                  --                 --
                                         ======                 =====              ======                ===

Outstanding at December, 2001...             --                    --                  --                 --
Activity during 2002:
  Issued........................             --                    --                  --                 --
  Redeemed......................             --                    --                  --                 --
                                         ------                 -----              ------                ---
Outstanding at December 31, 2002             --                    --                  --                 --
                                         ======                 =====              ======                ===

Outstanding at December 31, 2000             --                    --                  --                 --
Activity during 2001:
  Issued........................             --                    --                  --                 --
  Redeemed......................             --                    --                  --                 --
                                         ------                 -----              ------                ---
Outstanding at December 31, 2001             --                    --                  --                 --
                                         ======                 =====              ======                ===

--------
(a) For the Period January 1, 2005 to April 30, 2005
(b) For the Period May 1, 2005 to December 31, 2005

      DREYFUS             DREYFUS          GOLDMAN SACHS        GOLDMAN SACHS             MFS             VAN KAMPEN
INTERNATIONAL VALUE    APPRECIATION        MID CAP VALUE    CORE SMALL CAP EQUITY     HIGH INCOME         GOVERNMENT
INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION INVESTMENT DIVISION
------------------- ------------------- ------------------- --------------------- ------------------- -------------------
        1,371                324               1,123                   --                4,700                  --
       25,402              1,387               9,745                4,244                1,719               1,280
      (12,214)              (120)             (7,099)                  (5)                (181)                 (8)
      -------              -----              ------                -----                -----               -----
       14,559              1,591               3,769                4,239                6,238               1,272
      =======              =====              ======                =====                =====               =====

           --                 --                  --                   --                   --                  --
        1,371                336               1,123                   --                4,700                  --
           --                (12)                 --                   --                   --                  --
      -------              -----              ------                -----                -----               -----
        1,371                324               1,123                   --                4,700                  --
      =======              =====              ======                =====                =====               =====

           --                 --                  --                   --                   --                  --
           --                 --                  --                   --                   --                  --
           --                 --                  --                   --                   --                  --
      -------              -----              ------                -----                -----               -----
           --                 --                  --                   --                   --                  --
      =======              =====              ======                =====                =====               =====

           --                 --                  --                   --                   --                  --
           --                 --                  --                   --                   --                  --
           --                 --                  --                   --                   --                  --
      -------              -----              ------                -----                -----               -----
           --                 --                  --                   --                   --                  --
      =======              =====              ======                =====                =====               =====

           --                 --                  --                   --                   --                  --
           --                 --                  --                   --                   --                  --
           --                 --                  --                   --                   --                  --
      -------              -----              ------                -----                -----               -----
           --                 --                  --                   --                   --                  --
      =======              =====              ======                =====                =====               =====

WELLS FARGO ADVANTAGE
  TOTAL RETURN BOND
 INVESTMENT DIVISION
---------------------
           --
        1,631
          (11)
        -----
        1,620
        =====

           --
           --
           --
        -----
           --
        =====

           --
           --
           --
        -----
           --
        =====

           --
           --
           --
        -----
           --
        =====

           --
           --
           --
        -----
           --
        =====

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)


5.  CHANGES IN OUTSTANDING UNITS

The changes in units outstanding for the years ended December 31, 2005, 2004, 2003, 2002 and 2001 are as follows:

                                   WELLS FARGO ADVANTAGE WELLS FARGO ADVANTAGE
                                   LARGE COMPANY GROWTH      EQUITY INCOME
                                    INVESTMENT DIVISION   INVESTMENT DIVISION
                                   --------------------- ---------------------
  Outstanding at December, 2004...          416                   402
  Activity during 2005:
    Issued........................          464                   422
    Redeemed......................         (108)                  (97)
                                           ----                   ---
  Outstanding at December 31, 2005          772                   727
                                           ====                   ===

  Outstanding at December, 2003...           --                    --
  Activity during 2004:
    Issued........................          424                   410
    Redeemed......................           (8)                   (8)
                                           ----                   ---
  Outstanding at December 31, 2004          416                   402
                                           ====                   ===

  Outstanding at December, 2002...           --                    --
  Activity during 2003:
    Issued........................           --                    --
    Redeemed......................           --                    --
                                           ----                   ---
  Outstanding at December 31, 2003           --                    --
                                           ====                   ===

  Outstanding at December, 2001...           --                    --
  Activity during 2002:
    Issued........................           --                    --
    Redeemed......................           --                    --
                                           ----                   ---
  Outstanding at December 31, 2002           --                    --
                                           ====                   ===

  Outstanding at December 31, 2000           --                    --
  Activity during 2001:
    Issued........................           --                    --
    Redeemed......................           --                    --
                                           ----                   ---
  Outstanding at December 31, 2001           --                    --
                                           ====                   ===

--------
(a) For the Period January 1, 2005 to April 30, 2005
(b) For the Period May 1, 2005 to December 31, 2005

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)



6.  UNIT VALUES

The following table is a summary of unit values and units outstanding for the Policies and the expenses as a percentage of average net assets, excluding expenses for the underlying portfolios, for the year ended December 31, 2005, 2004, 2003 and 2002 and 2001 respectively, or lesser time period if applicable.

                                                            BLACKROCK           BLACKROCK           BLACKROCK
                                                        INVESTMENT TRUST       DIVERSIFIED      AGGRESSIVE GROWTH
                                                       INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
                                                       ------------------- ------------------- -------------------
2005
Units.................................................        16,488,159          13,638,816          11,502,614
Unit Fair Value, Lowest to Highest (1)................  $12.13 to $37.35    $13.18 to $33.65    $14.64 to $20.73
Net Assets (In Thousands).............................          $401,557            $319,750            $222,220
Investment Income Ratio to Net Assets (2).............             1.09%               1.57%               0.00%
Expenses as a percent of Average Net Assets, Lowest to
 Highest (3)..........................................    0.45% to 0.90%      0.40% to 0.90%      0.40% to 0.90%
Total Return, Lowest to Highest (4)...................    2.67% to 3.59%      2.13% to 3.05%     9.72% to 10.70%
2004
Units.................................................        16,507,025          13,455,017          11,775,258
Unit Fair Value, Lowest to Highest (1)................  $11.71 to $36.38    $12.79 to $32.95    $13.23 to $18.89
Net Assets (In Thousands).............................          $399,817            $315,177            $207,749
Investment Income Ratio to Net Assets (2).............             0.71%               1.83%               0.00%
Expenses as a percent of Average Net Assets, Lowest to
 Highest (3)..........................................    0.45% to 0.90%      0.40% to 0.90%      0.40% to 0.90%
Total Return, Lowest to Highest (4)...................   9.87% to 10.86%      7.54% to 8.51%    11.97% to 12.98%
2003
Units.................................................        16,150,806          12,880,974          11,833,051
Unit Fair Value, Lowest to Highest (1)................  $10.57 to $33.12    $11.79 to $30.64    $11.71 to $16.87
Net Assets (In Thousands).............................          $367,087            $289,033            $187,268
Investment Income Ratio to Net Assets (2).............             0.83%               3.73%               0.00%
Expenses as a percent of Average Net Assets, Lowest to
 Highest (3)..........................................    0.45% to 0.90%      0.45% to 0.90%      0.45% to 0.90%
Total Return, Lowest to Highest (4)...................  29.08% to 30.24%    19.48% to 20.56%    39.53% to 40.79%
2002
Units.................................................        15,059,725          12,267,711          11,447,188
Unit Fair Value, Lowest to Highest (1)................   $8.11 to $25.66     $9.78 to $25.64     $8.32 to $12.09
Net Assets (In Thousands).............................          $276,980            $238,020            $130,816
Investment Income Ratio to Net Assets (2).............             0.54%               2.27%               0.00%
Expenses as a percent of Average Net Assets, Lowest to
 Highest (3)..........................................    0.45% to 0.90%      0.45% to 0.90%      0.45% to 0.90%
Total Return, Lowest to Highest (4)...................      -27% to -26%        -15% to -14%                -29%
2001
Units.................................................        13,263,581          11,138,476          10,502,846
Unit Fair Value, Lowest to Highest (1)................  $10.98 to $35.04    $11.35 to $30.04    $11.67 to $17.12
Net Assets (In Thousands).............................          $356,701            $265,724            $171,692
Investment Income Ratio to Net Assets (2).............            13.53%               9.67%              24.84%
Expenses as a percent of Average Net Assets, Lowest to
 Highest (3)..........................................    0.45% to 0.90%      0.45% to 0.90%      0.45% to 0.90%
Total Return, Lowest to Highest (4)...................      -18% to -17%          -7% to -6%                -24%

                                                             METLIFE
                                                           STOCK INDEX
                                                       INVESTMENT DIVISION
                                                       -------------------
2005
Units.................................................        32,156,989
Unit Fair Value, Lowest to Highest (1)................  $11.08 to $33.24
Net Assets (In Thousands).............................          $605,569
Investment Income Ratio to Net Assets (2).............             1.56%
Expenses as a percent of Average Net Assets, Lowest to
 Highest (3)..........................................    0.40% to 0.90%
Total Return, Lowest to Highest (4)...................    3.71% to 4.64%
2004
Units.................................................        29,475,869
Unit Fair Value, Lowest to Highest (1)................  $10.59 to $32.05
Net Assets (In Thousands).............................          $548,176
Investment Income Ratio to Net Assets (2).............             0.83%
Expenses as a percent of Average Net Assets, Lowest to
 Highest (3)..........................................    0.40% to 0.90%
Total Return, Lowest to Highest (4)...................   9.55% to 10.53%
2003
Units.................................................        25,746,955
Unit Fair Value, Lowest to Highest (1)................   $9.58 to $29.26
Net Assets (In Thousands).............................          $457,114
Investment Income Ratio to Net Assets (2).............             1.65%
Expenses as a percent of Average Net Assets, Lowest to
 Highest (3)..........................................    0.45% to 0.90%
Total Return, Lowest to Highest (4)...................  27.06% to 28.20%
2002
Units.................................................        22,139,983
Unit Fair Value, Lowest to Highest (1)................   $7.48 to $23.03
Net Assets (In Thousands).............................          $326,228
Investment Income Ratio to Net Assets (2).............             1.61%
Expenses as a percent of Average Net Assets, Lowest to
 Highest (3)..........................................    0.45% to 0.90%
Total Return, Lowest to Highest (4)...................      -23% to -22%
2001
Units.................................................        17,014,963
Unit Fair Value, Lowest to Highest (1)................   $9.62 to $29.91
Net Assets (In Thousands).............................          $346,931
Investment Income Ratio to Net Assets (2).............             1.17%
Expenses as a percent of Average Net Assets, Lowest to
 Highest (3)..........................................    0.45% to 0.90%
Total Return, Lowest to Highest (4)...................      -13% to -12%

--------
(1) Metropolitan Life sells a number of variable life products, which have unique combinations of features and fees that are charged against the policy owners cash value. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.
(2) These amounts represent the dividends, excluding distributions of capital gains, received by the investment division from the underlying portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against policy owner cash value either through the reduction of unit values or the redemption of units. The recognition of investment income by the investment division is affected by the timing of the declaration of dividends by the underlying portfolio in which the investment divisions invest.
(3) These amounts represent the annualized policy expenses of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit value. Charges made directly to policy owner cash value through the redemption of units and expenses of the underlying portfolio are excluded.
(4) These amounts represent the total return for the period indicated including changes in the value of the underlying portfolio and expenses assessed through the reduction of unit values. The total return does not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the Separate Account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.
(a) For the Period January 1, 2005 to April 30, 2005
(b) For the Period May 1, 2005 to December 31, 2005

        FI                   FI              T. ROWE PRICE        OPPENHEIMER       HARRIS OAKMARK     NEUBERGER BERMAN
INTERNATIONAL STOCK MID CAP OPPORTUNITIES  SMALL CAP GROWTH      GLOBAL EQUITY      LARGE CAP VALUE      MID CAP VALUE
INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
------------------- --------------------- ------------------- ------------------- ------------------- -------------------
        3,294,341           14,520,500            5,103,342           2,314,718           4,085,993           2,912,765
 $13.71 to $18.97      $7.12 to $20.08      $8.20 to $17.21    $17.48 to $19.47    $12.55 to $15.72    $18.79 to $26.61
          $56,856             $247,746              $80,632             $41,605             $54,445             $63,152
            0.60%                0.00%                0.00%               0.55%               0.70%               8.48%
   0.40% to 0.90%       0.45% to 0.90%       0.45% to 0.90%      0.45% to 0.90%      0.40% to 0.90%      0.40% to 0.90%
 16.95% to 18.00%       5.97% to 6.92%     10.02% to 11.01%    15.19% to 16.22%    -2.26% to -1.38%    11.27% to 12.27%
        3,241,370           14,284,163            5,056,605           2,201,362           3,767,330           2,435,399
 $11.67 to $16.22      $6.66 to $18.87      $7.41 to $15.57    $15.04 to $16.76    $12.79 to $16.08    $16.88 to $23.70
          $48,075             $229,326              $72,034             $34,182             $51,133             $47,215
            1.32%                0.53%                0.00%               1.52%               0.49%               2.71%
   0.40% to 0.90%       0.45% to 0.90%       0.45% to 0.90%      0.45% to 0.90%      0.40% to 0.90%      0.40% to 0.90%
 17.14% to 18.19%     16.15% to 17.19%      9.58% to 11.08%    15.38% to 16.42%    10.42% to 11.42%    21.81% to 22.91%
        3,484,064           13,347,672            4,901,924           2,140,330           3,060,299           1,946,013
  $9.92 to $13.85      $5.69 to $16.17      $6.76 to $14.08    $12.92 to $14.39    $11.53 to $14.56    $13.86 to $19.29
          $43,984             $184,078              $63,189             $28,696             $37,504             $30,946
            0.65%                0.00%                0.00%               2.04%               0.00%               0.32%
   0.45% to 0.90%       0.45% to 0.90%       0.45% to 0.90%      0.45% to 0.90%      0.45% to 0.90%      0.60% to 0.90%
 26.90% to 28.04%     33.38% to 35.10%     37.24% to 40.87%    29.29% to 30.45%    24.38% to 25.49%    35.30% to 36.52%
        3,295,967           11,520,986            4,424,009           1,978,122           2,346,360           1,567,159
  $7.78 to $10.91      $4.22 to $12.07      $4.93 to $10.04     $9.90 to $11.03     $9.23 to $11.71    $10.24 to $14.13
          $32,966             $119,020              $40,681             $20,476             $23,073             $18,286
            0.89%                0.00%                0.51%               1.68%               3.31%               0.31%
   0.45% to 0.90%       0.45% to 0.90%       0.45% to 0.90%      0.45% to 0.90%      0.45% to 0.90%      0.45% to 0.90%
     -18% to -17%         -30% to -29%         -29% to -27%        -17% to -16%        -15% to -14%                -10%
        3,106,074            8,480,928            3,525,259           2,000,284           1,241,734           1,076,200
  $9.47 to $13.35      $5.95 to $17.08      $6.91 to $13.76    $11.79 to $12.88    $10.80 to $13.76    $11.44 to $15.63
          $38,281             $125,185              $44,763             $21,106             $14,336             $14,115
            3.67%                0.00%       0.05% to 8.16%              11.32%               0.15%               1.94%
   0.45% to 0.90%       0.45% to 0.90%       0.45% to 0.90%      0.45% to 0.90%      0.45% to 0.90%      0.60% to 0.90%
     -21% to -20%         -37% to -33%           -10% to 2%        -16% to -15%          17% to 20%           -3% to 0%

   T. ROWE PRICE
 LARGE CAP GROWTH
INVESTMENT DIVISION
-------------------
        3,468,063
  $9.47 to $14.21
          $41,400
            0.54%
   0.40% to 0.90%
   5.64% to 6.59%
        3,297,088
  $8.97 to $13.33
          $36,588
            0.21%
   0.40% to 0.90%
   8.94% to 9.93%
        3,290,117
  $8.23 to $12.13
          $33,520
            0.11%
   0.60% to 0.90%
 29.64% to 30.81%
        2,852,995
   $6.35 to $9.27
          $22,095
            0.26%
   0.45% to 0.90%
      -24% to 23%
        2,123,783
  $8.35 to $12.08
          $21,111
            0.06%
   0.60% to 0.90%
      -11% to -6%

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)


6.  UNIT VALUES

The following table is a summary of unit values and units outstanding for the Policies and the expenses as a percentage of average net assets, excluding expenses for the underlying portfolios, for the year ended December 31, 2005, 2004, 2003 and 2002 and 2001 respectively, or lesser time period if applicable.

                                                         LEHMAN BROTHERS      MORGAN STANLEY          RUSSELL
                                                       AGGREGATE BOND INDEX     EAFE INDEX          2000 INDEX
                                                       INVESTMENT DIVISION  INVESTMENT DIVISION INVESTMENT DIVISION
                                                       -------------------- ------------------- -------------------
2005
Units.................................................          5,619,973           3,464,106           2,619,287
Unit Fair Value, Lowest to Highest (1)................    $13.32 to 14.53     $10.45 to 14.05    $13.00 to $17.96
Net Assets (In Thousands).............................            $80,547             $42,458             $42,637
Investment Income Ratio to Net Assets (2).............              3.76%               1.59%               4.34%
Expenses as a percent of Average Net Assets, Lowest to
 Highest (3)..........................................     0.45% to 0.90%      0.40% to 0.90%      0.45% to 0.90%
Total Return, Lowest to Highest (4)...................     1.16% to 2.06%    12.24% to 13.24%      3.57% to 4.50%
2004
Units.................................................          4,812,639           3,014,776           2,380,540
Unit Fair Value, Lowest to Highest (1)................   $13.17 to $14.23      $9.31 to 12.41    $12.55 to $17.19
Net Assets (In Thousands).............................            $67,710             $32,552             $37,086
Investment Income Ratio to Net Assets (2).............              3.00%               0.71%               0.44%
Expenses as a percent of Average Net Assets, Lowest to
 Highest (3)..........................................     0.45% to 0.90%      0.40% to 0.90%      0.45% to 0.90%
Total Return, Lowest to Highest (4)...................     3.17% to 4.10%    18.58% to 19.64%    16.71% to 17.77%
2003
Units.................................................          4,063,920           2,675,762           2,084,869
Unit Fair Value, Lowest to Highest (1)................   $12.77 to $13.67     $7.85 to $10.37    $10.75 to $14.59
Net Assets (In Thousands).............................            $54,994             $24,290             $27,726
Investment Income Ratio to Net Assets (2).............              5.25%               1.48%               0.63%
Expenses as a percent of Average Net Assets, Lowest to
 Highest (3)..........................................     0.45% to 0.90%      0.45% to 0.90%      0.45% to 0.90%
Total Return, Lowest to Highest (4)...................     2.71% to 3.63%    36.41% to 37.70%    44.77% to 46.07%
2002
Units.................................................          4,147,462           2,043,759           1,614,358
Unit Fair Value, Lowest to Highest (1)................   $12.43 to $13.19      $5.76 to $7.53      $7.43 to $9.99
Net Assets (In Thousands).............................            $54,046             $13,496             $14,829
Investment Income Ratio to Net Assets (2).............              2.81%               0.49%               0.59%
Expenses as a percent of Average Net Assets, Lowest to
 Highest (3)..........................................     0.45% to 0.90%      0.45% to 0.90%      0.45% to 0.90%
Total Return, Lowest to Highest (4)...................          9% to 10%                -17%        -21% to -20%
2001
Units.................................................          3,152,509           1,351,803             920,213
Unit Fair Value, Lowest to Highest (1)................   $11.38 to $11.97      $6.97 to $9.04     $9.42 to $12.56
Net Assets (In Thousands).............................            $37,322             $10,800             $10,625
Investment Income Ratio to Net Assets (2).............              1.29%               0.31%               0.26%
Expenses as a percent of Average Net Assets, Lowest to
 Highest (3)..........................................     0.45% to 0.90%      0.45% to 0.90%      0.45% to 0.90%
Total Return, Lowest to Highest (4)...................                 7%        -22% to -21%            0% to 6%

                                                             MET/PUTNAM
                                                               VOYAGER
                                                       INVESTMENT DIVISION (A)
                                                       -----------------------
2005
Units.................................................                  --
Unit Fair Value, Lowest to Highest (1)................                 $--
Net Assets (In Thousands).............................                 $--
Investment Income Ratio to Net Assets (2).............               0.97%
Expenses as a percent of Average Net Assets, Lowest to
 Highest (3)..........................................      0.48% to 0.90%
Total Return, Lowest to Highest (4)...................    11.65% to 12.65%
2004
Units.................................................           2,202,130
Unit Fair Value, Lowest to Highest (1)................      $4.56 to $5.02
Net Assets (In Thousands).............................             $10,452
Investment Income Ratio to Net Assets (2).............               0.11%
Expenses as a percent of Average Net Assets, Lowest to
 Highest (3)..........................................      0.48% to 0.90%
Total Return, Lowest to Highest (4)...................      4.04% to 4.98%
2003
Units.................................................           1,913,297
Unit Fair Value, Lowest to Highest (1)................      $4.38 to $4.78
Net Assets (In Thousands).............................              $8,651
Investment Income Ratio to Net Assets (2).............               0.00%
Expenses as a percent of Average Net Assets, Lowest to
 Highest (3)..........................................      0.60% to 0.90%
Total Return, Lowest to Highest (4)...................    24.78% to 25.91%
2002
Units.................................................           1,462,795
Unit Fair Value, Lowest to Highest (1)................      $3.51 to $3.79
Net Assets (In Thousands).............................              $5,253
Investment Income Ratio to Net Assets (2).............               0.00%
Expenses as a percent of Average Net Assets, Lowest to
 Highest (3)..........................................      0.50% to 0.90%
Total Return, Lowest to Highest (4)...................        -30% to -29%
2001
Units.................................................             792,111
Unit Fair Value, Lowest to Highest (1)................      $4.98 to $5.04
Net Assets (In Thousands).............................              $4,001
Investment Income Ratio to Net Assets (2).............               0.00%
Expenses as a percent of Average Net Assets, Lowest to
 Highest (3)..........................................      0.60% to 0.90%
Total Return, Lowest to Highest (4)...................        -46% to -31%

--------
(1) Metropolitan Life sells a number of variable life products, which have unique combinations of features and fees that are charged against the policy owners cash value. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.
(2) These amounts represent the dividends, excluding distributions of capital gains, received by the investment division from the underlying portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against policy owner cash value either through the reduction of unit values or the redemption of units. The recognition of investment income by the investment division is affected by the timing of the declaration of dividends by the underlying portfolio in which the investment divisions invest.
(3) These amounts represent the annualized policy expenses of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit value. Charges made directly to policy owner cash value through the redemption of units and expenses of the underlying portfolio are excluded.
(4) These amounts represent the total return for the period indicated including changes in the value of the underlying portfolio and expenses assessed through the reduction of unit values. The total return does not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the Separate Account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.
(a) For the Period January 1, 2005 to April 30, 2005
(b) For the Period May 1, 2005 to December 31, 2005

       JENNISON              BLACKROCK          METLIFE MID     FRANKLIN TEMPLETON       BLACKROCK             DAVIS
        GROWTH            STRATEGIC VALUE     CAP STOCK INDEX    SMALL CAP GROWTH     LARGE CAP VALUE      VENTURE VALUE
INVESTMENT DIVISION (B) INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
----------------------- ------------------- ------------------- ------------------- ------------------- -------------------
          1,297,642             4,485,936           2,985,941             474,966             396,107           1,739,984
    $5.65 to $12.19      $18.58 to $20.28    $14.39 to $15.80     $8.20 to $10.83    $12.63 to $13.05    $12.13 to $35.19
            $13,084               $90,123             $46,523              $5,108              $5,137             $43,993
              0.00%                 6.44%               5.55%               3.21%               1.82%               0.65%
     0.40% to 0.90%        0.40% to 0.90%      0.48% to 0.90%               0.90%               0.90%      0.40% to 0.90%
   20.77% to 21.49%        3.23% to 4.15%    11.28% to 12.27%     3.72% to 10.71%      5.04% to 5.98%     9.32% to 10.30%
                 --             4,164,014           2,658,110             440,124             271,012           1,365,956
                $--      $17.84 to $19.48    $12.82 to $14.07    $10.01 to $10.35    $12.02 to $12.31    $11.00 to $31.91
                $--               $80,342             $36,885              $4,527              $3,321             $31,374
                 --                 0.00%               0.73%               0.00%               0.00%               0.54%
                 --        0.40% to 0.90%      0.48% to 0.90%               0.90%               0.90%      0.40% to 0.90%
                 --      14.31% to 15.34%    15.01% to 16.05%    10.41% to 11.41%    12.39% to 13.40%    11.36% to 12.37%
                 --             3,371,798           2,338,101             328,803             102,570           1,321,574
                $--      $15.46 to $16.89    $11.04 to $12.13      $9.07 to $9.29    $10.70 to $10.86     $9.79 to $28.40
                $--               $56,540             $27,925              $3,038              $1,110             $24,429
                 --                 0.00%               0.46%               0.00%               1.37%               0.37%
                 --        0.60% to 0.90%      0.60% to 0.90%               0.90%               0.90%      0.60% to 0.90%
                 --      48.80% to 50.14%    33.76% to 34.96%    43.64% to 44.93%    34.47% to 35.68%    29.70% to 30.87%
                 --             2,598,639           1,762,240             197,685              23,496             900,662
                $--      $10.30 to $11.25      $8.18 to $8.98      $6.31 to $6.41      $7.96 to $8.00     $7.48 to $21.70
                $--               $29,061             $15,568              $1,268                $189             $13,430
                 --                 0.52%               0.35%               0.00%               0.92%               0.88%
                 --        0.50% to 0.90%      0.50% to 0.90%               0.90%               0.90%      0.50% to 0.90%
                 --          -22% to -21%        -16% to -15%                -28%                -20%        -17% to -16%
                 --             1,316,864             866,858              51,873                  --             297,193
                $--      $13.09 to $14.29     $9.62 to $10.56      $8.83 to $8.88                 $--     $8.94 to $25.95
                $--               $20,005              $9,019                $457                 $--              $7,498
                 --                 0.38%               0.43%               0.00%                  --               4.47%
                 --        0.60% to 0.90%      0.60% to 0.90%               0.60%                  --      0.60% to 0.90%
                 --            16% to 19%           -1% to 3%        -12% to -11%                  --         -11% to -9%

   LOOMIS SAYLES
     SMALL CAP
INVESTMENT DIVISION
-------------------
            39,978
 $11.54 to $255.61
            $8,114
             1.14%
    0.40% to 0.90%
    6.00% to 6.96%
            37,547
 $10.79 to $238.98
            $6,406
             0.00%
    0.40% to 0.90%
  15.31% to 16.35%
            30,184
  $9.27 to $205.39
            $4,423
             0.00%
    0.60% to 0.90%
  35.25% to 36.47%
            18,232
  $6.80 to $150.51
            $2,408
             0.11%
    0.50% to 0.90%
              -22%
            10,705
  $8.66 to $191.87
            $1,926
             7.28%
    0.60% to 0.90%
        -9% to -4%

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)


6.  UNIT VALUES

The following table is a summary of unit values and units outstanding for the Policies and the expenses as a percentage of average net assets, excluding expenses for the underlying portfolios, for the year ended December 31, 2005, 2004, 2003 and 2002 and 2001 respectively, or lesser time period if applicable.

                                                              BLACKROCK                MFS              BLACKROCK
                                                       LEGACY LARGE CAP GROWTH   INVESTORS TRUST       BOND INCOME
                                                         INVESTMENT DIVISION   INVESTMENT DIVISION INVESTMENT DIVISION
                                                       ----------------------- ------------------- -------------------
2005
Units.................................................           1,201,181               425,864           5,010,744
Unit Fair Value, Lowest to Highest (1)................     $7.96 to $11.96        $9.51 to $9.95    $13.78 to $28.49
Net Assets (In Thousands).............................             $10,109                $4,217             $94,693
Investment Income Ratio to Net Assets (2).............               0.39%                 0.76%               5.06%
Expenses as a percent of Average Net Assets, Lowest to
 Highest (3)..........................................      0.48% to 0.90%        0.48% to 0.90%      0.40% to 0.90%
Total Return, Lowest to Highest (4)...................      6.05% to 7.00%        6.32% to 7.27%      1.50% to 2.41%
2004
Units.................................................             851,014               366,699           4,716,266
Unit Fair Value, Lowest to Highest (1)................     $7.44 to $11.17        $8.87 to $9.28    $13.46 to $28.07
Net Assets (In Thousands).............................              $6,458                $3,387             $89,174
Investment Income Ratio to Net Assets (2).............               0.00%                 0.39%               5.80%
Expenses as a percent of Average Net Assets, Lowest to
 Highest (3)..........................................      0.48% to 0.90%        0.48% to 0.90%      0.40% to 0.90%
Total Return, Lowest to Highest (4)...................     8.81% to 11.74%      10.37% to 11.37%      3.50% to 4.43%
2003
Units.................................................             721,385               185,957           5,516,605
Unit Fair Value, Lowest to Highest (1)................               $6.84        $7.96 to $8.33    $12.89 to $27.12
Net Assets (In Thousands).............................              $4,933                $1,544             $96,720
Investment Income Ratio to Net Assets (2).............               0.06%                 0.25%               3.06%
Expenses as a percent of Average Net Assets, Lowest to
 Highest (3)..........................................               0.60%        0.60% to 0.90%      0.60% to 0.90%
Total Return, Lowest to Highest (4)...................              35.15%      20.76% to 21.85%      4.91% to 5.85%
2002
Units.................................................             589,478               103,733           5,564,010
Unit Fair Value, Lowest to Highest (1)................               $5.06        $6.54 to $6.84    $12.18 to $25.85
Net Assets (In Thousands).............................              $2,983                  $694             $93,158
Investment Income Ratio to Net Assets (2).............               0.00%                 0.72%               5.72%
Expenses as a percent of Average Net Assets, Lowest to
 Highest (3)..........................................               0.60%        0.60% to 0.90%      0.60% to 0.90%
Total Return, Lowest to Highest (4)...................                -33%          -21% to -20%            7% to 8%
2001
Units.................................................               6,142                42,646           4,202,226
Unit Fair Value, Lowest to Highest (1)................               $7.57        $8.19 to $8.57    $11.23 to $24.08
Net Assets (In Thousands).............................                 $45                  $322             $79,483
Investment Income Ratio to Net Assets (2).............               0.00%                 0.00%      5.64% to 7.28%
Expenses as a percent of Average Net Assets, Lowest to
 Highest (3)..........................................               0.60%        0.60% to 0.90%       .45% to 0.90%
Total Return, Lowest to Highest (4)...................                -16%           -14% to -3%            7% to 8%

                                                               FI
                                                          VALUE LEADERS
                                                       INVESTMENT DIVISION
                                                       -------------------
2005
Units.................................................           248,972
Unit Fair Value, Lowest to Highest (1)................  $10.54 to $13.29
Net Assets (In Thousands).............................            $3,263
Investment Income Ratio to Net Assets (2).............             1.04%
Expenses as a percent of Average Net Assets, Lowest to
 Highest (3)..........................................    0.40% to 0.90%
Total Return, Lowest to Highest (4)...................   9.71% to 10.69%
2004
Units.................................................           101,071
Unit Fair Value, Lowest to Highest (1)................   $9.52 to $12.01
Net Assets (In Thousands).............................            $1,191
Investment Income Ratio to Net Assets (2).............             1.10%
Expenses as a percent of Average Net Assets, Lowest to
 Highest (3)..........................................    0.40% to 0.90%
Total Return, Lowest to Highest (4)...................  12.71% to 13.73%
2003
Units.................................................            48,986
Unit Fair Value, Lowest to Highest (1)................   $8.37 to $10.56
Net Assets (In Thousands).............................              $505
Investment Income Ratio to Net Assets (2).............             0.52%
Expenses as a percent of Average Net Assets, Lowest to
 Highest (3)..........................................     0.60% to .90%
Total Return, Lowest to Highest (4)...................  25.79% to 26.92%
2002
Units.................................................            11,904
Unit Fair Value, Lowest to Highest (1)................    $6.59 to $8.32
Net Assets (In Thousands).............................               $93
Investment Income Ratio to Net Assets (2).............             0.89%
Expenses as a percent of Average Net Assets, Lowest to
 Highest (3)..........................................     0.60% to .90%
Total Return, Lowest to Highest (4)...................      -19% to -17%
2001
Units.................................................             2,905
Unit Fair Value, Lowest to Highest (1)................             $8.19
Net Assets (In Thousands).............................               $25
Investment Income Ratio to Net Assets (2).............             0.00%
Expenses as a percent of Average Net Assets, Lowest to
 Highest (3)..........................................             0.60%
Total Return, Lowest to Highest (4)...................              -11%

--------
(1) Metropolitan Life sells a number of variable life products, which have unique combinations of features and fees that are charged against the policy owners cash value. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.
(2) These amounts represent the dividends, excluding distributions of capital gains, received by the investment division from the underlying portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against policy owner cash value either through the reduction of unit values or the redemption of units. The recognition of investment income by the investment division is affected by the timing of the declaration of dividends by the underlying portfolio in which the investment divisions invest.
(3) These amounts represent the annualized policy expenses of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit value. Charges made directly to policy owner cash value through the redemption of units and expenses of the underlying portfolio are excluded.
(4) These amounts represent the total return for the period indicated including changes in the value of the underlying portfolio and expenses assessed through the reduction of unit values. The total return does not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the Separate Account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.
(a) For the Period January 1, 2005 to April 30, 2005
(b) For the Period May 1, 2005 to December 31, 2005

  HARRIS OAKMARK          SALOMON BROTHERS        SALOMON BROTHERS        BLACKROCK              MFS
   FOCUSED VALUE    STRATEGIC BOND OPPORTUNITIES   U.S. GOVERNMENT      MONEY MARKET        TOTAL RETURN
INVESTMENT DIVISION     INVESTMENT DIVISION      INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
------------------- ---------------------------- ------------------- ------------------- -------------------
           182,165                 843,296                 879,572           1,760,759             190,106
$260.95 to $272.09        $14.56 to $15.19        $13.19 to $13.75    $12.92 to $16.24    $11.21 to $11.38
           $49,252                 $12,709                 $12,014             $28,028              $2,157
             1.03%                   4.86%                   3.15%               2.78%               2.68%
             0.90%                   0.90%                   0.90%      0.40% to 0.90%      0.40% to 0.90%
    9.00% to 9.98%          1.92% to 2.83%          0.82% to 1.72%      1.97% to 2.89%      2.20% to 3.12%
           153,755                 595,935                 705,185           1,880,485              69,547
$239.40 to $247.40        $14.29 to $14.77        $13.08 to $13.52    $15.36 to $15.93    $10.97 to $11.04
           $37,845                  $8,743                  $9,478             $29,162                $767
             1.00%                   2.66%                   2.24%               1.03%               0.00%
             0.90%                   0.90%                   0.90%      0.40% to 0.90%      0.40% to 0.90%
    8.95% to 9.93%          5.66% to 6.61%          2.09% to 3.01%      0.08% to 0.99%     9.73% to 10.39%
           115,343                 374,682                 559,100           1,760,371                  --
$219.73 to $225.05        $13.52 to $13.85        $12.82 to $13.13    $15.21 to $15.92                 $--
           $25,866                  $5,163                  $7,305             $27,346                 $--
             0.12%                   1.70%                   1.57%               0.78%                  --
             0.90%                   0.90%                   0.90%      0.60% to 0.90%                  --
  31.47% to 32.66%        11.62% to 12.62%          0.77% to 1.68%     -0.09% to 0.81%                  --
            76,067                 177,044                 340,014           1,980,526                  --
$167.13 to $169.65        $12.12 to $12.30        $12.72 to $12.91    $13.09 to $15.93                 $--
           $12,879                  $2,174                  $4,365             $30,811                 $--
             0.18%                   6.33%                   3.47%               1.57%                  --
             0.90%                   0.90%                   0.90%      0.45% to 0.90%                  --
       -10% to -9%               9% to 10%                7% to 8%            0% to 1%                  --
            22,681                  41,474                  71,098           2,156,130                  --
$184.98 to $186.09        $11.15 to $11.22        $11.89 to $11.96    $14.88 to $15.85                 $--
            $4,215                    $465                    $849             $32,726                 $--
             0.00%                   0.00%                   0.00%               4.18%                  --
             0.90%                   0.90%                   0.90%      0.60% to 0.90%                  --
        12% to 13%                3% to 4%                      4%            3% to 4%                  --

        METLIFE          METLIFE CONSERVATIVE
CONSERVATIVE ALLOCATION TO MODERATE ALLOCATION
INVESTMENT DIVISION (B) INVESTMENT DIVISION (B)
----------------------- -----------------------
             53,570                  65,370
   $10.35 to $10.41        $10.58 to $10.64
               $118                   $ 579
              0.80%                   0.81%
              0.90%                   0.90%
     3.51% to 4.13%          5.80% to 6.43%
                 --                      --
                $--                     $--
                $--                     $--
                 --                      --
                 --                      --
                 --                      --
                 --                      --
                $--                     $--
                $--                     $--
                 --                      --
                 --                      --
                 --                      --
                 --                      --
                $--                     $--
                $--                     $--
                 --                      --
                 --                      --
                 --                      --
                 --                      --
                $--                     $--
                $--                     $--
                 --                      --
                 --                      --
                 --                      --

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)


6.  UNIT VALUES

The following table is a summary of unit values and units outstanding for the Policies and the expenses as a percentage of average net assets, excluding expenses for the underlying portfolios, for the year ended December 31, 2005, 2004, 2003 and 2002 and 2001 respectively, or lesser time period if applicable.

                                                                                       METLIFE
                                                               METLIFE         MODERATE TO AGGRESSIVE          METLIFE
                                                         MODERATE ALLOCATION         ALLOCATION         AGGRESSIVE ALLOCATION
                                                       INVESTMENT DIVIDION (B) INVESTMENT DIVIDION (B) INVESTMENT DIVIDION (B)
                                                       ----------------------- ----------------------- -----------------------
2005
Units.................................................             165,720                 249,839                  49,908
Unit Fair Value, Lowest to Highest (1)................    $10.80 to $10.87        $11.03 to $11.09        $11.20 to $11.27
Net Assets (In Thousands).............................              $1,449                 $ 2,349                    $453
Investment Income Ratio to Net Assets (2).............               0.84%                   0.79%                   1.27%
Expenses as a percent of Average Net Assets, Lowest to
 Highest (3)..........................................               0.90%                   0.90%                   0.90%
Total Return, Lowest to Highest (4)...................      8.02% to 8.66%        10.28% to 10.94%        12.05% to 12.72%
2004
Units.................................................                  --                      --                      --
Unit Fair Value, Lowest to Highest (1)................                 $--                     $--                     $--
Net Assets (In Thousands).............................                 $--                     $--                     $--
Investment Income Ratio to Net Assets (2).............                  --                      --                      --
Expenses as a percent of Average Net Assets, Lowest to
 Highest (3)..........................................                  --                      --                      --
Total Return, Lowest to Highest (4)...................                  --                      --                      --
2003
Units.................................................                  --                      --                      --
Unit Fair Value, Lowest to Highest (1)................                 $--                     $--                     $--
Net Assets (In Thousands).............................                 $--                     $--                     $--
Investment Income Ratio to Net Assets (2).............                  --                      --                      --
Expenses as a percent of Average Net Assets, Lowest to
 Highest (3)..........................................                  --                      --                      --
Total Return, Lowest to Highest (4)...................                  --                      --                      --
2002
Units.................................................                  --                      --                      --
Unit Fair Value, Lowest to Highest (1)................                 $--                     $--                     $--
Net Assets (In Thousands).............................                 $--                     $--                     $--
Investment Income Ratio to Net Assets (2).............                  --                      --                      --
Expenses as a percent of Average Net Assets, Lowest to
 Highest (3)..........................................                  --                      --                      --
Total Return, Lowest to Highest (4)...................                  --                      --                      --
2001
Units.................................................                  --                      --                      --
Unit Fair Value, Lowest to Highest (1)................                 $--                     $--                     $--
Net Assets (In Thousands).............................                 $--                     $--                     $--
Investment Income Ratio to Net Assets (2).............                  --                      --                      --
Expenses as a percent of Average Net Assets, Lowest to
 Highest (3)..........................................                  --                      --                      --
Total Return, Lowest to Highest (4)...................                  --                      --                      --

                                                           JANUS ASPEN
                                                        LARGE CAP GROWTH
                                                       INVESTMENT DIVISION
                                                       -------------------
2005
Units.................................................          563,653
Unit Fair Value, Lowest to Highest (1)................            $8.75
Net Assets (In Thousands).............................           $4,934
Investment Income Ratio to Net Assets (2).............            0.33%
Expenses as a percent of Average Net Assets, Lowest to
 Highest (3)..........................................   0.48% to 0.60%
Total Return, Lowest to Highest (4)...................            4.29%
2004
Units.................................................          509,009
Unit Fair Value, Lowest to Highest (1)................            $8.39
Net Assets (In Thousands).............................           $4,277
Investment Income Ratio to Net Assets (2).............            0.15%
Expenses as a percent of Average Net Assets, Lowest to
 Highest (3)..........................................   0.48% to 0.60%
Total Return, Lowest to Highest (4)...................            4.52%
2003
Units.................................................          435,309
Unit Fair Value, Lowest to Highest (1)................            $8.03
Net Assets (In Thousands).............................           $3,500
Investment Income Ratio to Net Assets (2).............            0.10%
Expenses as a percent of Average Net Assets, Lowest to
 Highest (3)..........................................            0.60%
Total Return, Lowest to Highest (4)...................           31.73%
2002
Units.................................................          354,373
Unit Fair Value, Lowest to Highest (1)................            $6.10
Net Assets (In Thousands).............................           $2,163
Investment Income Ratio to Net Assets (2).............            0.03%
Expenses as a percent of Average Net Assets, Lowest to
 Highest (3)..........................................            0.60%
Total Return, Lowest to Highest (4)...................             -27%
2001
Units.................................................          235,634
Unit Fair Value, Lowest to Highest (1)................            $8.30
Net Assets (In Thousands).............................           $1,959
Investment Income Ratio to Net Assets (2).............            6.04%
Expenses as a percent of Average Net Assets, Lowest to
 Highest (3)..........................................            0.60%
Total Return, Lowest to Highest (4)...................             -19%

--------
(1) Metropolitan Life sells a number of variable life products, which have unique combinations of features and fees that are charged against the policy owners cash value. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.
(2) These amounts represent the dividends, excluding distributions of capital gains, received by the investment division from the underlying portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against policy owner cash value either through the reduction of unit values or the redemption of units. The recognition of investment income by the investment division is affected by the timing of the declaration of dividends by the underlying portfolio in which the investment divisions invest.
(3) These amounts represent the annualized policy expenses of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit value. Charges made directly to policy owner cash value through the redemption of units and expenses of the underlying portfolio are excluded.
(4) These amounts represent the total return for the period indicated including changes in the value of the underlying portfolio and expenses assessed through the reduction of unit values. The total return does not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the Separate Account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.
(a) For the Period January 1, 2005 to April 30, 2005
(b) For the Period May 1, 2005 to December 31, 2005

    JANUS ASPEN          AIM V.I.             AIM V.I.             AIM V.I.       FRANKLIN TEMPLETON    FRANKLIN MUTUAL
     BALANCED           CORE STOCK      GOVERNMENT SECURITIES     REAL ESTATE     FOREIGN SECURITIES  DISCOVERY SECURITIES
INVESTMENT DIVISION INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
------------------- ------------------- --------------------- ------------------- ------------------- --------------------
         187              21,852                  769                   63,997             488,477                9,138
      $11.68              $10.53               $10.73                   $27.61              $13.17               $13.31
          $2                $230                   $8                   $1,748              $6,438                 $122
       2.06%               0.42%                3.80%                    5.42%               1.22%                1.34%
       0.60%               0.48%                0.40%           0.40% to 0.60%      0.48% to 0.60%       0.40% to 0.48%
       7.66%               3.79%                4.57%                   15.46%              10.48%               15.97%
          22              23,651                  420                   54,709             444,204                   --
      $10.85              $10.15               $10.26                   $23.91              $11.92                  $--
        .237                $240                   $4                   $1,308              $5,300                  $--
       3.38%               0.96%                1.39%                    4.02%               1.12%                   --
       0.60%               0.48%                0.40%           0.40% to 0.60%      0.48% to 0.60%                   --
       8.52%               4.24%                2.60%                   34.40%              18.87%                   --
          --              18,859                   --                   10,108             403,047                   --
         $--               $9.73                  $--                   $17.79              $10.03                  $--
         $--                $184                  $--                     $179              $4,054                  $--
          --               1.26%                   --                    1.49%               1.52%                   --
          --               0.60%                   --                    0.60%               0.60%                   --
          --              22.60%                   --                   38.82%              32.55%                   --
          --              15,365                   --                   14,055             344,105                   --
         $--               $7.94                  $--                   $12.82               $7.57                  $--
         $--                $125                  $--                     $179              $2,612                  $--
          --               1.74%                   --                    1.40%               2.03%                   --
          --               0.60%                   --                    0.60%               0.60%                   --
          --                -19%                   --                      -6%                -18%                   --
          --              12,483                   --                    7,465             188,768                   --
         $--               $9.81                  $--                   $12.05               $9.27                  $--
         $--                $122                  $--                      $89              $1,767                  $--
          --               2.61%                   --                    1.16%              14.19%                   --
          --               0.60%                   --                    0.60%               0.60%                   --
          --                 -7%                   --                       1%                -16%                   --

 ALLIANCEBERNSTIEN
 GROWTH AND INCOME
INVESTMENT DIVISION
-------------------
         338,034
          $12.19
          $4,119
           1.09%
  0.40% to 0.60%
           4.62%
         274,728
          $11.65
          $3,200
           0.57%
  0.48% to 0.60%
          11.22%
         197,000
          $10.47
          $2,063
           0.70%
           0.60%
          32.18%
         150,344
           $7.92
          $1,191
           3.31%
           0.60%
            -22%
          64,535
          $10.19
            $656
           0.91%
           0.60%
              2%

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)


6.  UNIT VALUES

The following table is a summary of unit values and units outstanding for the Policies and the expenses as a percentage of average net assets, excluding expenses for the underlying portfolios, for the year ended December 31, 2005, 2004, 2003 and 2002 and 2001 respectively, or lesser time period if applicable.

                                                        ALLIANCEBERNSTIEN     FIDELITY VIP         FIDELITY VIP
                                                        GLOBAL TECHNOLOGY      CONTRAFUND      ASSET MANAGER GROWTH
                                                       INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
                                                       ------------------- ------------------- --------------------
2005
Units.................................................            8,553              74,414           80,752
Unit Fair Value, Lowest to Highest (1)................            $4.95              $12.38            $8.79
Net Assets (In Thousands).............................              $42                $921             $708
Investment Income Ratio to Net Assets (2).............            0.00%               0.23%            2.58%
Expenses as a percent of Average Net Assets, Lowest to
 Highest (3)..........................................   0.40% to 0.60%      0.40% to 0.60%            0.48%
Total Return, Lowest to Highest (4)...................            3.65%              16.85%            3.79%
2004
Units.................................................            4,324              77,301           83,331
Unit Fair Value, Lowest to Highest (1)................            $4.77              $10.59            $8.47
Net Assets (In Thousands).............................              $21                $819             $704
Investment Income Ratio to Net Assets (2).............            0.00%               0.21%            2.23%
Expenses as a percent of Average Net Assets, Lowest to
 Highest (3)..........................................   0.48% to 0.60%      0.40% to 0.60%            0.48%
Total Return, Lowest to Highest (4)...................            5.09%              15.34%            5.85%
2003
Units.................................................           10,005              97,404           53,872
Unit Fair Value, Lowest to Highest (1)................            $4.54               $9.18            $8.00
Net Assets (In Thousands).............................              $46                $894             $433
Investment Income Ratio to Net Assets (2).............            0.00%                .15%            2.96%
Expenses as a percent of Average Net Assets, Lowest to
 Highest (3)..........................................            0.60%               0.60%            0.60%
Total Return, Lowest to Highest (4)...................           43.79%              28.35%           23.15%
2002
Units.................................................            5,945              34,844           19,894
Unit Fair Value, Lowest to Highest (1)................            $3.16               $7.16            $6.50
Net Assets (In Thousands).............................              $18                $249             $131
Investment Income Ratio to Net Assets (2).............            5.08%               0.14%            3.23%
Expenses as a percent of Average Net Assets, Lowest to
 Highest (3)..........................................            0.60%               0.60%            0.60%
Total Return, Lowest to Highest (4)...................             -42%                -10%             -18%
2001
Units.................................................            2,312               3,000           12,946
Unit Fair Value, Lowest to Highest (1)................            $5.43               $7.96            $7.89
Net Assets (In Thousands).............................              $13                 $24              $95
Investment Income Ratio to Net Assets (2).............            6.23%               0.00%            0.00%
Expenses as a percent of Average Net Assets, Lowest to
 Highest (3)..........................................            0.60%               0.60%            0.60%
Total Return, Lowest to Highest (4)...................             -35%                -12%             -10%

                                                          FIDELITY VIP
                                                             GROWTH
                                                       INVESTMENT DIVISION
                                                       -------------------
2005
Units.................................................           77,974
Unit Fair Value, Lowest to Highest (1)................            $6.84
Net Assets (In Thousands).............................             $533
Investment Income Ratio to Net Assets (2).............            0.29%
Expenses as a percent of Average Net Assets, Lowest to
 Highest (3)..........................................   0.40% to 0.60%
Total Return, Lowest to Highest (4)...................            5.67%
2004
Units.................................................           57,359
Unit Fair Value, Lowest to Highest (1)................            $6.47
Net Assets (In Thousands).............................             $371
Investment Income Ratio to Net Assets (2).............            0.11%
Expenses as a percent of Average Net Assets, Lowest to
 Highest (3)..........................................   0.40% to 0.60%
Total Return, Lowest to Highest (4)...................            3.26%
2003
Units.................................................           47,360
Unit Fair Value, Lowest to Highest (1)................            $6.27
Net Assets (In Thousands).............................             $296
Investment Income Ratio to Net Assets (2).............            0.08%
Expenses as a percent of Average Net Assets, Lowest to
 Highest (3)..........................................            0.60%
Total Return, Lowest to Highest (4)...................           32.78%
2002
Units.................................................           28,321
Unit Fair Value, Lowest to Highest (1)................            $4.72
Net Assets (In Thousands).............................             $134
Investment Income Ratio to Net Assets (2).............            0.12%
Expenses as a percent of Average Net Assets, Lowest to
 Highest (3)..........................................            0.60%
Total Return, Lowest to Highest (4)...................             -30%
2001
Units.................................................           12,892
Unit Fair Value, Lowest to Highest (1)................            $6.77
Net Assets (In Thousands).............................              $87
Investment Income Ratio to Net Assets (2).............            0.00%
Expenses as a percent of Average Net Assets, Lowest to
 Highest (3)..........................................            0.60%
Total Return, Lowest to Highest (4)...................             -20%

--------
(1) Metropolitan Life sells a number of variable life products, which have unique combinations of features and fees that are charged against the policy owners cash value. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.
(2) These amounts represent the dividends, excluding distributions of capital gains, received by the investment division from the underlying portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against policy owner cash value either through the reduction of unit values or the redemption of units. The recognition of investment income by the investment division is affected by the timing of the declaration of dividends by the underlying portfolio in which the investment divisions invest.
(3) These amounts represent the annualized policy expenses of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit value. Charges made directly to policy owner cash value through the redemption of units and expenses of the underlying portfolio are excluded.
(4) These amounts represent the total return for the period indicated including changes in the value of the underlying portfolio and expenses assessed through the reduction of unit values. The total return does not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the Separate Account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.
(a) For the Period January 1, 2005 to April 30, 2005
(b) For the Period May 1, 2005 to December 31, 2005

    FIDELITY VIP         FIDELITY VIP       AMERICAN FUNDS      AMERICAN FUNDS          AMERICAN FUNDS           T. ROWE PRICE
INVESTMENT GRADE BOND    EQUITY-INCOME          GROWTH           GROWTH-INCOME    GLOBAL SMALL CAPITALIZATION   MID-CAP GROWTH
 INVESTMENT DIVISION  INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION     INVESTMENT DIVISION     INVESTMENT DIVISION
--------------------- ------------------- ------------------- ------------------- --------------------------- -------------------
            3,156                2,190              898,134           1,035,047               1,088,603               1,132,034
           $10.64               $11.66     $77.72 to $81.04    $43.64 to $45.51        $22.41 to $23.37         $8.37 to $13.11
              $33                  $25              $72,331             $46,795                 $25,231                  $9,818
            3.79%                3.48%                0.74%               1.84%                   0.89%                   2.53%
   0.40% to 0.48%       0.40% to 0.48%                0.90%               0.90%                   0.90%          0.60% to 0.90%
            2.08%                5.76%     15.16% to 16.19%      4.89% to 5.83%        24.24% to 25.35%        13.85% to 14.87%
            1,268                  928              656,749             811,401                 676,191                 856,351
           $10.43               $11.02     $67.49 to $69.75    $41.61 to $43.00        $18.04 to $18.64         $7.35 to $11.44
              $13                  $10              $45,572             $34,702                 $12,528                  $6,475
            0.00%                0.00%                0.20%               1.00%                   0.00%                   0.00%
             .40%                 .40%                0.90%               0.90%                   0.90%          0.60% to 0.90%
            4.27%               10.25%     11.49% to 12.50%     9.39% to 10.37%        19.80% to 20.88%        14.40% to 18.15%
               --                   --              417,055             524,999                 377,860                 526,964
              $--                  $--     $60.53 to $62.00    $38.04 to $38.96        $15.06 to $15.42          $6.28 to $6.43
              $--                  $--              $25,760             $20,369                  $5,801                  $3,375
               --                   --                0.13%               1.18%                   0.49%                   0.00%
               --                   --                0.90%               0.90%                   0.90%                   0.90%
               --                   --     35.59% to 36.81%    31.25% to 32.43%        52.16% to 53.53%        35.90% to 37.12%
               --                   --              221,157             286,757                 202,753                 293,610
              $--                  $--     $44.64 to $45.32    $28.98 to $29.42         $9.90 to $10.05          $4.62 to $4.69
              $--                  $--               $9,992              $8,408                  $2,033                  $1,373
               --                   --                0.05%               1.74%                   0.81%                   0.82%
               --                   --                0.90%               0.90%                   0.90%                   0.90%
               --                   --         -25% to -24%        -19% to -18%            -20% to -19%                    -44%
               --                   --               52,867              68,422                  49,334                  67,548
              $--                  $--     $59.63 to $59.99    $35.81 to $36.03        $12.34 to $12.41          $8.32 to $8.37
              $--                  $--               $3,176              $2,453                    $619                    $564
               --                   --                4.25%               0.82%                   1.15%                   0.00%
               --                   --                0.90%               0.90%                   0.90%                   0.90%
               --                   --         -15% to -14%                 -3%              -9% to -8%            -16% to -15%

   MFS RESEARCH
   INTERNATIONAL
INVESTMENT DIVISION
-------------------
          294,107
 $12.09 to $13.89
           $4,058
            6.03%
            0.90%
  6.38% to 16.77%
          234,898
 $11.51 to $11.90
           $2,781
            0.27%
            0.90%
 18.65% to 19.72%
          151,293
   $9.70 to $9.94
           $1,497
            0.97%
            0.90%
 31.01% to 32.19%
           95,230
   $7.41 to $7.52
             $714
            0.25%
            0.90%
             -12%
           27,998
   $8.44 to $8.50
             $238
            0.07%
            0.90%
     -13% to -12%

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)


6.  UNIT VALUES

The following table is a summary of unit values and units outstanding for the Policies and the expenses as a percentage of average net assets, excluding expenses for the underlying portfolios, for the year ended December 31, 2005, 2004, 2003 and 2002 and 2001 respectively, or lesser time period if applicable.

                                                              PIMCO            RCM GLOBAL          LORD ABBETT
                                                          TOTAL RETURN         TECHNOLOGY        BOND DEBENTURE
                                                       INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
                                                       ------------------- ------------------- -------------------
2005
Units.................................................         1,849,249           1,334,943           1,085,144
Unit Fair Value, Lowest to Highest (1)................  $12.67 to $13.21      $4.94 to $5.15    $13.96 to $16.51
Net Assets (In Thousands).............................           $24,264              $6,825             $16,531
Investment Income Ratio to Net Assets (2).............             0.77%               0.73%               4.70%
Expenses as a percent of Average Net Assets, Lowest to
 Highest (3)..........................................             0.90%               0.90%        .40% to .90%
Total Return, Lowest to Highest (4)...................    1.55% to 2.46%    10.36% to 11.35%      0.90% to 1.81%
2004
Units.................................................         1,483,392           1,273,073           1,015,708
Unit Fair Value, Lowest to Highest (1)................  $12.48 to $12.90       $4.47 to 4.62    $10.84 to $16.22
Net Assets (In Thousands).............................           $19,020              $5,849             $15,193
Investment Income Ratio to Net Assets (2).............             7.63%               0.09%               4.15%
Expenses as a percent of Average Net Assets, Lowest to
 Highest (3)..........................................             0.90%               0.90%      0.40% to 0.90%
Total Return, Lowest to Highest (4)...................    4.31% to 5.25%    -5.13% to -4.28%      7.46% to 9.61%
2003
Units.................................................         1,041,644             932,206             963,357
Unit Fair Value, Lowest to Highest (1)................  $11.96 to $12.25      $4.72 to $4.83     $9.21 to $14.95
Net Assets (In Thousands).............................           $12,697              $4,481             $12,846
Investment Income Ratio to Net Assets (2).............             2.70%               0.00%               1.85%
Expenses as a percent of Average Net Assets, Lowest to
 Highest (3)..........................................             0.90%               0.90%      0.45% to 0.90%
Total Return, Lowest to Highest (4)...................    3.59% to 4.52%    56.44% to 57.84%    17.17% to 25.04%
2002
Units.................................................           533,674             415,928             812,767
Unit Fair Value, Lowest to Highest (1)................  $11.55 to $11.72      $3.01 to $3.06     $7.37 to $12.51
Net Assets (In Thousands).............................            $6,214              $1,269              $9,072
Investment Income Ratio to Net Assets (2).............             0.00%               0.00%              11.50%
Expenses as a percent of Average Net Assets, Lowest to
 Highest (3)..........................................             0.90%               0.90%        -2% to 0.90%
Total Return, Lowest to Highest (4)...................         9% to 10%                -51%           -1% to 1%
2001
Units.................................................           103,173             121,238             810,764
Unit Fair Value, Lowest to Highest (1)................  $10.64 to $10.70      $6.15 to $6.19     $7.46 to $12.35
Net Assets (In Thousands).............................            $1,103                $749              $9,119
Investment Income Ratio to Net Assets (2).............             2.37%               0.00%              11.73%
Expenses as a percent of Average Net Assets, Lowest to
 Highest (3)..........................................             0.90%               0.90%      0.45% to 0.90%
Total Return, Lowest to Highest (4)...................                6%                -25%          -2% to -1%

                                                             LAZARD
                                                             MID-CAP
                                                       INVESTMENT DIVISION
                                                       -------------------
2005
Units.................................................           226,296
Unit Fair Value, Lowest to Highest (1)................  $11.78 to $13.48
Net Assets (In Thousands).............................            $3,034
Investment Income Ratio to Net Assets (2).............            12.84%
Expenses as a percent of Average Net Assets, Lowest to
 Highest (3)..........................................             0.90%
Total Return, Lowest to Highest (4)...................    7.44% to 8.40%
2004
Units.................................................           171,772
Unit Fair Value, Lowest to Highest (1)................  $12.14 to $12.43
Net Assets (In Thousands).............................            $2,124
Investment Income Ratio to Net Assets (2).............             0.00%
Expenses as a percent of Average Net Assets, Lowest to
 Highest (3)..........................................             0.90%
Total Return, Lowest to Highest (4)...................  13.57% to 14.60%
2003
Units.................................................            91,521
Unit Fair Value, Lowest to Highest (1)................  $10.69 to $10.85
Net Assets (In Thousands).............................              $989
Investment Income Ratio to Net Assets (2).............             1.35%
Expenses as a percent of Average Net Assets, Lowest to
 Highest (3)..........................................             0.90%
Total Return, Lowest to Highest (4)...................  25.29% to 26.42%
2002
Units.................................................            29,655
Unit Fair Value, Lowest to Highest (1)................    $8.53 to $8.58
Net Assets (In Thousands).............................              $253
Investment Income Ratio to Net Assets (2).............             0.00%
Expenses as a percent of Average Net Assets, Lowest to
 Highest (3)..........................................             0.90%
Total Return, Lowest to Highest (4)...................      -15% to -14%
2001
Units.................................................                --
Unit Fair Value, Lowest to Highest (1)................               $--
Net Assets (In Thousands).............................               $--
Investment Income Ratio to Net Assets (2).............                --
Expenses as a percent of Average Net Assets, Lowest to
 Highest (3)..........................................                --
Total Return, Lowest to Highest (4)...................                --

--------
(1) Metropolitan Life sells a number of variable life products, which have unique combinations of features and fees that are charged against the policy owners cash value. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.
(2) These amounts represent the dividends, excluding distributions of capital gains, received by the investment division from the underlying portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against policy owner cash value either through the reduction of unit values or the redemption of units. The recognition of investment income by the investment division is affected by the timing of the declaration of dividends by the underlying portfolio in which the investment divisions invest.
(3) These amounts represent the annualized policy expenses of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit value. Charges made directly to policy owner cash value through the redemption of units and expenses of the underlying portfolio are excluded.
(4) These amounts represent the total return for the period indicated including changes in the value of the underlying portfolio and expenses assessed through the reduction of unit values. The total return does not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the Separate Account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.
(a) For the Period January 1, 2005 to April 30, 2005
(b) For the Period May 1, 2005 to December 31, 2005

      MET/AIM         HARRIS OAKMARK           JANUS            LORD ABBETT      NEUBERGER BERMAN       LORD ABBETT
 SMALL CAP GROWTH      INTERNATIONAL     AGGRESSIVE GROWTH   GROWTH AND INCOME      REAL ESTATE        MID-CAP VALUE
INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
------------------- ------------------- ------------------- ------------------- ------------------- -------------------
          129,221             636,793             844,525              4,368              503,432             2,543
 $11.71 to $12.31    $15.26 to $15.77      $7.50 to $8.74              $9.49     $14.52 to $14.74            $12.71
           $1,587              $9,974              $7,323                $41               $7,395               $32
            2.38%               1.83%               0.12%              0.27%                0.19%             7.97%
            0.90%               0.90%      0.48% to 0.90%       .48% to .60%       0.40& to 0.90%      .48% to .60%
  7.63% to 10.16%    13.47% to 14.48%    12.83% to 13.84%              3.68%     12.60% to 13.61%             8.05%
          101,110             289,245             741,720              5,975              151,740                21
 $11.06 to $11.33    $13.45 to $13.77      $6.60 to $7.68              $9.15     $12.90 to $12.97            $11.76
           $1,143              $3,963              $5,657            $54,684               $1,965              .246
            0.00%               0.04%               0.00%              0.55%                7.50%             4.88%
            0.90%               0.90%      0.48% to 0.90%     0.40% to 0.60%       0.40& to 0.90%             0.60%
   5.78% to 6.73%    19.73% to 20.80%      7.85% to 8.82%             12.92%     28.97% to 29.74%            17.59%
           60,439              71,528             582,357              2,532                   --                --
 $10.46 to $10.62    $11.23 to $11.40      $6.10 to $7.06              $8.10                  $--               $--
             $643                $814              $4,087            $20,529                  $--               $--
            0.00%               1.84%               0.00%              0.00%                   --                --
            0.90%               0.90%      0.60& to 0.90%              0.60%                   --                --
 37.84% to 39.08%    34.16% to 35.37%    23.37% to 29.93%             29.15%                   --                --
           15,245              17,743             389,441                 --                   --                --
   $7.59 to $7.63      $8.37 to $8.42      $4.94 to $5.43                $--                  $--               $--
             $116                $150              $2,088                $--                  $--               $--
            0.00%               0.00%               0.00%                 --                   --                --
            0.90%               0.90%      0.60& to 0.90%                 --                   --                --
             -24%                -16%                -31%                 --                   --                --
               --                  --             135,682                 --                   --                --
              $--                 $--      $7.15 to $7.82                $--                  $--               $--
              $--                 $--              $1,051                $--                  $--               $--
               --                  --               0.00%                 --                   --                --
               --                  --      0.60& to 0.90%                 --                   --                --
               --                  --        -23% to -14%                 --                   --                --

   THIRD AVENUE
  SMALLCAP VALUE
INVESTMENT DIVISION
-------------------
          2,073
         $13.92
            $29
          0.46%
   .40% to .60%
         15.48%
            366
         $12.06
             $4
          4.31%
          0.40%
         20.58%
             --
            $--
            $--
             --
             --
             --
             --
            $--
            $--
             --
             --
             --
             --
            $--
            $--
             --
             --
             --

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)


6.  UNIT VALUES

The following table is a summary of unit values and units outstanding for the Policies and the expenses as a percentage of average net assets, excluding expenses for the underlying portfolios, for the year ended December 31, 2005, 2004, 2003 and 2002 and 2001 respectively, or lesser time period if applicable.

                                                         OPPENHEIMER CAPITAL        AMERICAN            DELAWARE
                                                            APPRECIATION          CENTURY VISTA      SMALL CAP VALUE
                                                       INVESTMENT DIVISION (B) INVESTMENT DIVISION INVESTMENT DIVISION
                                                       ----------------------- ------------------- -------------------
2005
Units.................................................              10,588            1,252               9,876
Unit Fair Value, Lowest to Highest (1)................    $10.95 to $11.01           $11.65              $14.17
Net Assets (In Thousands).............................                $116              $15                $140
Investment Income Ratio to Net Assets (2).............               2.02%            0.00%              11.95%
Expenses as a percent of Average Net Assets, Lowest to
 Highest (3)..........................................               0.90%            0.40%               0.48%
Total Return, Lowest to Highest (4)...................      9.21% to 9.86%            8.13%              17.85%
2004
Units.................................................                  --               --                  --
Unit Fair Value, Lowest to Highest (1)................                 $--              $--                 $--
Net Assets (In Thousands).............................                 $--              $--                 $--
Investment Income Ratio to Net Assets (2).............                  --               --                  --
Expenses as a percent of Average Net Assets, Lowest to
 Highest (3)..........................................                  --               --                  --
Total Return, Lowest to Highest (4)...................                  --               --                  --
2003
Units.................................................                  --               --                  --
Unit Fair Value, Lowest to Highest (1)................                 $--              $--                 $--
Net Assets (In Thousands).............................                 $--              $--                 $--
Investment Income Ratio to Net Assets (2).............                  --               --                  --
Expenses as a percent of Average Net Assets, Lowest to
 Highest (3)..........................................                  --               --                  --
Total Return, Lowest to Highest (4)...................                  --               --                  --
2002
Units.................................................                  --               --                  --
Unit Fair Value, Lowest to Highest (1)................                 $--              $--                 $--
Net Assets (In Thousands).............................                 $--              $--                 $--
Investment Income Ratio to Net Assets (2).............                  --               --                  --
Expenses as a percent of Average Net Assets, Lowest to
 Highest (3)..........................................                  --               --                  --
Total Return, Lowest to Highest (4)...................                  --               --                  --
2001
Units.................................................                  --               --                  --
Unit Fair Value, Lowest to Highest (1)................                 $--              $--                 $--
Net Assets (In Thousands).............................                 $--              $--                 $--
Investment Income Ratio to Net Assets (2).............                  --               --                  --
Expenses as a percent of Average Net Assets, Lowest to
 Highest (3)..........................................                  --               --                  --
Total Return, Lowest to Highest (4)...................                  --               --                  --

                                                             DREYFUS
                                                        EMERGING LEADERS
                                                       INVESTMENT DIVISION
                                                       -------------------
2005
Units.................................................          916
Unit Fair Value, Lowest to Highest (1)................       $11.81
Net Assets (In Thousands).............................          $11
Investment Income Ratio to Net Assets (2).............       10.39%
Expenses as a percent of Average Net Assets, Lowest to
 Highest (3)..........................................        0.60%
Total Return, Lowest to Highest (4)...................        4.75%
2004
Units.................................................           --
Unit Fair Value, Lowest to Highest (1)................          $--
Net Assets (In Thousands).............................          $--
Investment Income Ratio to Net Assets (2).............           --
Expenses as a percent of Average Net Assets, Lowest to
 Highest (3)..........................................           --
Total Return, Lowest to Highest (4)...................           --
2003
Units.................................................           --
Unit Fair Value, Lowest to Highest (1)................          $--
Net Assets (In Thousands).............................          $--
Investment Income Ratio to Net Assets (2).............           --
Expenses as a percent of Average Net Assets, Lowest to
 Highest (3)..........................................           --
Total Return, Lowest to Highest (4)...................           --
2002
Units.................................................           --
Unit Fair Value, Lowest to Highest (1)................          $--
Net Assets (In Thousands).............................          $--
Investment Income Ratio to Net Assets (2).............           --
Expenses as a percent of Average Net Assets, Lowest to
 Highest (3)..........................................           --
Total Return, Lowest to Highest (4)...................           --
2001
Units.................................................           --
Unit Fair Value, Lowest to Highest (1)................          $--
Net Assets (In Thousands).............................          $--
Investment Income Ratio to Net Assets (2).............           --
Expenses as a percent of Average Net Assets, Lowest to
 Highest (3)..........................................           --
Total Return, Lowest to Highest (4)...................           --

--------
(1) Metropolitan Life sells a number of variable life products, which have unique combinations of features and fees that are charged against the policy owners cash value. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.
(2) These amounts represent the dividends, excluding distributions of capital gains, received by the investment division from the underlying portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against policy owner cash value either through the reduction of unit values or the redemption of units. The recognition of investment income by the investment division is affected by the timing of the declaration of dividends by the underlying portfolio in which the investment divisions invest.
(3) These amounts represent the annualized policy expenses of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit value. Charges made directly to policy owner cash value through the redemption of units and expenses of the underlying portfolio are excluded.
(4) These amounts represent the total return for the period indicated including changes in the value of the underlying portfolio and expenses assessed through the reduction of unit values. The total return does not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the Separate Account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.
(a) For the Period January 1, 2005 to April 30, 2005
(b) For the Period May 1, 2005 to December 31, 2005

      DREYFUS             DREYFUS          GOLDMAN SACHS        GOLDMAN SACHS             MFS             VAN KAMPEN
INTERNATIONAL VALUE    APPRECIATION        MID CAP VALUE    CORE SMALL CAP EQUITY     HIGH INCOME         GOVERNMENT
INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION INVESTMENT DIVISION
------------------- ------------------- ------------------- --------------------- ------------------- -------------------
          14,559               1,591               3,769            4,239                    6,238           1,272
          $12.95              $10.71              $12.38           $11.83                   $11.07          $10.72
            $188                 $17                 $47              $50                      $69              14
           3.64%               0.00%              16.09%           17.27%                   11.32%           0.00%
                                                                       --
  0.40% to 0.48%      0.40% to 0.60%      0.40% to 0.48%            0.48%           0.40% to 0.48%           0.40%
          11.69%               4.12%              12.83%            6.07%                    2.05%           3.28%
           1,371                 324               1,123               --                    4,700              --
          $11.60              $10.29              $10.97              $--                   $10.84             $--
             $16                  $3                 $12              $--                      $51             $--
          16.27%               2.88%              19.94%               --                    0.00%              --
           0.40%               0.60%      0.40% to 0.48%               --                    0.48%              --
          15.99%               2.91%               9.71%               --                    8.43%              --
              --                  --                  --               --                       --              --
             $--                 $--                 $--              $--                      $--             $--
             $--                 $--                 $--              $--                      $--             $--
              --                  --                  --               --
              --                  --                  --               --                       --              --
              --                  --                  --               --                       --              --
              --                  --                  --               --                       --              --
             $--                 $--                 $--              $--                      $--             $--
             $--                 $--                 $--               --                       --              --
              --                  --                  --               --                       --              --
              --                  --                  --               --                       --              --
              --                  --                  --               --                       --              --
              --                  --                  --               --                       --              --
             $--                 $--                 $--              $--                      $--             $--
             $--                 $--                 $--               --                       --              --
              --                  --                  --               --                       --              --
              --                  --                  --               --                       --              --
              --                  --                  --               --                       --              --

WELLS FARGO ADVANTAGE
  TOTAL RETURN BOND
 INVESTMENT DIVISION
---------------------
        1,620
       $10.62
           17
        3.06%

        0.40%
        1.90%
           --
          $--
          $--
           --
           --
           --
           --
          $--
          $--

           --
           --
           --
          $--
           --
           --
           --
           --
           --
          $--
           --
           --
           --
           --

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)


6.  UNIT VALUES

The following table is a summary of unit values and units outstanding for the Policies and the expenses as a percentage of average net assets, excluding expenses for the underlying portfolios, for the year ended December 31, 2005, 2004, 2003 and 2002 and 2001 respectively, or lesser time period if applicable.

                                                                   WELLS FARGO ADVANTAGE WELLS FARGO ADVANTAGE
                                                                   LARGE COMPANY GROWTH      EQUITY INCOME
                                                                    INVESTMENT DIVISION   INVESTMENT DIVISION
                                                                   --------------------- ---------------------
2005
Units.............................................................           772                   727
Unit Fair Value, Lowest to Highest (1)............................        $11.02                $11.38
Net Assets (In Thousands).........................................            $9                    $8
Investment Income Ratio to Net Assets (2).........................         0.23%                 1.79%
Expenses as a percent of Average Net Assets, Lowest to Highest (3)         0.40%                 0.40%
Total Return, Lowest to Highest (4)...............................         5.70%                 5.38%
2004
Units.............................................................           416                   402
Unit Fair Value, Lowest to Highest (1)............................        $10.42                $10.80
Net Assets (In Thousands).........................................            $4                    $4
Investment Income Ratio to Net Assets (2).........................         0.00%                 0.00%
Expenses as a percent of Average Net Assets, Lowest to Highest (3)         0.40%                 0.40%
Total Return, Lowest to Highest (4)...............................         4.23%                 8.03%
2003
Units.............................................................            --                    --
Unit Fair Value, Lowest to Highest (1)............................           $--                   $--
Net Assets (In Thousands).........................................           $--                   $--
Investment Income Ratio to Net Assets (2).........................            --                    --
Expenses as a percent of Average Net Assets, Lowest to Highest (3)            --                    --
Total Return, Lowest to Highest (4)...............................            --                    --
2002
Units.............................................................            --                    --
Unit Fair Value, Lowest to Highest (1)............................           $--                   $--
Net Assets (In Thousands).........................................           $--                   $--
Investment Income Ratio to Net Assets (2).........................            --                    --
Expenses as a percent of Average Net Assets, Lowest to Highest (3)            --                    --
Total Return, Lowest to Highest (4)...............................            --                    --
2001
Units.............................................................            --                    --
Unit Fair Value, Lowest to Highest (1)............................           $--                   $--
Net Assets (In Thousands).........................................           $--                   $--
Investment Income Ratio to Net Assets (2).........................            --                    --
Expenses as a percent of Average Net Assets, Lowest to Highest (3)            --                    --
Total Return, Lowest to Highest (4)...............................            --                    --

--------
(1) Metropolitan Life sells a number of variable life products, which have unique combinations of features and fees that are charged against the policy owners cash value. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.
(2) These amounts represent the dividends, excluding distributions of capital gains, received by the investment division from the underlying portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against policy owner cash value either through the reduction of unit values or the redemption of units. The recognition of investment income by the investment division is affected by the timing of the declaration of dividends by the underlying portfolio in which the investment divisions invest.
(3) These amounts represent the annualized policy expenses of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit value. Charges made directly to policy owner cash value through the redemption of units and expenses of the underlying portfolio are excluded.
(4) These amounts represent the total return for the period indicated including changes in the value of the underlying portfolio and expenses assessed through the reduction of unit values. The total return does not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the Separate Account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.
(a) For the Period January 1, 2005 to April 30, 2005
(b) For the Period May 1, 2005 to December 31, 2005

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)



7.  CHANGE OF PORTFOLIO NAME, PORTFOLIO MERGERS, AND SHARE SUBSTITUTIONS

Effective December 19, 2005, Lazard Asset Management LLC became the sub-investment manager for the Met/AIM Mid Cap Core Portfolio, which changed its name to Lazard Mid-Cap Portfolio.

Effective February 1, 2005, American Century International Investment Division and American Century Value Investment Division were closed.

Effective May 1, 2005, Neuberger Berman Partners Mid Cap Value Portfolio of the Metropolitan Fund changed its name to Neuberger Berman Mid Cap Value Portfolio.

Effective May 1, 2005, Janus Aspen Capital Appreciation Portfolio and Janus Aspen Growth Portfolio of the Janus Fund changed their names to Janus Aspen Forty Portfolio and Janus Aspen Large Cap Growth Portfolio, respectively.

Effective May 1, 2005, AllianceBernstein Technology Portfolio changed its name to AllianceBernstein Global Technology Portfolio.

Effective May 1, 2005, Oppenheimer Funds, Inc. became sub-investment manager for the Scudder Global Equity Portfolio, which changed its name to the Oppenheimer Global Equity Portfolio.

Effective May 1, 2005, Invesco VIF Core Portfolio of the AIM Funds changed its name to the AIM V.I. Core Stock Portfolio.

Effective May 1, 2005, Met/Putnam Voyager Portfolio of the Metropolitan Fund merged into the Jennison Growth Portfolio of the Metropolitan Fund.

Effective May 1, 2005, the Wells Fargo Fund changed the names of all its portfolios as follows:

 OLD PORTFOLIO NAME                     NEW PORTFOLIO NAME
 ------------------                     ------------------
 Wells Fargo Total Return Portfolio     Wells Fargo Advantage Total Return
                                        Bond Portfolio
 Wells Fargo Money Market Portfolio     Wells Fargo Advantage Money Market
                                        Portfolio
 Wells Fargo Asset Allocation Portfolio Wells Fargo Advantage Asset
                                        Allocation Portfolio
 Wells Fargo Growth Portfolio           Wells Fargo Advantage Large Company
                                        Core Portfolio
 Wells Fargo Large Company Growth       Wells Fargo Advantage Large Company
  Portfolio                             Growth Portfolio
 Wells Fargo Equity Income Portfolio    Wells Fargo Advantage Equity Income
                                        Portfolio

Effective January 31, 2005, BlackRock Advisors, Inc. replaced State Street Research & Management Company as subadvisor to all portfolios previously managed by State Street Research & Management Company and changed the names of the portfolios as follows:

             OLD PORTFOLIO NAME         NEW PORTFOLIO NAME
             ------------------         ------------------
             State Street Research
              Investment Trust          BlackRock Investment
              Portfolio                 Trust Portfolio
             State Street Research      BlackRock Diversified
              Diversified Portfolio     Portfolio
             State Street Research
              Aggressive Growth         BlackRock Aggressive
              Portfolio                 Growth Portfolio
             State Street Research      BlackRock Large Cap Value
              Large Cap Value Portfolio Portfolio
             State Street Research      BlackRock Bond Income
              Bond Income Portfolio     Portfolio
             State Street Research      BlackRock Money Market
              Money Market Portfolio    Portfolio
             State Street Research
              Large Cap Growth          BlackRock Legacy Large
              Portfolio                 Cap Growth Portfolio
             State Street Research      BlackRock Strategic Value
              Aurora Portfolio          Portfolio

Effective January 15, 2005, RCM Capital Management LLC became sub-investment manager for the PIMCO PEA Innovation Portfolio, which changed its name to RCM Global Technology Portfolio.

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONCLUDED)



7. CHANGE OF PORTFOLIO NAME, PORTFOLIO MERGERS, AND SHARE SUBSTITUTIONS -- (CONTINUED)

Effective May 3, 2004, FI Mid Cap Opportunities Portfolio and MFS Research Managers Portfolio merged into Janus Mid Cap Portfolio and MFS Investors Trust Portfolio, respectively. Janus Mid Cap Portfolio subsequently changed its name to FI Mid Cap Opportunities Portfolio.

Effective May 3, 2004, Invesco Real Estate Opportunities Portfolio, PIMCO Innovation Portfolio and FI Structured Equity Portfolio changed their names to AIM Real Estate Portfolio, PIMCO PEA Innovation Portfolio and FI Value Leaders Portfolio, respectively.

Effective May 3, 2004, Alger Equity Growth Investment Division and Franklin Templeton Small Cap Valuemark Investment Division substituted all of their shares in Alger Equity Growth Portfolio of the Metropolitan Fund and Franklin Templeton Small Cap Valuemark Portfolio of the Franklin Fund, respectively for shares in Wells Fargo Large Cap Growth Portfolio and T. Rowe Price Small Cap Growth Portfolio of the Metropolitan Fund, respectively and subsequently changed their names to Wells Fargo Large Cap Growth Investment Division and T. Rowe Price Small Cap Investment Division.

Effective May 3, 2004, Alliance Premier Growth Investment Division and Invesco High Yield Investment Division substituted all of their shares in Alliance Premier Growth Portfolio of the Alliance Fund and Invesco High Yield Portfolio of the Invesco Fund, respectively, for shares in Janus Aggressive Growth Portfolio and Lord Abbett Bond Debenture Portfolio of the Met Investors Fund, respectively and subsequently changed their names to Janus Aggressive Growth Investment Division and Lord Abbett Bond Debenture Investment Division.

Effective December 16, 2003, Putnam International Stock Portfolio of the Metropolitan Fund changed its name to FI International Stock Portfolio.

Effective May 1, 2003, Putnam Large Cap Growth Portfolio changed its name to Met/Putnam Voyager Portfolio and all series of the New England Zenith Fund became newly organized portfolios of the Metropolitan Fund. The reorganization had no effect on the investment objectives, policies or advisory fees of any series, nor was there any change in investment adviser or sub-adviser.

Effective April 28, 2003, Janus Growth Portfolio of the Metropolitan Fund merged into the Janus Aggressive Growth Portfolio of the Met Investors Fund.

Effective January 1, 2003, MFS Mid Cap Growth Portfolio changed sub-advisers from Massachusetts Financial Services to T. Rowe Price Associates Inc. and changed its name to T. Rowe Price Mid Cap Growth Portfolio. Wells Fargo Concentrated International Portfolio changed sub-advisers from Wells Fargo & Management Company to Harris Associates L.P. and changed its name to Harris Oakmark International Portfolio.

                    GROUP VARIABLE UNIVERSAL LIFE POLICIES

                     METROPOLITAN LIFE SEPARATE ACCOUNT UL

                 ISSUED BY METROPOLITAN LIFE INSURANCE COMPANY

                      STATEMENT OF ADDITIONAL INFORMATION


                                  MAY 1, 2006

This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to the prospectus dated May 1, 2006 for Group Variable Universal Life and should be read in conjunction therewith. A copy of that prospectus may be obtained by writing to MetLife GVUL Administration, 190 Carondelet Plaza, St. Louis, Missouri 63105.

                               TABLE OF CONTENTS


     The Company and the Separate Account............................. B-3
     Additional Information about the Operations of the Certificates.. B-3
       Limits to MetLife's Right to Challenge the Certificate......... B-3
       Misstatement of Age............................................ B-3
     Payment and Deferment............................................ B-3
     Additional Information About Voting.............................. B-3
     Restrictions on Financial Transactions...........................
     Additional Information About Commissions......................... B-4
     Independent Registered Public Accounting Firm.................... B-4
     Financial Statements............................................. B-4

                     THE COMPANY AND THE SEPARATE ACCOUNT

Metropolitan Life Insurance Company ("MetLife") is a wholly-owned subsidiary of MetLife, Inc., a publicly traded company. Our main office is located at 200 Park Avenue, New York, New York 10166. MetLife was formed under the laws of New York State in 1868.

We established the Separate Account under New York law on December 13, 1988. The Separate Account receives premium payments from the Policies described in the Prospectus and other variable life insurance policies that we issue. We have registered the Separate Account as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act").

For more information about MetLife, please visit our website at www.metlife.com

        ADDITIONAL INFORMATION ABOUT THE OPERATIONS OF THE CERTIFICATES

LIMITS TO METLIFE'S RIGHT TO CHALLENGE THE CERTIFICATE

We will not contest:
..  The Certificate after two Certificate years from issue or reinstatement
   (excluding riders added later).
..  An increase in a death benefit after it has been in effect for two years.

MISSTATEMENT OF AGE

We will adjust benefits to reflect the correct age of the covered person, if this information is not correct in the Certificate enrollment form.

PAYMENT AND DEFERMENT

We can delay transfers, withdrawals, surrender and payment of Certificate loans from the Fixed Account for up to 6 months.

Generally, we will pay or transfer amounts from the Separate Account within seven days after the Date of Receipt of all necessary documentation required for such payment or transfer. We can defer this if:
..  The New York Stock Exchange has an unscheduled closing.
..  There is an emergency so that we could not reasonably determine the investment experience of the Certificate.
.. The Securities and Exchange Commission by order permits us to do so for the protection of Certificate owners (provided that the delay is permitted under New York State insurance law and regulations).
..  With respect to the insurance proceeds, if entitlement to a payment is being questioned or is uncertain.
.. We are paying amounts attributable to a check. In that case we can wait for a reasonable time (15 days or less) to let the check clear.

We currently pay interest on the amount of insurance proceeds at 3% per year (or higher if state law requires) from the date of death until the date we pay the benefit.

                       ADDITIONAL INFORMATION ON VOTING

If you are eligible to give us voting instructions, we will send you informational material and a form to send back to us. We are entitled to disregard voting instructions in certain limited circumstances prescribed by the SEC. If we do so, we will give you our reasons in the next semi-annual report to Certificate owners.

The number of shares for which you can give us voting instructions is determined as of the record date for the Fund shareholder meeting by dividing:
.. The Certificate's cash value in the corresponding investment division; by .. The net asset value of one share of that Portfolio.

We will count fractional votes. If we do not receive timely voting instructions from Certificate owners and other insurance and annuity owners that are entitled to give us voting instructions, we will vote those shares in the same proportion as the shares held in the same separate account for which we did receive voting instructions. Also, we will vote Fund shares that are not attributable to insurance or annuity owners (including shares that we hold in our general account) or that are held in separate accounts that are not registered under the 1940 Act in the same proportion as the aggregate of the shares for which we received voting instructions from all insurance and annuity owners.

                   ADDITIONAL INFORMATION ABOUT COMMISSIONS


We paid commissions of $163,317, $156,515 and $151,685 in 2003, 2004 and 2005
respectively. The amount of revenues we received from sales charges was less than the amount of commissions we paid in each of these three years.

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements of Metropolitan Life Insurance Company (which report expresses an unqualified opinion and includes an explanatory paragraph referring to the change in the method of accounting for certain non-traditional long duration contracts and separate accounts, and for embedded derivatives in certain insurance products as required by new accounting guidance which became effective on January 1, 2004 and October 1, 2003, respectively), included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein, and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. The principal address of Deloitte & Touche LLP is 201 East Kennedy Boulevard, Suite 1200, Tampa, Florida 33602-5827.


                             FINANCIAL STATEMENTS

The financial statements of MetLife are attached to this Statement of Additional Information. Our financial statements should be considered only as bearing upon our ability to meet our obligations under the Certificate.

                   INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

                                                              PAGE
                                                              ----
Report of Independent Registered Public Accounting Firm.....  F-1
Financial Statements at December 31, 2005 and 2004 and for
  the years ended December 31, 2005, 2004 and 2003:
  Consolidated Balance Sheets...............................  F-2
  Consolidated Statements of Income.........................  F-3
  Consolidated Statements of Stockholder's Equity...........  F-4
  Consolidated Statements of Cash Flows.....................  F-5
  Notes to Consolidated Financial Statements................  F-7

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholder of
Metropolitan Life Insurance Company
New York, New York:

     We have audited the accompanying consolidated balance sheets of Metropolitan Life Insurance Company and subsidiaries (the "Company") as of December 31, 2005 and 2004, and the related consolidated statements of income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2005. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Metropolitan Life Insurance Company and subsidiaries at December 31, 2005 and 2004, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2005, in conformity with accounting principles generally accepted in the United States of America.

     As discussed in Note 1, the Company changed its method of accounting for certain non-traditional long duration contracts and separate accounts, and for embedded derivatives in certain insurance products as required by new accounting guidance which became effective on January 1, 2004 and October 1, 2003, respectively, and recorded the impact as cumulative effects of changes in accounting principles.

/s/ DELOITTE & TOUCHE LLP

New York, New York
April 17, 2006

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of Metlife, Inc.)

                          CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 2005 AND 2004

                 (IN MILLIONS, EXCEPT SHARE AND PER SHARE DATA)

                                                                2005       2004
                                                              --------   --------
ASSETS
Investments:
  Fixed maturities available-for-sale, at fair value
    (amortized cost: $141,929 and $141,496, respectively)...  $147,897   $150,229
  Trading securities, at fair value (cost: $373 and $0,
    respectively)...........................................       373         --
  Equity securities available-for-sale, at fair value (cost:
    $1,989 and $1,646, respectively)........................     2,217      1,903
  Mortgage and consumer loans...............................    33,094     31,571
  Policy loans..............................................     8,412      8,256
  Real estate and real estate joint ventures
    held-for-investment.....................................     4,087      2,643
  Real estate held-for-sale.................................        --        678
  Other limited partnership interests.......................     3,256      2,891
  Short-term investments....................................       883      1,194
  Other invested assets.....................................     5,839      4,908
                                                              --------   --------
    Total investments.......................................   206,058    204,273
Cash and cash equivalents...................................     1,787      2,370
Accrued investment income...................................     2,030      2,006
Premiums and other receivables..............................     6,678      5,497
Deferred policy acquisition costs and value of business
  acquired..................................................    11,438     11,062
Assets of subsidiaries held-for-sale........................        --        410
Other assets................................................     6,183      5,863
Separate account assets.....................................    73,152     68,507
                                                              --------   --------
    Total assets............................................  $307,326   $299,988
                                                              ========   ========

LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities:
  Future policy benefits....................................  $ 94,372   $ 91,598
  Policyholder account balances.............................    72,793     68,357
  Other policyholder funds..................................     6,918      6,730
  Policyholder dividends payable............................       915        885
  Policyholder dividend obligation..........................     1,607      2,243
  Short-term debt...........................................       453      1,445
  Long-term debt............................................     2,961      2,050
  Shares subject to mandatory redemption....................       278        278
  Liabilities of subsidiaries held-for-sale.................        --        268
  Current income taxes payable..............................       444        709
  Deferred income taxes payable.............................     2,729      2,671
  Payables for collateral under securities loaned and other
    transactions............................................    21,009     25,230
  Other liabilities.........................................    11,228     10,025
  Separate account liabilities..............................    73,152     68,507
                                                              --------   --------
    Total liabilities.......................................   288,859    280,996
                                                              --------   --------
Stockholder's Equity:
Common stock, par value $0.01 per share; 1,000,000,000
  shares authorized; 494,466,664 shares issued and
  outstanding at December 31, 2005 and 2004.................         5          5
Additional paid-in capital..................................    13,808     13,827
Retained earnings...........................................     2,749      2,696
Accumulated other comprehensive income......................     1,905      2,464
                                                              --------   --------
  Total stockholder's equity................................    18,467     18,992
                                                              --------   --------
  Total liabilities and stockholder's equity................  $307,326   $299,988
                                                              ========   ========

          See accompanying notes to consolidated financial statements.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of Metlife, Inc.)

                       CONSOLIDATED STATEMENTS OF INCOME
              FOR THE YEARS ENDED DECEMBER 31, 2005, 2004 AND 2003

                                 (IN MILLIONS)

                                                               2005      2004      2003
                                                              -------   -------   -------
REVENUES
Premiums....................................................  $19,256   $17,437   $18,099
Universal life and investment-type product policy fees......    1,948     2,009     1,920
Net investment income.......................................   11,750    10,818    10,267
Other revenues..............................................      820       862       980
Net investment gains (losses)...............................      179       282      (526)
                                                              -------   -------   -------
  Total revenues............................................   33,953    31,408    30,740
                                                              -------   -------   -------
EXPENSES
Policyholder benefits and claims............................   20,445    18,736    18,590
Interest credited to policyholder account balances..........    2,596     2,357     2,379
Policyholder dividends......................................    1,647     1,636     1,699
Other expenses..............................................    5,717     5,583     5,771
                                                              -------   -------   -------
  Total expenses............................................   30,405    28,312    28,439
                                                              -------   -------   -------
Income from continuing operations before provision for
  income taxes..............................................    3,548     3,096     2,301
Provision for income taxes..................................    1,105       876       643
                                                              -------   -------   -------
Income from continuing operations...........................    2,443     2,220     1,658
Income from discontinued operations, net of income taxes....      810        71       369
                                                              -------   -------   -------
Income before cumulative effect of a change in accounting...    3,253     2,291     2,027
Cumulative effect of a change in accounting, net of income
  taxes.....................................................       --       (52)      (26)
                                                              -------   -------   -------
Net income..................................................  $ 3,253   $ 2,239   $ 2,001
                                                              =======   =======   =======

          See accompanying notes to consolidated financial statements.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of Metlife, Inc.)

                CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY
              FOR THE YEARS ENDED DECEMBER 31, 2005, 2004 AND 2003

                                 (IN MILLIONS)

                                                                                     ACCUMULATED OTHER COMPREHENSIVE
                                                                                              INCOME (LOSS)
                                    PARENT'S                                      -------------------------------------
                                   INTEREST IN                                       NET
                                    PREFERRED                                     UNREALIZED     FOREIGN      MINIMUM
                                      STOCK               ADDITIONAL              INVESTMENT    CURRENCY      PENSION
                                      OF A       COMMON    PAID-IN     RETAINED     GAINS      TRANSLATION   LIABILITY
                                   SUBSIDIARY    STOCK     CAPITAL     EARNINGS    (LOSSES)    ADJUSTMENT    ADJUSTMENT    TOTAL
                                   -----------   ------   ----------   --------   ----------   -----------   ----------   -------
Balance at January 1, 2003.......     $ --         $5      $13,474     $   708      $1,991        $(67)        $ (46)     $16,065
Issuance of preferred stock by
 subsidiary to the Holding
 Company.........................       93                                                                                     93
Issuance of shares -- by
 subsidiary......................                               24                                                             24
Issuance of stock options -- by
 subsidiary......................                                2                                                              2
Sale of subsidiaries to the
 Holding Company or affiliate....                              261                                                            261
Capital contribution from the
 Holding Company.................                                2                                                              2
Return of capital to the Holding
 Company.........................                              (33)                                                           (33)
Dividends on common stock........                                       (1,448)                                            (1,448)
Comprehensive income (loss):
 Net income......................                                        2,001                                              2,001
 Other comprehensive income
   (loss):
   Unrealized gains (losses) on
     derivative instruments, net
     of income taxes.............                                                     (228)                                  (228)
   Unrealized investment gains
     (losses), net of related
     offsets and income taxes....                                                      642                                    642
   Foreign currency translation
     adjustments.................                                                                  174                        174
   Minimum pension liability
     adjustment..................                                                                                (82)         (82)
                                                                                                                          -------
   Other comprehensive income
     (loss)......................                                                                                             506
                                                                                                                          -------
 Comprehensive income (loss).....                                                                                           2,507
                                      ----         --      -------     -------      ------        ----         -----      -------
Balance at December 31, 2003.....       93          5       13,730       1,261       2,405         107          (128)      17,473
Contribution of preferred stock
 by Holding Company to subsidiary
 and retirement thereof..........      (93)                                                                                   (93)
Issuance of shares -- by
 subsidiary......................                                4                                                              4
Issuance of stock options -- by
 subsidiary......................                                2                                                              2
Capital contribution from the
 Holding Company.................                               94                                                             94
Return of capital to the Holding
 Company.........................                               (3)                                                            (3)
Dividends on preferred stock.....                                           (7)                                                (7)
Dividends on common stock........                                         (797)                                              (797)
Comprehensive income (loss):
 Net income......................                                        2,239                                              2,239
 Other comprehensive income
   (loss):
   Unrealized gains (losses) on
     derivative instruments, net
     of income taxes.............                                                      (77)                                   (77)
   Unrealized investment gains
     (losses), net of related
     offsets and income taxes....                                                       19                                     19
   Cumulative effect of a change
     in accounting, net of income
     taxes.......................                                                       61                                     61
   Foreign currency translation
     adjustments.................                                                                   79                         79
   Minimum pension liability
     adjustment..................                                                                                 (2)          (2)
                                                                                                                          -------
   Other comprehensive income
     (loss)......................                                                                                              80
                                                                                                                          -------
 Comprehensive income (loss).....                                                                                           2,319
                                      ----         --      -------     -------      ------        ----         -----      -------
Balance at December 31, 2004.....       --          5       13,827       2,696       2,408         186          (130)      18,992
Treasury stock transactions,
 net -- by subsidiary............                              (15)                                                           (15)
Issuance of stock options -- by
 subsidiary......................                               (4)                                                            (4)
Dividends on common stock........                                       (3,200)                                            (3,200)
Comprehensive income (loss):
 Net income......................                                        3,253                                              3,253
 Other comprehensive income
   (loss):
   Unrealized gains (losses) on
     derivative instruments, net
     of income taxes.............                                                      184                                    184
   Unrealized investment gains
     (losses), net of related
     offsets and income taxes....                                                     (783)                                  (783)
   Foreign currency translation
     adjustments.................                                                                  (49)                       (49)
   Minimum pension liability
     adjustment..................                                                                                 89           89
                                                                                                                          -------
   Other comprehensive income
     (loss)......................                                                                                            (559)
                                                                                                                          -------
 Comprehensive income (loss).....                                                                                           2,694
                                      ----         --      -------     -------      ------        ----         -----      -------
Balance at December 31, 2005.....     $ --         $5      $13,808     $ 2,749      $1,809        $137         $ (41)     $18,467
                                      ====         ==      =======     =======      ======        ====         =====      =======

          See accompanying notes to consolidated financial statements.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                  (A Wholly-Owned Subsidiary of Metlife, Inc.)


                     CONSOLIDATED STATEMENTS OF CASH FLOWS

              FOR THE YEARS ENDED DECEMBER 31, 2005, 2004 AND 2003


                                 (IN MILLIONS)


                                                                2005        2004       2003
                                                              ---------   --------   --------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income..................................................  $   3,253   $  2,239   $  2,001
Adjustments to reconcile net income to net cash provided by
  operating activities:
  Depreciation and amortization expenses....................        299        344        394
  Amortization of premiums and accretion of discounts
    associated with investments, net........................       (203)       (15)      (162)
  (Gains) losses from sales of investments and businesses,
    net.....................................................     (1,379)      (289)        96
  Equity of earnings of real estate joint ventures and other
    limited partnership interests...........................       (399)      (167)        19
  Interest credited to policyholder account balances........      2,596      2,357      2,379
  Universal life and investment-type product policy fees....     (1,948)    (2,009)    (1,920)
  Change in accrued investment income.......................        (24)       (67)       (93)
  Change in premiums and other receivables..................       (734)       460        (81)
  Change in deferred policy acquisition costs, net..........       (504)      (752)      (904)
  Change in insurance-related liabilities...................      3,794      3,829      3,989
  Change in trading securities..............................       (375)        --         --
  Change in income taxes payable............................        147       (101)       250
  Change in other assets....................................       (236)      (390)      (455)
  Change in other liabilities...............................      1,878      1,288        637
  Other, net................................................         24         29        (61)
                                                              ---------   --------   --------
Net cash provided by operating activities...................      6,189      6,756      6,089
                                                              ---------   --------   --------
CASH FLOWS FROM INVESTING ACTIVITIES
Sales, maturities and repayments of:
  Fixed maturities..........................................    118,459     78,494     69,292
  Equity securities.........................................        777      1,587        576
  Mortgage and consumer loans...............................      7,890      3,961      3,221
  Real estate and real estate joint ventures................      1,922        436      1,087
  Other limited partnership interests.......................        953        800        330
Purchases of:
  Fixed maturities..........................................   (119,375)   (83,243)   (90,077)
  Equity securities.........................................     (1,057)    (2,107)      (149)
  Mortgage and consumer loans...............................     (9,473)    (8,639)    (4,354)
  Real estate and real estate joint ventures................     (1,323)      (737)      (278)
  Other limited partnership interests.......................     (1,012)      (893)      (643)
Net change in short-term investments........................        409        215       (183)
Proceeds from sales of businesses, net of cash disposed of
  $43, $7 and $(13), respectively...........................        260         18      1,995
Net change in policy loans..................................       (156)       (77)      (154)
Net change in other invested assets.........................       (598)      (379)    (1,108)
Net change in property, equipment and leasehold
  improvements..............................................       (114)        17        (45)
Other, net..................................................        (76)        --         (2)
                                                              ---------   --------   --------
Net cash used in investing activities.......................     (2,514)   (10,547)   (20,492)
                                                              ---------   --------   --------

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of Metlife, Inc.)

              CONSOLIDATED STATEMENTS OF CASH FLOWS -- (CONTINUED) FOR THE YEARS ENDED DECEMBER 31, 2005, 2004 AND 2003

                                 (IN MILLIONS)

                                                                2005        2004       2003
                                                              ---------   --------   --------
CASH FLOWS FROM FINANCING ACTIVITIES
  Policyholder account balances:
    Deposits................................................     30,008     28,344     29,132
    Withdrawals.............................................    (26,732)   (22,801)   (22,339)
  Net change in payables for collateral under securities
    loaned and other transactions...........................     (4,221)     1,166      7,744
  Net change in short-term debt.............................       (992)    (2,072)     2,624
  Long-term debt issued.....................................      1,216         28        137
  Long-term debt repaid.....................................       (395)       (38)      (714)
  Capital contribution from the Parent Company..............         --         --        148
  Proceeds from offering of common stock by subsidiary,
    net.....................................................         --         --        398
  Dividends on preferred stock..............................         --         (7)        --
  Dividends on common stock.................................     (3,200)      (797)    (1,448)
  Other, net................................................         --          3          8
                                                              ---------   --------   --------
Net cash (used in) provided by financing activities.........     (4,316)     3,826     15,690
                                                              ---------   --------   --------
Change in cash and cash equivalents.........................       (641)        35      1,287
Cash and cash equivalents, beginning of year................      2,428      2,393      1,106
                                                              ---------   --------   --------
CASH AND CASH EQUIVALENTS, END OF YEAR......................  $   1,787   $  2,428   $  2,393
                                                              =========   ========   ========
Cash and cash equivalents, subsidiaries held-for-sale,
  beginning of year.........................................  $      58   $     57   $     66
                                                              =========   ========   ========
CASH AND CASH EQUIVALENTS, SUBSIDIARIES HELD-FOR-SALE, END
  OF YEAR...................................................  $      --   $     58   $     57
                                                              =========   ========   ========
Cash and cash equivalents, from continuing operations,
  beginning of year.........................................  $   2,370   $  2,336   $  1,040
                                                              =========   ========   ========
CASH AND CASH EQUIVALENTS, FROM CONTINUING OPERATIONS, END
  OF YEAR...................................................  $   1,787   $  2,370   $  2,336
                                                              =========   ========   ========
Supplemental disclosures of cash flow information:
  Net cash paid during the year for:
    Interest................................................  $     203   $    140   $    307
                                                              =========   ========   ========
    Income taxes............................................  $   1,385   $    950   $    789
                                                              =========   ========   ========
  Non-cash transactions during the year:
    Business Dispositions:
      Assets disposed.......................................  $     366   $     42   $  5,493
      Less: liabilities disposed............................        269         17      3,511
                                                              ---------   --------   --------
      Net assets disposed...................................  $      97   $     25   $  1,982
      Plus: equity securities received......................         43         --         --
      Less: cash disposed...................................         43          7        (13)
                                                              ---------   --------   --------
      Business disposition, net of cash disposed............  $      97   $     18   $  1,995
                                                              =========   ========   ========
    Contribution of equity securities to MetLife
      Foundation............................................  $       1   $     50   $     --
                                                              =========   ========   ========
    Purchase money mortgage on real estate sale.............  $      --   $      2   $    196
                                                              =========   ========   ========
    Real estate acquired in satisfaction of debt............  $       1   $      7   $     14
                                                              =========   ========   ========
    Transfer from funds withheld at interest to fixed
      maturities............................................  $      --   $    606   $     --
                                                              =========   ========   ========

     See Note 5 for non-cash reinsurance transaction

          See accompanying notes to consolidated financial statements.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES.
                  (A Wholly-Owned Subsidiary of Metlife, Inc.)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  SUMMARY OF ACCOUNTING POLICIES

  BUSINESS

     Metropolitan Life Insurance Company ("Metropolitan Life") and its subsidiaries (collectively the "Company") is a leading provider of insurance and other financial services to millions of individual and institutional customers throughout the United States. The Company offers life insurance and annuities to individuals, as well as group insurance, reinsurance and retirement & savings products and services to corporations and other institutions. Metropolitan Life is a wholly-owned subsidiary of MetLife, Inc. (the "Holding Company"). The Company offered automobile and homeowners insurance through Metropolitan Property and Casualty Insurance Company and its subsidiaries ("Met P&C"), which was sold to the Holding Company in 2003. Outside the United States, the Company has direct insurance operations in Canada and Asia.

  BASIS OF PRESENTATION

     The accompanying consolidated financial statements include the accounts of
(i) Metropolitan Life and its subsidiaries; (ii) partnerships and joint ventures in which the Company has control; and (iii) variable interest entities ("VIEs") for which the Company is deemed to be the primary beneficiary. Closed block assets, liabilities, revenues and expenses are combined on a line-by-line basis with the assets, liabilities, revenues and expenses outside the closed block based on the nature of the particular item. See Note 6. Assets, liabilities, revenues and expenses of the general account for 2005 and 2004 include amounts related to certain separate accounts previously reported in separate account assets and liabilities. See "-- Application of Recent Accounting Pronouncements." Intercompany accounts and transactions have been eliminated.

     Met P&C, Metropolitan Tower Life Insurance Company ("MTL"), MetLife General Insurance Agency, Inc. and its subsidiaries, MetLife Securities, Inc. and N.L. Holding Corporation and its subsidiaries, which were sold to the Holding Company in 2003; and Newbury Insurance Company, Limited which was sold to the Holding Company and New England Pension and Annuity Company which was sold to MTL, both in 2004, are included in the accompanying consolidated financial statements until the respective dates of sale. The Company completed the sales of its wholly owned subsidiaries SSRM Holdings, Inc. ("SSRM") and P.T. Sejahtera ("MetLife Indonesia") to third parties on January 31, 2005, and September 29, 2005, respectively. The Company has reclassified the assets, liabilities and operations of SSRM and MetLife Indonesia into discontinued operations for all years presented in the consolidated financial statements. See Notes 15 and 16.

     The Company uses the equity method of accounting for investments in equity securities in which it has more than a 20% interest and for real estate joint ventures and other limited partnership interests in which it has more than a minor equity interest or more than minor influence over the partnership's operations, but does not have a controlling interest and is not the primary beneficiary. The Company uses the cost method of accounting for real estate joint ventures and other limited partnership interests in which it has a minor equity investment and virtually no influence over the partnership's operations.

     Minority interest related to consolidated entities included in other liabilities was $1,388 million and $1,325 million at December 31, 2005 and 2004, respectively.

     Certain amounts in the prior years' consolidated financial statements have been reclassified to conform with the 2005 presentation. Such reclassifications include $1,166 million and $7,744 million relating to the net change in payables for collateral under securities loaned and other transactions reclassified from cash flows from investing activities to cash flows from financing activities on the consolidated statements of cash flows for the years ended December 31, 2004 and 2003, respectively.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of Metlife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  SUMMARY OF CRITICAL ACCOUNTING ESTIMATES

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported in the consolidated financial statements. The most critical estimates include those used in determining: (i) investment impairments; (ii) the fair value of investments in the absence of quoted market values; (iii) application of the consolidation rules to certain investments;
(iv) the fair value of and accounting for derivatives; (v) the capitalization and amortization of deferred policy acquisition costs ("DAC"), including value of business acquired ("VOBA"); (vi) the measurement of goodwill and related impairment, if any; (vii) the liability for future policyholder benefits; (viii) accounting for reinsurance transactions; (ix) the liability for litigation and regulatory matters; and (x) accounting for employee benefit plans. In applying these policies, management makes subjective and complex judgments that frequently require estimates about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to the Company's businesses and operations. Actual results could differ from these estimates.

  Investments

     The Company's principal investments are in fixed maturities, mortgage and consumer loans, other limited partnerships, and real estate and real estate joint ventures, all of which are exposed to three primary sources of investment risk: credit, interest rate and market valuation. The financial statement risks are those associated with the recognition of impairments and income, as well as the determination of fair values. The assessment of whether impairments have occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in fair value. Management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used by the Company in the impairment evaluation process include, but are not limited to: (i) the length of time and the extent to which the market value has been below cost or amortized cost; (ii) the potential for impairments of securities when the issuer is experiencing significant financial difficulties; (iii) the potential for impairments in an entire industry sector or sub-sector; (iv) the potential for impairments in certain economically depressed geographic locations; (v) the potential for impairments of securities where the issuer, series of issuers or industry has suffered a catastrophic type of loss or has exhausted natural resources; (vi) the Company's ability and intent to hold the security for a period of time sufficient to allow for the recovery of its value to an amount equal to or greater than cost or amortized cost; (vii) unfavorable changes in forecasted cash flows on asset-backed securities; and (viii) other subjective factors, including concentrations and information obtained from regulators and rating agencies. In addition, the earnings on certain investments are dependent upon market conditions, which could result in prepayments and changes in amounts to be earned due to changing interest rates or equity markets. The determination of fair values in the absence of quoted market values is based on: (i) valuation methodologies; (ii) securities the Company deems to be comparable; and (iii) assumptions deemed appropriate given the circumstances. The use of different methodologies and assumptions may have a material effect on the estimated fair value amounts. In addition, the Company enters into certain structured investment transactions, real estate joint ventures and limited partnerships for which the Company may be deemed to be the primary beneficiary and, therefore, may be required to consolidate such investments. The accounting rules for the determination of the primary beneficiary are complex and require evaluation of the contractual rights and obligations associated with each party involved in the entity, an estimate of the entity's expected losses and expected residual returns and the allocation of such estimates to each party.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of Metlife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  Derivatives

     The Company enters into freestanding derivative transactions primarily to manage the risk associated with variability in cash flows or changes in fair values related to the Company's financial assets and liabilities. The Company also uses derivative instruments to hedge its currency exposure associated with net investments in certain foreign operations. The Company also purchases investment securities, issues certain insurance policies and engages in certain reinsurance contracts that have embedded derivatives. The associated financial statement risk is the volatility in net income which can result from (i) changes in fair value of derivatives not qualifying as accounting hedges; (ii) ineffectiveness of designated hedges; and (iii) counterparty default. In addition, there is a risk that embedded derivatives requiring bifurcation are not identified and reported at fair value in the consolidated financial statements. Accounting for derivatives is complex, as evidenced by significant authoritative interpretations of the primary accounting standards which continue to evolve, as well as the significant judgments and estimates involved in determining fair value in the absence of quoted market values. These estimates are based on valuation methodologies and assumptions deemed appropriate under the circumstances. Such assumptions include estimated volatility and interest rates used in the determination of fair value where quoted market values are not available. The use of different assumptions may have a material effect on the estimated fair value amounts.

  Deferred Policy Acquisition Costs and Value of Business Acquired

     The Company incurs significant costs in connection with acquiring new and renewal insurance business. These costs, which vary with and are primarily related to the production of that business, are deferred. The recovery of DAC is dependent upon the future profitability of the related business. The amount of future profit is dependent principally on investment returns in excess of the amounts credited to policyholders, mortality, morbidity, persistency, interest crediting rates, expenses to administer the business, creditworthiness of reinsurance counterparties and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns are most likely to impact the rate of amortization of such costs. The aforementioned factors enter into management's estimates of gross margins and profits, which generally are used to amortize such costs. VOBA, included in DAC reflects the estimated fair value of in-force contracts in a life insurance company acquisition and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the insurance and annuity contracts in force at the acquisition date. VOBA is based on actuarially determined projections, by each block of business, of future policy and contract charges, premiums, mortality and morbidity, separate account performance, surrenders, operating expenses, investment returns and other factors. Actual experience on the purchased business may vary from these projections. Revisions to estimates result in changes to the amounts expensed in the reporting period in which the revisions are made and could result in the impairment of the asset and a charge to income if estimated future gross margins and profits are less than amounts deferred. In addition, the Company utilizes the reversion to the mean assumption, a common industry practice, in its determination of the amortization of DAC. This practice assumes that the expectation for long-term appreciation in equity markets is not changed by minor short-term market fluctuations, but that it does change when large interim deviations have occurred.

  Liability for Future Policy Benefits

     The Company establishes liabilities for amounts payable under insurance policies, including traditional life insurance, traditional annuities and non-medical health insurance. Generally, amounts are payable over an extended period of time and liabilities are established based on methods and underlying assumptions in accordance with GAAP and applicable actuarial standards. Principal assumptions used in the establishment of liabilities for future policy benefits are mortality, morbidity, expenses, persistency, investment returns and inflation. Utilizing these assumptions, liabilities are established on a block of business basis. Differences between actual experience and the assumptions used in pricing these policies and in the establishment of

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of Metlife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

liabilities result in variances in profit and could result in losses. The effects of changes in such estimated liabilities are included in the results of operations in the period in which the changes occur.

  Reinsurance

     The Company enters into reinsurance transactions as both a provider and a purchaser of reinsurance. Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish assets and liabilities relating to ceded and assumed reinsurance and evaluates the financial strength of counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed previously. Additionally, for each of its reinsurance contracts, the Company must determine if the contract provides indemnification against loss or liability relating to insurance risk, in accordance with applicable accounting standards. The Company must review all contractual features, particularly those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims. If the Company determines that a reinsurance contract does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the contract using the deposit method of accounting.

  Litigation

     The Company is a party to a number of legal actions and regulatory investigations. Given the inherent unpredictability of these matters, it is difficult to estimate the impact on the Company's consolidated financial position. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. Liabilities related to certain lawsuits, including the Company's asbestos-related liability, are especially difficult to estimate due to the limitation of available data and uncertainty regarding numerous variables used to determine amounts recorded. The data and variables that impact the assumptions used to estimate the Company's asbestos-related liability include the number of future claims, the cost to resolve claims, the disease mix and severity of disease, the jurisdiction of claims filed, tort reform efforts and the impact of any possible future adverse verdicts and their amounts. On a quarterly and annual basis the Company reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected in the Company's consolidated financial statements. The review includes senior legal and financial personnel. It is possible that an adverse outcome in certain of the Company's litigation and regulatory investigations, including asbestos-related cases, or the use of different assumptions in the determination of amounts recorded could have a material effect upon the Company's consolidated net income or cash flows in particular quarterly or annual periods.

  Employee Benefit Plans

     The Company sponsors pension and other retirement plans in various forms covering employees who meet specified eligibility requirements. The reported expense and liability associated with these plans require an extensive use of assumptions which include the discount rate, expected return on plan assets and rate of future compensation increases as determined by the Company. Management determines these assumptions based upon currently available market and industry data, historical performance of the plan and its assets, and consultation with an independent consulting actuarial firm. These assumptions used by the Company may differ materially from actual results due to changing market and economic conditions, higher or lower withdrawal rates or longer or shorter life spans of the participants. These differences may have a significant effect on the Company's consolidated financial statements and liquidity.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of Metlife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  SIGNIFICANT ACCOUNTING POLICIES

  Investments

     The Company's fixed maturity and equity securities are classified as available-for-sale and are reported at their estimated fair value. Unrealized investment gains and losses on securities are recorded as a separate component of other comprehensive income or loss, net of policyholder related amounts and deferred income taxes. The cost of fixed maturity and equity securities is adjusted for impairments in value deemed to be other-than-temporary in the period in which the determination is made. These adjustments are recorded as investment losses. The assessment of whether such impairment has occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in fair value. Management considers a wide range of factors, as described in "-- Summary of Critical Accounting Estimates-Investments," about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential.

     The Company's review of its fixed maturities and equity securities for impairments also includes an analysis of the total gross unrealized losses by three categories of securities: (i) securities where the estimated fair value had declined and remained below cost or amortized cost by less than 20%; (ii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for less than six months; and (iii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for six months or greater.

     Investment gains and losses on sales of securities are determined on a specific identification basis. All security transactions are recorded on a trade date basis. Amortization of premium and accretion of discount on fixed maturity securities is recorded using the effective interest method.

     Mortgage and consumer loans are stated at amortized cost, net of valuation allowances. Loans are considered to be impaired when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. Valuation allowances are established for the excess carrying value of the loan over the present value of expected future cash flows discounted at the loan's original effective interest rate, the value of the loan's collateral or the loan's market value if the loan is being sold. The Company also establishes allowances for loan loss when a loss contingency exists for pools of loans with similar characteristics, for example, mortgage loans based on similar property types and loan to value risk factors. A loss contingency exists when the likelihood that a future event will occur is probable based on past events. Changes in valuation allowances are included in net investment gains and losses. Interest income earned on impaired loans is accrued on the principal amount of the loan based on the loan's contractual interest rate. However, interest ceases to be accrued for loans on which interest is generally more than 60 days past due and/or where the collection of interest is not considered probable. Cash receipts on impaired loans are recorded as a reduction of the recorded investment.

     Real estate held-for-investment, including related improvements, is stated at cost less accumulated depreciation. Depreciation is provided on a straight-line basis over the estimated useful life of the asset (typically 20 to 55 years). Once the Company identifies a property that is expected to be sold within one year and commences a firm plan for marketing the property, the Company, if applicable, classifies the property as held-for-sale and reports the related net investment income and any resulting investment gains and losses as discontinued operations. Real estate held-for-sale is stated at the lower of depreciated cost or fair value less expected disposition costs. Real estate is not depreciated while it is classified as held-for-sale. Cost of real estate held-for-investment is adjusted for impairment whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable. Impaired real estate is written down to estimated fair value with the impairment loss being included in net investment gains and losses. Impairment losses are based

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of Metlife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

upon the estimated fair value of real estate, which is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks. Real estate acquired upon foreclosure of commercial and agricultural mortgage loans is recorded at the lower of estimated fair value or the carrying value of the mortgage loan at the date of foreclosure.

     Policy loans are stated at unpaid principal balances.

     Short-term investments are stated at amortized cost, which approximates fair value.

     Other invested assets consist principally of leveraged leases and funds withheld at interest. The leveraged leases are recorded net of non-recourse debt. The Company participates in lease transactions which are diversified by industry, asset type and geographic area. The Company regularly reviews residual values and impairs residuals to expected values as needed. Funds withheld represent amounts contractually withheld by ceding companies in accordance with reinsurance agreements. For agreements written on a modified coinsurance basis and certain agreements written on a coinsurance basis, assets supporting the reinsured policies and equal to the net statutory reserves are withheld and continue to be legally owned by the ceding companies. Other invested assets also includes derivative revaluation gains and the fair value of embedded derivatives related to funds withheld and modified coinsurance contracts. The Company recognizes interest on funds withheld in accordance with the treaty terms as investment income is earned on the assets supporting the reinsured policies. Interest on funds withheld is reported in net investment income in the consolidated financial statements.

     The Company participates in structured investment transactions, primarily asset securitizations and structured notes. These transactions enhance the Company's total return on its investment portfolio principally by generating management fee income on asset securitizations and by providing equity-based returns on debt securities through structured notes and similar instruments.

     The Company sponsors financial asset securitizations of high yield debt securities, investment grade bonds and structured finance securities and also is the collateral manager and a beneficial interest holder in such transactions. As the collateral manager, the Company earns management fees on the outstanding securitized asset balance, which are recorded in income as earned. When the Company transfers assets to a bankruptcy-remote special purpose entity ("SPE") and surrenders control over the transferred assets, the transaction is accounted for as a sale. Gains or losses on securitizations are determined with reference to the carrying amount of the financial assets transferred, which is allocated to the assets sold and the beneficial interests retained based on relative fair values at the date of transfer. Beneficial interests in securitizations are carried at fair value in fixed maturities. Income on these beneficial interests is recognized using the prospective method. The SPEs used to securitize assets are not consolidated by the Company because the Company has determined that it is not the primary beneficiary of these entities. Prior to the adoption of Financial Accounting Standards Board ("FASB") Interpretation ("FIN") No. 46, Consolidation of Variable Interest Entities -- An Interpretation of Accounting Research Bulletin ("ARB") No. 51 ("FIN 46"), and its December 2003 revision ("FIN 46(r)"), such SPEs were not consolidated because they did not meet the criteria for consolidation under previous accounting guidance.

     The Company purchases or receives beneficial interests in SPEs, which generally acquire financial assets, including corporate equities, debt securities and purchased options. The Company has not guaranteed the performance, liquidity or obligations of the SPEs and the Company's exposure to loss is limited to its carrying value of the beneficial interests in the SPEs. The Company uses the beneficial interests as part of its risk management strategy, including asset-liability management. These SPEs are not consolidated by the Company because the Company has determined that it is not the primary beneficiary of these entities based on the framework provided in FIN 46(r). These beneficial interests are generally structured notes, which are included in fixed maturities, and their income is recognized using the retrospective interest method or the level

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of Metlife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

yield method, as appropriate. Impairments of these beneficial interests are included in net investment gains (losses).

  Trading Securities

     During 2005, the Company established a trading securities portfolio to support investment strategies that involve the active and frequent purchase and sale of securities. Trading securities are recorded at fair value with subsequent changes in fair value recognized in net investment income.

  Derivative Financial Instruments

     Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, or other financial indices. Derivatives may be exchange traded or contracted in the over-the-counter market. The Company uses a variety of derivatives, including swaps, forwards, futures and option contracts, to manage its various risks. Additionally, the Company enters into income generation and replication derivatives as permitted by its Derivatives Use Plans approved by the applicable state insurance departments. Freestanding derivatives are carried on the Company's consolidated balance sheets either as assets within other invested assets or as liabilities within other liabilities at fair value as determined by quoted market prices or through the use of pricing models. Values can be affected by changes in interest rates, foreign exchange rates, financial indices, credit spreads, market volatility, and liquidity. Values can also be affected by changes in estimates and assumptions used in pricing models. If a derivative is not designated as an accounting hedge or its use in managing risk does not qualify for hedge accounting pursuant to Statement of Financial Accounting Standards ("SFAS") No. 133, Accounting for Derivative Instruments and Hedging Activities ("SFAS 133"), as amended, changes in the fair value of the derivative are reported in net investment gains (losses).

     To qualify for hedge accounting, at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its designation of the hedge as either (i) a hedge of the fair value of a recognized asset or liability or an unrecognized firm commitment ("fair value hedge"); (ii) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability ("cash flow hedge"); or (iii) a hedge of a net investment in a foreign operation. In this documentation, the Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument's effectiveness and the method which will be used to measure ineffectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and periodically throughout the life of the designated hedging relationship.

     Under a fair value hedge, changes in the fair value of the hedging derivative, including amounts measured as ineffective, and changes in the fair value of the hedged item related to the designated risk being hedged, are reported within net investment gains (losses). The fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the consolidated statement of income within interest income or interest expense to match the location of the hedged item.

     Under a cash flow hedge, changes in the fair value of the hedging derivative measured as effective are reported within other comprehensive income
(loss), a separate component of shareholder's equity, and the deferred gains or losses on the derivative are reclassified into the consolidated statement of income when the Company's earnings are affected by the variability in cash flows of the hedged item. Changes in the fair value of the hedging instrument measured as ineffectiveness are reported within net investment gains (losses). The fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of Metlife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

consolidated statement of income within interest income or interest expense to match the location of the hedged item.

     In a hedge of a net investment in a foreign operation, changes in the fair value of the hedging derivative that are measured as effective are reported within other comprehensive income (loss) consistent with the translation adjustment for the hedged net investment in the foreign operation. Changes in the fair value of the hedging instrument measured as ineffectiveness are reported within net investment gains (losses).

     The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer highly effective in offsetting changes in the fair value or cash flows of a hedged item; (ii) the derivative expires, is sold, terminated, or exercised; (iii) it is no longer probable that the hedged forecasted transaction will occur; (iv) a hedged firm commitment no longer meets the definition of a firm commitment; or (v) the derivative is de-designated as a hedging instrument.

     When hedge accounting is discontinued because it is determined that the derivative is not highly effective in offsetting changes in the fair value or cash flows of a hedged item, the derivative continues to be carried on the consolidated balance sheets at its fair value, with changes in fair value recognized currently in net investment gains (losses). The carrying value of the hedged recognized asset or liability under a fair value hedge is no longer adjusted for changes in its fair value due to the hedged risk, and the cumulative adjustment to its carrying value is amortized into income over the remaining life of the hedged item. Provided the hedged forecasted transaction is still probable of occurrence, the changes in fair value of derivatives recorded in other comprehensive income (loss) related to discontinued cash flow hedges are released into the consolidated statement of income when the Company's earnings are affected by the variability in cash flows of the hedged item.

     When hedge accounting is discontinued because it is no longer probable that the forecasted transactions will occur by the end of the specified time period or the hedged item no longer meets the definition of a firm commitment, the derivative continues to be carried on the consolidated balance sheets at its fair value, with changes in fair value recognized currently in net investment gains (losses). Any asset or liability associated with a recognized firm commitment is derecognized from the consolidated balance sheets, and recorded currently in net investment gains (losses). Deferred gains and losses of a derivative recorded in other comprehensive income (loss) pursuant to the cash flow hedge of a forecasted transaction are recognized immediately in net investment gains (losses).

     In all other situations in which hedge accounting is discontinued, the derivative is carried at its fair value on the consolidated balance sheets, with changes in its fair value recognized in the current period as net investment gains (losses).

     The Company is also a party to financial instruments that contain terms which are deemed to be embedded derivatives. The Company assesses each identified embedded derivative to determine whether it is required to be bifurcated under SFAS 133. If the instrument would not be accounted for in its entirety at fair value and it is determined that the terms of the embedded derivative are not clearly and closely related to the economic characteristics of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host contract and accounted for as a freestanding derivative. Such embedded derivatives are carried on the consolidated balance sheets at fair value with the host contract and changes in their fair value are reported currently in net investment gains (losses). If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the balance sheet at fair value, with changes in fair value recognized in the current period in net investment gains (losses).

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of Metlife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  Cash and Cash Equivalents

     The Company considers all highly liquid investments purchased with an original or remaining maturity of three months or less at the date of purchase to be cash equivalents.

  Property, Equipment, Leasehold Improvements and Computer Software

     Property, equipment and leasehold improvements, which are included in other assets, are stated at cost, less accumulated depreciation and amortization. Depreciation is determined using either the straight-line or sum-of-the-years-digits method over the estimated useful lives of the assets, as appropriate. The estimated life for company occupied real estate property is generally 40 years. Estimated lives generally range from five to ten years for leasehold improvements and three to seven years for all other property and equipment. The cost basis of the property, equipment and leasehold improvements was $1,069 million and $1,054 million at December 31, 2005 and 2004, respectively. Accumulated depreciation and amortization of property, equipment and leasehold improvements was $445 million and $438 million at December 31, 2005 and 2004, respectively. Related depreciation and amortization expense was $94 million, $93 million and $99 million for the years ended December 31, 2005, 2004 and 2003, respectively.

     Computer software, which is included in other assets, is stated at cost, less accumulated amortization. Purchased software costs, as well as internal and external costs incurred to develop internal-use computer software during the application development stage, are capitalized. Such costs are amortized generally over a four-year period using the straight-line method. The cost basis of computer software was $877 million and $749 million at December 31, 2005 and 2004, respectively. Accumulated amortization of capitalized software was $584 million and $490 million at December 31, 2005 and 2004, respectively. Related amortization expense was $97 million, $126 million and $143 million for the years ended December 31, 2005, 2004 and 2003, respectively.

  Deferred Policy Acquisition Costs and Value of Business Acquired

     The costs of acquiring new and renewal insurance business that vary with, and are primarily related to, the production of that business are deferred. Such costs consist principally of commissions and agency and policy issue expenses. VOBA represents the present value of estimated future profits to be generated from existing insurance contracts in-force at the date of acquisition.

     DAC is amortized with interest over the expected life of the contract for participating traditional life, universal life and investment-type products. Generally, DAC and VOBA are amortized in proportion to the present value of estimated gross margins or profits from investment, mortality, expense margins and surrender charges. Interest rates used to compute the present value of estimated gross margins and profits are based on rates in effect at the inception or acquisition of the contracts.

     Actual gross margins or profits can vary from management's estimates resulting in increases or decreases in the rate of amortization. Management utilizes the reversion to the mean assumption, a common industry practice, in its determination of the amortization of DAC and VOBA. This practice assumes that the expectation for long-term equity investment appreciation is not changed by minor short-term market fluctuations, but that it does change when large interim deviations have occurred. Management periodically updates these estimates and evaluates the recoverability of DAC and VOBA. When appropriate, management revises its assumptions of the estimated gross margins or profits of these contracts, and the cumulative amortization is re-estimated and adjusted by a cumulative charge or credit to current operations.

     DAC and VOBA are for non-participating traditional life, non-medical health and annuity policies with life contingencies is amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are made at the date of policy issuance or acquisition and are consistently applied during the lives of

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of Metlife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

the contracts. Deviations from estimated experience are included in operations when they occur. For these contracts, the amortization period is typically the estimated life of the policy.

     Policy acquisition costs related to internally replaced contracts are expensed at the date of replacement.

  Sales Inducements

     The Company has two different types of sales inducements which are included in other assets: (i) the policyholder receives a bonus whereby the policyholder's initial account balance is increased by an amount equal to a specified percentage of the customer's deposit; and (ii) the policyholder receives a higher interest rate using a dollar cost averaging method than would have been received based on the normal general account interest rate credited. The Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC.

  Goodwill

     Goodwill is the excess of cost over the fair value of net assets acquired. The Company tests goodwill for impairment at least annually or more frequently if events or circumstances, such as adverse changes in the business climate, indicate that there may be justification for conducting an interim test. Impairment testing is performed using the fair value approach, which requires the use of estimates and judgment, at the "reporting unit" level. A reporting unit is the operating segment, or a business that is one level below the operating segment if discrete financial information is prepared and regularly reviewed by management at that level. For purposes of goodwill impairment testing, goodwill within Corporate & Other is allocated to reporting units within the Company's business segments. If the carrying value of a reporting unit's goodwill exceeds its fair value, the excess is recognized as an impairment and recorded as a charge against net income. The fair values of the reporting units are determined using a market multiple or discounted cash flow model. The critical estimates necessary in determining fair value are projected earnings, comparative market multiples and the discount rate.

     Changes in goodwill are as follows:

                                                              YEARS ENDED DECEMBER 31,
                                                              -------------------------
                                                               2005     2004     2003
                                                              ------   ------   -------
                                                                    (IN MILLIONS)
Balance, beginning of year..................................   $217     $218     $ 405
Acquisitions................................................      1        1         3
Dispositions and other......................................    (18)      (2)     (190)
                                                               ----     ----     -----
Balance, end of year........................................   $200     $217     $ 218
                                                               ====     ====     =====

  Liability for Future Policy Benefits and Policyholder Account Balances


     Future policy benefit liabilities for participating traditional life insurance policies are equal to the aggregate of (i) net level premium reserves for death and endowment policy benefits (calculated based upon the non-forfeiture interest rate, ranging from 3% to 7%, and mortality rates guaranteed in calculating the cash surrender values described in such contracts); and (ii) the liability for terminal dividends, and (iii) premium deficiency reserves, which are established when the liabilities for future policy benefits plus the value of expected future gross premiums are insufficient to provide for expected future policy benefits and expenses after DAC is written off.



     Future policy benefits for non-participating traditional life insurance policies are equal to the aggregate of (i) the present value of future benefit payments and related expenses less the present value of future net

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of Metlife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


premiums and (ii) premium deficiency reserve. Assumptions as to mortality and persistency are based upon the Company's experience when the basis of the liability is established. Interest rates for the aggregate future policy benefit liabilities range from 5% to 7%.


     Participating business represented approximately 10% and 12% of the Company's life insurance in-force, and 86% and 87% of the number of life insurance policies in-force, at December 31, 2005 and 2004, respectively. Participating policies represented approximately 35% and 34%, 37% and 37%, and 40% and 41% of gross and net life insurance premiums for the years ended December 31, 2005, 2004 and 2003, respectively. The percentages indicated are calculated excluding the business of the Reinsurance segment.


     Future policy benefit liabilities for individual and group traditional fixed annuities after annuitization are equal to the present value of expected future payments and premium deficiency reserves. Interest rates used in establishing such liabilities range from 3% to 11%.


     Future policy benefit liabilities for non-medical health insurance are calculated using the net level premium method and assumptions as to future morbidity, withdrawals and interest, which provide a margin for adverse deviation. Interest rates used in establishing such liabilities range from 3% to 7%.

     Future policy benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. Interest rates used in establishing such liabilities range from 3% to 8%.

     Policyholder account balances relate to investment-type contracts and universal life-type policies. Investment-type contracts principally include traditional individual fixed annuities in the accumulation phase and non-variable group annuity contracts. Policyholder account balances are equal to
(i) policy account values, which consist of an accumulation of gross premium payments; and (ii) credited interest, ranging from 1% to 14%, less expenses, mortality charges, and withdrawals.

     The Company issues fixed and floating rate obligations under its guaranteed interest contract ("GIC") program which are denominated in either U.S. dollars or foreign currencies. During the years ended December 31, 2005, 2004 and 2003, the Company issued $4,018 million, $3,958 million and $4,349 million, respectively, in such obligations. During the years ended December 31, 2005, 2004 and 2003, there were repayments of $1,052 million, $150 million and $47 million respectively, of GICs under this program. Accordingly, the GICs outstanding, which are included in policyholder account balances in the accompanying consolidated balance sheets, were $12,149 million and $9,017 million at December 31, 2005 and 2004, respectively. Interest credited on the contracts for the years ended December 31, 2005, 2004 and 2003 was $384 million, $142 million and $58 million, respectively.

     The Company establishes future policy benefit liabilities for minimum death and income benefit guarantees relating to certain annuity contracts and secondary and paid up guarantees relating to certain life policies as follows:

     - Annuity guaranteed death benefit liabilities are determined by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used in estimating the liabilities are consistent with those used for amortizing DAC, including the mean reversion assumption. The assumptions of investment performance and volatility are consistent with the historical experience of the Standard & Poor's 500 Index ("S&P"). The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of Metlife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     - Guaranteed income benefit liabilities are determined by estimating the expected value of the income benefits in excess of the projected account balance at the date of annuitization and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used for calculating such guaranteed income benefit liabilities are consistent with those used for calculating the guaranteed death benefit liabilities. In addition, the calculation of guaranteed annuitization benefit liabilities incorporates a percentage of the potential annuitizations that may be elected by the contractholder.

     - Liabilities for universal and variable life secondary guarantees and paid-up guarantees are determined by estimating the expected value of death benefits payable when the account balance is projected to be zero and recognizing those benefits ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balances, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used in estimating the secondary and paid up guarantee liabilities are consistent with those used for amortizing DAC. The assumptions of investment performance and volatility for variable products are consistent with historical S&P experience. The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

     The Company offers certain variable annuity products with guaranteed minimum benefit riders as follows:

     - Guaranteed minimum withdrawal benefit riders ("GMWB"s) guarantee a policyholder return of the purchase payment plus a bonus amount via partial withdrawals, even if the account value is reduced to zero, provided that the policyholder's cumulative withdrawals in a contract year do not exceed a certain limit. The initial guaranteed withdrawal amount is equal to the initial benefit base as defined in the contract. When an additional purchase payment is made, the guaranteed withdrawal amount is set equal to the greater of (i) the guaranteed withdrawal amount before the purchase payment or (ii) the benefit base after the purchase payment. The benefit base increases by additional purchase payments plus a bonus amount and decreases by benefits paid and/or withdrawal amounts. After a specified period of time, the benefit base may also change as a result of an optional reset as defined in the contract. The benefit base can be reset to the account balance on the date of the reset if greater than the benefit base before the reset. The GMWB is an embedded derivative, which is measured at fair value separately from the host variable annuity product.

     - Guaranteed minimum accumulation benefit riders ("GMAB"s) provide the contract holder with a minimum accumulation of their purchase payments deposited within a specific time period, adjusted proportionately for withdrawals, after a specified period of time determined at the time of issuance of the variable annuity contract. The GMAB is also an embedded derivative, which is measured at fair value separately from the host variable annuity product.

     - The fair value of the GMWBs and GMABs is calculated based on actuarial and capital market assumptions related to the projected cash flows, including benefits and related contract charges, over the lives of the contracts, incorporating expectations concerning policyholder behavior. In measuring the fair value of GMWBs and GMABs, the Company attributes a portion of the fees collected from the policyholder equal to the present value of expected future guaranteed minimum withdrawal and accumulation benefits. GMWBs and GMABs are reported in policyholder account balances and the changes in fair value are reported in net investment gains (losses). Any additional fees represent "excess" fees and are reported in universal life and investment-type product policy fees.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of Metlife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  Other Policyholder Funds

     Other policyholder funds includes policy and contract claims and unearned policy and contract fees.

  Recognition of Insurance Revenue and Related Benefits

     Premiums related to traditional life and annuity policies with life contingencies are recognized as revenues when due. Benefits and expenses are provided against such revenues to recognize profits over the estimated lives of the policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into operations in a constant relationship to insurance in-force or, for annuities, the amount of expected future policy benefit payments.

     Premiums related to non-medical health and disability contracts are recognized on a pro rata basis over the applicable contract term.

     Deposits related to universal life-type and investment-type products are credited to policyholder account balances. Revenues from such contracts consist of amounts assessed against policyholder account balances for mortality, policy administration and surrender charges and are recorded in universal life and investment-type product policy fees in the period in which services are provided. Amounts that are charged to operations include interest credited and benefit claims incurred in excess of related policyholder account balances.

  Other Revenues

     Other revenues include advisory fees, broker/dealer commissions and fees, and administrative service fees. Such fees and commissions are recognized in the period in which services are performed. Other revenues also include changes in account value relating to corporate-owned life insurance ("COLI"). Under certain COLI contracts, if the Company reports certain unlikely adverse results in its consolidated financial statements, withdrawals would not be immediately available and would be subject to market value adjustment, which could result in a reduction of the account value.

  Policyholder Dividends


     Policyholder dividends are approved annually by Metropolitan Life and its insurance subsidiaries' boards of directors. The aggregate amount of policyholder dividends is related to actual interest, mortality, morbidity and expense experience for the year, as well as management's judgment as to the appropriate level of statutory surplus to be retained by Metropolitan Life and its insurance subsidiaries.


  Federal Income Taxes


     The Company joins with the Holding Company and its includable affiliates in filing a consolidated U.S. federal income tax return. The consolidating companies have executed a tax allocation agreement. Under the agreement, current federal income tax expense (benefit) is computed on a separate return basis and provides that members shall make payments (receive reimbursement) to (from) the Holding Company to the extent that their income (losses and other credits) contributes to (reduce) the consolidated federal income tax expense. The consolidating companies are reimbursed for net operating losses or other tax attributes they have generated when utilized in the consolidated return. The Company files state income tax returns on an individual corporate basis.



     The future tax consequences of temporary differences between financial reporting and tax bases of assets and liabilities are measured at the balance sheet dates and are recorded as deferred income tax assets and liabilities. Valuation allowances are established when management assesses, based on available information, that it is more likely than not that deferred income tax assets will not be realized.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of Metlife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  Reinsurance


     The Company has reinsured certain of its life insurance contracts with other insurance companies under various agreements. For reinsurance contracts that transfer sufficient underwriting risk, reinsurance premiums, commissions, expense reimbursements, benefits and liabilities related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. The cost of reinsurance related to short-duration contracts is accounted for over the reinsurance contract period. Amounts due from reinsurers, for both short- and long-duration arrangements, are estimated based upon assumptions consistent with those used in establishing the liabilities related to the underlying reinsured contracts. Policy and contract liabilities are reported gross of reinsurance credits. DAC is reduced by amounts recovered under reinsurance contracts. Amounts received from reinsurers for policy administration are reported in other revenues.

     The Company assumes and retrocedes financial reinsurance contracts, which represent low mortality risk reinsurance treaties. These contracts are reported as deposits and are included in other assets. The amount of revenue reported on these contracts represents fees and the cost of insurance under the terms of the reinsurance agreement and is reported in other revenues.

  Separate Accounts

     Separate accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. Effective with the adoption of Statement of Position 03-1, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts ("SOP 03-1"), on January 1, 2004, the Company reports separately, as assets and liabilities, investments held in separate accounts and liabilities of the separate accounts if (i) such separate accounts are legally recognized; (ii) assets supporting the contract liabilities are legally insulated from the Company's general account liabilities; (iii) investments are directed by the contractholder; and (iv) all investment performance, net of contact fees and assessments, is passed through to the contractholder. The Company reports separate account assets meeting such criteria at their fair value. Investment performance (including investment income, net investment gains (losses) and changes in unrealized gains (losses)) and the corresponding amounts credited to contractholders of such separate accounts are offset within the same line in the consolidated statements of income. In connection with the adoption of SOP 03-1, separate account assets with a fair value of $1.7 billion were reclassified to general account investments with a corresponding transfer of separate account liabilities to future policy benefits and policyholder account balances. See "-- Application of Recent Accounting Pronouncements."

     The Company's revenues reflect fees charged to the separate accounts, including mortality charges, risk charges, policy administration fees, investment management fees and surrender charges. Separate accounts not meeting the above criteria are combined on a line-by-line basis with the Company's general account assets, liabilities, revenues and expenses.

  Stock-Based Compensation

     MetLife, Inc. and the Company account for stock-based compensation plans using the prospective fair value accounting method prescribed by SFAS No. 123, Accounting for Stock-Based Compensation ("SFAS 123"), as amended by SFAS No. 148, Accounting for Stock-Based Compensation -- Transition and Disclosure ("SFAS 148"). The fair value method requires compensation cost to be measured based on the fair value of the equity instrument at the grant or award date. MetLife, Inc. allocates substantially all of the stock option expense to the Company.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of Metlife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Stock-based compensation grants prior to January 1, 2003 are accounted for using the intrinsic value method prescribed by Accounting Principles Board ("APB") Opinion No. 25, Accounting for Stock Issued to Employees ("APB 25").
Note 12 includes the pro forma disclosures required by SFAS No. 123, as amended. The intrinsic value method represents the quoted market price or fair value of the equity award at the measurement date less the amount, if any, the employee is required to pay.

     Stock-based compensation is accrued over the vesting period of the grant or award.

  Foreign Currency

     Balance sheet accounts of foreign operations are translated at the exchange rates in effect at each year-end and income and expense accounts are translated at the average rates of exchange prevailing during the year. The local currencies of foreign operations are the functional currencies unless the local economy is highly inflationary. Translation adjustments are charged or credited directly to other comprehensive income or loss. Gains and losses from foreign currency transactions are reported as gains (losses) in the period in which they occur.

  Discontinued Operations

     The results of operations of a component of the Company that either has been disposed of or is classified as held-for-sale are reported in discontinued operations if the operations and cash flows of the component have been or will be eliminated from the ongoing operations of the Company as a result of the disposal transaction and the Company will not have any significant continuing involvement in the operations of the component after the disposal transaction.

  APPLICATION OF RECENT ACCOUNTING PRONOUNCEMENTS

     In February 2006, the FASB issued SFAS No. 155, Accounting for Certain Hybrid Instruments ("SFAS 155"). SFAS 155 amends SFAS 133 and SFAS No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities ("SFAS 140"). SFAS 155 allows financial instruments that have embedded derivatives to be accounted for as a whole, eliminating the need to bifurcate the derivative from its host, if the holder elects to account for the whole instrument on a fair value basis. In addition, among other changes, SFAS 155 (i) clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS 133; (ii) establishes a requirement to evaluate interests in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation, (iii) clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives, and (iv) eliminates the prohibition on a qualifying special-purpose entity ("QSPE") from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial interest. SFAS 155 will be applied prospectively and is effective for all financial instruments acquired or issued for fiscal years beginning after September 15, 2006. SFAS 155 is not expected to have a material impact on the Company's consolidated financial statements. The FASB has issued additional guidance relating to derivative financial instruments as follows:

     - In June 2005, the FASB cleared SFAS 133 Implementation Issue No. B38, Embedded Derivatives: Evaluation of Net Settlement with Respect to the Settlement of a Debt Instrument through Exercise of an Embedded Put Option or Call Option ("Issue B38") and SFAS 133 Implementation Issue No. B39, Embedded Derivatives: Application of Paragraph 13(b) to Call Options That Are Exercisable Only by the Debtor ("Issue B39"). Issue B38 clarified that the potential settlement of a debtor's obligation to a creditor occurring upon exercise of a put or call option meets the net settlement criteria of SFAS No. 133. Issue B39 clarified that an embedded call option, in which the underlying is an interest rate or interest rate index, that can accelerate the settlement of a debt host financial instrument

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of Metlife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

       should not be bifurcated and fair valued if the right to accelerate the settlement can be exercised only by the debtor (issuer/borrower) and the investor will recover substantially all of its initial net investment. Issues B38 and B39, which must be adopted as of the first day of the first fiscal quarter beginning after December 15, 2005, did not have a material impact on the Company's consolidated financial statements.

     - Effective October 1, 2003, the Company adopted SFAS 133 Implementation Issue No. B36, Embedded Derivatives: Modified Coinsurance Arrangements and Debt Instruments That Incorporate Credit Risk Exposures That Are Unrelated or Only Partially Related to the Creditworthiness of the Obligor under Those Instruments ("Issue B36"). Issue B36 concluded that
       (i) a company's funds withheld payable and/or receivable under certain reinsurance arrangements; and (ii) a debt instrument that incorporates credit risk exposures that are unrelated or only partially related to the creditworthiness of the obligor include an embedded derivative feature that is not clearly and closely related to the host contract. Therefore, the embedded derivative feature is measured at fair value on the balance sheet and changes in fair value are reported in income. As a result of the adoption of Issue B36, the Company recorded a cumulative effect of a change in accounting of $26 million, net of income taxes, for the year ended December 31, 2003.

     - Effective July 1, 2003, the Company adopted SFAS No. 149, Amendment of Statement 133 on Derivative Instruments and Hedging Activities ("SFAS 149"). SFAS 149 amended and clarified the accounting and reporting for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities. Except for certain previously issued and effective guidance, SFAS 149 was effective for contracts entered into or modified after June 30, 2003. The Company's adoption of SFAS 149 did not have a significant impact on its consolidated financial statements.

     Effective November 9, 2005, the Company prospectively adopted the guidance in FASB Staff Position ("FSP") FAS 140-2, Clarification of the Application of Paragraphs 40(b) and 40(c) of FAS 140 ("FSP 140-2"). FSP 140-2 clarified certain criteria relating to derivatives and beneficial interests when considering whether an entity qualifies as a QSPE. Under FSP 140-2, the criteria must only be met at the date the QSPE issues beneficial interests or when a derivative financial instrument needs to be replaced upon the occurrence of a specified event outside the control of the transferor. FSP 140-2 did not have a material impact on the Company's consolidated financial statements.

     In September 2005, the American Institute of Certified Public Accountants ("AICPA") issued SOP 05-1, Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts ("SOP 05-1"). SOP 05-1 provides guidance on accounting by insurance enterprises for deferred acquisition costs on internal replacements of insurance and investment contracts other than those specifically described in SFAS No. 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and For Realized Gains and Losses from the Sale of Investments. SOP 05-1 defines an internal replacement as a modification in product benefits, features, rights, or coverages that occurs by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. Under SOP 05-1, modifications that result in a substantially unchanged contract will be accounted for as a continuation of the replaced contract. A replacement contract that is substantially changed will be accounted for as an extinguishment of the replaced contract resulting in a release of unamortized deferred acquisition costs, unearned revenue and deferred sales inducements associated with the replaced contract. The guidance in SOP 05-1 will be applied prospectively and is effective for internal replacements occurring in fiscal years beginning after December 15, 2006. The Company is currently evaluating the impact of SOP 05-1 and does

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of Metlife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

not expect that the pronouncement will have a material impact on the Company's consolidated financial statements.

     In September 2005, the Emerging Issues Task Force ("EITF") reached consensus on Issue No. 05-7, Accounting for Modifications to Conversion Options Embedded in Debt Instruments and Related Issues ("EITF 05-7"). EITF 05-7 provides guidance on whether a modification of conversion options embedded in debt results in an extinguishment of that debt. In certain situations, companies may change the terms of an embedded conversion option as part of a debt modification. The EITF concluded that the change in the fair value of an embedded conversion option upon modification should be included in the analysis of EITF Issue No. 96-19, Debtor's Accounting for a Modification or Exchange of Debt Instruments, to determine whether a modification or extinguishment has occurred and that a change in the fair value of a conversion option should be recognized upon the modification as a discount (or premium) associated with the debt, and an increase (or decrease) in additional paid-in capital. EITF 05-7 will be applied prospectively and is effective for all debt modifications occurring in periods beginning after December 15, 2005. EITF 05-7 did not have a material impact on the Company's consolidated financial statements.

     In September 2005, the EITF reached consensus on Issue No. 05-8, Income Tax Consequences of Issuing Convertible Debt with a Beneficial Conversion Feature ("EITF 05-8"). EITF 05-8 concludes that (i) the issuance of convertible debt with a beneficial conversion feature results in a basis difference that should be accounted for as a temporary difference and (ii) the establishment of the deferred tax liability for the basis difference should result in an adjustment to additional paid in capital. EITF 05-8 will be applied retrospectively for all instruments with a beneficial conversion feature accounted for in accordance with EITF Issue No. 98-5, Accounting for Convertible Securities with Beneficial Conversion Features or Contingently Adjustable Conversion Ratios, and EITF Issue No. 00-27, Application of Issue No. 98-5 to Certain Convertible Instruments, and is effective for periods beginning after December 15, 2005. EITF 05-8 did not have a material impact on the Company's consolidated financial statements.

     Effective July 1, 2005, the Company adopted SFAS No. 153, Exchanges of Nonmonetary Assets, an amendment of APB Opinion No. 29 ("SFAS 153"). SFAS 153 amended prior guidance to eliminate the exception for nonmonetary exchanges of similar productive assets and replaced it with a general exception for exchanges of nonmonetary assets that do not have commercial substance. A nonmonetary exchange has commercial substance if the future cash flows of the entity are expected to change significantly as a result of the exchange. The provisions of SFAS 153 were required to be applied prospectively for fiscal periods beginning after June 15, 2005. The adoption of SFAS 153 did not have a material impact on the Company's consolidated financial statements.

     Effective July 1, 2005, the Company adopted EITF Issue No. 05-6, Determining the Amortization Period for Leasehold Improvements ("EITF 05-6"). EITF 05-6 provides guidance on determining the amortization period for leasehold improvements acquired in a business combination or acquired subsequent to lease inception. As required by EITF 05-6, the Company adopted this guidance on a prospective basis which had no material impact on the Company's consolidated financial statements.

     In June 2005, the FASB completed its review of EITF Issue No. 03-1, The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments ("EITF 03-1"). EITF 03-1 provides accounting guidance regarding the determination of when an impairment of debt and marketable equity securities and investments accounted for under the cost method should be considered other-than-temporary and recognized in income. EITF 03-1 also requires certain quantitative and qualitative disclosures for debt and marketable equity securities classified as available-for-sale or held-to-maturity under SFAS No. 115, Accounting for Certain Investments in Debt and Equity Securities ("SFAS 115"), that are impaired at the balance sheet date but for which an other-than-temporary impairment has not been recognized. The FASB decided not to provide additional guidance on the meaning of other-than-temporary impairment but has issued

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of Metlife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

FSP 115-1, The Meaning of Other-Than-Temporary Impairment and its Application to Certain Investments ("FSP 115-1"), which nullifies the accounting guidance on the determination of whether an investment is other-than-temporarily impaired as set forth in EITF 03-1. As required by FSP 115-1, the Company adopted this guidance on a prospective basis, which had no material impact on the Company's consolidated financial statements, and has provided the required disclosures.

     In June 2005, the EITF reached consensus on Issue No. 04-5, Determining Whether a General Partner, or the General Partners as a Group, Controls a Limited Partnership or Similar Entity When the Limited Partners Have Certain Rights ("EITF 04-5"). EITF 04-5 provides a framework for determining whether a general partner controls and should consolidate a limited partnership or a similar entity in light of certain rights held by the limited partners. The consensus also provides additional guidance on substantive rights. EITF 04-5 was effective after June 29, 2005 for all newly formed partnerships and for any pre-existing limited partnerships that modified their partnership agreements after that date. EITF 04-5 must be adopted by January 1, 2006 for all other limited partnerships through a cumulative effect of a change in accounting principle recorded in opening equity or it may be applied retrospectively by adjusting prior period financial statements. The adoption of this provision of EITF 04-5 did not have a material impact on the Company's consolidated financial statements.

     In May 2005, the FASB issued SFAS No. 154, Accounting Changes and Error Corrections, a replacement of APB Opinion No. 20 and FASB Statement No. 3 ("SFAS 154"). The statement requires retrospective application to prior periods' financial statements for a voluntary change in accounting principle unless it is deemed impracticable. It also requires that a change in the method of depreciation, amortization, or depletion for long-lived, non-financial assets be accounted for as a change in accounting estimate rather than a change in accounting principle. SFAS 154 is effective for accounting changes and corrections of errors made in fiscal years beginning after December 15, 2005. The adoption of SFAS 154 did not have a material impact on the Company's consolidated financial statements.

     In December 2004, the FASB issued SFAS 123 (revised 2004), Share-Based Payment ("SFAS 123(r)"), which revised SFAS 123 and supersedes APB 25. SFAS 123(r) provides additional guidance on determining whether certain financial instruments awarded in share-based payment transactions are liabilities. SFAS 123(r) also requires that the cost of all share-based transactions be measured at fair value and recognized over the period during which an employee is required to provide service in exchange for an award. The SEC issued a final ruling in April 2005 allowing a public company that is not a small business issuer to implement SFAS 123(r) at the beginning of the next fiscal year after June 15, 2005. Thus, the revised pronouncement must be adopted by the Company by January 1, 2006. As permitted under SFAS 148, Accounting for Stock-Based Compensation -- Transition and Disclosure -- an amendment of FASB Statement No. 123, the Company elected to use the prospective method of accounting for stock options granted subsequent to December 31, 2002. Options granted prior to January 1, 2003 will continue to be accounted for under the intrinsic value method until the adoption of SFAS 123(r). In addition, the pro forma impact of accounting for these options at fair value continued to be accounted for under the intrinsic value method until the last of those options vested in 2005. As all stock options currently accounted for under the intrinsic value method vested prior to the effective date, implementation of SFAS 123(r) will not have a significant impact on the Company's consolidated financial statements. See
Note 12.

     Effective July 1, 2004, the Company prospectively adopted FSP No. 106-2, Accounting and Disclosure Requirements Related to the Medicare Prescription Drug, Improvement and Modernization Act of 2003 ("FSP 106-2"). FSP 106-2 provides accounting guidance to employers that sponsor postretirement health care plans that provide prescription drug benefits. The Company expects to receive subsidies on prescription drug benefits beginning in 2006 under the Medicare Prescription Drug, Improvement and Modernization Act of 2003 based on the Company's determination that the prescription drug benefits offered under certain

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of Metlife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

postretirement plans are actuarially equivalent to the benefits offered under Medicare Part D. The postretirement benefit plan assets and accumulated benefit obligation were remeasured to determine the effect of the expected subsidies on net periodic postretirement benefit cost. As a result, the accumulated postretirement benefit obligation was reduced by $213 million at July 1, 2004. See Note 11.

     Effective July 1, 2004, the Company adopted EITF Issue No. 03-16, Accounting for Investments in Limited Liability Companies ("EITF 03-16"). EITF 03-16 provides guidance regarding whether a limited liability company should be viewed as similar to a corporation or similar to a partnership for purposes of determining whether a noncontrolling investment should be accounted for using the cost method or the equity method of accounting. EITF 03-16 did not have a material impact on the Company's consolidated financial statements.

     Effective April 1, 2004, the Company adopted EITF Issue No. 03-6, Participating Securities and the Two -- Class Method under FASB Statement No. 128 ("EITF 03-6"). EITF 03-6 provides guidance on determining whether a security should be considered a participating security for purposes of computing earnings per common share and how earnings should be allocated to the participating security. EITF 03-6 did not have an impact on the Company's earnings per common share calculations or amounts.

     Effective January 1, 2004, the Company adopted SOP 03-1, as interpreted by a Technical Practice Aid ("TPA"), issued by the AICPA. SOP 03-1 provides guidance on (i) the classification and valuation of long-duration contract liabilities; (ii) the accounting for sales inducements; and (iii) separate account presentation and valuation. In June 2004, the FASB released FSP No. 97-1, Situations in Which Paragraphs 17(b) and 20 of FASB Statement No. 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments, Permit or Require Accrual of an Unearned Revenue Liability ("FSP 97-1"), which included clarification that unearned revenue liabilities should be considered in determining the necessary insurance benefit liability required under SOP 03-1. Since the Company had considered unearned revenue in determining its SOP 03-1 benefit liabilities, FSP 97-1 did not impact its consolidated financial statements. As a result of the adoption of SOP 03-1, effective January 1, 2004, the Company decreased the liability for future policyholder benefits for changes in the methodology relating to various guaranteed death and annuitization benefits and for determining liabilities for certain universal life insurance contracts by $8 million, which has been reported as a cumulative effect of a change in accounting. This amount is net of corresponding changes in DAC, including VOBA and unearned revenue liability ("offsets"), under certain variable annuity and life contracts and income taxes. Certain other contracts sold by the Company provide for a return through periodic crediting rates, surrender adjustments or termination adjustments based on the total return of a contractually referenced pool of assets owned by the Company. To the extent that such contracts are not accounted for as derivatives under the provisions of SFAS No. 133 and not already credited to the contract account balance, under SOP 03-1 the change relating to the fair value of the referenced pool of assets is recorded as a liability with the change in the liability recorded as policyholder benefits and claims. Prior to the adoption of SOP 03-1, the Company recorded the change in such liability as other comprehensive income. At adoption, this change decreased net income and increased other comprehensive income by $33 million, net of income taxes, which were recorded as cumulative effects of changes in accounting. Effective with the adoption of SOP 03-1, costs associated with enhanced or bonus crediting rates to contractholders must be deferred and amortized over the life of the related contract using assumptions consistent with the amortization of DAC. Since the Company followed a similar approach prior to adoption of SOP 03-1, the provisions of SOP 03-1 relating to sales inducements had no significant impact on the Company's consolidated financial statements. In accordance with SOP 03-1's guidance for the reporting of certain separate accounts, at adoption, the Company also reclassified $1.7 billion of separate account assets to general account investments and $1.7 billion of separate account liabilities to future policy benefits and policyholder account balances. This reclassification decreased net income and increased other comprehensive income by $27 million, net of income taxes, which were reported as cumulative

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of Metlife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

effects of changes in accounting. Due to the adoption of SOP 03-1, the Company recorded a cumulative effect of a change in accounting of $52 million, net of income taxes of $27 million, for the year ended December 31, 2004.

     In December 2003, FASB revised SFAS No. 132, Employers' Disclosures about Pensions and Other Postretirement Benefits -- an Amendment of FASB Statements No. 87, 88 and 106 ("SFAS 132(r)"). SFAS 132(r) retains most of the disclosure requirements of SFAS 132 and requires additional disclosure about assets, obligations, cash flows and net periodic benefit cost of defined benefit pension plans and other postretirement plans. SFAS 132(r) was primarily effective for fiscal years ending after December 15, 2003; however, certain disclosures about foreign plans and estimated future benefit payments were effective for fiscal years ending after June 15, 2004. The Company's adoption of SFAS 132(r) did not have a significant impact on its consolidated financial statements since it only revised disclosure requirements.

     During 2003, the Company adopted FIN 46 and FIN 46(r). Certain of the Company's investments in real estate joint ventures and other limited partnership interests meet the definition of a variable interest entity ("VIE") and have been consolidated, in accordance with the transition rules and effective dates, because the Company is deemed to be the primary beneficiary. A VIE is defined as (i) any entity in which the equity investments at risk in such entity do not have the characteristics of a controlling financial interest; or
(ii) any entity that does not have sufficient equity at risk to finance its activities without additional subordinated support from other parties. Effective February 1, 2003, the Company adopted FIN 46 for VIEs created or acquired on or after February 1, 2003 and, effective December 31, 2003, the Company adopted FIN 46(r) with respect to interests in entities formerly considered special purpose entities ("SPEs"), including interests in asset-backed securities and collateralized debt obligations. The adoption of FIN 46 as of February 1, 2003 did not have a significant impact on the Company's consolidated financial statements. The adoption of the provisions of FIN 46(r) at December 31, 2003 did not require the Company to consolidate any additional VIEs that were not previously consolidated. In accordance with the provisions of FIN 46(r), the Company elected to defer until March 31, 2004 the consolidation of interests in VIEs for non-SPEs acquired prior to February 1, 2003 for which it is the primary beneficiary. As of March 31, 2004, the Company consolidated assets and liabilities relating to real estate joint ventures of $78 million and $11 million, respectively, and assets and liabilities relating to other limited partnerships of $29 million and less than $1 million, respectively, for VIEs for which the Company was deemed to be the primary beneficiary. There was no impact to net income from the adoption of FIN 46.

     Effective January 1, 2003, the Company adopted FIN No. 45, Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others ("FIN 45"). FIN 45 requires entities to establish liabilities for certain types of guarantees and expands financial statement disclosures for others. The initial recognition and initial measurement provisions of FIN 45 were applicable on a prospective basis to guarantees issued or modified after December 31, 2002. The adoption of FIN 45 did not have a significant impact on the Company's consolidated financial statements. See Note 10.

     Effective January 1, 2003, the Company adopted SFAS No. 146, Accounting for Costs Associated with Exit or Disposal Activities ("SFAS 146"). SFAS 146 requires that a liability for a cost associated with an exit or disposal activity be recorded and measured initially at fair value only when the liability is incurred rather than at the date of an entity's commitment to an exit plan as required by EITF Issue No. 94-3, Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Activity Including Certain Costs Incurred in a Restructuring ("EITF 94-3"). As required by SFAS 146, the Company adopted this guidance on a prospective basis which had no material impact on the Company's consolidated financial statements.

     Effective January 1, 2003, the Company adopted SFAS No. 145, Rescission of FASB Statements No. 4, 44, and 64, Amendment of FASB Statement No. 13, and Technical Corrections ("SFAS 145"). In addition to

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of Metlife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

amending or rescinding other existing authoritative pronouncements to make various technical corrections, clarify meanings, or describe their applicability under changed conditions, SFAS 145 generally precludes companies from recording gains and losses from the extinguishment of debt as an extraordinary item. SFAS 145 also requires sale-leaseback treatment for certain modifications of a capital lease that result in the lease being classified as an operating lease. The adoption of SFAS 145 did not have a significant impact on the Company's consolidated financial statements.

2.  INVESTMENTS

  FIXED MATURITIES BY SECTOR AND EQUITY SECURITIES AVAILABLE-FOR-SALE

     The following tables set forth the cost or amortized cost, gross unrealized gain and loss, and estimated fair value of the Company's fixed maturities by sector and equity securities, the percentage of the total fixed maturities holdings that each sector represents and the percentage of the total equity securities at:

                                                                 DECEMBER 31, 2005
                                                 --------------------------------------------------
                                                  COST OR    GROSS UNREALIZED
                                                 AMORTIZED   -----------------   ESTIMATED    % OF
                                                   COST       GAIN      LOSS     FAIR VALUE   TOTAL
                                                 ---------   -------   -------   ----------   -----
                                                                   (IN MILLIONS)
U.S. corporate securities......................  $ 47,966    $2,506    $  358     $ 50,114     33.9%
Residential mortgage-backed securities.........    30,213       315       292       30,236     20.4
Foreign corporate securities...................    22,873     1,625       257       24,241     16.4
U.S. Treasury/agency securities................    17,858     1,333        18       19,173     13.0
Commercial mortgage-backed securities..........    10,793       194       102       10,885      7.4
Asset-backed securities........................     6,412        74        29        6,457      4.4
Foreign government securities..................     4,734       999        10        5,723      3.9
State and political subdivision securities.....       738        21        10          749      0.5
Other fixed maturity securities................       203        10        33          180      0.1
                                                 --------    ------    ------     --------    -----
  Total bonds..................................   141,790     7,077     1,109      147,758    100.0
Redeemable preferred stocks....................       139         1         1          139       --
                                                 --------    ------    ------     --------    -----
  Total fixed maturities.......................  $141,929    $7,078    $1,110     $147,897    100.0%
                                                 ========    ======    ======     ========    =====
Common stocks..................................  $  1,616    $  229    $   25     $  1,820     82.1%
Nonredeemable preferred stocks.................       373        27         3          397     17.9
                                                 --------    ------    ------     --------    -----
  Total equity securities......................  $  1,989    $  256    $   28     $  2,217    100.0%
                                                 ========    ======    ======     ========    =====

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of Metlife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                                   DECEMBER 31, 2004
                                                   --------------------------------------------------
                                                    COST OR    GROSS UNREALIZED
                                                   AMORTIZED   -----------------   ESTIMATED    % OF
                                                     COST        GAIN      LOSS    FAIR VALUE   TOTAL
                                                   ---------   --------   ------   ----------   -----
                                                                     (IN MILLIONS)
U.S. corporate securities........................  $ 51,398     $3,561     $144     $ 54,815     36.5%
Residential mortgage-backed securities...........    28,155        573       52       28,676     19.1
Foreign corporate securities.....................    21,545      2,381       65       23,861     15.9
U.S. Treasury/agency securities..................    14,938      1,271       19       16,190     10.8
Commercial mortgage-backed securities............    10,395        408       30       10,773      7.2
Asset-backed securities..........................     9,282        115       29        9,368      6.2
Foreign government securities....................     4,650        766       12        5,404      3.6
State and political subdivision securities.......       340         16        1          355      0.2
Other fixed maturity securities..................       519         46       33          532      0.3
                                                   --------     ------     ----     --------    -----
  Total bonds....................................   141,222      9,137      385      149,974     99.8
Redeemable preferred stocks......................       274         --       19          255      0.2
                                                   --------     ------     ----     --------    -----
  Total fixed maturities.........................  $141,496     $9,137     $404     $150,229    100.0%
                                                   ========     ======     ====     ========    =====
Common stocks....................................  $  1,329     $  238     $  5     $  1,562     82.1%
Nonredeemable preferred stocks...................       317         24       --          341     17.9
                                                   --------     ------     ----     --------    -----
  Total equity securities........................  $  1,646     $  262     $  5     $  1,903    100.0%
                                                   ========     ======     ====     ========    =====

     The Company held foreign currency derivatives with notional amounts of $4,946 million and $4,642 million to hedge the exchange rate risk associated with foreign bonds and loans at December 31, 2005 and 2004, respectively.

     Excluding investments in U.S. Treasury securities and obligations of U.S. government corporations and agencies, the Company is not exposed to any significant concentration of credit risk in its fixed maturities portfolio.

     The Company held fixed maturities at estimated fair values that were below investment grade or not rated by an independent rating agency that totaled $10,160 million and $11,199 million at December 31, 2005 and 2004, respectively. These securities had a net unrealized gain of $388 million and $876 million at December 31, 2005 and 2004, respectively. Non-income producing fixed maturities at fair value were $10 million and $84 million at December 31, 2005 and 2004, respectively. Unrealized gains (losses) associated with non-income producing fixed maturities were $1 million and $(11) million at December 31, 2005 and 2004, respectively.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of Metlife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The cost or amortized cost and estimated fair value of bonds at December 31, 2005 and 2004, by contractual maturity date (excluding scheduled sinking funds), are shown below:

                                                              DECEMBER 31,
                                             -----------------------------------------------
                                                      2005                     2004
                                             ----------------------   ----------------------
                                              COST OR                  COST OR
                                             AMORTIZED   ESTIMATED    AMORTIZED   ESTIMATED
                                               COST      FAIR VALUE     COST      FAIR VALUE
                                             ---------   ----------   ---------   ----------
                                                              (IN MILLIONS)
Due in one year or less....................  $  4,271     $  4,320    $  5,490     $  5,577
Due after one year through five years......    20,419       20,899      24,322       25,487
Due after five years through ten years.....    29,365       30,335      28,842       31,041
Due after ten years........................    40,317       44,626      34,736       39,052
                                             --------     --------    --------     --------
  Subtotal.................................    94,372      100,180      93,390      101,157
Mortgage-backed, commercial mortgage-backed
  and other asset-backed securities........    47,418       47,578      47,832       48,817
                                             --------     --------    --------     --------
  Subtotal.................................   141,790      147,758     141,222      149,974
Redeemable preferred stock.................       139          139         274          255
                                             --------     --------    --------     --------
  Total fixed maturities...................  $141,929     $147,897    $141,496     $150,229
                                             ========     ========    ========     ========

     Bonds not due at a single maturity date have been included in the above table in the year of final contractual maturity. Actual maturities may differ from contractual maturities due to the exercise of prepayment options.

     Sales or disposals of fixed maturities and equity securities classified as available-for-sale were as follows:

                                                           YEARS ENDED DECEMBER 31,
                                                          ---------------------------
                                                           2005      2004      2003
                                                          -------   -------   -------
                                                                 (IN MILLIONS)
Proceeds................................................  $97,347   $53,639   $48,390
Gross investment gains..................................  $   623   $   792   $   446
Gross investment losses.................................  $  (956)  $  (468)  $  (452)

     Gross investment losses above exclude writedowns recorded during 2005, 2004 and 2003 for other-than-temporarily impaired available-for-sale fixed maturities and equity securities of $64 million, $93 million and $328 million, respectively.

     The Company periodically disposes of fixed maturity and equity securities at a loss. Generally, such losses are insignificant in amount or in relation to the cost basis of the investment or are attributable to declines in fair value occurring in the period of disposition.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of Metlife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  UNREALIZED LOSSES FOR FIXED MATURITIES AND EQUITY SECURITIES
AVAILABLE-FOR-SALE

     The following tables show the estimated fair values and gross unrealized losses of the Company's fixed maturities (aggregated by sector) and equity securities in an unrealized loss position, aggregated by length of time that the securities have been in a continuous unrealized loss position at December 31, 2005 and 2004:

                                                                  DECEMBER 31, 2005
                                       ------------------------------------------------------------------------
                                                                 EQUAL TO OR GREATER
                                        LESS THAN 12 MONTHS         THAN 12 MONTHS               TOTAL
                                       ----------------------   ----------------------   ----------------------
                                       ESTIMATED     GROSS      ESTIMATED     GROSS      ESTIMATED     GROSS
                                         FAIR      UNREALIZED     FAIR      UNREALIZED     FAIR      UNREALIZED
                                         VALUE        LOSS        VALUE        LOSS        VALUE        LOSS
                                       ---------   ----------   ---------   ----------   ---------   ----------
                                                      (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
U.S. corporate securities............   $12,171       $275       $2,295        $ 83       $14,466      $  358
Residential mortgage-backed
  securities.........................    18,839        267          884          25        19,723         292
Foreign corporate securities.........     6,947        199        1,621          58         8,568         257
U.S. Treasury/agency securities......     2,856         16          107           2         2,963          18
Commercial mortgage-backed
  securities.........................     5,323         89          401          13         5,724         102
Asset-backed securities..............     2,289         21          239           8         2,528          29
Foreign government securities........       429          9          161           1           590          10
State and political subdivision
  securities.........................       327         10           --          --           327          10
Other fixed maturity securities......        --         29           38           4            38          33
                                        -------       ----       ------        ----       -------      ------
  Total bonds........................    49,181        915        5,746         194        54,927       1,109
Redeemable preferred stocks..........        48          1           --          --            48           1
                                        -------       ----       ------        ----       -------      ------
  Total fixed maturities.............   $49,229       $916       $5,746        $194       $54,975      $1,110
                                        =======       ====       ======        ====       =======      ======
Equity securities....................   $   409       $ 24       $   57        $  4       $   466      $   28
                                        =======       ====       ======        ====       =======      ======
Total number of securities in an
  unrealized loss position...........     3,607                     675                     4,282
                                        =======                  ======                   =======

                                                                  DECEMBER 31, 2004
                                       ------------------------------------------------------------------------
                                                                 EQUAL TO OR GREATER
                                        LESS THAN 12 MONTHS         THAN 12 MONTHS               TOTAL
                                       ----------------------   ----------------------   ----------------------
                                       ESTIMATED     GROSS      ESTIMATED     GROSS      ESTIMATED     GROSS
                                         FAIR      UNREALIZED     FAIR      UNREALIZED     FAIR      UNREALIZED
                                         VALUE        LOSS        VALUE        LOSS        VALUE        LOSS
                                       ---------   ----------   ---------   ----------   ---------   ----------
                                                      (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
U.S. corporate securities............   $ 8,122       $ 97       $1,081        $ 47       $ 9,203       $144
Residential mortgage-backed
  securities.........................     7,257         49          215           3         7,472         52
Foreign corporate securities.........     3,234         52          413          13         3,647         65
U.S. Treasury/agency securities......     4,399         19            1          --         4,400         19
Commercial mortgage-backed
  securities.........................     3,137         27          136           3         3,273         30
Asset-backed securities..............     3,424         22          203           7         3,627         29
Foreign government securities........       490          8           39           4           529         12
State and political subdivision
  securities.........................        37         --           14           1            51          1
Other fixed maturity securities......        37         33           12          --            49         33
                                        -------       ----       ------        ----       -------       ----
  Total bonds........................    30,137        307        2,114          78        32,251        385
Redeemable preferred stocks..........       255         19           --          --           255         19
                                        -------       ----       ------        ----       -------       ----
  Total fixed maturities.............   $30,392       $326       $2,114        $ 78       $32,506       $404
                                        =======       ====       ======        ====       =======       ====
Equity securities....................   $    78       $  5       $    4        $ --       $    82       $  5
                                        =======       ====       ======        ====       =======       ====
Total number of securities in an
  unrealized loss position...........     2,896                     248                     3,144
                                        =======                  ======                   =======

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of Metlife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  AGING OF GROSS UNREALIZED LOSSES FOR FIXED MATURITIES AND EQUITY SECURITIES AVAILABLE-FOR-SALE

     The following tables present the cost or amortized cost, gross unrealized losses and number of securities for fixed maturities and equity securities at December 31, 2005 and 2004, where the estimated fair value had declined and remained below cost or amortized cost by less than 20%, or 20% or more for:

                                                       DECEMBER 31, 2005
                                  ------------------------------------------------------------
                                       COST OR               GROSS              NUMBER OF
                                    AMORTIZED COST     UNREALIZED LOSSES        SECURITIES
                                  ------------------   ------------------   ------------------
                                  LESS THAN   20% OR   LESS THAN   20% OR   LESS THAN   20% OR
                                     20%       MORE       20%       MORE       20%       MORE
                                  ---------   ------   ---------   ------   ---------   ------
                                           (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
Less than six months............   $43,966     $68      $  732      $18       2,827       89
Six months or greater but less
  than nine months..............     2,666       4          82        2         268        7
Nine months or greater but less
  than twelve months............     3,874      --         106       --         415        1
Twelve months or greater........     5,980      21         193        5         668        7
                                   -------     ---      ------      ---       -----      ---
  Total.........................   $56,486     $93      $1,113      $25       4,178      104
                                   =======     ===      ======      ===       =====      ===

                                                       DECEMBER 31, 2004
                                  ------------------------------------------------------------
                                       COST OR               GROSS              NUMBER OF
                                    AMORTIZED COST     UNREALIZED LOSSES        SECURITIES
                                  ------------------   ------------------   ------------------
                                  LESS THAN   20% OR   LESS THAN   20% OR   LESS THAN   20% OR
                                     20%       MORE       20%       MORE       20%       MORE
                                  ---------   ------   ---------   ------   ---------   ------
                                           (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
Less than six months............   $22,449     $51       $194       $12       2,020      117
Six months or greater but less
  than nine months..............     7,039       8         94         1         593        5
Nine months or greater but less
  than twelve months............     1,235      19         26         4         156        5
Twelve months or greater........     2,176      20         63        15         241        7
                                   -------     ---       ----       ---       -----      ---
  Total.........................   $32,899     $98       $377       $32       3,010      134
                                   =======     ===       ====       ===       =====      ===

     As of December 31, 2005, $1,113 million of unrealized losses related to securities with an unrealized loss position less than 20% of cost or amortized cost, which represented 2% of the cost or amortized cost of such securities. As of December 31, 2004, $377 million of unrealized losses related to securities with an unrealized loss position less than 20% of cost or amortized cost, which represented 1% of the cost or amortized cost of such securities.

     As of December 31, 2005, $25 million of unrealized losses related to securities with an unrealized loss position greater than 20% of cost or amortized cost, which represented 27% of the cost or amortized cost of such securities. Of such unrealized losses of $25 million, $18 million have been in an unrealized loss position for a period of less than six months. As of December 31, 2004, $32 million of unrealized losses related to securities with an unrealized loss position greater than 20% of cost or amortized cost, which represented 33% of the cost or amortized cost of such securities. Of such unrealized losses of $32 million, $12 million have been in an unrealized loss position for a period of less than six months.

     As described more fully in Note 1, the Company performs a regular evaluation, on a security-by-security basis, of its investment holdings in accordance with its impairment policy in order to evaluate whether such securities are other-than-temporarily impaired. The increase in the unrealized losses during 2005 is principally

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of Metlife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

driven by an increase in interest rates during the year. Based upon the Company's evaluation of the securities in accordance with its impairment policy, the cause of the decline being principally attributable to the general rise in rates during the year, and the Company's intent and ability to hold the fixed income and equity securities with unrealized losses for a period of time sufficient for them to recover; the Company has concluded that the aforementioned securities are not other-than-temporarily impaired.

  SECURITIES LENDING PROGRAM

     The Company participates in a securities lending program whereby blocks of securities, which are included in fixed maturities, are loaned to third parties, primarily major brokerage firms. The Company requires a minimum of 102% of the fair value of the loaned securities to be separately maintained as collateral for the loans. Securities with a cost or amortized cost of $19,479 million and $23,325 million and an estimated fair value of $20,417 million and $24,625 million were on loan under the program at December 31, 2005 and 2004, respectively. Securities loaned under such transactions may be sold or repledged by the transferee. The Company was liable for cash collateral under its control of $20,975 million and $25,230 million at December 31, 2005 and 2004, respectively. Securities loaned transactions are accounted for as financing arrangements on the Company's consolidated balance sheets and consolidated statements of cash flows and the income and expenses associated with the program are reported in net investment income as investment income and investment expenses, respectively. Security collateral of $33 million and $17 million, respectively, at December 31, 2005 and 2004 on deposit from customers in connection with the securities lending transactions may not be sold or repledged and is not reflected in the consolidated financial statements.

  ASSETS ON DEPOSIT AND HELD IN TRUST

     The Company had investment assets on deposit with regulatory agencies with a fair market value of $1,473 million and $1,315 million at December 31, 2005 and 2004, respectively, consisting primarily of fixed maturity securities. Company securities held in trust to satisfy collateral requirements had an amortized cost of $1,492 million and $1,880 million at December 31, 2005 and 2004, respectively, consisting primarily of fixed maturity securities.

  MORTGAGE AND CONSUMER LOANS

     Mortgage and consumer loans were categorized as follows:

                                                               DECEMBER 31,
                                                   -------------------------------------
                                                         2005                2004
                                                   -----------------   -----------------
                                                   AMOUNT    PERCENT   AMOUNT    PERCENT
                                                   -------   -------   -------   -------
                                                               (IN MILLIONS)
Commercial mortgage loans........................  $26,574      80%    $25,432      80%
Agricultural mortgage loans......................    6,242      19       5,654      18
Consumer loans...................................      427       1         639       2
                                                   -------     ---     -------     ---
  Total..........................................   33,243     100%     31,725     100%
                                                               ===                 ===
Less: Valuation allowances.......................      149                 154
                                                   -------             -------
  Mortgage and consumer loans....................  $33,094             $31,571
                                                   =======             =======

     Mortgage loans are collateralized by properties primarily located in the United States. At December 31, 2005, approximately 20%, 9% and 7% of the properties were located in California, New York and Illinois, respectively. Generally, the Company, as the lender, only loans up to 75% of the purchase price of the underlying real estate.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of Metlife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Of the mortgage loans held at December 31, 2005 and 2004, $781 million and $1,480 million, respectively, of the loans granted, were in connection with Metropolitan Insurance and Annuity Company's ("MIAC"), a related party, purchase of real estate from the Company in 2001 and 2003. MIAC was merged into MTL, also a related party, in 2004. In 2005, MTL sold its 200 Park Avenue real estate property located in New York City, to a third party for $1.72 billion. Concurrent with the sale, MTL repaid the related $690 million mortgage, including accrued interest, it owed to the Company. Based on the terms of the loan agreement, the Company also received a $120 million prepayment fee from MTL, which was recognized as investment income when received.

     In addition, the Company has also loaned money to certain real estate joint ventures which are recorded as mortgage loans. The carrying values of such mortgages were $379 million and $641 million at December 31, 2005 and 2004, respectively.

     Changes in loan valuation allowances for mortgage and consumer loans were as follows:

                                                                 YEARS ENDED
                                                                 DECEMBER 31,
                                                              ------------------
                                                              2005   2004   2003
                                                              ----   ----   ----
                                                                (IN MILLIONS)
Balance, beginning of year..................................  $154   $126   $122
Additions...................................................    43     56     50
Deductions..................................................   (48)   (28)   (46)
                                                              ----   ----   ----
Balance, end of year........................................  $149   $154   $126
                                                              ====   ====   ====

     A portion of the Company's mortgage and consumer loans was impaired and consisted of the following:

                                                              DECEMBER 31,
                                                              -------------
                                                              2005    2004
                                                              -----   -----
                                                              (IN MILLIONS)
Impaired mortgage loans with valuation allowances...........   $11    $178
Impaired mortgage loans without valuation allowances........    86     115
                                                               ---    ----
  Total.....................................................    97     293
Less: Valuation allowances on impaired loans................     2      40
                                                               ---    ----
  Impaired loans............................................   $95    $253
                                                               ===    ====

     The average investment in impaired loans was $152 million, $376 million and $615 million for the years ended December 31, 2005, 2004 and 2003, respectively. Interest income on impaired loans was $6 million, $25 million and $55 million for the years ended December 31, 2005, 2004 and 2003, respectively.

     The investment in restructured loans was $37 million and $121 million at December 31, 2005 and 2004, respectively. Interest income of $2 million, $9 million and $19 million was recognized on restructured loans for the years ended December 31, 2005, 2004 and 2003, respectively. Gross interest income that would have been recorded in accordance with the original terms of such loans amounted to $3 million, $11 million and $24 million for the years ended December 31, 2005, 2004 and 2003, respectively.

     Mortgage and consumer loans with scheduled payments of 60 days (90 days for agricultural mortgages) or more past due or in foreclosure had an amortized cost of $30 million and $35 million at December 31, 2005 and 2004, respectively.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of Metlife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

 REAL ESTATE AND REAL ESTATE JOINT VENTURES

     Real estate and real estate joint ventures consisted of the following:

                                                               DECEMBER 31,
                                                              ---------------
                                                               2005     2004
                                                              ------   ------
                                                               (IN MILLIONS)
Real estate and real estate joint ventures
  held-for-investment.......................................  $4,205   $2,761
Impairments.................................................    (118)    (118)
                                                              ------   ------
  Total.....................................................   4,087    2,643
                                                              ------   ------
Real estate held-for-sale...................................      --      694
Impairments.................................................      --      (16)
                                                              ------   ------
  Total.....................................................      --      678
                                                              ------   ------
     Real estate and real estate joint ventures.............  $4,087   $3,321
                                                              ======   ======

     Accumulated depreciation on real estate was $993 million and $1,222 million at December 31, 2005 and 2004, respectively. Related depreciation expense was $103 million, $116 million and $124 million for the years ended December 31, 2005, 2004 and 2003, respectively. These amounts include $9 million, $37 million and $51 million of depreciation expense related to discontinued operations for the years ended December 31, 2005, 2004 and 2003, respectively.

     Real estate and real estate joint ventures were categorized as follows:

                                                                DECEMBER 31,
                                                     -----------------------------------
                                                           2005               2004
                                                     ----------------   ----------------
                                                     AMOUNT   PERCENT   AMOUNT   PERCENT
                                                     ------   -------   ------   -------
                                                                (IN MILLIONS)
Office.............................................  $2,529      62%    $1,800      55%
Retail.............................................     612      15        556      17
Apartments.........................................     447      11        514      15
Land...............................................      40       1         47       1
Agriculture........................................       2      --          1      --
Other..............................................     457      11        403      12
                                                     ------     ---     ------     ---
  Total............................................  $4,087     100%    $3,321     100%
                                                     ======     ===     ======     ===

     The Company's real estate holdings are primarily located in the United States. At December 31, 2005, approximately 26%, 17% and 15% of the Company's real estate holdings were located in California, Texas and New York, respectively.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of Metlife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Changes in the real estate and real estate joint ventures held-for-sale valuation allowance were as follows:

                                                                 YEARS ENDED
                                                                 DECEMBER 31,
                                                              ------------------
                                                              2005   2004   2003
                                                              ----   ----   ----
                                                                (IN MILLIONS)
Balance, beginning of year..................................  $ 4    $ 12   $ 11
Additions...................................................    5      13     17
Deductions..................................................   (9)    (21)   (16)
                                                              ---    ----   ----
Balance, end of year........................................  $--    $  4   $ 12
                                                              ===    ====   ====

     Investment income related to impaired real estate and real estate joint ventures held-for-investment was $7 million, $15 million and $34 million for the years ended December 31, 2005, 2004 and 2003, respectively. There was no investment income (expense) related to impaired real estate and real estate joint ventures held-for-sale for the year ended December 31, 2005. Investment income (expense) related to impaired real estate and real estate joint ventures held-for-sale was ($1) million and $1 million for the years ended December 31, 2004 and 2003, respectively. The carrying value of non-income producing real estate and real estate joint ventures was $30 million and $38 million at December 31, 2005 and 2004, respectively.

     The Company owned no real estate acquired in satisfaction of debt at December 31, 2005. The Company owned real estate acquired in satisfaction of debt of $1 million at December 31, 2004.

  LEVERAGED LEASES

     Leveraged leases, included in other invested assets, consisted of the following:

                                                               DECEMBER 31,
                                                              ---------------
                                                               2005     2004
                                                              ------   ------
                                                               (IN MILLIONS)
Investment..................................................  $  991   $1,059
Estimated residual values...................................     735      480
                                                              ------   ------
  Total.....................................................   1,726    1,539
Unearned income.............................................    (645)    (424)
                                                              ------   ------
  Leveraged leases..........................................  $1,081   $1,115
                                                              ======   ======

     The investment amounts set forth above are generally due in monthly installments. The payment periods generally range from one to 15 years, but in certain circumstances are as long as 30 years. These receivables are generally collateralized by the related property. The Company's deferred income tax liability related to leveraged leases was $605 million and $757 million at December 31, 2005 and 2004, respectively.

  FUNDS WITHHELD AT INTEREST

     Included in other invested assets at December 31, 2005 and 2004, were funds withheld at interest of $3,479 million and $2,788 million, respectively.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of Metlife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  NET INVESTMENT INCOME

     The components of net investment income were as follows:

                                                           YEARS ENDED DECEMBER 31,
                                                          ---------------------------
                                                           2005      2004      2003
                                                          -------   -------   -------
                                                                 (IN MILLIONS)
Fixed maturities........................................  $ 8,600   $ 8,085   $ 7,765
Equity securities.......................................       42        65        27
Mortgage and consumer loans.............................    2,246     1,957     1,932
Real estate and real estate joint ventures..............      592       484       425
Policy loans............................................      497       492       510
Other limited partnership interests.....................      676       324        80
Cash, cash equivalents and short-term investments.......      113        64        83
Other...................................................      381       179       175
                                                          -------   -------   -------
  Total.................................................   13,147    11,650    10,997
Less: Investment expenses...............................    1,397       832       730
                                                          -------   -------   -------
  Net investment income.................................  $11,750   $10,818   $10,267
                                                          =======   =======   =======

  NET INVESTMENT GAINS (LOSSES)

     Net investment gains (losses) were as follows:

                                                              YEARS ENDED DECEMBER 31,
                                                              ------------------------
                                                               2005     2004     2003
                                                              ------   ------   ------
                                                                   (IN MILLIONS)
Fixed maturities............................................  $(518)   $  81    $(373)
Equity securities...........................................    121      150       39
Mortgage and consumer loans.................................     31       54      (51)
Real estate and real estate joint ventures..................      7        5       20
Other limited partnership interests.........................     43       53      (84)
Derivatives.................................................    415     (232)     (91)
Other.......................................................     80      171       14
                                                              -----    -----    -----
  Total net investment gains (losses).......................  $ 179    $ 282    $(526)
                                                              =====    =====    =====

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of Metlife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  NET UNREALIZED INVESTMENT GAINS (LOSSES)

     The components of net unrealized investment gains (losses), included in accumulated other comprehensive income, were as follows:

                                                           YEARS ENDED DECEMBER 31,
                                                          ---------------------------
                                                           2005      2004      2003
                                                          -------   -------   -------
                                                                 (IN MILLIONS)
Fixed maturities........................................  $ 5,972   $ 8,571   $ 8,094
Equity securities.......................................      225       270       353
Derivatives.............................................     (207)     (494)     (395)
Minority Interest.......................................     (171)     (103)      (61)
Other...................................................      (82)       34         6
                                                          -------   -------   -------
  Total.................................................    5,737     8,278     7,997
                                                          -------   -------   -------
Amounts related to:
  Future policy benefit loss recognition................   (1,259)   (1,953)   (1,453)
  DAC and VOBA..........................................     (148)     (407)     (495)
  Participating contracts...............................       --        --      (117)
  Policyholder dividend obligation......................   (1,492)   (2,119)   (2,130)
                                                          -------   -------   -------
  Total.................................................   (2,899)   (4,479)   (4,195)
                                                          -------   -------   -------
Deferred income taxes...................................   (1,029)   (1,391)   (1,397)
                                                          -------   -------   -------
  Total.................................................   (3,928)   (5,870)   (5,592)
                                                          -------   -------   -------
     Net unrealized investment gains (losses)...........  $ 1,809   $ 2,408   $ 2,405
                                                          =======   =======   =======

     The changes in net unrealized investment gains (losses) were as follows:

                                                            YEARS ENDED DECEMBER 31,
                                                            -------------------------
                                                             2005      2004     2003
                                                            -------   ------   ------
                                                                  (IN MILLIONS)
Balance, beginning of year................................  $ 2,408   $2,405   $1,991
Unrealized investment gains (losses) during the year......   (2,556)     281      994
Unrealized investment gains (losses) of subsidiaries at
  date of sale............................................       15       --      269
Unrealized investment gains (losses) relating to:
  Future policy benefit gains (losses) recognition........      694     (500)    (211)
  DAC and VOBA............................................      259       88     (129)
  Participating contracts.................................       --      117       12
  Policyholder dividend obligation........................      627       11     (248)
Deferred income taxes.....................................      362        6     (273)
                                                            -------   ------   ------
Balance, end of year......................................  $ 1,809   $2,408   $2,405
                                                            -------   ------   ------
Net change in unrealized investment gains (losses)........  $  (599)  $    3   $  414
                                                            =======   ======   ======

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of Metlife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  TRADING SECURITIES

     Net investment income for the year ended December 31, 2005 includes $3 million of losses on securities classified as trading. The $3 million primarily relates to net losses recognized on trading securities sold during the year ended December 31, 2005. For the year ended December 31, 2005, changes in fair value on trading securities held at December 31, 2005 were less than $1 million. The Company did not hold any trading securities during the years ended December 31, 2004 and 2003.

  STRUCTURED INVESTMENT TRANSACTIONS

     The Company invests in structured notes and similar type instruments, which generally provide equity-based returns on debt securities. The carrying value of such investments was approximately $362 million and $636 million at December 31, 2005 and 2004, respectively. The related net investment income recognized was $28 million, $44 million and $78 million for the years ended December 31, 2005, 2004 and 2003, respectively.

  VARIABLE INTEREST ENTITIES

     The following table presents the total assets of and maximum exposure to loss relating to VIEs for which the Company has concluded that (i) it is the primary beneficiary and which are consolidated in the Company's consolidated financial statements at December 31, 2005; and (ii) it holds significant variable interests but it is not the primary beneficiary and which have not been consolidated:

                                                         DECEMBER 31, 2005
                                    -----------------------------------------------------------
                                        PRIMARY BENEFICIARY          NOT PRIMARY BENEFICIARY
                                    ----------------------------   ----------------------------
                                      TOTAL     MAXIMUM EXPOSURE     TOTAL     MAXIMUM EXPOSURE
                                    ASSETS(1)      TO LOSS(2)      ASSETS(1)      TO LOSS(2)
                                    ---------   ----------------   ---------   ----------------
                                                           (IN MILLIONS)
Asset-backed securitizations and
  collateralized debt
  obligations.....................    $ --            $ --          $ 3,728         $  394
Real estate joint ventures(3).....     304             114              150             --
Other limited partnerships(4).....      48              35           15,030          1,966
Other investments(5)..............      --              --            3,522            177
                                      ----            ----          -------         ------
  Total...........................    $352            $149          $22,430         $2,537
                                      ====            ====          =======         ======

---------------

(1) The assets of the asset-backed securitizations and collateralized debt obligations are reflected at fair value at December 31, 2005. The assets of the real estate joint ventures, other limited partnerships and other investments are reflected at the carrying amounts at which such assets would have been reflected on the Company's balance sheet had the Company consolidated the VIE from the date of its initial investment in the entity.

(2) The maximum exposure to loss of the asset-backed securitizations and collateralized debt obligations is equal to the carrying amounts of participation or retained interests. In addition, the Company provides collateral management services for certain of these structures for which it collects a management fee. The maximum exposure to loss relating to real estate joint ventures, other limited partnerships and other investments is equal to the carrying amounts plus any unfunded commitments, reduced by amounts guaranteed by other partners.

(3) Real estate joint ventures include partnerships and other ventures which engage in the acquisition, development, management and disposal of real estate investments.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of Metlife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

(4) Other limited partnerships include partnerships established for the purpose of investing in real estate funds, public and private debt and equity securities, as well as limited partnerships established for the purpose of investing in low-income housing that qualifies for federal tax credits.

(5) Other investments include securities that are not asset-backed securitizations or collateralized debt obligations.

3.  DERIVATIVE FINANCIAL INSTRUMENTS

  TYPES OF DERIVATIVE INSTRUMENTS

     The following table provides a summary of the notional amounts and current market or fair value of derivative financial instruments held at:

                                        DECEMBER 31, 2005                 DECEMBER 31, 2004
                                 -------------------------------   -------------------------------
                                             CURRENT MARKET OR                 CURRENT MARKET OR
                                                 FAIR VALUE                        FAIR VALUE
                                 NOTIONAL   --------------------   NOTIONAL   --------------------
                                  AMOUNT    ASSETS   LIABILITIES    AMOUNT    ASSETS   LIABILITIES
                                 --------   ------   -----------   --------   ------   -----------
                                                           (IN MILLIONS)
Interest rate swaps............  $12,857     $294       $ 12       $12,215     $276      $   19
Interest rate floors...........    6,515       80         --         2,065       24          --
Interest rate caps.............   24,970      224         --         7,045       12          --
Financial futures..............       63        1         --           417       --           5
Foreign currency swaps.........    9,256       74        852         7,457      149       1,274
Foreign currency forwards......    2,333       26         41           888       --          57
Options........................      221        2          2           263        8           7
Financial forwards.............    2,446       13          1           326       --          --
Credit default swaps...........    4,789       11          9         1,879       10           5
Synthetic GICs.................    5,477       --         --         5,869       --          --
Other..........................      250        9         --           450        1           1
                                 -------     ----       ----       -------     ----      ------
  Total........................  $69,177     $734       $917       $38,874     $480      $1,368
                                 =======     ====       ====       =======     ====      ======

     The above table does not include notional values for equity financial forwards. At December 31, 2005 and 2004, the Company owned 132,000 and no equity financial forwards, respectively. Equity financial forwards market values are included in financial forwards in the preceding table.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of Metlife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following table provides a summary of the notional amounts of derivative financial instruments by maturity at December 31, 2005:

                                                          REMAINING LIFE
                                     --------------------------------------------------------
                                                  AFTER        AFTER
                                                 ONE YEAR    FIVE YEARS
                                     ONE YEAR    THROUGH      THROUGH       AFTER
                                     OR LESS    FIVE YEARS   TEN YEARS    TEN YEARS    TOTAL
                                     --------   ----------   ----------   ---------   -------
                                                          (IN MILLIONS)
Interest rate swaps................  $ 3,679     $ 3,607      $ 2,429      $3,142     $12,857
Interest rate floors...............       --         325        6,190          --       6,515
Interest rate caps.................   12,900      12,070           --          --      24,970
Financial futures..................       63          --           --          --          63
Foreign currency swaps.............      216       3,812        4,350         878       9,256
Foreign currency forwards..........    2,333          --           --          --       2,333
Options............................      220          --            1          --         221
Financial forwards.................      446          --           --       2,000       2,446
Credit default swaps...............      580       3,960          249          --       4,789
Synthetic GICs.....................    4,751         726           --          --       5,477
Other..............................      250          --           --          --         250
                                     -------     -------      -------      ------     -------
  Total............................  $25,438     $24,500      $13,219      $6,020     $69,177
                                     =======     =======      =======      ======     =======

     Interest rate swaps are used by the Company primarily to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). In an interest rate swap, the Company agrees with another party to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts as calculated by reference to an agreed notional principal amount. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by the counterparty at each due date.

     The Company also enters into basis swaps to better match the cash flows from assets and related liabilities. In a basis swap, both legs of the swap are floating with each based on a different index. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. A single net payment is usually made by one counterparty at each due date. Basis swaps are included in interest rate swaps in the preceding table.

     Interest rate caps and floors are used by the Company primarily to protect its floating rate liabilities against rises in interest rates above a specified level, and against interest rate exposure arising from mismatches between assets and liabilities (duration mismatches), as well as to protect its minimum rate guarantee liabilities against declines in interest rates below a specified level, respectively.

     In exchange-traded interest rate (Treasury and swap) transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which is determined by the different classes of interest rate securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures with regulated futures commission merchants that are members of the exchange.

     Exchange-traded interest rate (Treasury and swap) futures are used primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring, and to hedge against changes in interest rates on anticipated liability issuances by replicating Treasury or swap curve performance.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of Metlife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

The value of interest rate futures is substantially impacted in interest rates and they can be used to modify or hedge existing interest rate risk.

     Foreign currency derivatives, including foreign currency swaps, foreign currency forwards and currency option contracts, are used by the Company to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies. The Company also uses foreign currency forwards and swaps to hedge the foreign currency risk associated with certain of its net investments in foreign operations.

     In a foreign currency swap transaction, the Company agrees with another party to exchange, at specified intervals, the difference between one currency and another at a forward exchange rate calculated by reference to an agreed upon principal amount. The principal amount of each currency is exchanged at the inception and termination of the currency swap by each party.

     In a foreign currency forward transaction, the Company agrees with another party to deliver a specified amount of an identified currency at a specified future date. The price is agreed upon at the time of the contract and payment for such a contract is made in a different currency at the specified future date.

     The Company enters into currency option contracts that give it the right, but not the obligation, to sell the foreign currency amount in exchange for a functional currency amount within a limited time at a contracted price. The contracts may also be net settled in cash, based on differentials in the foreign exchange rate and the strike price. Currency option contracts are included in options in the preceding table.

     Swaptions are used by the Company primarily to sell, or monetize, embedded call options in its fixed rate liabilities. A swaption is an option to enter into a swap with an effective date equal to the exercise date of the embedded call and a maturity date equal to the maturity date of the underlying liability. The Company receives a premium for entering into the swaption. Swaptions are included in options in the preceding table.

     The Company enters into financial forwards to buy and sell securities. The price is agreed upon at the time of the contract and payment for such a contract is made at a specified future date.

     Equity variance swaps are used by the Company primarily to hedge minimum guarantees embedded in certain variable annuity products offered by the Company. In an equity variance swap, the Company agrees with another party to exchange amounts in the future, based on changes in equity volatility over a defined period. Equity variance swaps are included in financial forwards in the preceding table.

     Swap spread locks are used by the Company to hedge invested assets on an economic basis against the risk of changes in credit spreads. Swap spread locks are forward starting swaps where the Company agrees to pay a coupon based on a predetermined reference swap spread in exchange for receiving a coupon based on a floating rate. The Company has the option to cash settle with the counterparty in lieu of maintaining the swap after the effective date. Swap spread locks are included in financial forwards in the preceding table.

     Certain credit default swaps are used by the Company to hedge against credit-related changes in the value of its investments and to diversify its credit risk exposure in certain portfolios. In a credit default swap transaction, the Company agrees with another party, at specified intervals, to pay a premium to insure credit risk. If a credit event, as defined by the contract, occurs, generally the contract will require the swap to be settled gross by the delivery of par quantities of the referenced investment equal to the specified swap notional in exchange for the payment of cash amounts by the counterparty equal to the par value of the investment surrendered.

     Credit default swaps are also used in replication synthetic asset transactions ("RSATs") to synthetically create investments that are either more expensive to acquire or otherwise unavailable in the cash markets.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of Metlife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

RSATs are a combination of a derivative and usually a U.S. Treasury or Agency security. RSATs that involve the use of credit default swaps are included in such classification in the preceding table.

     Total rate of return swaps ("TRRs") are swaps whereby the Company agrees with another party to exchange, at specified intervals, the difference between the economic risk and reward of an asset or a market index and LIBOR, calculated by reference to an agreed notional principal amount. No cash is exchanged at the outset of the contract. Cash is paid and received over the life of the contract based on the terms of the swap. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by the counterparty at each due date. TRRs can be used as hedges or RSATs and are included in the other classification in the preceding table.

     A synthetic GIC is a contract that simulates the performance of a traditional GIC through the use of financial instruments. Under a synthetic GIC, the policyholder owns the underlying assets. The Company guarantees a rate return on those assets for a premium.

  HEDGING

     The table below provides a summary of the notional amount and fair value of derivatives by type of hedge designation at:

                                        DECEMBER 31, 2005                 DECEMBER 31, 2004
                                 -------------------------------   -------------------------------
                                                 FAIR VALUE                        FAIR VALUE
                                 NOTIONAL   --------------------   NOTIONAL   --------------------
                                  AMOUNT    ASSETS   LIABILITIES    AMOUNT    ASSETS   LIABILITIES
                                 --------   ------   -----------   --------   ------   -----------
                                                           (IN MILLIONS)
Fair value.....................  $ 4,419     $ 50       $104       $ 4,850     $173      $  233
Cash flow......................    6,233       29        437         8,057       40         664
Foreign operations.............      834        2         37           535       --          47
Non-qualifying.................   57,691      653        339        25,432      267         424
                                 -------     ----       ----       -------     ----      ------
  Total........................  $69,177     $734       $917       $38,874     $480      $1,368
                                 =======     ====       ====       =======     ====      ======

     The following table provides the settlement payments recorded in income for the:

                                                              YEARS ENDED DECEMBER 31,
                                                              -------------------------
                                                               2005     2004      2003
                                                              ------   -------   ------
                                                                    (IN MILLIONS)
Qualifying hedges:
  Net investment income.....................................   $ 42     $(144)    $(61)
  Interest credited to policyholder account balances........     17        45       --
Non-qualifying hedges:
  Net investment gains (losses).............................     86        51       84
                                                               ----     -----     ----
     Total..................................................   $145     $ (48)    $ 23
                                                               ====     =====     ====

  FAIR VALUE HEDGES

     The Company designates and accounts for the following as fair value hedges when they have met the requirements of SFAS 133: (i) interest rate swaps to convert fixed rate investments to floating rate investments; (ii) foreign currency swaps to hedge the foreign currency fair value exposure of foreign currency denominated investments and liabilities; and (iii) interest rate futures to hedge against changes in value of fixed rate securities.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of Metlife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The Company recognized net investment gains (losses) representing the ineffective portion of all fair value hedges as follows:

                                                               YEARS ENDED DECEMBER 31,
                                                              --------------------------
                                                               2005      2004     2003
                                                              -------   ------   -------
                                                                    (IN MILLIONS)
Changes in the fair value of derivatives....................   $(118)    $ 64     $(184)
Changes in the fair value of the items hedged...............     116      (49)      158
                                                               -----     ----     -----
Net ineffectiveness of fair value hedging activities........   $  (2)    $ 15     $ (26)
                                                               =====     ====     =====

     All components of each derivative's gain or loss were included in the assessment of hedge ineffectiveness. There were no instances in which the Company discontinued fair value hedge accounting due to a hedged firm commitment no longer qualifying as a fair value hedge.

  CASH FLOW HEDGES

     The Company designates and accounts for the following as cash flow hedges, when they have met the requirements of SFAS 133: (i) interest rate swaps to convert floating rate investments to fixed rate investments; (ii) interest rate swaps to convert floating rate liabilities into fixed rate liabilities; (iii) foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated investments and liabilities; (iv) interest rate futures to hedge against changes in value of securities to be acquired; (v) interest rate futures to hedge against changes in interest rates on liabilities to be issued; and (vi) financial forwards to buy and sell securities.

     For the years ended December 31, 2005, 2004 and 2003, the Company recognized net investment gains (losses) of ($21) million, ($31) million, and ($67) million, respectively, which represented the ineffective portion of all cash flow hedges. All components of each derivative's gain or loss were included in the assessment of hedge ineffectiveness. In certain instances, the Company discontinued cash flow hedge accounting because the forecasted transactions did not occur on the anticipated date or in the additional time period permitted by SFAS 133. The net amounts reclassified into net investment gains (losses) for the years ended December 31, 2005, 2004 and 2003 related to such discontinued cash flow hedges were losses of $42 million, $29 million and $0 million, respectively. There were no hedged forecasted transactions, other than the receipt or payment of variable interest payments.

     Presented below is a roll forward of the components of other comprehensive income (loss), before income taxes, related to cash flow hedges:

                                                              YEARS ENDED DECEMBER 31,
                                                              ------------------------
                                                               2005     2004     2003
                                                              ------   ------   ------
                                                                   (IN MILLIONS)
Other comprehensive income (loss) balance at the beginning
  of the year...............................................  $(447)   $(385)   $ (24)
Gains (losses) deferred in other comprehensive income (loss)
  on the effective portion of cash flow hedges..............    196      (98)    (367)
Amounts reclassified to net investment gains (losses).......     44       41       12
Amounts reclassified to net investment income...............      2        2        2
Amortization of transition adjustment.......................     (2)      (7)      (8)
                                                              -----    -----    -----
Other comprehensive income (loss) balance at the end of the
  year......................................................  $(207)   $(447)   $(385)
                                                              =====    =====    =====

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of Metlife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     At December 31, 2005, approximately $7 million of the deferred net loss on derivatives accumulated in other comprehensive income (loss) is expected to be reclassified to earnings during the year ending December 31, 2006.

  HEDGES OF NET INVESTMENTS IN FOREIGN OPERATIONS

     The Company uses forward exchange contracts, foreign currency swaps and options to hedge portions of its net investment in foreign operations against adverse movements in exchange rates. The Company measures ineffectiveness on the forward exchange contracts based upon the change in forward rates. There was no ineffectiveness recorded in 2005, 2004 or 2003.

     The Company's consolidated statements of stockholder's equity for the years ended December 31, 2005, 2004 and 2003 include losses of $27 million, $47 million and $10 million, respectively, related to foreign currency contracts used to hedge its net investments in foreign operations. At December 31, 2005 and 2004, the cumulative foreign currency translation loss recorded in Accumulated other comprehensive income ("AOCI") related to these hedges was approximately $84 million and $57 million, respectively. When substantially all of the net investments in foreign operations are sold or liquidated, the amounts in AOCI are reclassified to the consolidated statements of income, while a pro rata portion will be reclassified upon partial sale of the net investments in foreign operations.

  NON-QUALIFYING DERIVATIVES AND DERIVATIVES FOR PURPOSES OTHER THAN HEDGING

     The Company enters into the following derivatives that do not qualify for hedge accounting under SFAS 133 or for purposes other than hedging: (i) interest rate swaps, purchased caps and floors, and interest rate futures to minimize its exposure to interest rate volatility; (ii) foreign currency forwards, swaps and option contracts to minimize its exposure to adverse movements in exchange rates; (iii) swaptions to sell embedded call options in fixed rate liabilities;
(iv) credit default swaps to minimize its exposure to adverse movements in credit; (v) credit default swaps to diversify its credit risk exposure in certain portfolios; (vi) interest rate futures and equity variance swaps to economically hedge liabilities embedded in certain variable annuity products;
(vii) swap spread locks to hedge invested assets against the risk of changes in credit spreads; (viii) financial forwards to buy and sell securities; (ix) synthetic GICs to synthetically create traditional GICs; (x) RSATs and TRRs to synthetically create investments; and (xi) basis swaps to better match the cash flows from assets and related liabilities.

     For the years ended December 31, 2005, 2004 and 2003, the Company recognized as net investment gains (losses) changes in fair value of $401 million, ($107) million and ($110) million, respectively, related to derivatives that do not qualify for hedge accounting.

  EMBEDDED DERIVATIVES

     The Company has certain embedded derivatives which are required to be separated from their host contracts and accounted for as derivatives. These host contracts include guaranteed rate of return contracts, guaranteed minimum withdrawal, accumulation, and interest benefit contracts, and modified coinsurance contracts. The fair value of the Company's embedded derivative assets was $50 million and $43 million at December 31, 2005 and 2004, respectively. The fair value of the Company's embedded derivative liabilities was $10 million and $26 million at December 31, 2005 and 2004, respectively. The amounts recorded in net investment gains (losses) during the years ended December 31, 2005, 2004 and 2003 were gains of $29 million, $34 million and $19 million, respectively.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of Metlife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  CREDIT RISK

     The Company may be exposed to credit related losses in the event of nonperformance by counterparties to derivative financial instruments. Generally, the current credit exposure of the Company's derivative contracts is limited to the fair value at the reporting date. The credit exposure of the Company's derivative transactions is represented by the fair value of contracts with a net positive fair value at the reporting date.

     As noted above, the Company manages its credit risk related to over-the-counter derivatives by entering into transactions with creditworthy counterparties, maintaining collateral arrangements and through the use of master agreements that provide for a single net payment to be made by one counterparty to another at each due date and upon termination. Because exchange traded futures are effected through regulated exchanges, and positions are marked to market on a daily basis, the Company has minimal exposure to credit related losses in the event of nonperformance by counterparties to such derivative instruments.

     The Company enters into various collateral arrangements, which require both the pledging and accepting of collateral in connection with its derivative instruments. As of December 31, 2005, the Company was obligated to return cash collateral under its control of $34 million, but held no non-cash collateral. This unrestricted cash collateral is included in cash and cash equivalents and the obligation to return it is included in payables for collateral under securities loaned and other transactions in the consolidated balance sheets. The Company did not have any cash or other collateral related to derivative instruments at December 31, 2004.

     As of December 31, 2005 and 2004, the Company had not pledged any collateral related to derivative instruments.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of Metlife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

4.  INSURANCE

  DEFERRED POLICY ACQUISITION COSTS AND VALUE OF BUSINESS ACQUIRED

     Information regarding DAC and VOBA for the years ended December 31, 2005, 2004 and 2003 is as follows:

                                                           DEFERRED
                                                            POLICY      VALUE OF
                                                          ACQUISITION   BUSINESS
                                                             COSTS      ACQUIRED    TOTAL
                                                          -----------   --------   -------
                                                                   (IN MILLIONS)
Balance at January 1, 2003..............................    $ 8,790       $871     $ 9,661
  Capitalizations.......................................      1,982         --       1,982
  Acquisitions..........................................        218         --         218
                                                            -------       ----     -------
       Total............................................     10,990        871      11,861
                                                            -------       ----     -------
  Less: Amortization related to:
     Net investment gains (losses)......................         10         (5)          5
     Unrealized investment gains (losses)...............        138         (9)        129
     Other expenses.....................................      1,332         49       1,381
                                                            -------       ----     -------
       Total amortization...............................      1,480         35       1,515
                                                            -------       ----     -------
  Less: Dispositions and other..........................       (120)        --        (120)
                                                            -------       ----     -------
Balance at December 31, 2003............................      9,390        836      10,226
  Capitalizations.......................................      1,817         --       1,817
                                                            -------       ----     -------
       Total............................................     11,207        836      12,043
                                                            -------       ----     -------
  Less: Amortization related to:
     Net investment gains (losses)......................          5          1           6
     Unrealized investment gains (losses)...............        (12)       (76)        (88)
     Other expenses.....................................      1,058         81       1,139
                                                            -------       ----     -------
       Total amortization...............................      1,051          6       1,057
                                                            -------       ----     -------
  Less: Dispositions and other..........................         99        (23)         76
                                                            -------       ----     -------
Balance at December 31, 2004............................     10,255        807      11,062
  Capitalizations.......................................      1,619         --       1,619
                                                            -------       ----     -------
       Total............................................     11,874        807      12,681
                                                            -------       ----     -------
  Less: Amortization related to:
     Net investment gains (losses)......................         13          2          15
     Unrealized investment gains (losses)...............       (244)       (15)       (259)
     Other expenses.....................................      1,304         66       1,370
                                                            -------       ----     -------
       Total amortization...............................      1,073         53       1,126
                                                            -------       ----     -------
  Less: Dispositions and other..........................       (120)         3        (117)
                                                            -------       ----     -------
Balance at December 31, 2005............................    $10,681       $757     $11,438
                                                            =======       ====     =======

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of Metlife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The estimated future amortization expense for the next five years allocated to other expenses for VOBA is $65 million in 2006, $63 million in 2007, $61 million in 2008, $61 million in 2009 and $37 million in 2010.

     Amortization of DAC and VOBA is related to (i) investment gains and losses and the impact of such gains and losses on the amount of the amortization; (ii) unrealized investment gains and losses to provide information regarding the amount that would have been amortized if such gains and losses had been recognized; and (iii) other expenses to provide amounts related to the gross margins or profits originating from transactions other than investment gains and losses.

  SALES INDUCEMENTS

     Changes in deferred sales inducements, which are reported within other assets in the consolidated balance sheets, are as follows:

                                                               YEARS ENDED
                                                              DECEMBER 31,
                                                              -------------
                                                              2005    2004
                                                              -----   -----
                                                              (IN MILLIONS)
Balance at January 1........................................   $75     $52
  Capitalization............................................    29      29
  Amortization..............................................    (9)     (6)
                                                               ---     ---
Balance at December 31......................................   $95     $75
                                                               ===     ===

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of Metlife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  LIABILITIES FOR UNPAID CLAIMS AND CLAIM EXPENSES

     The following table provides an analysis of the activity in the liability for unpaid claims and claim expenses relating to property and casualty, group accident and non-medical health policies and contracts, which are reported within future policyholder benefits in the consolidated balance sheets:

                                                           YEARS ENDED DECEMBER 31,
                                                          ---------------------------
                                                           2005      2004      2003
                                                          -------   -------   -------
                                                                 (IN MILLIONS)
Balance at January 1....................................  $ 3,847   $ 3,560   $ 4,821
  Less: Reinsurance recoverables........................     (287)     (284)     (496)
                                                          -------   -------   -------
Net balance at January 1................................    3,560     3,276     4,325
                                                          -------   -------   -------
Incurred related to:
  Current year..........................................    2,791     2,491     3,816
  Prior years...........................................      (41)       (9)       28
                                                          -------   -------   -------
                                                            2,750     2,482     3,844
                                                          -------   -------   -------
Paid related to:
  Current year..........................................   (1,667)   (1,519)   (2,153)
  Prior years...........................................     (742)     (679)   (1,290)
                                                          -------   -------   -------
                                                           (2,409)   (2,198)   (3,443)
                                                          -------   -------   -------
Dispositions............................................       --        --    (1,450)
Net Balance at December 31..............................    3,901     3,560     3,276
  Add: Reinsurance recoverables.........................      290       287       284
                                                          -------   -------   -------
Balance at December 31..................................  $ 4,191   $ 3,847   $ 3,560
                                                          =======   =======   =======

     As a result of changes in estimates of insured events in the prior years, the claims and claim adjustment expenses decreased $41 million in 2005 due to a refinement in the estimation methodology for non-medical health long-term care claim reserves, improved loss ratio reserves for non-medical health claim reserves and improved claim management.

     In 2004, the claims and claim adjustment expense decreased by $9 million due to improved loss ratios in non-medical health claim reserves and improved claims management.

     In 2003, prior to the sale of Met P&C, the claims and claim adjustment expense increased by $28 million as a result of the re-evaluation of loss trends related to the automobile line of business.

  GUARANTEES

     The Company issues annuity contracts which may include contractual guarantees to the contractholder for: (i) return of no less than total deposits made to the contract less any partial withdrawals ("return of net deposits") and
(ii) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary, or total deposits made to the contract less any partial withdrawals plus a minimum return ("anniversary contract value" or "minimum return"). The Company also issues annuity contracts that apply a lower rate of funds deposited if the contractholder elects to surrender the contract for cash and a higher rate if the contractholder elects to annuitize ("two tier annuities"). These guarantees include benefits that are payable in the event of death or at annuitization.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of Metlife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The Company also issues universal and variable life contracts where the Company contractually guarantees to the contractholder a secondary guarantee or a guaranteed paid up benefit.

     The Company had the following types of guarantees relating to annuity and universal and variable life contracts at:

ANNUITY CONTRACTS

                                                                    DECEMBER 31,
                                           ---------------------------------------------------------------
                                                        2005                             2004
                                           ------------------------------   ------------------------------
                                               IN THE            AT             IN THE            AT
                                           EVENT OF DEATH   ANNUITIZATION   EVENT OF DEATH   ANNUITIZATION
                                           --------------   -------------   --------------   -------------
                                                                    (IN MILLIONS)
RETURN OF NET DEPOSITS
  Account value..........................    $   2,527              N/A       $   2,039              N/A
  Net amount at risk.....................    $       1(1)           N/A       $      11(1)           N/A
  Average attained age of
     contractholders.....................     58 years              N/A        58 years              N/A
ANNIVERSARY CONTRACT VALUE OR MINIMUM
  RETURN
  Account value..........................    $  31,646        $   3,847       $  29,834        $   2,659
  Net amount at risk.....................    $     521(1)     $      17(2)    $     735(1)     $       7(2)
  Average attained age of
     contractholders.....................     60 years         57 years        61 years         56 years
TWO TIER ANNUITIES
  General account value..................          N/A        $     299             N/A        $     301
  Net amount at risk.....................          N/A        $      36(3)          N/A        $      36(3)
  Average attained age of
     contractholders.....................          N/A         58 years             N/A         58 years

UNIVERSAL AND VARIABLE LIFE CONTRACTS

                                                                    DECEMBER 31,
                                                ----------------------------------------------------
                                                          2005                        2004
                                                ------------------------    ------------------------
                                                SECONDARY      PAID UP      SECONDARY      PAID UP
                                                GUARANTEES    GUARANTEES    GUARANTEES    GUARANTEES
                                                ----------    ----------    ----------    ----------
                                                                   (IN MILLIONS)
Account value (general and separate
  account)....................................  $   5,413     $   1,680     $   4,715     $   1,659
Net amount at risk............................  $  98,907(1)  $  15,633(1)  $  94,163(1)  $  16,830(1)
Average attained age of policyholders.........   45 years      52 years      45 years      51 years

---------------

(1) The net amount at risk for guarantees of amounts in the event of death is defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date.

(2) The net amount at risk for guarantees of amounts at annuitization is defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance.

(3) The net amount at risk for two tier annuities is based on the excess of the upper tier, adjusted for a profit margin, less the lower tier.

     The net amount at risk is based on the direct amount at risk (excluding reinsurance).

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of Metlife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The Company's annuity and life contracts with guarantees may offer more than one type of guarantee in each contract. Therefore, the amounts listed above may not be mutually exclusive.

     Liabilities for guarantees (excluding base policy liabilities) relating to annuity and universal and variable life contracts are as follows:

                                       ANNUITY CONTRACTS          UNIVERSAL AND VARIABLE
                                 ------------------------------       LIFE CONTRACTS
                                                   GUARANTEED     -----------------------
                                   GUARANTEED     ANNUITIZATION   SECONDARY     PAID UP
                                 DEATH BENEFITS     BENEFITS      GUARANTEES   GUARANTEES   TOTAL
                                 --------------   -------------   ----------   ----------   -----
                                                          (IN MILLIONS)
Balance at January 1, 2004.....       $ 8              $16           $ 6          $ 6       $ 36
Incurred guaranteed benefits...         4               (9)            4            1         --
Paid guaranteed benefits.......        (6)              --            (4)          --        (10)
                                      ---              ---           ---          ---       ----
Balance at December 31, 2004...         6                7             6            7         26
Incurred guaranteed benefits...         4               --             2            5         11
Paid guaranteed benefits.......        (2)              --            (1)          --         (3)
                                      ---              ---           ---          ---       ----
Balance at December 31, 2005...       $ 8              $ 7           $ 7          $12       $ 34
                                      ===              ===           ===          ===       ====

     Account balances of contracts with insurance guarantees are invested in separate account asset classes as follows at:

                                                                DECEMBER 31,
                                                              -----------------
                                                               2005      2004
                                                              -------   -------
                                                                (IN MILLIONS)
Mutual Fund Groupings
  Equity....................................................  $21,143   $18,873
  Bond......................................................    2,606     2,270
  Balanced..................................................    1,074       886
  Money Market..............................................      206       212
  Specialty.................................................      229        79
                                                              -------   -------
     TOTAL..................................................  $25,258   $22,320
                                                              =======   =======

  SEPARATE ACCOUNTS

     Separate account assets and liabilities include two categories of account types: pass-through separate accounts totaling $57,406 million and $53,382 million at December 31, 2005 and 2004, respectively, for which the policyholder assumes all investment risk, and separate accounts with a minimum return or account value for which the Company contractually guarantees either a minimum return or account value to the policyholder which totaled $15,746 million and $15,125 million at December 31, 2005 and 2004, respectively. The latter category consisted primarily of Met Managed Guaranteed Interest Contracts and participating close-out contracts. The average interest rates credited on these contracts were 4.5% and 4.7% at December 31, 2005 and 2004, respectively.

     Fees charged to the separate accounts by the Company (including mortality charges, policy administration fees and surrender charges) are reflected in the Company's revenues as universal life and investment-type product policy fees and totaled $1,058 million, $998 million and $899 million for the years ended December 31, 2005, 2004 and 2003, respectively.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of Metlife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     At December 31, 2005, fixed maturities, equity securities, and cash and cash equivalents reported on the consolidated balance sheets include $0 million, $30 million and $1 million, respectively, of the Company's proportional interest in separate accounts. At December 31, 2004, fixed maturities, equity securities, and cash and cash equivalents reported on the consolidated balance sheets include $27 million, $20 million and $1 million, respectively, of the Company's proportional interest in separate accounts.

     For both the years ended December 31, 2005 and 2004, there were no investment gains (losses) on transfers of assets from the general account to the separate accounts.

5.  REINSURANCE

     The Company's life insurance operations participate in reinsurance activities in order to limit losses, minimize exposure to large risks, and provide additional capacity for future growth. The Company has historically reinsured the mortality risk on new life insurance policies primarily on an excess of retention basis or a quota share basis. Until 2005, the Company reinsured up to 90% of the mortality risk for all new individual life insurance policies that it wrote through its various franchises. This practice was initiated by the different franchises for different products starting at various points in time between 1992 and 2000. During 2005, the Company changed its retention practices for individual life insurance. Amounts reinsured in prior years remain reinsured under the original reinsurance; however, under the new retention guidelines, the Company reinsures up to 90% of the mortality risk in excess of $1 million for most new life insurance policies that it writes through its various franchises and for certain individual life policies the retention limits remained unchanged. On a case by case basis, the Company may retain up to $25 million per life on single life policies and $30 million per life on survivorship policies and reinsure 100% of amounts in excess of the Company's retention limits. The Company evaluates its reinsurance programs routinely and may increase or decrease its retention at any time. In addition, the Company reinsures a significant portion of the mortality risk on its universal life policies issued since 1983. Placement of reinsurance is done primarily on an automatic basis and also on a facultative basis for risks with specific characteristics.

     In addition to reinsuring mortality risk, the Company reinsures other risks and specific coverages. The Company routinely reinsures certain classes of risks in order to limit its exposure to particular travel, avocation and lifestyle hazards. The Company has exposure to catastrophes, which could contribute to significant fluctuations in the Company's results of operations. The Company uses excess of loss and quota share reinsurance arrangements to limit its maximum loss, provide greater diversification of risk and minimize exposure to larger risks.

     The Company had also protected itself through the purchase of combination risk coverage. This reinsurance coverage pooled risks from several lines of business and included individual and group life claims in excess of $2 million per policy. This combination risk coverage was commuted during 2005, resulting in a $2 million reduction in premiums and annuity considerations.

     The Company reinsures its business through a diversified group of reinsurers. No single unaffiliated reinsurer has a material obligation to the Company nor is the Company's business substantially dependent upon any reinsurance contracts. The Company is contingently liable with respect to ceded reinsurance should any reinsurer be unable to meet its obligations under these agreements.

     In the Reinsurance Segment, Reinsurance Group of America, Incorporated ("RGA") retains a maximum of $6 million of coverage per individual life with respect to its assumed reinsurance business.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of Metlife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The amounts in the consolidated statements of income are presented net of reinsurance ceded. The effects of reinsurance were as follows:


                                                           YEARS ENDED DECEMBER 31,
                                                          ---------------------------
                                                           2005      2004      2003
                                                          -------   -------   -------
                                                                 (IN MILLIONS)
Direct premiums earned..................................  $16,466   $15,347   $16,794
Reinsurance assumed.....................................    5,046     4,330     3,565
Reinsurance ceded.......................................   (2,256)   (2,240)   (2,260)
                                                          -------   -------   -------
Net premiums earned.....................................  $19,256   $17,437   $18,099
                                                          =======   =======   =======
Reinsurance recoveries netted against policyholder
  benefits and claims...................................  $ 1,495   $ 1,626   $ 2,032
                                                          =======   =======   =======



     Written premiums are not materially different than earned premiums presented in the preceding table.



     For the years ended December 31, 2005, 2004, and 2003, ceded and assumed include affiliated transactions of $529 million, $457 million and $436 million, respectively.


     Reinsurance recoverables, included in premiums and other receivables, were $3,796 million and $3,735 million at December 31, 2005 and 2004, respectively, including $1,261 million and $1,302 million, respectively, relating to reinsurance of long-term guaranteed interest contracts and structured settlement lump sum contracts accounted for as a financing transaction. Reinsurance and ceded commissions payables, included in other liabilities, were $263 million and $100 million at December 31, 2005 and 2004, respectively.


     Included in premiums and other receivables are reinsurance due from Exeter Reassurance Company, Ltd., Texas Life Insurance Company, First MetLife Investors Insurance Company, MetLife Investors USA Insurance Company ("MLI USA"), The Travelers Insurance Company, and MetLife Investors Insurance Company related parties of $1,422 million and $269 million at December 31, 2005 and 2004.


     Included in future policy benefits, other policyholder funds, policyholder account balances, and other liabilities are reinsurance liabilities assumed from COVA Corporation, Metropolitan Tower Life Insurance Company, MetLife Investors Group, Inc., First MetLife Investors Insurance Company, MetLife Investors Insurance Company, Exeter Reassurance Company, Ltd. and Traveler's Insurance Company related parties of $1,228 million, $268 million, $389 million and $3,064 million at December 31, 2005. Included in future policy benefits, other policyholder funds, policyholder account balances, and other liabilities are reinsurance liabilities assumed from COVA Corporation, Metropolitan Tower Life Insurance Company, MetLife Investors Group, Inc., First MetLife Investors Insurance Company, MetLife Investors Insurance Company, Exeter Reassurance Company, Ltd. and Metropolitan Life and Annuity Company related parties of $863 million, $415 million, $256 million and $2,215 million at December 31, 2004.


     Effective January 1, 2005, a subsidiary of the Company, General American Life Insurance Company ("General American") entered into a reinsurance agreement to cede an in force block of business to MLI USA, an affiliate. This agreement covered certain term and universal life policies issued by General American on and after January 1, 2000 through December 31, 2004. This agreement also covers certain term and universal life policies issued on or after January 1, 2005. Under this agreement, General American transferred $797 million of liabilities and $411 million in assets to MLI USA related to the policies in-force as of December 31, 2004. As a result of the transfer of assets, General American recognized a realized gain of $19 million, net of income taxes. General American also received and deferred 100% of a $386 million ceding commission resulting in no gain or loss on the transfer of the in-force business as of January 1, 2005. For the policies issued on or after January 1, 2005, General American ceded premiums and related fees of $192 million and ceded benefits and related costs of

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of Metlife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


$143 million for the year ended December 31, 2005. Reinsurance recoverables, included in premiums and other receivables, related to this reinsurance agreement as of December 31, 2005 were $932 million.



     For the years ended December 31, 2005 and 2004, premiums, policyholder benefits and claims, and commission expenses include assumed related party transactions of $37 million, $106 million, and $137 million and $38 million, $50 million, and $5 million, respectively.


6.  CLOSED BLOCK

     On April 7, 2000 (the "date of demutualization"), Metropolitan Life established a closed block for the benefit of holders of certain individual life insurance policies of Metropolitan Life. Assets have been allocated to the closed block in an amount that has been determined to produce cash flows which, together with anticipated revenues from the policies included in the closed block, are reasonably expected to be sufficient to support obligations and liabilities relating to these policies, including, but not limited to, provisions for the payment of claims and certain expenses and taxes, and to provide for the continuation of policyholder dividend scales in effect for 1999, if the experience underlying such dividend scales continues, and for appropriate adjustments in such scales if the experience changes. At least annually, the Company compares actual and projected experience against the experience assumed in the then-current dividend scales. Dividend scales are adjusted periodically to give effect to changes in experience.

     The closed block assets, the cash flows generated by the closed block assets and the anticipated revenues from the policies in the closed block will benefit only the holders of the policies in the closed block. To the extent that, over time, cash flows from the assets allocated to the closed block and claims and other experience related to the closed block are, in the aggregate, more or less favorable than what was assumed when the closed block was established, total dividends paid to closed block policyholders in the future may be greater than or less than the total dividends that would have been paid to these policyholders if the policyholder dividend scales in effect for 1999 had been continued. Any cash flows in excess of amounts assumed will be available for distribution over time to closed block policyholders and will not be available to stockholders. If the closed block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside of the closed block. The closed block will continue in effect as long as any policy in the closed block remains in-force. The expected life of the closed block is over 100 years.

     The Company uses the same accounting principles to account for the participating policies included in the closed block as it used prior to the date of demutualization. However, the Company establishes a policyholder dividend obligation for earnings that will be paid to policyholders as additional dividends as described below. The excess of closed block liabilities over closed block assets at the effective date of the demutualization (adjusted to eliminate the impact of related amounts in accumulated other comprehensive income) represents the estimated maximum future earnings from the closed block expected to result from operations attributed to the closed block after income taxes. Earnings of the closed block are recognized in income over the period the policies and contracts in the closed block remain in-force. Management believes that over time the actual cumulative earnings of the closed block will approximately equal the expected cumulative earnings due to the effect of dividend changes. If, over the period the closed block remains in existence, the actual cumulative earnings of the closed block is greater than the expected cumulative earnings of the closed block, the Company will pay the excess of the actual cumulative earnings of the closed block over the expected cumulative earnings to closed block policyholders as additional policyholder dividends unless offset by future unfavorable experience of the closed block and, accordingly, will recognize only the expected cumulative earnings in income with the excess recorded as a policyholder dividend obligation. If over such period, the actual cumulative earnings of the closed block is less than the expected cumulative earnings of the closed block, the Company will recognize only the actual earnings in income. However, the Company may

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of Metlife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

change policyholder dividend scales in the future, which would be intended to increase future actual earnings until the actual cumulative earnings equal the expected cumulative earnings.


     For the years ended December 31, 2005 and 2004, premiums, policyholder benefits and claims, and commission expenses include ceded related party transactions of $141 million, $48 million, and $550 million and $130 million, $25 million and $20 million.


     Closed block liabilities and assets designated to the closed block are as follows:

                                                                DECEMBER 31,
                                                              -----------------
                                                               2005      2004
                                                              -------   -------
                                                                (IN MILLIONS)
CLOSED BLOCK LIABILITIES
Future policy benefits......................................  $42,759   $42,348
Other policyholder funds....................................      257       258
Policyholder dividends payable..............................      693       690
Policyholder dividend obligation............................    1,607     2,243
Payables for collateral under securities loaned and other
  transactions..............................................    4,289     4,287
Other liabilities...........................................      200       199
                                                              -------   -------
     Total closed block liabilities.........................   49,805    50,025
                                                              -------   -------
ASSETS DESIGNATED TO THE CLOSED BLOCK
Investments:
  Fixed maturities available-for-sale, at fair value
     (amortized cost: $27,892 and $27,757, respectively)....   29,270    29,766
  Trading securities, at fair value (cost: $3 and $0,
     respectively)..........................................        3        --
  Equity securities available-for-sale, at fair value (cost:
     $1,180 and $898, respectively).........................    1,341       979
  Mortgage loans on real estate.............................    7,790     8,165
  Policy loans..............................................    4,148     4,067
  Short-term investments....................................       41       101
  Other invested assets.....................................      477       221
                                                              -------   -------
     Total investments......................................   43,070    43,299
Cash and cash equivalents...................................      512       325
Accrued investment income...................................      506       511
Deferred income taxes.......................................      902     1,002
Premiums and other receivables..............................      270       103
                                                              -------   -------
     Total assets designated to the closed block............   45,260    45,240
                                                              -------   -------
Excess of closed block liabilities over assets designated to
  the closed block..........................................    4,545     4,785
                                                              -------   -------

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of Metlife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                                DECEMBER 31,
                                                              -----------------
                                                               2005      2004
                                                              -------   -------
                                                                (IN MILLIONS)
Amounts included in accumulated other comprehensive income
  (loss):
  Net unrealized investment gains, net of deferred income
     tax of $554 and $752, respectively.....................      985     1,338
  Unrealized derivative gains (losses), net of deferred
     income tax benefit of ($17) and ($31), respectively....      (31)      (55)
  Allocated to policyholder dividend obligation, net of
     deferred income tax benefit of ($538) and ($763),
     respectively...........................................     (954)   (1,356)
                                                              -------   -------
     Total amounts included in accumulated other
      comprehensive income (loss)...........................       --       (73)
                                                              -------   -------
Maximum future earnings to be recognized from closed block
  assets and liabilities....................................  $ 4,545   $ 4,712
                                                              =======   =======

     Information regarding the policyholder dividend obligation is as follows:

                                                             YEARS ENDED DECEMBER 31,
                                                             ------------------------
                                                              2005     2004     2003
                                                             ------   ------   ------
                                                                  (IN MILLIONS)
Balance at beginning of year...............................  $2,243   $2,130   $1,882
Impact on revenues, net of expenses and income taxes.......      (9)     124       --
Change in unrealized investment and derivative gains
  (losses).................................................    (627)     (11)     248
                                                             ------   ------   ------
Balance at end of year.....................................  $1,607   $2,243   $2,130
                                                             ======   ======   ======

     Closed block revenues and expenses were as follows:

                                                             YEARS ENDED DECEMBER 31,
                                                             ------------------------
                                                              2005     2004     2003
                                                             ------   ------   ------
                                                                  (IN MILLIONS)
REVENUES
Premiums...................................................  $3,062   $3,156   $3,365
Net investment income and other revenues...................   2,382    2,504    2,554
Net investment gains (losses)..............................      10      (19)    (128)
                                                             ------   ------   ------
  Total revenues...........................................   5,454    5,641    5,791
                                                             ------   ------   ------
EXPENSES
Policyholder benefits and claims...........................   3,478    3,480    3,660
Policyholder dividends.....................................   1,465    1,458    1,509
Change in policyholder dividend obligation.................      (9)     124       --
Other expenses.............................................     263      275      297
                                                             ------   ------   ------
  Total expenses...........................................   5,197    5,337    5,466
                                                             ------   ------   ------
Revenues, net of expenses before income taxes..............     257      304      325
Income taxes...............................................      90      109      118
                                                             ------   ------   ------
Revenues, net of expenses and income taxes.................  $  167   $  195   $  207
                                                             ======   ======   ======

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of Metlife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The change in maximum future earnings of the closed block is as follows:

                                                             YEARS ENDED DECEMBER 31,
                                                             ------------------------
                                                              2005     2004     2003
                                                             ------   ------   ------
                                                                  (IN MILLIONS)
Balance at end of year.....................................  $4,545   $4,712   $4,907
Balance at beginning of year...............................   4,712    4,907    5,114
                                                             ------   ------   ------
Change during year.........................................  $ (167)  $ (195)  $ (207)
                                                             ======   ======   ======

     Metropolitan Life charges the closed block with federal income taxes, state and local premium taxes, and other additive state or local taxes, as well as investment management expenses relating to the closed block as provided in the plan of demutualization. Metropolitan Life also charges the closed block for expenses of maintaining the policies included in the closed block.

7.  DEBT

     At December 31, 2005 and 2004, debt outstanding is as follows:

                                       INTEREST RATES
                                   ----------------------                DECEMBER 31,
                                                 WEIGHTED               ---------------
                                      RANGE      AVERAGE    MATURITY     2005     2004
                                   -----------   --------   ---------   ------   ------
                                                                         (IN MILLIONS)
Surplus notes -- affiliated......     5.00%       5.00%       2007      $  800   $   --
Surplus notes....................  7.63%-7.88%    7.76%     2015-2025      696      946
Capital notes -- affiliated......     7.13%       7.13%     2032-2033      500      500
Junior subordinated debentures...     6.75%       6.75%       2065         399       --
Senior notes.....................  6.75%-7.25%    6.92%     2006-2011      300      300
Fixed rate notes.................  4.20%-6.32%    4.96%     2006-2010      102      106
Other notes with varying interest
  rates..........................  4.45%-5.89%    5.45%     2006-2012       93      133
Capital lease obligations........                                           71       65
                                                                        ------   ------
Total long-term debt.............                                        2,961    2,050
Total short-term debt............                                          453    1,445
                                                                        ------   ------
                                                                        $3,414   $3,495
                                                                        ======   ======

  LONG-TERM DEBT

     On December 8, 2005, RGA issued junior subordinated debentures with a face amount of $400 million. Interest is payable semi-annually at a fixed interest rate of 6.75% until December 15, 2015. Subsequent to December 15, 2015, interest on these debentures will accrue at an annual rate of 3-month LIBOR plus a margin equal to 266.5 basis points, payable quarterly until maturity in 2065.


     On December 22, 2005, the Company issued an $800 million, 5% surplus note to the Holding Company which matures on December 31, 2007.


     The Company repaid a $250 million, 7% surplus note which matured on November 1, 2005.

     The aggregate maturities of long-term debt as of December 31, 2005 for the next five years are $183 million in 2006, $837 million in 2007, $13 million in 2008, $8 million in 2009, $98 million in 2010 and $1,822 million thereafter.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of Metlife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


     Collateralized debt, which consists of capital lease obligations, ranks highest in priority; followed by unsecured senior debt which consist of senior notes, fixed rate notes, other notes with varying interest rates; followed by subordinated debt which consists of junior subordinated debentures; followed by surplus and capital notes. Payments of interest and principal on the Company's surplus notes may be made only with the prior approval of the insurance department of the state of domicile.


  SHORT-TERM DEBT

     At December 31, 2005 and 2004, the Company's short-term debt consisted of commercial paper with a weighted average interest rate of 3.3% and 2.3%, respectively. The debt was outstanding for an average of 47 days and 27 days at December 31, 2005 and 2004, respectively.

CREDIT FACILITIES AND LETTERS OF CREDIT

     The Company maintains committed and unsecured credit facilities aggregating $3.65 billion as of December 31, 2005. When drawn upon, these facilities bear interest at varying rates in accordance with the respective agreements. The facilities can be used for general corporate purposes and $3.0 billion of the facilities also serve as back-up lines of credit for the Company's commercial paper programs. The following table provides details on these facilities as of December 31, 2005:


                                                         COMPANY     METLIFE, INC.
                                                        LETTERS OF    LETTERS OF
                                                          CREDIT        CREDIT                    UNUSED
BORROWER(S)                    EXPIRATION    CAPACITY   ISSUANCES      ISSUANCES     DRAWDOWN   COMMITMENTS
-----------                    ----------    --------   ----------   -------------   --------   -----------
                                                             (IN MILLIONS)
MetLife, Inc., MetLife
  Funding, Inc. and
  Metropolitan Life
  Insurance Company........    April 2009     $1,500       $218          $156          $ --       $1,126
MetLife, Inc. and MetLife
  Funding, Inc.............    April 2010      1,500         --            --            --        1,500
Reinsurance Group of
  America, Incorporated....   January 2006        26         --            --            26           --
Reinsurance Group of
  America, Incorporated....     May 2007          26         --            --            26           --
Reinsurance Group of
  America, Incorporated....  September 2010      600        320            --            50          230
                                              ------       ----          ----          ----       ------
  Total....................                   $3,652       $538          $156          $102       $2,856
                                              ======       ====          ====          ====       ======



     At December 31, 2005 and 2004 the Company had outstanding $717 million and $584 million, respectively, in letters of credit from various banks, of which $538 million and $135 million, respectively were part of committed facilities. The Company's letters of credit outstanding at December 31, 2005 and 2004 all automatically renew for one year periods. Since commitments associated with letters of credit and financing arrangements may expire unused, these amounts do not necessarily reflect the Company's actual future cash funding requirements.


  OTHER

     Interest expense related to the Company's indebtedness included in other expenses was $189 million, $201 million and $265 million for the years ended December 31, 2005, 2004 and 2003, respectively.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of Metlife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

8. SHARES SUBJECT TO MANDATORY REDEMPTION AND COMPANY-OBLIGATED MANDATORILY REDEEMABLE SECURITIES OF SUBSIDIARY TRUSTS

     GenAmerica Capital I. In June 1997, GenAmerica Corporation ("GenAmerica") issued $125 million of 8.525% capital securities through a wholly-owned subsidiary trust, GenAmerica Capital I. GenAmerica has fully and unconditionally guaranteed, on a subordinated basis, the obligation of the trust under the capital securities and is obligated to mandatorily redeem the securities on June 30, 2027. GenAmerica may prepay the securities any time after June 30, 2007. Capital securities outstanding were $119 million, net of unamortized discounts of $6 million, at both December 31, 2005 and 2004. Interest expense on these instruments is included in other expenses and was $11 million for each of the years ended December 31, 2005, 2004 and 2003.

     RGA Capital Trust I. In December 2001, RGA, through its wholly-owned trust, RGA Capital Trust I (the "Trust"), issued 4,500,000 Preferred Income Equity Redeemable Securities ("PIERS") Units. Each PIERS unit consists of (i) a preferred security issued by the Trust, having a stated liquidation amount of $50 per unit, representing an undivided beneficial ownership interest in the assets of the Trust, which consist solely of junior subordinated debentures issued by RGA which have a principal amount at maturity of $50 and a stated maturity of March 18, 2051; and (ii) a warrant to purchase, at any time prior to December 15, 2050, 1.2508 shares of RGA stock at an exercise price of $50. The fair market value of the warrant on the issuance date was $14.87 and is detachable from the preferred security. RGA fully and unconditionally guarantees, on a subordinated basis, the obligations of the Trust under the preferred securities. The preferred securities and subordinated debentures were issued at a discount (original issue discount) to the face or liquidation value of $14.87 per security. The securities will accrete to their $50 face/liquidation value over the life of the security on a level yield basis. The weighted average effective interest rate on the preferred securities and the subordinated debentures is 8.25% per annum. Capital securities outstanding were $159 million, net of unamortized discounts of $66 million, at both December 31, 2005 and 2004.

9.  INCOME TAXES

     The provision for income taxes from continuing operations was as follows:

                                                               YEARS ENDED DECEMBER 31,
                                                              --------------------------
                                                                2005      2004     2003
                                                              --------   ------   ------
                                                                    (IN MILLIONS)
Current:
  Federal...................................................   $  576     $820     $321
  State and local...........................................       64       45       19
  Foreign...................................................       21        5        2
                                                               ------     ----     ----
                                                                  661      870      342
                                                               ------     ----     ----
Deferred:
  Federal...................................................      433       13      274
  State and local...........................................       11       (7)      27
  Foreign...................................................       --       --       --
                                                               ------     ----     ----
                                                                  444        6      301
                                                               ------     ----     ----
Provision for income taxes..................................   $1,105     $876     $643
                                                               ======     ====     ====

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of Metlife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Reconciliations of the income tax provision at the U.S. statutory rate to the provision for income taxes as reported for continuing operations were as follows:

                                                               YEARS ENDED DECEMBER 31,
                                                              --------------------------
                                                               2005      2004      2003
                                                              -------   -------   ------
                                                                    (IN MILLIONS)
Tax provision at U.S. statutory rate........................  $1,242    $1,084    $ 805
Tax effect of:
  Tax exempt investment income..............................     (84)      (69)    (101)
  State and local income taxes..............................      33        17       42
  Prior year taxes..........................................     (20)     (104)     (25)
  Foreign operations net of foreign income taxes............     (25)      (25)     (17)
  Other, net................................................     (41)      (27)     (61)
                                                              ------    ------    -----
Provision for income taxes..................................  $1,105    $  876    $ 643
                                                              ======    ======    =====

     The Company is under continuous examination by the Internal Revenue Service ("IRS") and other tax authorities in jurisdictions in which the Company has significant business operations. The income tax years under examination vary by jurisdiction. In 2004, the Company recorded an adjustment of $91 million for the settlement of all federal income tax issues relating to the IRS's audit of the Company's tax returns for the years 1997-1999. Such settlement is reflected in the 2004 tax expense as an adjustment to prior year taxes. The Company also received $22 million in interest on such settlement and incurred an $8 million tax expense on such settlement for a total impact to net income of $105 million. The current IRS examination covers the years 2000-2002 and the Company expects it to be completed in 2006. The Company regularly assesses the likelihood of additional assessments in each taxing jurisdiction resulting from current and subsequent years' examinations. Liabilities for income taxes have been established for future income tax assessments when it is probable there will be future assessments and the amount thereof can be reasonably estimated. Once established, liabilities for uncertain tax positions are adjusted only when there is more information available or when an event occurs necessitating a change to the liabilities. The Company believes that the resolution of income tax matters for open years will not have a material effect on its consolidated financial statements although the resolution of income tax matters could impact the Company's effective tax rate for a particular future period.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of Metlife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Deferred income taxes represent the tax effect of the differences between the book and tax basis of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following:

                                                                DECEMBER 31,
                                                              -----------------
                                                               2005      2004
                                                              -------   -------
                                                                (IN MILLIONS)
Deferred income tax assets:
  Policyholder liabilities and receivables..................  $ 2,477   $ 2,998
  Net operating losses......................................      574       216
  Capital loss carryforwards................................       59       108
  Tax credit carryover......................................      100        --
  Litigation related........................................       62        84
  Other.....................................................       42       124
                                                              -------   -------
                                                                3,314     3,530
  Less: Valuation allowance.................................        9        16
                                                              -------   -------
                                                                3,305     3,514
                                                              -------   -------
Deferred income tax liabilities:
  Investments...............................................    1,802     1,554
  Deferred policy acquisition costs.........................    3,134     3,095
  Net unrealized investment gains...........................    1,029     1,391
  Other.....................................................       69       145
                                                              -------   -------
                                                                6,034     6,185
                                                              -------   -------
Net deferred income tax liability...........................  $(2,729)  $(2,671)
                                                              =======   =======

     Domestic net operating loss carryforwards amount to $1,614 million at December 31, 2005 and will expire beginning in 2016. Foreign net operating loss carryforwards amount to $27 million at December 31, 2005 and were generated in various foreign countries with expiration periods of five years to infinity. Capital loss carryforwards amount to $168 million at December 31, 2005 and will expire beginning in 2006. Tax credit carryforwards amount to $100 million at December 31, 2005 and will expire beginning in 2006.

     The Company has recorded a valuation allowance related to tax benefits of certain foreign net operating loss carryforwards. The valuation allowance reflects management's assessment, based on available information, that it is more likely than not that the deferred income tax asset for certain foreign net operating loss carryforwards will not be realized. The tax benefit will be recognized when management believes that it is more likely than not that these deferred income tax assets are realizable. In 2005, the Company's $7 million reduction in the deferred income tax valuation allowance resulted from the sale of the subsidiary to which the foreign net operating loss carryforwards and valuation allowance resulted.

10.  CONTINGENCIES, COMMITMENTS, AND GUARANTEES

CONTINGENCIES

  LITIGATION

     The Company is a defendant in a large number of litigation matters. In some of the matters, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Modern pleading practice in the United States permits considerable variation in the assertion of monetary damages or other relief.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of Metlife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

Jurisdictions may permit claimants not to specify the monetary damages sought or may permit claimants to state only that the amount sought is sufficient to invoke the jurisdiction of the trial court. In addition, jurisdictions may permit plaintiffs to allege monetary damages in amounts well exceeding reasonably possible verdicts in the jurisdiction for similar matters. This variability in pleadings, together with the actual experience of the Company in litigating or resolving through settlement numerous claims over an extended period of time, demonstrate to management that the monetary relief which may be specified in a lawsuit or claim bears little relevance to its merits or disposition value. Thus, unless stated below, the specific monetary relief sought is not noted.

     Due to the vagaries of litigation, the outcome of a litigation matter and the amount or range of potential loss at particular points in time may normally be inherently impossible to ascertain with any degree of certainty. Inherent uncertainties can include how fact finders will view individually and in their totality documentary evidence, the credibility and effectiveness of witnesses' testimony, and how trial and appellate courts will apply the law in the context of the pleadings or evidence presented, whether by motion practice, or at trial or on appeal. Disposition valuations are also subject to the uncertainty of how opposing parties and their counsel will themselves view the relevant evidence and applicable law.

     On a quarterly and yearly basis, the Company reviews relevant information with respect to liabilities for litigation and contingencies to be reflected in the Company's consolidated financial statements. The review includes senior legal and financial personnel. Unless stated below, estimates of possible additional losses or ranges of loss for particular matters cannot in the ordinary course be made with a reasonable degree of certainty. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. Liabilities have been established for a number of the matters noted below. It is possible that some of the matters could require the Company to pay damages or make other expenditures or establish accruals in amounts that could not be estimated as of December 31, 2005.

  Sales Practices Claims

     Over the past several years, Metropolitan Life, New England Mutual Life Insurance Company ("New England Mutual") and General American have faced numerous claims, including class action lawsuits, alleging improper marketing and sales of individual life insurance policies or annuities. These lawsuits generally are referred to as "sales practices claims."

     In December 1999, a federal court approved a settlement resolving sales practices claims on behalf of a class of owners of permanent life insurance policies and annuity contracts or certificates issued pursuant to individual sales in the United States by Metropolitan Life, MIAC or MTL between January 1, 1982 and December 31, 1997.

     Similar sales practices class actions against New England Mutual, with which Metropolitan Life merged in 1996, and General American, which was acquired in 2000, have been settled. In October 2000, a federal court approved a settlement resolving sales practices claims on behalf of a class of owners of permanent life insurance policies issued by New England Mutual between January 1, 1983 through August 31, 1996. A federal court has approved a settlement resolving sales practices claims on behalf of a class of owners of permanent life insurance policies issued by General American between January 1, 1982 through December 31, 1996. An appellate court has affirmed the order approving the settlement.

     Certain class members have opted out of the class action settlements noted above and have brought or continued non-class action sales practices lawsuits. In addition, other sales practices lawsuits, including lawsuits or other proceedings relating to the sale of mutual funds and other products, have been brought. As of December 31, 2005, there are approximately 338 sales practices litigation matters pending against Metropolitan Life; approximately 45 sales practices litigation matters pending against New England Mutual, New

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of Metlife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

England Life Insurance Company ("NELICO"), and New England Securities Corporation (collectively, "New England") and approximately 34 sales practices litigation matters pending against General American. Metropolitan Life, New England, and General American continue to defend themselves vigorously against these litigation matters. Some individual sales practices claims have been resolved through settlement, won by dispositive motions, or, in a few instances, have gone to trial. Most of the current cases seek substantial damages, including in some cases punitive and treble damages and attorneys' fees. Additional litigation relating to the Company's marketing and sales of individual life insurance, mutual funds and other products may be commenced in the future.

     The Metropolitan Life class action settlement did not resolve two putative class actions involving sales practices claims filed against Metropolitan Life in Canada, and these actions remain pending.

     The Company believes adequate provision has been made in its consolidated financial statements for all probable and reasonably estimable losses for sales practices claims against Metropolitan Life, New England and General American.

     Regulatory authorities in a small number of states have had investigations or inquiries relating to Metropolitan Life's, New England's and General American's sales of individual life insurance policies or annuities or other products. Over the past several years, these and a number of investigations by other regulatory authorities were resolved for monetary payments and certain other relief. The Company may continue to resolve investigations in a similar manner.

  Asbestos-Related Claims

     Metropolitan Life is also a defendant in thousands of lawsuits seeking compensatory and punitive damages for personal injuries allegedly caused by exposure to asbestos or asbestos-containing products. Metropolitan Life has never engaged in the business of manufacturing, producing, distributing or selling asbestos or asbestos-containing products nor has Metropolitan Life issued liability or workers' compensation insurance to companies in the business of manufacturing, producing, distributing or selling asbestos or asbestos-containing products. Rather, these lawsuits principally have been based upon allegations relating to certain research, publication and other activities of one or more of Metropolitan Life's employees during the period from the 1920's through approximately the 1950's and have alleged that Metropolitan Life learned or should have learned of certain health risks posed by asbestos and, among other things, improperly publicized or failed to disclose those health risks. Metropolitan Life believes that it should not have legal liability in such cases.

     Legal theories asserted against Metropolitan Life have included negligence, intentional tort claims and conspiracy claims concerning the health risks associated with asbestos. Although Metropolitan Life believes it has meritorious defenses to these claims, and has not suffered any adverse monetary judgments in respect of these claims, due to the risks and expenses of litigation, almost all past cases have been resolved by settlements. Metropolitan Life's defenses (beyond denial of certain factual allegations) to plaintiffs' claims include that: (i) Metropolitan Life owed no duty to the plaintiffs -- it had no special relationship with the plaintiffs and did not manufacture, produce, distribute or sell the asbestos products that allegedly injured plaintiffs; (ii) plaintiffs cannot demonstrate justifiable detrimental reliance; and (iii) plaintiffs cannot demonstrate proximate causation. In defending asbestos cases, Metropolitan Life selects various strategies depending upon the jurisdictions in which such cases are brought and other factors which, in Metropolitan Life's judgment, best protect Metropolitan Life's interests. Strategies include seeking to settle or compromise claims, motions challenging the legal or factual basis for such claims or defending on the merits at trial. Since 2002, trial courts in California, Utah, Georgia, New York, Texas, and Ohio granted motions dismissing claims against Metropolitan Life on some or all of the above grounds. Other courts have denied motions brought by Metropolitan Life to dismiss cases without the necessity of trial. There can be no assurance that Metropolitan

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of Metlife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

Life will receive favorable decisions on motions in the future. Metropolitan Life intends to continue to exercise its best judgment regarding settlement or defense of such cases, including when trials of these cases are appropriate.

     Metropolitan Life continues to study its claims experience, review external literature regarding asbestos claims experience in the United States and consider numerous variables that can affect its asbestos liability exposure, including bankruptcies of other companies involved in asbestos litigation and legislative and judicial developments, to identify trends and to assess their impact on the recorded asbestos liability.

     Bankruptcies of other companies involved in asbestos litigation, as well as advertising by plaintiffs' asbestos lawyers, may be resulting in an increase in the cost of resolving claims and could result in an increase in the number of trials and possible adverse verdicts Metropolitan Life may experience. Plaintiffs are seeking additional funds from defendants, including Metropolitan Life, in light of such bankruptcies by certain other defendants. In addition, publicity regarding legislative reform efforts may result in an increase or decrease in the number of claims.

     Metropolitan Life previously reported that it had received approximately 23,500 asbestos-related claims in 2004. In the context of reviewing in the third quarter of 2005 certain pleadings received in 2004, it was determined that there was a small undercount of Metropolitan Life's asbestos-related claims in 2004. Accordingly, Metropolitan Life now reports that it received approximately 23,900 asbestos-related claims in 2004. The total number of asbestos personal injury claims pending against Metropolitan Life as of the dates indicated, the number of new claims during the years ended on those dates and the total settlement payments made to resolve asbestos personal injury claims during those years are set forth in the following table:

                                                         AT OR FOR THE YEARS ENDED
                                                                DECEMBER 31,
                                                       ------------------------------
                                                         2005       2004       2003
                                                       --------   --------   --------
                                                           (DOLLARS IN MILLIONS)
Asbestos personal injury claims at year end
  (approximate)......................................   100,250    108,000    111,700
Number of new claims during the year (approximate)...    18,500     23,900     58,750
Settlement payments during the year(1)...............  $   74.3   $   85.5   $   84.2

---------------

(1) Settlement payments represent payments made by Metropolitan Life during the year in connection with settlements made in that year and in prior years. Amounts do not include Metropolitan Life's attorneys' fees and expenses and do not reflect amounts received from insurance carriers.

     The Company believes adequate provision has been made in its consolidated financial statements for all probable and reasonably estimable losses for asbestos-related claims. The ability of Metropolitan Life to estimate its ultimate asbestos exposure is subject to considerable uncertainty due to numerous factors. The availability of data is limited and it is difficult to predict with any certainty numerous variables that can affect liability estimates, including the number of future claims, the cost to resolve claims, the disease mix and severity of disease, the jurisdiction of claims filed, tort reform efforts and the impact of any possible future adverse verdicts and their amounts.

     The number of asbestos cases that may be brought or the aggregate amount of any liability that Metropolitan Life may ultimately incur is uncertain. Accordingly, it is reasonably possible that the Company's total exposure to asbestos claims may be greater than the liability recorded by the Company in its consolidated financial statements and that future charges to income may be necessary. While the potential future charges could be material in particular quarterly or annual periods in which they are recorded, based on information currently known by management, management does not believe any such charges are likely to have a material adverse effect on the Company's consolidated financial position.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of Metlife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Metropolitan Life increased its recorded liability for asbestos-related claims by $402 million from approximately $820 million to $1,225 million at December 31, 2002. This total recorded asbestos-related liability (after the self-insured retention) was within the coverage of the excess insurance policies discussed below. Metropolitan Life regularly reevaluates its exposure from asbestos litigation and has updated its liability analysis for asbestos-related claims through December 31, 2005.

     During 1998, Metropolitan Life paid $878 million in premiums for excess insurance policies for asbestos-related claims. The excess insurance policies for asbestos-related claims provide for recovery of losses up to $1,500 million, which is in excess of a $400 million self-insured retention. The asbestos-related policies are also subject to annual and per-claim sublimits. Amounts are recoverable under the policies annually with respect to claims paid during the prior calendar year. Although amounts paid by Metropolitan Life in any given year that may be recoverable in the next calendar year under the policies will be reflected as a reduction in the Company's operating cash flows for the year in which they are paid, management believes that the payments will not have a material adverse effect on the Company's liquidity.

     Each asbestos-related policy contains an experience fund and a reference fund that provides for payments to Metropolitan Life at the commutation date if the reference fund is greater than zero at commutation or pro rata reductions from time to time in the loss reimbursements to Metropolitan Life if the cumulative return on the reference fund is less than the return specified in the experience fund. The return in the reference fund is tied to performance of the Standard & Poor's 500 Index and the Lehman Brothers Aggregate Bond Index. A claim with respect to the prior year was made under the excess insurance policies in 2003, 2004 and 2005 for the amounts paid with respect to asbestos litigation in excess of the retention. As the performance of the indices impacts the return in the reference fund, it is possible that loss reimbursements to the Company and the recoverable with respect to later periods may be less than the amount of the recorded losses. Such foregone loss reimbursements may be recovered upon commutation depending upon future performance of the reference fund. If at some point in the future, the Company believes the liability for probable and reasonably estimable losses for asbestos-related claims should be increased, an expense would be recorded and the insurance recoverable would be adjusted subject to the terms, conditions and limits of the excess insurance policies. Portions of the change in the insurance recoverable would be recorded as a deferred gain and amortized into income over the estimated remaining settlement period of the insurance policies. The foregone loss reimbursements were approximately $8.3 million with respect to 2002 claims, $15.5 million with respect to 2003 claims and $15.1 million with respect to 2004 claims and estimated as of December 31, 2005, to be approximately $45.4 million in the aggregate, including future years.

  Demutualization Actions

     Several lawsuits were brought in 2000 challenging the fairness of Metropolitan Life's plan of reorganization, as amended (the "plan") and the adequacy and accuracy of Metropolitan Life's disclosure to policyholders regarding the plan. These actions named as defendants some or all of Metropolitan Life, the Holding Company, the individual directors, the New York Superintendent of Insurance (the "Superintendent") and the underwriters for MetLife, Inc.'s initial public offering, Goldman Sachs & Company and Credit Suisse First Boston. In 2003, a trial court within the commercial part of the New York State court granted the defendants' motions to dismiss two purported class actions. In 2004, the appellate court modified the trial court's order by reinstating certain claims against Metropolitan Life, the Holding Company and the individual directors. Plaintiffs in these actions have filed a consolidated amended complaint. Plaintiffs' motion to certify a litigation class is pending. Another purported class action filed in New York State court in Kings County has been consolidated with this action. The plaintiffs in the state court class actions seek compensatory relief and punitive damages. Five persons brought a proceeding under Article 78 of New York's Civil Practice Law and Rules challenging the Opinion and Decision of the Superintendent who approved the plan. In this proceeding, petitioners sought to vacate the Superintendent's Opinion and Decision and enjoin him from granting final

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of Metlife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

approval of the plan. On November 10, 2005, the trial court granted respondents' motions to dismiss this proceeding. Petitioners have filed a notice of appeal. In a class action against Metropolitan Life and the Holding Company pending in the United States District Court for the Eastern District of New York, plaintiffs served a second consolidated amended complaint in 2004. In this action, plaintiffs assert violations of the Securities Act of 1933 and the Securities Exchange Act of 1934 in connection with the plan, claiming that the Policyholder Information Booklets failed to disclose certain material facts and contained certain material misstatements. They seek rescission and compensatory damages. On June 22, 2004, the court denied the defendants' motion to dismiss the claim of violation of the Securities Exchange Act of 1934. The court had previously denied defendants' motion to dismiss the claim for violation of the Securities Act of 1933. In 2004, the court reaffirmed its earlier decision denying defendants' motion for summary judgment as premature. On July 19, 2005, this federal trial court certified a class action against Metropolitan Life and the Holding Company. Metropolitan Life and the Holding Company have filed a petition seeking permission for an interlocutory appeal from this order. On or about March 29, 2006, the United States Court of Appeals for the Second Circuit denied the petition. Metropolitan Life, the Holding Company and the individual defendants believe they have meritorious defenses to the plaintiffs' claims and are contesting vigorously all of the plaintiffs' claims in these actions.

     In 2001, a lawsuit was filed in the Superior Court of Justice, Ontario, Canada on behalf of a proposed class of certain former Canadian policyholders against the Holding Company, Metropolitan Life, and Metropolitan Life Insurance Company of Canada. Plaintiffs' allegations concern the way that their policies were treated in connection with the demutualization of Metropolitan Life; they seek damages, declarations, and other non-pecuniary relief. The defendants believe they have meritorious defenses to the plaintiffs' claims and will contest vigorously all of plaintiffs' claims in this matter.

     On April 30, 2004, a lawsuit was filed in New York state court in New York County against the Holding Company and Metropolitan Life on behalf of a proposed class comprised of the settlement class in the Metropolitan Life sales practices class action settlement approved in December 1999 by the United States District Court for the Western District of Pennsylvania. In their amended complaint, plaintiffs challenged the treatment of the cost of the sales practices settlement in the demutualization of Metropolitan Life and asserted claims of breach of fiduciary duty, common law fraud, and unjust enrichment. In an order dated July 13, 2005, the court granted the defendants' motion to dismiss the action and the plaintiffs have filed a notice of appeal.

  Other

     A putative class action lawsuit which commenced in October 2000 is pending in the United States District Court for the District of Columbia, in which plaintiffs allege that they were denied certain ad hoc pension increases awarded to retirees under the Metropolitan Life retirement plan. The ad hoc pension increases were awarded only to retirees (i.e., individuals who were entitled to an immediate retirement benefit upon their termination of employment) and not available to individuals like these plaintiffs whose employment, or whose spouses' employment, had terminated before they became eligible for an immediate retirement benefit. The plaintiffs seek to represent a class consisting of former Metropolitan Life employees, or their surviving spouses, who are receiving deferred vested annuity payments under the retirement plan and who were allegedly eligible to receive the ad hoc pension increases. In September 2005, Metropolitan Life's motion for summary judgment was granted. Plaintiffs have moved for reconsideration.

     On February 21, 2006, the SEC and New England Securities Corporation ("NES"), a subsidiary of NELICO, resolved a formal investigation of NES that arose in response to NES informing the SEC that certain systems and controls relating to one NES advisory program were not operating effectively. NES previously provided restitution to the affected clients and the settlement includes additional client payments to be made by NES in the total amount of approximately $2,615,000. No penalties were imposed.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of Metlife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Prior to filing MetLife, Inc's June 30, 2003 Form 10-Q, MetLife, Inc. announced a $31 million after-tax charge related to New England Financial. MetLife notified the SEC about the nature of this charge prior to its announcement. The SEC opened a formal investigation of the matter and, in December 2004, NELICO received a Wells Notice in connection with the SEC investigation. The staff of the SEC has notified NELICO that no enforcement action has been recommended against NELICO.

     In May 2003, the American Dental Association and three individual providers sued the Holding Company and/or its subsidiaries and Cigna in a purported class action lawsuit brought in a Florida federal district court. The plaintiffs purport to represent a nationwide class of in-network providers who allege that their claims are being wrongfully reduced by downcoding, bundling, and the improper use and programming of software. The complaint alleges federal racketeering and various state law theories of liability. The Holding Company and/or its subsidiaries are vigorously defending the matter. The district court has granted in part and denied in part the defendant's motion to dismiss. The Holding Company and/or its subsidiaries has filed another motion to dismiss. The court has issued a tag-along order, related to a medical managed care trial, which will stay the lawsuit indefinitely.

     In a lawsuit commenced in June 1998, a New York state court granted in 2004 plaintiffs' motion to certify a litigation class of owners of certain participating life insurance policies and a sub-class of New York owners of such policies in an action asserting that Metropolitan Life breached their policies and violated New York's General Business Law in the manner in which it allocated investment income across lines of business during a period ending with the 2000 demutualization. Plaintiffs sought compensatory damages. In January 2006, the appellate court reversed the class certification order. On November 23, 2005, the trial court issued a Memorandum Decision granting Metropolitan Life's motion for summary judgment. Plaintiffs have filed a notice of appeal of the trial's court's decision.

     Regulatory bodies have contacted the Company and have requested information relating to market timing and late trading of mutual funds and variable insurance products and, generally, the marketing of products. The Company believes that many of these inquiries are similar to those made to many financial services companies as part of industry-wide investigations by various regulatory agencies. The SEC has commenced an investigation with respect to market timing and late trading in a limited number of privately-placed variable insurance contracts that were sold through General American. As previously reported, in May 2004, General American received a Wells Notice stating that the SEC staff is considering recommending that the SEC bring a civil action alleging violations of the U.S. securities laws against General American. Under the SEC procedures, General American can avail itself of the opportunity to respond to the SEC staff before it makes a formal recommendation regarding whether any action alleging violations of the U.S. securities laws should be considered. General American has responded to the Wells Notice. The Company is fully cooperating with regard to these information requests and investigations. The Company at the present time is not aware of any systemic problems with respect to such matters that may have a material adverse effect on the Company's consolidated financial position.

     On April 10, 2006, the SEC and Metropolitan Life resolved a formal investigation of Metropolitan Life relating to certain sales by a former Company sales representative to the Sheriff's Department of Fulton County, Georgia. Metropolitan Life previously provided partial restitution to the Fulton County Sheriff's office, and the settlement includes a payment to the SEC of a $250,000 fine.

     The Holding Company and/or affiliates has received a number of subpoenas and other requests from the Office of the Attorney General of the State of New York seeking, among other things, information regarding and relating to compensation agreements between insurance brokers and the Holding Company and/or affiliates, whether the Holding Company and/or affiliates has provided or is aware of the provision of "fictitious" or "inflated" quotes, and information regarding tying arrangements with respect to reinsurance. Based upon an internal review, the Attorney General for the State of New York was advised that the Holding

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of Metlife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

Company and/or affiliates was not aware of any instance in which the Holding Company and/or affiliates had provided a "fictitious" or "inflated" quote. The Holding Company and/or affiliates also has received subpoenas, including sets of interrogatories, from the Office of the Attorney General of the State of Connecticut seeking information and documents including contingent commission payments to brokers and the Holding Company and/or affiliates' awareness of any "sham" bids for business. The Holding Company and/or affiliates also has received a Civil Investigative Demand from the Office of the Attorney General for the State of Massachusetts seeking information and documents concerning bids and quotes that were submitted to potential customers in Massachusetts, the identity of agents, brokers, and producers to whom were submitted such bids or quotes, and communications with a certain broker. The Holding Company and/or affiliates has received two subpoenas from the District Attorney of the County of San Diego, California. The subpoenas seek numerous documents including incentive agreements entered into with brokers. The Florida Department of Financial Services and the Florida Office of Insurance Regulation also have served subpoenas on the Holding Company and/or affiliates asking for answers to interrogatories and document requests concerning topics that include compensation paid to intermediaries. The Office of the Attorney General for the State of Florida has also served a subpoena on the Holding Company and/or affiliates seeking, among other things, copies of materials produced in response to the subpoenas discussed above. The Holding Company and/or affiliates has received a subpoena from the Office of the U.S. Attorney for the Southern District of California asking for documents regarding the insurance broker, Universal Life Resources. The Insurance Commissioner of Oklahoma has served a subpoena, including a set of interrogatories, on the Holding Company and/or affiliates seeking, among other things, documents and information concerning the compensation of insurance producers for insurance covering Oklahoma entities and persons. The Ohio Department of Insurance has requested documents regarding a broker and certain Ohio public entity groups. The Holding Company and/or affiliates continues to cooperate fully with these inquiries and is responding to the subpoenas and other requests. The Holding Company and/or affiliates are continuing to conduct an internal review of its commission payment practices.

     Approximately sixteen broker-related lawsuits in which the Holding Company and/or affiliates was named as a defendant were filed. Voluntary dismissals and consolidations have reduced the number of pending actions to four. In one of these, the California Insurance Commissioner is suing in California state court Metropolitan Life, Paragon Life Insurance Company and other companies alleging that the defendants violated certain provisions of the California Insurance Code. Another of these actions is pending in a multi-district proceeding established in the federal district court in the District of New Jersey. In this proceeding, plaintiffs have filed an amended class action complaint consolidating the claims from separate actions that had been filed in or transferred to the District of New Jersey. The consolidated amended complaint alleges that the Holding Company, Metropolitan Life, several other insurance companies and several insurance brokers violated RICO, ERISA, and antitrust laws and committed other misconduct in the context of providing insurance to employee benefit plans and to persons who participate in such employee benefit plans. Plaintiffs seek to represent classes of employers that established employee benefit plans and persons who participated in such employee benefit plans. A motion for class certification has been filed. Plaintiffs in several other actions have voluntarily dismissed their claims. The Holding Company and/or affiliates intends to vigorously defend these cases.

     In addition to those discussed above, regulators and others have made a number of inquiries of the insurance industry regarding industry brokerage practices and related matters and other inquiries may begin. It is reasonably possible that the Holding Company and/or affiliates will receive additional subpoenas, interrogatories, requests and lawsuits. The Holding Company and/or affiliates will fully cooperate with all regulatory inquiries and intends to vigorously defend all lawsuits.

     The Holding Company has received a subpoena from the Connecticut Attorney General requesting information regarding its participation in any finite reinsurance transactions. The Holding Company and/or

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of Metlife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

affiliates has also received information requests relating to finite insurance or reinsurance from other regulatory and governmental authorities. The Holding Company and/or affiliates believe it has appropriately accounted for its transactions of this type and intends to cooperate fully with these information requests. The Company believes that a number of other industry participants have received similar requests from various regulatory and governmental authorities. It is reasonably possible that Holding Company and/or affiliates may receive additional requests. The Holding Company and any such affiliates will fully cooperate with all such requests.

     The NASD staff notified NES that it has made a preliminary determination to file charges of violations of the NASD's and the SEC's rules. The pending investigation was initiated after NES and certain affiliates reported to the NASD that a limited number of mutual fund transactions processed by firm representatives and at the firms' consolidated trading desk, during the period April through December 2003, had been received from customers after 4:00 p.m., Eastern time, and received the same day's net asset value. The potential charges of violations of the NASD's and the SEC's rules relate to the processing of transactions received after 4:00 p.m., the firms' maintenance of books and records, supervisory procedures and responses to the NASD's information requests. Under the NASD's procedures, the firm has submitted a response to the NASD staff. The NASD staff has not made a formal recommendation regarding whether any action alleging violations of the rules should be filed. NES continues to cooperate fully with the NASD.

     In February 2006, the Company learned that the SEC commenced a formal investigation of NES in connection with the suitability of its sales of various universal life insurance policies. The Company believes that others in the insurance industry are the subject of similar investigations by the SEC. NES is cooperating fully with the SEC.

     Metropolitan Life also has been named as a defendant in a number of silicosis, welding and mixed dust cases in various states. The Company intends to defend itself vigorously against these cases.

     Various litigation, including purported or certified class actions, and various claims and assessments against the Company, in addition to those discussed above and those otherwise provided for in the Company's consolidated financial statements, have arisen in the course of the Company's business, including, but not limited to, in connection with its activities as an insurer, employer, investor, investment advisor and taxpayer. Further, state insurance regulatory authorities and other federal and state authorities regularly make inquiries and conduct investigations concerning the Company's compliance with applicable insurance and other laws and regulations.

  Summary

     It is not feasible to predict or determine the ultimate outcome of all pending investigations and legal proceedings or provide reasonable ranges of potential losses, except as noted above in connection with specific matters. In some of the matters referred to above, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Although in light of these considerations it is possible that an adverse outcome in certain cases could have a material adverse effect upon the Company's consolidated financial position, based on information currently known by the Company's management, in its opinion, the outcomes of such pending investigations and legal proceedings are not likely to have such an effect. However, given the large and/or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company's consolidated net income or cash flows in particular quarterly or annual periods.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of Metlife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  INSOLVENCY ASSESSMENTS

     Most of the jurisdictions in which the Company is admitted to transact business require life insurers doing business within the jurisdiction to participate in guaranty associations, which are organized to pay contractual benefits owed pursuant to insurance policies issued by impaired, insolvent or failed life insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer engaged. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets. Assessments levied against the Company were $1 million for the year ended December 31, 2005. There were no assessments levied against the Company for the years ended December 31, 2004 and 2003. The Company maintained a liability of $48 million, and a related asset for premium tax offsets of $34 million, at December 31, 2005 for undiscounted future assessments in respect of currently impaired, insolvent or failed insurers.

  IMPACT OF HURRICANES

     On August 29, 2005, Hurricane Katrina made landfall in the states of Louisiana, Mississippi and Alabama causing catastrophic damage to these coastal regions. As of December 31, 2005, the Institutional segment recorded net losses of $14 million, net of income taxes and reinsurance recoverables related to the catastrophe.

     Additional hurricane-related losses may be recorded in future periods as claims are received from insureds. Based on information currently known by management, it does not believe that additional claim losses resulting from the hurricane will have a material adverse impact on the Company's consolidated financial statements.

COMMITMENTS

  LEASES

     In accordance with industry practice, certain of the Company's income from lease agreements with retail tenants is contingent upon the level of the tenants' sales revenues. Additionally, the Company, as lessee, has entered into various lease and sublease agreements for office space, data processing and other equipment. Future minimum rental and sublease income, and minimum gross rental payments relating to these lease agreements were as follows:

                                                            RENTAL   SUBLEASE    RENTAL
                                                            INCOME    INCOME    PAYMENTS
                                                            ------   --------   --------
                                                                   (IN MILLIONS)
2006......................................................   $418      $18        $174
2007......................................................   $376      $14        $152
2008......................................................   $309      $11        $122
2009......................................................   $251      $ 5        $101
2010......................................................   $199      $ 4        $ 86
Thereafter................................................   $595      $10        $485

  COMMITMENTS TO FUND PARTNERSHIP INVESTMENTS

     The Company makes commitments to fund partnership investments in the normal course of business. The amounts of these unfunded commitments were $1,956 million and $1,320 million at December 31, 2005

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of Metlife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

and 2004, respectively. The Company anticipates that these amounts will be invested in partnerships over the next five years.

  MORTGAGE LOAN COMMITMENTS

     The Company commits to lend funds under mortgage loan commitments. The amounts of these mortgage loan commitments were $2,603 million and $1,161 million at December 31, 2005 and 2004, respectively.

  OTHER COMMITMENTS


     On December 12, 2005, RGA repurchased 1.6 million shares of its outstanding common stock at an aggregate price of approximately $76 million under an accelerated share repurchase agreement with a major bank. The bank borrowed the stock sold to RGA from third parties and is purchasing the shares in the open market over the subsequent few months to return to the lenders. RGA will either pay or receive an amount based on the actual amount paid by the bank to purchase the shares. These repurchases resulted in an increase in the Company's ownership percentage of RGA to approximately 53% at December 31, 2005 from approximately 52% at December 31, 2004. In February 2006, the final purchase price was determined resulting in a cash settlement substantially equal to the aggregate cost. RGA recorded the initial repurchase of shares as treasury stock and recorded the amount received as an adjustment to the cost of the treasury stock.


GUARANTEES

     In the course of its business, the Company has provided certain indemnities, guarantees and commitments to third parties pursuant to which it may be required to make payments now or in the future. In the context of acquisition, disposition, investment and other transactions, the Company has provided indemnities and guarantees, including those related to tax, environmental and other specific liabilities, and other indemnities and guarantees that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. In addition, in the normal course of business, the Company provides indemnifications to counterparties in contracts with triggers similar to the foregoing, as well as for certain other liabilities, such as third party lawsuits. These obligations are often subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. In some cases, the maximum potential obligation under the indemnities and guarantees is subject to a contractual limitation ranging from less than $1 million to $1.7 billion, with a cumulative maximum of $3.1 billion, while in other cases such limitations are not specified or applicable. Since certain of these obligations are not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount due under these guarantees in the future.

     In addition, the Company indemnifies its directors and officers as provided in its charters and by-laws. Also, the Company indemnifies other of its agents for liabilities incurred as a result of their representation of the Company's interests. Since these indemnities are generally not subject to limitation with respect to duration or amount, the Company does not believe that it is possible to determine the maximum potential amount due under these indemnities in the future.

     In the first quarter of 2005, the Company recorded a liability of $4 million with respect to indemnities provided in connection with a certain disposition. The approximate term for this liability is 18 months. The maximum potential amount of future payments the Company could be required to pay under these indemnities is approximately $500 million. Due to the uncertainty in assessing changes to the liability over the term, the liability on the Company's consolidated balance sheets will remain until either expiration or settlement of the guarantee unless evidence clearly indicates that the estimates should be revised. The Company's recorded liabilities at December 31, 2005 for indemnities, guarantees and commitments were

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of Metlife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

$4 million. The Company had no liability at December 31, 2004 for indemnities, guarantees and commitments.

     In connection with RSATs, the Company writes credit default swap obligations requiring payment of principal due in exchange for the reference credit obligation, depending on the nature or occurrence of specified credit events for the referenced entities. In the event of a specified credit event, the Company's maximum amount at risk, assuming the value of the referenced credits becomes worthless, is $444 million at December 31, 2005. The credit default swaps expire at various times during the next six years.

11.  EMPLOYEE BENEFIT PLANS

  PENSION AND OTHER POSTRETIREMENT BENEFIT PLANS

     The Company has both qualified and non-qualified defined benefit pension plans that together cover eligible employees and sales representatives of the Company. The Company is both the sponsor and administrator of the Metropolitan Life Retirement Plan for United States Employees and the Metropolitan Life Auxiliary Plan, (collectively "the Plans"). The Plans cover eligible employees and retirees of the sponsor and its participating affiliates. Participating affiliates have no legal obligation for benefits under the Plans; however, participating affiliates are allocated a proportionate share of net expense related to the Plans. The Company's proportionate share of net expense related to the Plans was $134 million or 95%. Other defined benefit pension plans are sponsored and administered by subsidiaries of the Company and the related expense is immaterial to the Company. Retirement benefits under the plans are based upon years of credited service and final average or career average earnings history.

     The Company also provides certain postemployment benefits and certain postretirement medical and life insurance benefits for retired employees through insurance contracts. The Company is both the sponsor and administrator of the Postretirement Health and Life Plan, ("the Postretirement Plan"). The Postretirement Plan covers eligible employees and retirees of the sponsor and its participating affiliates who were hired prior to 2003 (or, in certain cases, rehired during or after 2003). Participating affiliates have no legal obligation for benefits under the Postretirement Plan; however, participating affiliates are allocated a proportionate share of net expense related to the Postretirement Plan. The Company's proportionate share of net expense related to the Postretirement Plan was $60 million or 87% for the year ended December 31, 2005. Other postretirement plans are sponsored and administered by subsidiaries of the Company and the related expense is immaterial to the Company. Substantially all of the employees of the Company and its participating affiliates may, in accordance with the plans applicable to the postretirement benefits, become eligible for these benefits if they attain retirement age, with sufficient service, while working for the Company or its participating affiliates.

     A December 31 measurement date is used for all of the defined benefit pension and other postretirement benefit plans.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of Metlife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  OBLIGATIONS, FUNDED STATUS AND NET PERIODIC BENEFIT COSTS

                                                                  DECEMBER 31,
                                                    ----------------------------------------
                                                                        OTHER POSTRETIREMENT
                                                    PENSION BENEFITS          BENEFITS
                                                    -----------------   --------------------
                                                     2005      2004       2005        2004
                                                    -------   -------   ---------   --------
                                                                 (IN MILLIONS)
Change in projected benefit obligation:
Projected benefit obligation at beginning of
  year............................................  $5,481    $5,233     $ 1,962     $2,078
  Service cost....................................     141       128          36         31
  Interest cost...................................     315       308         120        118
  Plan participants' contributions................      --        --          28         25
  Acquisitions and divestitures...................      --        (3)          1         --
  Actuarial losses (gains)........................      90       143         168       (139)
  Change in benefits..............................      --        --           3          2
  Benefits paid...................................    (310)     (328)       (158)      (153)
                                                    ------    ------     -------     ------
Projected benefit obligation at end of year.......   5,717     5,481       2,160      1,962
                                                    ------    ------     -------     ------
Change in plan assets:
Contract value of plan assets at beginning of
  year............................................   5,351     4,690       1,059      1,001
  Actual return on plan assets....................     397       410          61         95
  Acquisitions and divestitures...................      --        (3)         --         --
  Employer contribution...........................       3       524           1          1
  Benefits paid...................................    (280)     (270)        (30)       (38)
                                                    ------    ------     -------     ------
Fair value of plan assets at end of year..........   5,471     5,351       1,091      1,059
                                                    ------    ------     -------     ------
Underfunded.......................................    (246)     (130)     (1,069)      (903)
Unrecognized net asset at transition..............      --        --          --         --
Unrecognized net actuarial losses.................   1,526     1,506         376        198
Unrecognized prior service cost...................      52        68        (123)      (164)
                                                    ------    ------     -------     ------
Prepaid (accrued) benefit cost....................  $1,332    $1,444     $  (816)    $ (869)
                                                    ======    ======     =======     ======
Qualified plan prepaid pension cost...............  $1,689    $1,777     $    --     $   --
Non-qualified plan accrued pension cost...........    (435)     (477)       (816)      (869)
Intangible assets.................................      12        14          --         --
Accumulated other comprehensive loss..............      66       130          --         --
                                                    ------    ------     -------     ------
Prepaid (accrued) benefit cost....................  $1,332    $1,444     $  (816)    $ (869)
                                                    ======    ======     =======     ======

     The prepaid (accrued) benefit cost for pension benefits presented in the above table consists of prepaid benefit costs of $1,691 million and $1,778 million as of December 31, 2005 and 2004, respectively, and accrued benefit costs of $359 million and $334 million as of December 31, 2005 and 2004, respectively.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of Metlife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The aggregate projected benefit obligation and aggregate fair value of plan assets for the pension plans were as follows:

                                                       NON-QUALIFIED
                                     QUALIFIED PLAN        PLAN             TOTAL
                                     ---------------   -------------   ---------------
                                      2005     2004    2005    2004     2005     2004
                                     ------   ------   -----   -----   ------   ------
                                                       (IN MILLIONS)
Aggregate fair value of plan assets
  (principally Company
  contracts).......................  $5,471   $5,351   $  --   $  --   $5,471   $5,351
Aggregate projected benefit
  obligation.......................   5,209    4,957     508     524    5,717    5,481
                                     ------   ------   -----   -----   ------   ------
Over (under) funded................  $  262   $  394   $(508)  $(524)  $ (246)  $ (130)
                                     ======   ======   =====   =====   ======   ======

     The accumulated benefit obligation for all defined benefit pension plans was $5,308 million and $5,111 million at December 31, 2005 and 2004, respectively.

     Information for pension plans with an accumulated benefit obligation in excess of plan assets:

                                                              2005    2004
                                                              -----   -----
                                                              (IN MILLIONS)
Projected benefit obligation................................  $530    $542
Accumulated benefit obligation..............................  $442    $476
Fair value of plan assets...................................  $ 16    $ 14

     Information for pension and other postretirement plans with a projected benefit obligation in excess of plan assets:

                                                                DECEMBER 31,
                                                        -----------------------------
                                                                           OTHER
                                                          PENSION     POSTRETIREMENT
                                                         BENEFITS        BENEFITS
                                                        -----------   ---------------
                                                        2005   2004    2005     2004
                                                        ----   ----   ------   ------
                                                                (IN MILLIONS)
Projected benefit obligation..........................  $530   $542   $2,160   $1,962
Fair value of plan assets.............................  $ 16   $ 14   $1,091   $1,059

     The components of net periodic benefit cost were as follows:

                                                                  OTHER POSTRETIREMENT
                                            PENSION BENEFITS            BENEFITS
                                          ---------------------   ---------------------
                                          2005    2004    2003    2005    2004    2003
                                          -----   -----   -----   -----   -----   -----
                                                          (IN MILLIONS)
Service cost............................  $ 141   $ 128   $ 122   $ 36    $ 31    $ 38
Interest cost...........................    315     308     311    120     118     122
Expected return on plan assets..........   (443)   (425)   (331)   (78)    (77)    (71)
Amortization of prior actuarial
  losses................................    116     102      86     14       7       8
Amortization of prior service cost......     16      16      16    (18)    (19)    (20)
Curtailment cost........................     --      --      10     --      --       3
                                          -----   -----   -----   ----    ----    ----
Net periodic benefit cost...............  $ 145   $ 129   $ 214   $ 74    $ 60    $ 80
                                          =====   =====   =====   ====    ====    ====

     The Company expects to receive subsidies on prescription drug benefits beginning in 2006 under the Medicare Prescription Drug, Improvement and Modernization Act of 2003 (the "Prescription Drug Act"). The other postretirement benefit plan accumulated benefit obligation were remeasured effective July 1, 2004

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of Metlife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

in order to determine the effect of the expected subsidies on net periodic other postretirement benefit cost. As a result, the accumulated other postretirement benefit obligation was reduced by $213 million at July 1, 2004 and net periodic other postretirement benefit cost from July 1, 2004 through December 31, 2004 was reduced by $17 million. The reduction of net periodic benefit cost was due to reductions in service cost of $3 million, interest cost of $6 million, and amortization of prior actuarial loss of $8 million.

     The reduction in the accumulated postretirement benefit obligation related to the Prescription Drug Act was $298 million and $230 million as of December 31, 2005 and 2004, respectively. For the year ended December 31, 2005, the reduction of net periodic postretirement benefit cost was $45 million, which was due to reductions in service cost of $6 million, interest cost of $16 million and amortization of prior actuarial loss of $23 million. An additional $23 million reduction in the December 31, 2005 accumulated other postretirement benefit obligation is the result of an actuarial loss recognized during the year resulting from updated assumptions including a January 1, 2005 participant census and new claims cost experience and the effect of a December 31, 2005 change in the discount rate.

ASSUMPTIONS

     Assumptions used in determining benefit obligations were as follows:

                                                                DECEMBER 31,
                                                     -----------------------------------
                                                                              OTHER
                                                                         POSTRETIREMENT
                                                     PENSION BENEFITS       BENEFITS
                                                     -----------------   ---------------
                                                      2005      2004      2005     2004
                                                     -------   -------   ------   ------
Weighted average discount rate.....................   5.80%     5.86%    5.79%    5.86%
Rate of compensation increase......................   4%-8%     4%-8%      N/A      N/A

     Assumptions used in determining net periodic benefit cost were as follows:

                                                       DECEMBER 31,
                                  ------------------------------------------------------
                                    PENSION BENEFITS      OTHER POSTRETIREMENT BENEFITS
                                  ---------------------   ------------------------------
                                  2005    2004    2003      2005       2004       2003
                                  -----   -----   -----   --------   --------   --------
Weighted average discount
  rate..........................  5.85%   6.10%   6.75%    5.83%      6.74%      6.74%
Weighted average expected rate
  of return on plan assets......  8.49%   8.49%   8.50%    7.50%      7.91%      7.77%
Rate of compensation increase...  4%-8%   4%-8%   4%-8%      N/A        N/A        N/A

     The discount rate is based on the yield of a hypothetical portfolio of high-quality debt instruments available on the valuation date, measured on a yield to worst basis, which would provide the necessary future cash flows to pay the aggregate projected benefit obligation when due. The expected rate of return on plan assets is based on anticipated performance of the various asset sectors in which the plan invests, weighted by target allocation percentages. Anticipated future performance is based on long-term historical returns of the plan assets by sector, adjusted for the Company's long-term expectations on the performance of the markets. While the precise expected return derived using this approach will fluctuate from year to year, the Company's policy is to hold this long-term assumption constant as long as it remains within reasonable tolerance from the derived rate. The weighted expected return on plan assets for use in that plan's valuation in 2006 is currently anticipated to be 8.25% for pension benefits and other postretirement medical benefits and 6.25% for other postretirement life benefits.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of Metlife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The assumed health care cost trend rates used in measuring the accumulated other postretirement benefit obligation were as follows:

                                                       DECEMBER 31,
                                     -------------------------------------------------
                                               2005                      2004
                                     ------------------------   ----------------------
Pre-Medicare eligible claims.......   9.5% down to 5% in 2014    8% down to 5% in 2010
Medicare eligible claims...........  11.5% down to 5% in 2018   10% down to 5% in 2014

     Assumed health care cost trend rates may have a significant effect on the amounts reported for health care plans. A one-percentage point change in assumed health care cost trend rates would have the following effects:

                                                              ONE PERCENT   ONE PERCENT
                                                               INCREASE      DECREASE
                                                              -----------   -----------
                                                                    (IN MILLIONS)
Effect on total of service and interest cost components.....     $ 15          $ (12)
Effect of accumulated postretirement benefit obligation.....     $182          $(153)

  PLAN ASSETS

     The weighted average allocation of pension plan and other postretirement benefit plan assets is as follows:

                                                                     DECEMBER 31,
                                                             ----------------------------
                                                                               OTHER
                                                               PENSION     POSTRETIREMENT
                                                              BENEFITS        BENEFITS
                                                             -----------   --------------
                                                             2005   2004   2005     2004
                                                             ----   ----   -----    -----
ASSET CATEGORY
Equity securities..........................................   47%    50%     42%      41%
Fixed maturities...........................................   37%    36%     53%      57%
Other (Real Estate and Alternative Investments)............   16%    14%      5%       2%
                                                             ---    ---     ---      ---
  Total....................................................  100%   100%    100%     100%
                                                             ===    ===     ===      ===

     The weighted average target allocation of pension plan and other postretirement benefit plan assets for 2006 is as follows:

                                                                          OTHER POSTRETIREMENT
                                                       PENSION BENEFITS         BENEFITS
                                                       ----------------   --------------------
ASSET CATEGORY
Equity securities....................................      30%-65%              30%-45%
Fixed maturities.....................................      20%-70%              45%-70%
Other (Real Estate and Alternative Investments)......       0%-25%               0%-10%

     Target allocations of assets are determined with the objective of maximizing returns and minimizing volatility of net assets through adequate asset diversification. Adjustments are made to target allocations based on an assessment of the impact of economic factors and market conditions.

     The account values of the group annuity and life insurance contracts issued by the Company were $6,471 million and $6,335 million as of December 31, 2005 and 2004, respectively. Total revenue from these contracts recognized in the consolidated statements of income was $28 million, $28 million and $90 million for the years ended December 31, 2005, 2004 and 2003, respectively, and includes policy charges, net investment income from investments backing the contracts and administrative fees. Total investment income, including

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of Metlife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

realized and unrealized gains and losses, credited to the account balances were $460 million, $519 million and $776 million for the years ended December 31, 2005, 2004 and 2003, respectively. The terms of these contracts are consistent in all material respects with what the Company offers to unaffiliated parties which are similarly situated.

  CASH FLOWS

     The Company expects to contribute $186 million to its pension plans and $126 million to its other postretirement benefit plans during 2006.

     Gross benefit payments for the next ten years, which reflect expected future service as appropriate, are expected to be as follows:

                                                                          OTHER POSTRETIREMENT
                                                       PENSION BENEFITS         BENEFITS
                                                       ----------------   --------------------
                                                                    (IN MILLIONS)
2006.................................................       $  318                $126
2007.................................................       $  323                $132
2008.................................................       $  334                $137
2009.................................................       $  348                $142
2010.................................................       $  352                $148
2011-2015............................................       $1,968                $820

     Gross subsidy payments expected to be received for the next ten years under the Medicare Prescription Drug, Improvement and Modernization Act of 2003 are as follows:

                                                              OTHER POSTRETIREMENT
                                                                    BENEFITS
                                                              --------------------
                                                                 (IN MILLIONS)
2006........................................................          $11
2007........................................................          $12
2008........................................................          $13
2009........................................................          $13
2010........................................................          $14
2011-2015...................................................          $83

  SAVINGS AND INVESTMENT PLANS

     The Company sponsors savings and investment plans for substantially all employees under which a portion of employee contributions are matched. The Company contributed $62 million, $55 million and $49 million for the years ended December 31, 2005, 2004 and 2003, respectively.

12.  EQUITY

  PARENT'S INTEREST IN PREFERRED STOCK OF A SUBSIDIARY

     On December 16, 2003, the Holding Company contributed 2,532,600 shares of RGA's common stock to a subsidiary of the Company in exchange for 93,402 shares of Series A Cumulative Preferred Stock ("the Preferred Shares"). Holders of the Preferred Shares are entitled to receive cumulative cash dividends at the annual applicable rate of 7% times the Liquidation Preference of $1,000 per share payable quarterly, when and if declared by the Board of Directors. Holders of the Preferred Shares have no voting rights, except as required by applicable law. The Preferred Shares rank senior to the common stock.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of Metlife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     On December 21, 2004, the Holding Company contributed the 93,402 Preferred Shares to a subsidiary of the Company. The subsidiary of the Company retired the shares and recorded a contribution of capital of $93 million from MetLife, Inc.

  DIVIDEND RESTRICTIONS

     Under New York State Insurance Law, Metropolitan Life is permitted, without prior insurance regulatory clearance, to pay stockholder dividends to the Holding Company as long as the aggregate amount of all such dividends in any calendar year does not exceed the lesser of (i) 10% of its surplus to policyholders as of the immediately preceding calendar year; or (ii) its statutory net gain from operations for the immediately preceding calendar year (excluding realized capital gains). Metropolitan Life will be permitted to pay a cash dividend to the Holding Company in excess of the lesser of such two amounts only if it files notice of its intention to declare such a dividend and the amount thereof with the New York Superintendent of Insurance (the "Superintendent") and the Superintendent does not disapprove the distribution within 30 days of its filing. Under New York State Insurance Law, the Superintendent has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its shareholders. The New York State Department of Insurance has established informal guidelines for such determinations. The guidelines, among other things, focus on the insurer's overall financial condition and profitability under statutory accounting practices. During the years ended December 31, 2005, 2004 and 2003, Metropolitan Life paid to the Holding Company $880 million, $797 million and $698 million, respectively, in ordinary dividends, the maximum amount which could be paid to the Holding Company without prior regulatory approval, and an additional $2,320 million, $0 million and $750 million, respectively, in special dividends, as approved by the Superintendent. The maximum amount of the dividend which Metropolitan Life may pay to the Holding Company in 2006 without prior regulatory approval is $863 million.

     Stockholder dividends or other distributions proposed to be paid by NELICO to its parent, Metropolitan Life, must be approved by the Massachusetts Commissioner of Insurance (the "Commissioner") if such dividends or distributions, together with other dividends or distributions made within the preceding calendar year, exceed the greater of (i) 10% of NELICO's statutory surplus as of the immediately preceding calendar year or (ii) NELICO's statutory net gain from operations for the immediately preceding calendar year. In addition, dividends cannot be paid from a source other than statutory unassigned funds surplus without prior approval of the Commissioner. Since NELICO's statutory unassigned funds surplus is less than zero, NELICO cannot pay any dividends without prior approval of the Commissioner. NELICO paid no common stockholder dividends for the years ended December 31, 2005, 2004 and 2003.

     For the years ended December 31, 2005, 2004, and 2003, Metropolitan Life received dividends from subsidiaries of $77 million, $14 million and $32 million, respectively.

  STOCK COMPENSATION PLANS

     The MetLife, Inc. 2000 Stock Incentive Plan, as amended (the "Stock Incentive Plan"), authorized the granting of awards in the form of non-qualified or incentive stock options qualifying under Section 422A of the Internal Revenue Code. Under the MetLife, Inc. 2005 Stock and Incentive Compensation Plan, as amended (the "2005 Stock Plan"), awards granted may be in the form of non-qualified stock options or incentive stock options qualifying under Section 422A of the Internal Revenue Code, Stock Appreciation Rights, Restricted Stock or Restricted Stock Units, Performance Shares or Performance Share Units, Cash-Based Awards, and Stock-Based Awards (each as defined in the 2005 Stock
Plan). The Stock Incentive Plan, 2005 Stock Plan and the Long-Term Performance Compensation Plan ("LTPCP"), as described below, are hereinafter collectively referred to as the "Incentive Plans."

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of Metlife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The aggregate number of Holding Company shares reserved for issuance under the 2005 Stock Plan is 68,000,000 plus those shares available but not utilized under the Stock Incentive Plan and those shares utilized under the Stock Incentive Plan that are recovered due to forfeiture of stock options. At the commencement of the 2005 Stock Plan, additional shares carried forward from the Stock Incentive Plan and available for issuance under the 2005 Stock Plan were 11,917,472. Each share issued under the 2005 Stock Plan in connection with a stock option or Stock Appreciation Right reduces the number of shares remaining for issuance under that plan by one, and each share issued under the 2005 Stock Plan in connection with awards other than stock options or Stock Appreciation Rights reduces the number of shares remaining for issuance under that plan by
1.179 shares.

     All stock options granted have an exercise price equal to the fair market value price of the Holding Company's common stock on the date of grant, and a maximum term of ten years. Certain stock options granted under the Stock Incentive Plan and the 2005 Stock Plan become exercisable over a three year period commencing with the date of grant, while other stock options become exercisable three years after the date of grant.

     MetLife, Inc. allocated 92%, 91%, and 100% of stock option expense to the Company in each of the years ended December 31, 2005, 2004 and 2003, respectively. Options outstanding attributable to the expense allocated to Company were as follows:

                                                         YEARS ENDED DECEMBER 31,
                                                   ------------------------------------
                                                      2005         2004         2003
                                                   ----------   ----------   ----------
Outstanding Options..............................  22,249,654   21,428,975   20,213,034
Exercisable Options..............................  14,014,006   12,576,753    4,484,271

     Effective January 1, 2003, MetLife, Inc. and the Company elected to prospectively apply the fair value method of accounting for stock options granted by the Holding Company subsequent to December 31, 2002. As permitted under SFAS 148, stock options granted prior to January 1, 2003 will continue to be accounted for under APB 25. Had compensation expense for grants awarded prior to January 1, 2003 been determined based on fair value at the date of grant in accordance with SFAS 123, the Company's net income would have been reduced to the following pro forma amounts:

                                                             YEARS ENDED DECEMBER 31,
                                                             ------------------------
                                                              2005     2004     2003
                                                             ------   ------   ------
                                                                  (IN MILLIONS)
Net income.................................................  $3,253   $2,239   $2,001
Add: Stock option-based employee compensation expense
  included in reported net income, net of income taxes.....      30       24       11
Deduct: Total stock option-based employee compensation
  determined under fair value based method for all awards,
  net of income taxes......................................     (32)     (42)     (40)
                                                             ------   ------   ------
Pro forma net income(1)....................................  $3,251   $2,221   $1,972
                                                             ======   ======   ======

---------------

(1) The pro forma earnings disclosures are not necessarily representative of the effects on net income in future years.

     Prior to January 1, 2005, the Black-Scholes model was used to determine the fair value of options granted as recognized in the financial statements or as reported in the pro forma disclosure above. The fair value of stock options issued on or after January 1, 2005 was estimated on the date of grant using a binomial lattice model. The Company made this change because lattice models produce more accurate option values due to

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of Metlife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

the ability to incorporate assumptions about employee exercise behavior resulting from changes in the price of the underlying shares. In addition, lattice models allow for changes in critical assumptions over the life of the option in comparison to closed-form models like Black-Scholes, which require single-value assumptions at the time of grant.

     The expected volatility used in the binomial lattice model is based on an analysis of historical prices of the Holding Company's stock and options on the Holding Company's shares traded on the open market. The Company used a weighted-average of the implied volatility for traded call options with the longest remaining maturity nearest to the money as of each valuation date and the historical volatility, calculated using monthly share prices. The Company chose a monthly measurement interval for historical volatility as it believes this better depicts the nature of employee option exercise decisions being based on longer-term trends in the price of the Holding Company's shares rather than on daily price movements.

     The risk-free rate is based on observed interest rates for instruments with maturities similar to the expected term of the employee stock options. The Black-Scholes model requires a single spot rate, therefore the weighted-average of these rates for all grants in the year indicated is presented in the table below. The binomial lattice model allows for the use of different rates for different years. The table below presents the range of imputed forward rates for US Treasury Strips that was input over the contractual term of the options.

     Dividend yield is determined based on historical dividend distributions compared to the price of the underlying shares as of the valuation date, adjusted for any expected future changes in the dividend rate. For options valued using the binomial lattice model during the year ended December 31, 2005, the dividend yield as of the measurement date was held constant throughout the life of the option.

     Use of the Black-Scholes model requires an input of the expected life of the options, or the average number of years before options will be exercised or expired. The Company's management estimated expected life using the historical average years to exercise or cancellation and average remaining years outstanding for vested options. Alternatively, the binomial model used by the Company incorporates the contractual term of the options and then considers expected exercise behavior and a post-vesting termination rate, or the rate at which vested options are exercised or expire prematurely due to termination of employment, to derive an expected life. Exercise behavior in the Company's binomial lattice model is expressed using an exercise multiple, which reflects the ratio of exercise price to the strike price of options granted at which employees are expected to exercise. The exercise multiple is derived from actual historical exercise activity.

     The following weighted-average assumptions, with the exception of risk-free rates used in 2005 which are expressed as a range, were used in the applicable option-pricing model to determine the fair value of stock options issued for the:

                                                           YEARS ENDED DECEMBER 31,
                                                          ---------------------------
                                                             2005       2004    2003
                                                          -----------   -----   -----
Dividend yield..........................................         1.20%   0.70%   0.79%
Risk-free rate of return................................   3.33%-4.70%   3.69%   3.62%
Volatility..............................................        23.23%  34.85%  38.56%
Expected life (years)...................................            6       6       6
Exercise multiple.......................................         1.48     N/A     N/A
Post-vesting termination rate...........................         5.19%    N/A     N/A
Contractual term (years)................................           10     N/A     N/A

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of Metlife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                             YEARS ENDED DECEMBER 31,
                                                             ------------------------
                                                              2005     2004     2003
                                                             ------   ------   ------
Weighted average fair value of options granted.............  $10.09   $13.25   $10.41
                                                             ======   ======   ======

     Certain levels of Company management also received awards of long-term stock-based compensation. Under the LTPCP, awards are payable in their entirety at the end of a three-year performance period. Each participant was assigned a target compensation amount at the inception of the performance period with the final compensation amount determined based on the total shareholder return on the Holding Company's stock over the three-year performance period, subject to limited further adjustment approved by the Holding Company's Board of Directors. Final awards may be paid in whole or in part with shares of the Holding Company's stock, as approved by the Holding Company's Board of Directors. Beginning in 2005, no further LTPCP target compensation amounts were set. Instead, certain members of management were awarded Performance Shares under the 2005 Stock Plan. Participants are awarded an initial target number of Performance Shares with the final number of Performance Shares payable being determined by the product of the initial target multiplied by a factor of 0.0 to
2.0. The factor applied is based on measurements of the Holding Company's performance with respect to (i) change in annual net operating earnings per share; and (ii) proportionate total shareholder return, as defined, with reference to the three-year performance period relative to other companies in the Standard and Poor's Insurance Index with reference to the same three-year period. Performance Share awards will normally vest in their entirety at the end of the three-year performance period (subject to certain contingencies) and will be payable entirely in shares of the Holding Company's stock. On April 15, 2005, 995,150 Performance Shares were awarded to members of Company management, for which the total fair value on the date of grant was approximately $38 million. For the years ended December 31, 2005, 2004 and 2003, compensation expense related to the LTPCP and Performance Shares was $65 million, $45 million, and $42 million, respectively.

     For the years ended December 31, 2005, 2004 and 2003, the aggregate stock-based compensation expense related to the Incentive Plans was $112 million, $82 million and $60 million, respectively, including stock-based compensation for non-employees of $235 thousand, $468 thousand and $550 thousand, respectively.

  STATUTORY EQUITY AND INCOME

     Each insurance company's state of domicile imposes minimum risk-based capital requirements that were developed by the National Association of Insurance Commissioners ("NAIC"). The formulas for determining the amount of risk-based capital specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of total adjusted capital, as defined by the NAIC, to authorized control level risk-based capital, as defined by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. Metropolitan Life and each of its U.S. insurance subsidiaries exceeded the minimum risk-based capital requirements for all periods presented herein.

     The NAIC adopted the Codification of Statutory Accounting Principles ("Codification") in 2001. Codification was intended to standardize regulatory accounting and reporting to state insurance departments. However, statutory accounting principles continue to be established by individual state laws and permitted practices. The New York State Department of Insurance has adopted Codification with certain modifications for the preparation of statutory financial statements of insurance companies domiciled in New York. Modifications by the various state insurance departments may impact the effect of Codification on the statutory capital and surplus of Metropolitan Life and its insurance subsidiaries.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of Metlife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Statutory accounting practices differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, reporting surplus notes as surplus instead of debt and valuing securities on a different basis.

     Statutory net income of Metropolitan Life, a New York domiciled insurer, was $2,155 million, $2,648 million and $2,169 million for the years ended December 31, 2005, 2004 and 2003, respectively. Statutory capital and surplus, as filed with the New York State Department of Insurance, was $8,639 million and $8,804 million at December 31, 2005 and 2004, respectively.

  OTHER COMPREHENSIVE INCOME

     The following table sets forth the reclassification adjustments required for the years ended December 31, 2005, 2004 and 2003 in other comprehensive income (loss) that are included as part of net income for the current year that have been reported as a part of other comprehensive income (loss) in the current or prior year:

                                                              YEARS ENDED DECEMBER 31,
                                                             --------------------------
                                                               2005      2004     2003
                                                             --------   ------   ------
                                                                   (IN MILLIONS)
Holding gains on investments arising during the year.......  $(2,222)   $ 520    $ 814
Income tax effect of holding gains.........................      837     (182)    (335)
Reclassification adjustments:
  Recognized holding (gains) losses included in current
     year income...........................................     (148)    (236)     332
  Amortization of premiums and accretion of discounts
     associated with investments...........................     (186)      (3)    (152)
  Income tax effect........................................      126       86      (72)
Allocation of holding losses on investments relating to
  other policyholder amounts...............................    1,580     (284)    (576)
Income tax effect of allocation of holding losses to other
  policyholder amounts.....................................     (596)     102      228
Unrealized investment gains of subsidiary at date of
  sale.....................................................       15       --      269
Deferred income taxes on unrealized investment gains of
  subsidiary at date of sale...............................       (5)      --      (94)
                                                             -------    -----    -----
Net unrealized investment gains (losses)...................     (599)       3      414
                                                             -------    -----    -----
Foreign currency translation adjustments arising during the
  year.....................................................      (54)      79      174
Reclassification adjustment for sale of investment in
  foreign operation........................................        5       --       --
                                                             -------    -----    -----
Foreign currency translation adjustment....................      (49)      79      174
Minimum pension liability adjustment.......................       89       (2)     (82)
                                                             -------    -----    -----
Other comprehensive income (losses)........................  $  (559)   $  80    $ 506
                                                             =======    =====    =====

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of Metlife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

13.  OTHER EXPENSES

     Other expenses were comprised of the following:

                                                           YEARS ENDED DECEMBER 31,
                                                          ---------------------------
                                                           2005      2004      2003
                                                          -------   -------   -------
                                                                 (IN MILLIONS)
Compensation............................................  $ 2,235   $ 2,205   $ 2,305
Commissions.............................................    1,278     1,729     1,694
Interest and debt issue costs...........................      245       183       313
Amortization of DAC and VOBA............................    1,385     1,145     1,386
Capitalization of DAC...................................   (1,619)   (1,817)   (1,982)
Rent, net of sublease income............................      227       216       226
Minority interest.......................................      181       168       119
Other...................................................    1,785     1,754     1,710
                                                          -------   -------   -------
  Total other expenses..................................  $ 5,717   $ 5,583   $ 5,771
                                                          =======   =======   =======

14.  BUSINESS SEGMENT INFORMATION

     The Company provides insurance and financial services to customers in the United States, Canada and Asia. At December 31, 2005 and 2004, the Company's business is divided into three operating segments: Institutional, Individual and Reinsurance, as well as Corporate & Other. These segments are managed separately because they either provide different products and services, require different strategies or have different technology requirements. Auto & Home, operated through Met P&C, was sold to the Holding Company in October 2003. See Note 1. The Company's international operations, consisting of the Company's Canadian branch and a joint venture in China, are reported in Corporate & Other for the years ended December 31, 2005 and 2004. For the year ended December 31, 2003, the Company's international operations were reported in a separate International segment. MetLife Indonesia was reported in Corporate & Other through the date of sale, September 29, 2005. See Note 16.

     On July 1, 2005, the Holding Company completed the acquisition of The Travelers Insurance Company ("TIC"), excluding certain assets, most significantly, Primerica, from Citigroup Inc. ("Citigroup"), and substantially all of Citigroup's international insurance business (collectively, "Travelers"). In connection with the Travelers acquisition by the Holding Company, management realigned certain products and services within its segments to better conform to the way it manages and assesses the business. Accordingly, all prior period segment results have been adjusted to reflect such product reclassifications. Also, in connection with the Travelers acquisition by the Holding Company, management has utilized its economic capital model to evaluate the deployment of capital based upon the unique and specific nature of the risks inherent in the Company's existing and newly acquired businesses and has adjusted such allocations based upon this model.

     Economic Capital is an internally developed risk capital model, the purpose of which is to measure the risk in the business and to provide a basis upon which capital is deployed. The Economic Capital model accounts for the unique and specific nature of the risks inherent in the Company's businesses. As a part of the economic capital process a portion of net investment income is credited to the segments based on the level of allocated equity.

     Institutional offers a broad range of group insurance and retirement & savings products and services, including group life insurance, non-medical health insurance, such as short and long-term disability, long-term care, and dental insurance, and other insurance products and services. Individual offers a wide variety of

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of Metlife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

protection and asset accumulation products, including life insurance, annuities and mutual funds. Through the Company's majority-owned subsidiary, RGA, Reinsurance provides reinsurance of life and annuity policies in North America and various international markets. Additionally, reinsurance of critical illness policies is provided in select international markets. Auto & Home provides personal lines property and casualty insurance, including private passenger automobile, homeowners and personal excess liability insurance in 2003. International provided life insurance, accident and health insurance, annuities and retirement & savings products to both individuals and groups in 2003.

     Corporate & Other contains the excess capital not allocated to the business segments, various start-up and run-off entities, the Company's ancillary international operations in 2005 and 2004, as well as interest expense related to the majority of the Company's outstanding debt and expenses associated with certain legal proceedings and income tax audit issues. Corporate & Other also includes the elimination of all intersegment amounts, which generally relate to intersegment loans, which bear interest rates commensurate with related borrowings, as well as intersegment transactions. Additionally, the Company's asset management business, including amounts reported as discontinued operations, is included in the results of operations for Corporate & Other. See
Note 16 for disclosures regarding discontinued operations, including real estate.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of Metlife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Set forth in the tables below is certain financial information with respect to the Company's segments, as well as Corporate & Other, for the years ended December 31, 2005, 2004 and 2003. The accounting policies of the segments are the same as those of the Company, except for the method of capital allocation and the accounting for gains (losses) from intercompany sales, which are eliminated in consolidation. The Company allocates capital to each segment based upon an internal capital allocation system that allows the Company to effectively manage its capital. The Company evaluates the performance of each operating segment based upon net income excluding net investment gains (losses), net of income taxes, adjustments related to net investment gains (losses), net of income taxes, the impact from the cumulative effect of changes in accounting, net of income taxes and discontinued operations, other than discontinued real estate, net of income taxes. Scheduled periodic settlement payments on derivative instruments not qualifying for hedge accounting are included in net investment gains (losses). The Company allocates certain non-recurring items, such as expenses associated with certain legal proceedings, to Corporate & Other.

                                                                                  CORPORATE &
YEAR ENDED DECEMBER 31, 2005           INSTITUTIONAL   INDIVIDUAL   REINSURANCE    OTHER(1)      TOTAL
----------------------------           -------------   ----------   -----------   -----------   --------
                                                                 (IN MILLIONS)
Premiums.............................    $ 11,271       $  4,113      $ 3,869       $     3     $ 19,256
Universal life and investment-type
  product policy fees................         753          1,193           --             2        1,948
Net investment income................       5,249          5,558          606           337       11,750
Other revenues.......................         642             92           58            28          820
Net investment gains (losses)........          76             83           22            (2)         179
Policyholder benefits and claims.....      12,448          4,823        3,206           (32)      20,445
Interest credited to policyholder
  account balances...................       1,347          1,029          220            --        2,596
Policyholder dividends...............           1          1,644           --             2        1,647
Other expenses.......................       2,199          2,173          991           354        5,717
Income from continuing operations
  before provision for income
  taxes..............................       1,996          1,370          138            44        3,548
Income from discontinued operations,
  net of income taxes................         162            295           --           353          810
Cumulative effect of a change in
  accounting, net of income taxes....          --             --           --            --           --
Net income...........................       1,491          1,176           92           494        3,253
Total assets.........................     139,680        141,201       16,049        10,396      307,326
DAC and VOBA.........................       1,098          7,513        2,815            12       11,438
Separate account assets..............      42,063         31,075           14            --       73,152
Policyholder liabilities.............      78,011         86,565       11,751           278      176,605
Separate account liabilities.........      42,063         31,075           14            --       73,152

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of Metlife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                                                                CORPORATE &
YEAR ENDED DECEMBER 31, 2004                         INSTITUTIONAL   INDIVIDUAL   REINSURANCE    OTHER(1)      TOTAL
----------------------------                         -------------   ----------   -----------   -----------   --------
                                                                               (IN MILLIONS)
Premiums...........................................    $ 10,037       $  4,046      $ 3,348       $     6     $ 17,437
Universal life and investment-type product policy
  fees.............................................         710          1,299           --            --        2,009
Net investment income..............................       4,580          5,352          538           348       10,818
Other revenues.....................................         654            131           56            21          862
Net investment gains (losses)......................         162             85           59           (24)         282
Policyholder benefits and claims...................      11,172          4,836        2,694            34       18,736
Interest credited to policyholder account
  balances.........................................       1,014          1,131          212            --        2,357
Policyholder dividends.............................          --          1,634            1             1        1,636
Other expenses.....................................       1,972          2,348          957           306        5,583
Income from continuing operations before provision
  for income taxes.................................       1,985            964          137            10        3,096
Income from discontinued operations, net of income
  taxes............................................          19             22           --            30           71
Cumulative effect of a change in accounting, net of
  income taxes.....................................         (59)             9           --            (2)         (52)
Net income.........................................       1,267            682           91           199        2,239
Total assets.......................................     132,832        137,756       13,850        15,550      299,988
DAC and VOBA.......................................         997          7,485        2,567            13       11,062
Separate account assets............................      40,462         28,045           14           (14)      68,507
Policyholder liabilities...........................      72,934         86,175       10,464           240      169,813
Separate account liabilities.......................      40,462         28,045           14           (14)      68,507

                                                                               CORPORATE &                      AUTO &
YEAR ENDED DECEMBER 31, 2003        INSTITUTIONAL   INDIVIDUAL   REINSURANCE      OTHER      INTERNATIONAL(1)   HOME(2)    TOTAL
----------------------------        -------------   ----------   -----------   -----------   ----------------   -------   -------
                                                                            (IN MILLIONS)
Premiums..........................     $ 9,063        $4,221       $2,648         $ (6)            $ 5          $2,168    $18,099
Universal life and investment-type
  product policy fees.............         658         1,262           --           --              --              --      1,920
Net investment income.............       4,144         5,421          431          104              48             119     10,267
Other revenues....................         618           240           47           38              14              23        980
Net investment gains (losses).....        (289)         (303)          62           16              (8)             (4)      (526)
Policyholder benefits and
  claims..........................      10,022         4,844        2,109           (4)             15           1,604     18,590
Interest credited to policyholder
  account balances................         973         1,222          184           --              --              --      2,379
Policyholder dividends............          (1)        1,698           --           (1)              3              --      1,699
Other expenses....................       1,853         2,425          764          140              17             572      5,771
Income from continuing operations
  before provision for income
  taxes...........................       1,347           652          131           17              24             130      2,301
Income from discontinued
  operations, net of income
  taxes...........................          49            51           --          274              (5)             --        369
Cumulative effect of a change in
  accounting, net of income
  taxes...........................         (26)           --           --           --              --              --        (26)
Net income........................         886           482           86          424              12             111      2,001

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of Metlife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

---------------

(1) Ancillary international results are reported in Corporate & Other for the years ended December 31, 2005 and 2004.

(2) Auto & Home, operated through Met P&C, was sold to the Holding company in October 2003. See Note 1.

     Net investment income and net investment gains (losses) are based upon the actual results of each segment's specifically identifiable asset portfolio adjusted for allocated capital. Other costs are allocated to each of the segments based upon: (i) a review of the nature of such costs; (ii) time studies analyzing the amount of employee compensation costs incurred by each segment; and (iii) cost estimates included in the Company's product pricing.

     Revenues derived from any customer did not exceed 10% of consolidated revenues. Revenues from U.S. operations were $32,351 million, $30,102 million and $29,740 million for the years ended December 31, 2005, 2004 and 2003, respectively, which represented 95%, 96% and 97%, respectively, of consolidated revenues.

15.  ACQUISITIONS AND DISPOSITIONS

     See Note 16 for information on the dispositions of MetLife Indonesia and SSRM.

     In 2003, RGA entered into a coinsurance agreement under which it assumed the traditional U.S. life reinsurance business of Allianz Life Insurance Company of North America. The transaction added approximately $278 billion of life reinsurance in-force, $246 million of premium and $11 million of income before income tax expense, excluding minority interest expense, in 2003. The effects of such transaction are included within the Reinsurance segment.

     In October 2003, the Company completed its sale of MTL, MetLife General Insurance Agency, Inc., MetLife Securities, Inc. and N.L. Holding Corporation to the Holding Company. The amount received in excess of book value of $28 million was recorded as a capital contribution from the Holding Company. Total revenues of the entities sold included in the consolidated statements of income was $156 million for the year ended December 31, 2003. In October 2003, the Company also sold Metropolitan Property and Casualty Insurance Company's common stock to the Holding Company for $1,990 million. The amount received in excess of book value of $120 million was recorded as a capital contribution from the Holding Company. Total revenues of the entity sold included in the consolidated statements of income was $2,343 million for the year ended December 31, 2003. See Note 1.

16.  DISCONTINUED OPERATIONS

 REAL ESTATE

     The Company actively manages its real estate portfolio with the objective of maximizing earnings through selective acquisitions and dispositions. Income related to real estate classified as held-for-sale or sold is presented in discontinued operations. These assets are carried at the lower of depreciated cost or fair value less expected disposition costs.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of Metlife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following table presents the components of income from discontinued real estate operations:

                                                              YEARS ENDED DECEMBER 31,
                                                              -------------------------
                                                               2005      2004     2003
                                                              -------   ------   ------
                                                                    (IN MILLIONS)
Investment income...........................................  $   87    $ 179    $ 308
Investment expense..........................................     (47)    (114)    (170)
Net investment gains........................................     961       27      420
                                                              ------    -----    -----
  Total revenues............................................   1,001       92      558
Interest expense............................................      --       --        1
Provision for income taxes..................................     359       31      204
                                                              ------    -----    -----
Income from discontinued operations, net of income taxes....  $  642    $  61    $ 353
                                                              ======    =====    =====

     There was no carrying value of real estate related to discontinued operations at December 31, 2005. The carrying value of real estate related to discontinued operations was $678 million at December 31, 2004.

     The following table shows the discontinued real estate operations by segment:

                                                                 YEARS ENDED
                                                                 DECEMBER 31,
                                                              ------------------
                                                              2005   2004   2003
                                                              ----   ----   ----
                                                                (IN MILLIONS)
Net investment income
  Institutional.............................................  $ 11   $21    $ 31
  Individual................................................    17    26      39
  Corporate & Other.........................................    12    18      68
                                                              ----   ---    ----
     Total net investment income............................  $ 40   $65    $138
                                                              ====   ===    ====
Net investment gains (losses)
  Institutional.............................................  $242   $ 9    $ 45
  Individual................................................   443     4      43
  Corporate & Other.........................................   276    14     332
                                                              ----   ---    ----
     Total net investment gains (losses)....................  $961   $27    $420
                                                              ====   ===    ====
Interest Expense
  Individual................................................  $ --   $--    $  1
                                                              ----   ---    ----
     Total interest expense.................................  $ --   $--    $  1
                                                              ====   ===    ====

     In the second quarter of 2005, the Company sold its One Madison Avenue property in Manhattan, New York for $918 million, resulting in a gain, net of income taxes, of $431 million. The gain is included in income from discontinued operations in the accompanying consolidated statements of income.

     In the fourth quarter of 2003, the Company sold its Eleven Madison Avenue property in Manhattan, New York for $675 million resulting in a gain, net of income taxes, of $166 million. The gain is included in income from discontinued operations in the accompanying consolidated statements of income.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of Metlife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  OPERATIONS

     On September 29, 2005, the Company completed the sale of MetLife Indonesia to a third party resulting in a gain upon disposal of $10 million, net of income taxes. As a result of this sale, the Company recognized income from discontinued operations of $5 million, net of income taxes, for the year ended December 31, 2005. The Company reclassified the assets, liabilities and operations of MetLife Indonesia into discontinued operations for all periods presented.

     The following tables present the amounts related to the operations and financial position of MetLife Indonesia that has been combined with the discontinued real estate operations in the consolidated income statements:

                                                                 YEARS ENDED
                                                                 DECEMBER 31,
                                                              ------------------
                                                              2005   2004   2003
                                                              ----   ----   ----
                                                                (IN MILLIONS)
Revenues from discontinued operations.......................  $ 5    $  5   $ 4
Expenses from discontinued operations.......................   10      14     9
                                                              ---    ----   ---
Income from discontinued operations before provision for
  income taxes..............................................   (5)     (9)   (5)
Provision for income taxes..................................   --      --    --
                                                              ---    ----   ---
  Loss from discontinued operations, net of income taxes....   (5)     (9)   (5)
Net investment gain, net of income taxes....................   10      --    --
                                                              ---    ----   ---
  Income (loss) from discontinued operations, net of income
     taxes..................................................  $ 5    $ (9)  $(5)
                                                              ===    ====   ===

                                                              DECEMBER 31,
                                                                  2004
                                                              -------------
                                                              (IN MILLIONS)
Fixed maturities............................................       $17
Short-term investments......................................         1
Cash and cash equivalents...................................         3
Deferred policy acquisition costs...........................         9
Premiums and other receivables..............................         1
                                                                   ---
  Total assets held-for-sale................................       $31
                                                                   ===
Future policy benefits......................................       $ 5
Policyholder account balances...............................        12
Other policyholder funds....................................         7
Other liabilities...........................................         4
                                                                   ---
  Total liabilities held-for-sale...........................       $28
                                                                   ===

     On January 31, 2005, the Company completed the sale of SSRM to a third party for $328 million in cash and stock. As a result of the sale of SSRM, the Company recognized income from discontinued operations of approximately $157 million, net of income taxes, comprised of a realized gain of $165 million, net of income taxes, and an operating expense related to a lease abandonment of $8 million, net of income taxes. Under the terms of the sale agreement, MetLife will have an opportunity to receive, prior to the end of 2006, additional payments aggregating up to approximately 25% of the base purchase price, based on, among other things, certain revenue retention and growth measures. The purchase price is also subject to reduction over five years,

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of Metlife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

depending on retention of certain Company-related business. Also under the terms of such agreement, the Company had the opportunity to receive additional consideration for the retention of certain customers for a specific period in 2005. In the fourth quarter of 2005, upon finalization of the computation, the Company received a payment of $12 million, net of income taxes, due to the retention of these specific customer accounts. The Company reclassified the assets, liabilities and operations of SSRM into discontinued operations for all periods presented. Additionally, the sale of SSRM resulted in the elimination of the Company's Asset Management segment. The remaining asset management business, which is insignificant, has been reclassified into Corporate & Other. The Company's discontinued operations for the year ended December 31, 2005 also includes expenses of approximately $6 million, net of income taxes, related to the sale of SSRM.

     The operations of SSRM include affiliated revenues of $5 million, $59 million and $54 million for the years ended December 31, 2005, 2004 and 2003, respectively, related to asset management services provided by SSRM to the Company that have not been eliminated from discontinued operations as these transactions continue after the sale of SSRM. The following tables present the amounts related to operations and financial position of SSRM that have been combined with the discontinued real estate operations in the consolidated income statements:

                                                                 YEARS ENDED
                                                                 DECEMBER 31,
                                                              ------------------
                                                              2005   2004   2003
                                                              ----   ----   ----
                                                                (IN MILLIONS)
Revenues from discontinued operations.......................  $ 19   $328   $231
Expenses from discontinued operations.......................    38    296    197
                                                              ----   ----   ----
Income from discontinued operations before provision for
  income taxes..............................................   (19)    32     34
Provision for income taxes..................................    (5)    13     13
                                                              ----   ----   ----
  Income (loss) from discontinued operations, net of income
     taxes..................................................   (14)    19     21
Net investment gain, net of income taxes....................   177     --     --
                                                              ----   ----   ----
  Income from discontinued operations, net of income
     taxes..................................................  $163   $ 19   $ 21
                                                              ====   ====   ====

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of Metlife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                              DECEMBER 31,
                                                                  2004
                                                              -------------
                                                              (IN MILLIONS)
Equity securities...........................................      $ 49
Real estate and real estate joint ventures..................        96
Short-term investments......................................        33
Other invested assets.......................................        20
Cash and cash equivalents...................................        55
Premiums and other receivables..............................        38
Other assets................................................        88
                                                                  ----
  Total assets held-for-sale................................      $379
                                                                  ====
Short-term debt.............................................      $ 19
Current income taxes payable................................         1
Deferred income taxes payable...............................         1
Other liabilities...........................................       219
                                                                  ----
  Total liabilities held-for-sale...........................      $240
                                                                  ====

17.  FAIR VALUE INFORMATION

     The estimated fair values of financial instruments have been determined by using available market information and the valuation methodologies described below. Considerable judgment is often required in interpreting market data to develop estimates of fair value. Accordingly, the estimates presented herein may not necessarily be indicative of amounts that could be realized in a current market exchange. The use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of Metlife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Amounts related to the Company's financial instruments were as follows:

                                                         NOTIONAL   CARRYING   ESTIMATED
                                                          AMOUNT     VALUE     FAIR VALUE
                                                         --------   --------   ----------
                                                                  (IN MILLIONS)
DECEMBER 31, 2005
Assets:
  Fixed maturities.....................................             $147,897    $147,897
  Trading securities...................................             $    373    $    373
  Equity securities....................................             $  2,217    $  2,217
  Mortgage and consumer loans..........................             $ 33,094    $ 33,710
  Policy loans.........................................             $  8,412    $  8,412
  Short-term investments...............................             $    883    $    883
  Cash and cash equivalents............................             $  1,787    $  1,787
  Mortgage loan commitments............................   $2,603    $     --    $     (3)
  Commitments to fund partnership investments..........   $1,956    $     --    $     --
Liabilities:
  Policyholder account balances........................             $ 62,943    $ 61,849
  Short-term debt......................................             $    453    $    453
  Long-term debt.......................................             $  2,961    $  3,246
  Shares subject to mandatory redemption...............             $    278    $    362
  Payables for collateral under securities loaned and
     other transactions................................             $ 21,009    $ 21,009

                                                         NOTIONAL   CARRYING   ESTIMATED
                                                          AMOUNT     VALUE     FAIR VALUE
                                                         --------   --------   ----------
                                                                  (IN MILLIONS)
DECEMBER 31, 2004
Assets:
  Fixed maturities.....................................             $150,229    $150,229
  Equity securities....................................             $  1,903    $  1,903
  Mortgage and consumer loans..........................             $ 31,571    $ 33,006
  Policy loans.........................................             $  8,256    $  8,256
  Short-term investments...............................             $  1,194    $  1,194
  Cash and cash equivalents............................             $  2,370    $  2,370
  Mortgage loan commitments............................   $1,161    $     --    $      4
  Commitments to fund partnership investments..........   $1,320    $     --    $     --
Liabilities:
  Policyholder account balances........................             $ 59,150    $ 58,180
  Short-term debt......................................             $  1,445    $  1,445
  Long-term debt.......................................             $  2,050    $  2,293
  Shares subject to mandatory redemption...............             $    278    $    361
  Payables for collateral under securities loaned and
     other transactions................................             $ 25,230    $ 25,230

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of Metlife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The methods and assumptions used to estimate the fair values of financial instruments are summarized as follows:

  FIXED MATURITIES, TRADING SECURITIES AND EQUITY SECURITIES

     The fair value of fixed maturities, trading securities and equity securities are based upon quotations published by applicable stock exchanges or received from other reliable sources. For securities for which the market values were not readily available, fair values were estimated using quoted market prices of comparable investments.

  MORTGAGE AND CONSUMER LOANS, MORTGAGE LOAN COMMITMENTS AND COMMITMENTS TO FUND PARTNERSHIP INVESTMENTS

     Fair values for mortgage and consumer loans are estimated by discounting expected future cash flows, using current interest rates for similar loans with similar credit risk. For mortgage loan commitments, the estimated fair value is the net premium or discount of the commitments. Commitments to fund partnership investments have no stated interest rate and are assumed to have a fair value of zero.

  POLICY LOANS

     The carrying values for policy loans approximate fair value.

  CASH AND CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS

     The carrying values for cash and cash equivalents and short-term investments approximated fair values due to the short-term maturities of these instruments.

  POLICYHOLDER ACCOUNT BALANCES

     The fair value of policyholder account balances which have final contractual maturities are estimated by discounting expected future cash flows based upon interest rates currently being offered for similar contracts with maturities consistent with those remaining for the agreements being valued. The fair value of policyholder account balances without final contractual maturities are assumed to equal their current net surrender.

  SHORT-TERM AND LONG-TERM DEBT, PAYABLES FOR COLLATERAL UNDER SECURITIES LOANED AND OTHER TRANSACTIONS AND SHARES SUBJECT TO MANDATORY REDEMPTION

     The fair values of short-term and long-term debt, and shares subject to mandatory redemption are determined by discounting expected future cash flows using risk rates currently available for debt with similar terms and remaining maturities. The carrying values of payables for collateral under securities loaned and other transactions approximate fair value.

  DERIVATIVE FINANCIAL INSTRUMENTS

     The fair value of derivative instruments is based upon quotations obtained from dealers or other reliable sources. See Note 3 for derivative fair value disclosures.

18.  RELATED PARTIES

     Effective January 1, 2003, MetLife Group, Incorporated, a New York corporation and wholly owned subsidiary of the Holding Company, was formed as a personnel services company to provide personnel, as

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of Metlife, Inc.)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

needed, to support the activities of the Company. Charges for these services were approximately $1,934 million, $1,711 million and $1,677 million in 2005, 2004 and 2003, respectively.

     As of December 31, 2005 and 2004, the Company held $103 million and $144 million, respectively, of assets in the Metropolitan Money Market Pool of affiliated companies. These amounts are recorded as short-term investments on the consolidated balance sheets of the Company.


     In the normal course of business, the Company transfers invested assets, primarily consisting of fixed maturity securities, to and from affiliates. The Company transferred assets with a cost or amortized cost and fair market value of $686 million and $720 million, and $367 million and $382 million, for the years ended December 31, 2005 and 2004, respectively. The realized capital gains (losses) recognized on these transfers were $34 million, $15 million and less than $1 million for the years ended December 31, 2005, 2004 and 2003, respectively. The Company purchased assets from affiliates with a fair market value of $691 million and $563 million for the years ended December 31, 2005 and 2004, respectively.



     See Notes 2 and 5 for additional related party transactions.


19.  SUBSEQUENT EVENTS

     During the first quarter of 2006, Metropolitan Life's Board of Directors approved a plan to merge an indirect insurance subsidiary, Paragon Life Insurance Company ("Paragon"), into Metropolitan Life effective May 1, 2006, subject to regulatory approvals. Metropolitan Life is to acquire Paragon from General American for its appraised value.

                      Metropolitan Life Separate Account UL

PART C: OTHER INFORMATION

ITEM 26. EXHIBITS

          (a)        Resolution of the Board of Directors of Metropolitan Life
                     effecting the establishment of Metropolitan Life Separate
                     Account UL 3
          (b)        None
          (c)  (i)   Form of Broker Agreement 2
               (ii)  Schedule of Sales Commissions 1
               (iii) Forms of Selling Agreement 10
               (iv)  Form of Retail Sales Agreement 14
          (d)  (i)   Specimen Group Variable Universal Life Insurance Policy
                     (including any alternative pages as required by state law)
                     with form of riders, if any 2
               (ii)  Specimen of Group Variable Universal Life Insurance
                     Certificate (including any alternative pages required by
                     state law) with forms of riders 2
          (e)  (i)   Application for Policy and Form of Receipt 2
               (ii)  Enrollment Form for Certificate and Form of Receipt 2
               (iii) Request for Systematic Transfer Option Form 2
               (iv)  Enterprise Application for Policy 10
          (f)  (i)   Restated Charter and By-Laws of Metropolitan Life 6
               (ii)  Amended and Restated Charter and By-laws of Metropolitan
                     Life 9
               (iii) Amended and Restated By-laws of Metropolitan Life 11
          (g)        Reinsurance Contracts 10
          (h)  (i)   Participation Agreement with Met Investors Series Trust 9
               (ii)  Participation Agreement among Metropolitan Series Fund,
                     Inc., MetLife Advisers, LLC and Metropolitan Life Insurance
                     Company (7/1/04) 13
          (i)        None
          (j)        None
          (k)        Opinion and Consent of Marie C. Swift as to the legality of the securities being registered 12
          (l)        None
          (m)        None
          (n)        Consent of Independent Registered Public Accounting Firm
          (o)        None
          (p)        None
          (q)  (i)   Memoranda describing certain procedures filed pursuant
                     to Rule 6e-3(T)(b)(12)(iii) 2
               (ii)  Addendum to Memoranda describing certain procedures filed pursuant to Rule 6e-3(T)(b)(12)(iii) 7
          (r)        Powers of attorney 4

1 Incorporated by reference from sections entitled "Distribution of the Group Policies and Certificates" in the Prospectuses included herein and "Distribution of the Policies" in the Statement of Additional Information.
2 Incorporated herein by reference to Pre-Effective Amendment No. 1 of this Registration Statement of Separate Account UL (File No. 033-91226) on September 8, 1995.
3 Incorporated herein by reference to Post-Effective Amendment No. 5 to the Registration Statement of Separate Account UL (File No. 033-47927) filed April 30, 1997.
4 Incorporated herein by reference to the Security Equity Separate Account Thirteen Registration Statement (File No. 333-110185) filed November 3, 2003 except for John M. Keane, William

     J. Wheeler and Joseph J. Prochaska, Jr.'s powers of attorney, which are incorporated by reference to Post-Effective Amendment No. 4 to the Registration Statement for Metropolitan Life Separate Account E (File No. 333-69320) filed on February 6, 2004 and Sylvia M. Mathews incorporated by reference to Post-Effective Amendment No. 32 to the Registration Statement of Metropolitan Life Separate Account E (File No. 2-90380) filed on April 20, 2004 and C. Robert Henrikson incorporated by reference to Post-Effective Amendment No. 20 to the Registration Statement (File No. 033-47927) filed on April 25, 2006.
5 Incorporated herein by reference to Post-Effective Amendment No. 5 to the Registration Statement (File No. 033-91226) filed on April 28, 1999.
6 Incorporated herein by reference to Post-Effective Amendment No. 11 to the Registration Statement (File No. 033-47927) filed on April 6, 2000.
7 Incorporated herein by reference to Post-Effective Amendment No. 12 to the Registration Statement (File No. 033-47927) filed on April 10, 2001.
8 Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement for MetLife Separate Account E (File No. 333-52366) filed on August 3, 2001.
9 Incorporated herein by reference to the Registration Statement for MetLife Separate Account E (File No. 333-83716) filed on March 5, 2002.
10 Incorporated herein by reference to Post-Effective Amendment No. 18 to the Registration Statement (File No. 033-47927) filed on April 30, 2004.
11 Incorporated herein by reference to the Registration Statement for MetLife Separate Account E (File No. 333-122883) filed on February 17, 2005.
12 Incorporated herein by reference to Post-Effective Amendment No. 12 to the Registration Statement (File No. 033-91226) filed on April 29, 2005.
13 Incorporated herein by reference to the Registration Statement on Form N-6 (File No. 333-131664) filed on February 8, 2006.
14 Incorporated herein by reference to Post-Effective Amendment No. 20 to the Registration Statement on Form N-6 (File No. 33-47927) filed on April 25, 2006.

ITEM 27. DIRECTORS AND OFFICERS OF DEPOSITOR

Name and Principal Business Address                Positions and Offices with Depositor
-----------------------------------                ------------------------------------
Robert H. Benmosche                                        Chairman of the Board
MetLife, Inc. and Metropolitan Life Insurance Co.
One MetLife Plaza
27-01 Queens Plaza North
Long Island, NY 11101

C. Robert Henrikson                                Chief Executive Officer, President and Director
MetLife, Inc. and Metropolitan Life Insurance Co.
One MetLife Plaza
27-01 Queens Plaza North
Long Island, NY 11101

Curtis H. Barnette                                               Director
Chairman Emeritus
Bethlehem Steel Corporation
1170 Eighth Avenue, Martin Tower 2118
Bethlehem, PA 18016-7699

Burton A. Dole, Jr.                                              Director

Retired Chairman of the Board, President and
Chief Executive Officer
Nellcor Puritan Bennett, Inc.
P.O. Box 208
Carlsbad, CA 92018

Cheryl W. Grise                                                  Director
President
Utility Group of Northeast Utilities Service
Company
P.O. Box 270
Hartford, CT 06141

James R. Houghton                                                Director
Chairman and Chief Executive Officer
Corning Incorporated
One Riverfront Plaza, MP HQ E2-6
Corning, NY 14831

Harry P. Kamen                                                   Director
Retired Chairman and Chief Executive Officer
Metropolitan Life Insurance Company
200 Park Avenue, Suite 5700
New York, NY 10166

Helene L. Kaplan                                                 Director
Of Counsel, Skadden, Arps,
Slate, Meagher and Flom
Four Times Square
New York, NY 10036

John M. Keane                                                    Director
2200 Wilson Blvd., Suite 102-542
Arlington, VA 22201-3324

Charles H. Leighton                                              Director
Retired Chairman and Chief Executive Officer
CML Group, Inc.
51 Vaughn Hill Road
Bolton, MA 01720

Sylvia M. Mathews                                                Director
Chief Operating Officer and Executive Director
The Bill & Melinda Gates Foundation
1551 Eastlake Avenue East
Seattle, WA 98102

Hugh B. Price                                                    Director
President and Chief Executive Officer
National Urban League, Inc.
120 Wall Street, 7th & 8th Floors
New York, NY 10005

Kenton J. Sicchitano                                             Director
Retired Global Managing Partner
PricewaterhouseCoopers
101 Jericho Road
Weston, MA 02493

William C. Steere, Jr.                                           Director
Retired Chairman of the Board
Pfizer, Inc.
235 East 42nd Street
New York, NY 10016

Set forth below is a list of certain principal officers of Metropolitan Life. The principal business address of each officer of Metropolitan Life is One MetLife Plaza, 27-01 Queens Plaza North, Long Island, New York 11101.

         Name                          Position with Metropolitan Life
------------------------   -----------------------------------------------------
C. Robert Henrikson        Chief Executive Officer, President and Director
Gwenn L. Carr              Senior Vice President and Secretary
Steven A. Kandarian        Executive Vice President and Chief Investment Officer
Leland C. Launer, Jr.      President, Institutional Business
James L. Lipscomb          Executive Vice President and General Counsel
Joseph J. Prochaska, Jr.   Senior Vice President and Chief Accounting Officer
Catherine A. Rein          Senior Executive Vice President and Chief
                           Administrative Officer
Stanley J. Talbi           Senior Vice President and Chief Actuary
William J. Toppeta         President, International
Lisa Weber                 President, Individual Business
Judy E. Weiss              Executive Vice President and Chief Actuary
William J. Wheeler         Executive Vice President and Chief Financial Officer
Anthony J. Williamson      Senior Vice President and Treasurer

ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR THE REGISTRANT

     The registrant is a separate account of Metropolitan Life Insurance Company under the New York Insurance law. Under said law the assets allocated to the separate account are the property of Metropolitan Life Insurance Company. Metropolitan Life Insurance Company is a wholly-owned subsidiary of MetLife, Inc. a publicly traded company. The following outline indicates those persons who are controlled by or under common control with Metropolitan Life Insurance
Company:

           ORGANIZATIONAL STRUCTURE OF METLIFE, INC. AND SUBSIDIARIES
                            AS OF DECEMBER 31, 2005

The following is a list of subsidiaries of MetLife, Inc. updated as of December 31, 2005. Those entities which are listed at the left margin (labeled with capital letters) are direct subsidiaries of MetLife, Inc. Unless otherwise indicated, each entity which is indented under another entity is a subsidiary of that other entity and, therefore, an indirect subsidiary of MetLife, Inc. Certain inactive subsidiaries have been omitted from the MetLife, Inc. organizational listing. The voting securities (excluding directors' qualifying shares, (if any)) of the subsidiaries listed are 100% owned by their respective parent corporations, unless otherwise indicated. The jurisdiction of domicile of each subsidiary listed is set forth in the parenthetical following such subsidiary.

A.    MetLife Group, Inc. (NY)

B.    MetLife Bank National Association (USA)

C.    Exeter Reassurance Company, Ltd. (Bermuda)

D.    MetLife Taiwan Insurance Company Limited (Taiwan)

E.    Metropolitan Tower Life Company (DE)

      1.    TH Tower NGP, LLC (DE)

      2. Partners Tower, L.P. - a 99% limited partnership interest of Partners Tower, L.P. is held by Metropolitan Tower Life Company and 1% general partnership interest is held by TH Tower NGP, LLC (DE)

      3.    TH Tower Leasing, LLC (DE)

      4.    CitiStreet Retirement Services LLC (NJ)

            a)    CitiStreet Financial Services LLC (NJ)

            b)    CitiStreet Funds Management LLC (NJ)

            c)    CitiStreet Associates LLC (DE)

                  1)    CitiStreet Equities LLC (NJ)

                  2)    CitiStreet Associates of Montana LLC (MT)

                  3)    CitiStreet Associates of Texas, Inc. (TX)

                  4)    CitiStreet Associates of Hawaii LLC (HI)

                  5)    CitiStreet Associates Insurance Agency of
                        Massachusetts LLC (MA)

F. MetLife Pensiones S.A. (Mexico)- 97.4738% is owned by Metlife, Inc. and 2.5262% is owned by Metropolitan Asset Management Corporation.

G. MetLife Chile Inversiones Limitada (Chile)- 99.9999999% is owned by MetLife, Inc. and 0.0000001% is owned by Natiloportem Holdings, Inc.

      1. MetLife Chile Seguros de Vida S.A. (Chile)- 99.99% is owned by MetLife Chile Inversiones Limitada, and 0.01% is owned by MetLife International Holdings, Inc.

            a) MetLife Chile Administradora de Mutuos Hipotecarios S.A. (Chile)- 99.99% is owned by MetLife Chile Seguros de Vida S.A., and 0.01% is owned by MetLife Chile Inversiones Limitada.

H. MetLife Mexico S.A. (Mexico)- 98.70541% is owned by Metlife, Inc., 1.27483% is owned by Metropolitan Asset Management Corporation and 0.01976% is owned by Metlife International Holdings, Inc.

      1. MetLife Afore, S.A. de C.V. (Mexico)- 99.99% is owned by MetLife Mexico S.A. (Mexico) and 0.01% is owned by MetLife Pensiones S.A.

            a) Met1 SIEFORE, S.A. de C.V. (Mexico)- 99.99% is owned by MetLife Afore, S.A. and 0.01% is owned by MetLife Mexico S.A. (Mexico)

            b) Met2 SIEFORE, S.A. de C.V. (Mexico)- 99.99% is owned by MetLife Afore, S.A. and 0.01% is owned by MetLife Mexico S.A. (Mexico)

I. MetLife Mexico Servicios, S.A. de C.V. (Mexico)- 98% is owned by MetLife, Inc. and 2% is owned by MetLife International Holdings, Inc.

J.    Metropolitan Life Seguros de Vida S.A. (Uruguay)

K.    MetLife Securities, Inc. (DE)

L.    Enterprise General Insurance Agency, Inc. (DE)

      1.    MetLife General Insurance Agency of Texas, Inc. (DE)

      2.    MetLife General Insurance Agency of Massachusetts, Inc. (MA)

M.    Metropolitan Property and Casualty Insurance Company (RI)

      1.    Metropolitan General Insurance Company (RI)

      2.    Metropolitan Casualty Insurance Company (RI)

      3.    Metropolitan Direct Property and Casualty Insurance Company (RI)

      4.    Met P&C Managing General Agency, Inc. (TX)

      5.    MetLife Auto & Home Insurance Agency, Inc. (RI)

      6.    Metropolitan Group Property and Casualty Insurance Company (RI)

            a)    Metropolitan Reinsurance Company (U.K.) Limited (United
                  Kingdom)

      7.    Metropolitan Lloyds, Inc. (TX)

            a) Metropolitan Lloyds Insurance Company of Texas (TX)- Metropolitan Lloyds Insurance Company of Texas, an affiliated association, provides automobile, homeowner and related insurance for the Texas market. It is an association of individuals designated as underwriters. Metropolitan Lloyds, Inc., a subsidiary of Metropolitan Property and Casualty Insurance Company, serves as the attorney-in-fact and manages the association.

      8.    Economy Fire & Casualty Company (IL)

            a)    Economy Preferred Insurance Company (IL)

            b)    Economy Premier Assurance Company (IL)

N.    Cova Corporation (MO)

      1.    Texas Life Insurance Company (TX)

            a)    Texas Life Agency Services, Inc. (TX)

            b)    Texas Life Agency Services of Kansas, Inc. (KS)

      2.    Cova Life Management Company (DE)

O.    MetLife Investors Insurance Company (MO)

      1.    MetLife Investors Insurance Company of California (CA)

P.    First MetLife Investors Insurance Company (NY)

Q.    Walnut Street Securities, Inc. (MO)

      1.    Walnut Street Advisers, Inc. (MO)

R.    Newbury Insurance Company, Limited (BERMUDA)

S.    MetLife Investors Group, Inc. (DE)

      1.    MetLife Investors USA Insurance Company (DE)

      2.    MetLife Investors Distribution Company (MO)

      3.    Met Investors Advisory, LLC (DE)

      4.    MetLife Investors Financial Agency, Inc. (TX)

T.    MetLife International Holdings, Inc. (DE)

      1.    Natiloportem Holdings, Inc. (DE)

            a)    Servicios Administrativos Gen, S.A. de C.V. (Mexico)

                  (1) MLA Comercial, S.A. de C.V. (Mexico) 99% is owned by Servicios Administrativos Gen, S.A. de C.V. and 1% is owned by MetLife Mexico Cares, S.A. de C.V.

                  (2) MLA Servicios, S.A. de C.V. (Mexico) 99% is owned by Servicios Administrativos Gen, S.A. de C.V. and 1% is owned by MetLife Mexico Cares, S.A. de C.V.

      2. MetLife India Insurance Company Private Limited (India)- 26% is owned by MetLife International Holdings, Inc. and 74% is owned by third parties.

      3.    Metropolitan Life Insurance Company of Hong Kong Limited (Hong
            Kong)- 99.9987% is owned by Metlife International Holdings, Inc. and 0.0013% is owned by Natiloporterm Holdings, Inc.

      4. Metropolitan Life Seguros de Retiro S.A. (Argentina)- 95% is owned by MetLife International Holdings, Inc. and 5% is owned by Natiloportem Holdings, Inc.

      5. Metropolitan Life Seguros de Vida S.A. (Argentina)- 95% is owned by MetLife International Holdings, Inc. and 5% is owned by Natiloportem Holdings, Inc.

            a) Met AFJP S.A. (Argentina)- 95% of the shares of Met AFJP S.A. are owned by Metropolitan Life Seguros de Vida S.A. and 5% of the shares of Met AFJP S.A. are held by Metropolitan Life Seguros de Retiro S.A.

      6.    MetLife Insurance Company of Korea Limited (South Korea)

      7. Metropolitan Life Seguros e Previdencia Privada S.A. (Brazil)- 99.999999% is owned by MetLife International Holdings, Inc. and 0.000001% is owned by Natiloportem Holdings, Inc.

      8.    MetLife Global, Inc. (DE)

      9. MetLife Administradora de Fundos Multipatrocinados Ltda (Brazil) - 99.999978% is owned by MetLife International Holdings, Inc. and 0.000022% is owned by Natiloportem Holdings, Inc.

      10.   MetLife Insurance Company Limited (Hong Kong)

      11.   MetLife General Insurance Limited (Australia)

      12.   MetLife Limited (United Kingdom)

      13. MetLife Insurance S.A./NV (Belgium) - 99.9% is owned by MetLife International Holdings, Inc. and 0.1% is owned by third parties.

      14.   MetLife Services Limited (United Kingdom)

      15. Siembra Seguros de Vida S.A. (Argentina) - 95.25% is owned by MetLife International Holdings, Inc. and 4.75% is owned by Natiloportem Holdings, Inc.

      16.   MetLife International Insurance Ltd. (Bermuda)

      17.   MetLife Insurance Limited (Australia)

            a)    MetLife Insurance and Investment Trust (Australia)

      18. Siembra Seguros de Retiro S.A. (Argentina) - 95.25% is owned by MetLife International Holdings, Inc. and 4.75% is owned by; Natiloportem Holdings, Inc.

      19. Best Market S.A. (Argentina) - 95% is owned by MetLife International Holdings, Inc. and 5% is held by Natiloportem Holdings, Inc.

      20. Compania Previsional MetLife S.A. (Argentina) - 99.999978% is owned by MetLife International Holdings, Inc. and 0.000022% is owned by Natiloportem Holdings, Inc.

      21.   MetLife Worldwide Holdings, Inc.

            a)    MetLife Towarzystwo Ubezpieczen na Zycie S.A. (Poland)

            b)    CDMK, Inc. (Korea)

            c)    MetLife Reinsurance (Bermuda) Ltd. (Bermuda)

            d)    MetLife Direct Co., Ltd. (Japan)

            e)    MetLife Vida e Previdencia S.A. (Brazil)

U.    Metropolitan Life Insurance Company (NY)

      1.    334 Madison Avenue BTP-D Holdings, LLC (DE)

      2.    334 Madison Avenue BTP-E Holdings, LLC (DE)

      3.    334 Madison Avenue Euro Investments, Inc. (DE)

            a) Park Twenty Three Investments Company (United Kingdom)- 99% of the voting control of Park Twenty Three Investments Company is held by 334 Madison Euro Investments, Inc. and 1% voting control is held by St. James Fleet Investments Two Limited.

                  (1) Convent Station Euro Investments Four Company (United Kingdom)- 99% of the voting control of Convent Station Euro Investments Four Company is held by Park Twenty Three Investments Company and 1% voting control is held by 334 Madison Euro Investments, Inc. as nominee for Park Twenty Three Investments Company.

      4. St. James Fleet Investments Two Limited (Cayman Islands)- 34% of the shares of St. James Fleet Investments Two Limited is held by Metropolitan Life Insurance Company.

      5. One Madison Investments (Cayco) Limited (Cayman Islands)- 89.9% of the voting control of One Madison Investments (Cayco) Limited is held by Metropolitan Life Insurance Company and 10.1% voting control is held by Convent Station Euro Investments Four Company.

      6. CRB Co, Inc. (MA)- AEW Real Estate Advisors, Inc. holds 49,000 preferred non-voting shares of CRB Co., Inc. and AEW Advisors, Inc. holds 1,000 preferred non-voting shares of CRB, Co., Inc.

      7.    GA Holding Corp. (MA)

      9.    L/C Development Corporation (CA)

      10.   Thorngate, LLC (DE)

      11.   Alternative Fuel I, LLC (DE)

      12.   Transmountain Land & Livestock Company (MT)

      13.   MetPark Funding, Inc. (DE)

      14.   HPZ Assets LLC (DE)

      15.   MetDent, Inc. (DE)

      16.   Missouri Reinsurance (Barbados), Inc. (Barbados)

      17.   Metropolitan Tower Realty Company, Inc. (DE)

      18.   MetLife (India) Private Ltd. (India)

      19.   Metropolitan Marine Way Investments Limited (Canada)

      20.   MetLife Private Equity Holdings, LLC (DE)

      21.   23rd Street Investments, Inc. (DE)

            a) Mezzanine Investment Limited Partnership-BDR (DE). Metropolitan Life Insurance Company holds a 99% limited partnership interest in Mezzanine Investment Limited Partnership-BDR and 23rd Street Investments, Inc. is a 1% general partner.

            b) Mezzanine Investment Limited Partnership-LG (DE). 23rd Street Investments, Inc. is a 1% general partner of Mezzanine Investment Limited Partnership-LG. Metropolitan Life Insurance Company holds a 99% limited partnership interest in Mezzanine Investment Limited Partnership-LG.

      22.   Metropolitan Realty Management, Inc. (DE)

      23.   Hyatt Legal Plans, Inc. (DE)

            a)    Hyatt Legal Plans of Florida, Inc. (FL)

      24.   MetLife Holdings, Inc. (DE)

            a)    MetLife Credit Corp. (DE)

            b)    MetLife Funding, Inc. (DE)

        25.   Bond Trust Account A (MA)

        26.   Metropolitan Asset Management Corporation (DE)

            a) MetLife Capital Credit L.P. (DE)- 90% of MetLife Capital Credit L.P. is held directly by Metropolitan Life Insurance Company and 10% General Partnership interest of MetLife Capital Credit L.P. is held by Metropolitan Asset Management Corporation.

            b) MetLife Capital Limited Partnership (DE)- 73.78% Limited Partnership interest is held directly by Metropolitan Life Insurance Company and 9.58% Limited Partnership and 16.64% General Partnership interests are held by Metropolitan Asset Management Corporation.

            c) MetLife Investments Asia Limited (Hong Kong)- One share of MetLife Investments Asia Limited is held by W&C Services, Inc., a nominee of Metropolitan Asset Management Corporation.

            d) MetLife Investments Limited (United Kingdom)- 23rd Street Investments, Inc. holds one share of MetLife Investments Limited and LA Investments, S.A. and 1% of MetLife Latin America Asesorias e Inversiones Limitada.

            e) LA Investments, S.A. (Argentina)- 23rd Street Investments, Inc. holds one share of MetLife Investments Limited and LA Investments, S.A. and 1% of MetLife Latin America Asesorias e Inversiones Limitada.

            f) MetLife Latin America Asesorias e Inversiones Limitada (Chile)- 23rd Street Investments, Inc. holds one share of MetLife Investments Limited and LA Investments, S.A. and
                  1% of MetLife Latin America Asesorias e Inversiones Limitada.

      27.   New England Life Insurance Company (MA)

            a)    MetLife Advisers, LLC (MA)

            b)    New England Securities Corporation (MA)

            c)    Omega Reinsurance Corporation (AZ)

      28.   GenAmerica Financial, LLC (MO)

            a)    GenAmerica Capital I (DE)

            b)    General American Life Insurance Company (MO)

                  (1)   Paragon Life Insurance Company (MO)

                  (2)   GenAmerica Management Corporation (MO)

                 (3)   Reinsurance Group of America, Incorporated (MO) - (52.8%)

                        (a)   Reinsurance Company of Missouri, Incorporated (MO)

                              (i)   RGA Reinsurance Company (MO)

                                    (A)   Fairfield Management Group, Inc. (MO)

                                          (aa)  Reinsurance Partners, Inc. (MO)

                                          (bb)  Great Rivers Reinsurance
                                                Management, Inc. (MO)

                                          (cc)  RGA (U.K.) Underwriting Agency
                                                Limited (United Kingdom)

                        (b)   RGA Worldwide Reinsurance Company Ltd. (Barbados)

                        (c)   RGA Sigma Reinsurance SPC (Cayman Islands)

                        (d)   RGA Americas Reinsurance Company, Ltd. (Barbados)

                        (e)   RGA Reinsurance Company (Barbados) Ltd. (Barbados)

                              (i) RGA Financial Group, L.L.C. (DE)- 80% of RGA Financial Group, L.L.C. is held by RGA Reinsurance Company (Barbados) Ltd. and 20% of RGA Financial Group, LLC is held by RGA Reinsurance Company

                        (f)   RGA Life Reinsurance Company of Canada (Canada)

                        (g)   RGA International Corporation (Nova Scotia)

                              (i)   RGA Financial Products Limited (Canada)

                        (h)   RGA Holdings Limited (U.K.) (United Kingdom)

                              (i)   RGA UK Services Limited (United Kingdom)

                              (ii)  RGA Capital Limited U.K. (United
                                    Kingdom)

                              (iii) RGA Reinsurance (UK) Limited (United
                                    Kingdom)

                        (i)   RGA South African Holdings (Pty) Ltd. (South
                              Africa)

                              (i) RGA Reinsurance Company of South Africa Limited (South Africa)

                        (j)   RGA Australian Holdings PTY Limited (Australia)

                              (i)   RGA Reinsurance Company of Australia
                                    Limited (Australia)

                              (ii)  RGA Asia Pacific PTY, Limited (Australia)

                        (k) General American Argentina Seguros de Vida, S.A. (Argentina)

                        (l)   RGA Technology Partners, Inc. (MO)

                        (m)   RGA International Reinsurance Company (Ireland)

                        (n)   RGA Capital Trust I

                        (o)   RGA Global Reinsurance, Ltd. (Bermuda)

      29.   Corporate Real Estate Holdings, LLC (DE)

      30. Ten Park SPC (CAYMAN ISLANDS ) - 1% voting control is held by Metropolitan Asset Management Corporation

      31.   MetLife Tower Resources Group, Inc. (DE)

      32.   Headland Development Corporation (CA)

      33.   Headland - Pacific Palisades, LLC (CA)

      34.   Headland Properties Associates (CA)

      35.   Krisman, Inc. (MO)

      36.   Special Multi-Asset Receivables Trust (DE)

      37.   White Oak Royalty Company (OK)

      38.   500 Grant Street GP LLC (DE)

      39. 500 Grant Street Associates Limited Partnership (CT) - 99% is held by Metropolitan Life Insurance Company and 1% by 500 Grant Street GP LLC

      40.   MetLife Canada/MetVie Canada (Canada)

V.    MetLife Capital Trust II (DE)

W.    MetLife Capital Trust III (DE)

X.    The Travelers Insurance Company (CT)

      1.    190 LaSalle Associates L.L.C. (DE) - 50% is owned by a third party

      2.    440 South LaSalle LLC (DE)

      3. Pilgrim Investments Oakmont Lane, LLC (DE) - 50% is owned by a third party

      4. Pilgrim Alternative Investments Opportunity Fund I, LLC (DE) - 33% is owned by third party

      5. Pilgrim Alternative Investments Opportunity Fund III Associates, LLC (CT) - 33% is owned by third party

      6.    Pilgrim Investments Highland Park, LLC (CO)

      7.    Pilgrim Investments Schaumberg Windy Point, LLC (DE)

      8.    Pilgrim Investments York Road, LLC(DE)

      9.   Euro TI Investments LLC (DE)

      10.   Greenwich Street Investments, LLC (DE)

            a)    Greenwich Street Capital Offshore Fund, Ltd. (Virgin
                  Islands)

            b)    Greenwich Street Investments, L.P. (DE)

      11.   Hollow Creek, L.L.C. (CT/NC)

      12. One Financial Place Corporation (DE) - 100% is owned in the aggregate by The Travelers Insurance Company and The Travelers Life and Annuity Company.

            a)    One Financial Place, LP (DE)

      13. One Financial Place Holdings, LLC (DE)-100% is owned in the aggregate by The Travelers Insurace Company and The Travelers Life and Annuity Company.

      14.   Plaza LLC (CT)

            a)    Travelers Asset Management International Company LLC
                  (NY)

            b)    Tower Square Securities, Inc. (CT)

                  1) Tower Square Securities Insurance Agency of Alabama, Inc. (AL)

                  2) Tower Square Securities Insurance Agency of Massachusetts, Inc. (MA)

                  3) Tower Square Securities Insurance Agency of New Mexico, Inc. (NM)

                  4) Tower Square Securities Insurance Agency of Ohio, Inc. (OH) (99%)

                  5)    Tower Square Securities Insurance Agency of
                        Texas, Inc. (TX)

            c)    Travelers Distribution LLC (DE)

            d)    Travelers Investment Advisers, Inc. (DE)

      15.   TIC European Real Estate LP, LLC (DE)

      16.   MetLife European Holdings, Inc. (DE)

      17.   Travelers European Investments LLC (CT)

      18.   Travelers International Investments Ltd. (Cayman Islands)

      19. Tribeca Citigroup Investments Ltd. (Cayman Islands) (68%) - 68% is owned by The Travelers Insurance Company, 4% is owned by The Travelers Life and Annuity Company and 28% is owned by a third party.

            a)    Tribeca Global Convertible Investments Ltd. (Cayman
                  Islands) (83%)

      20.   Trumbull Street Equity Investments LLC (DE)

            a) Tandem EGI/C Investments, L.P. (DE) - The General Partner is Trumbull Street Equity Investments LLC.

      21.   The Travelers Life and Annuity Company (CT)

            a)    Euro TL Investments LLC (DE)

            b)    SSB Private Selections, LLC (DE) (50%)

                  1)    Solomon Smith Barney Private Selection Fund I,
                        LLC (NY)

      22.   TLA Holdings LLC (DE)

            a)    The Prospect Company (DE)

                  1)    Panther Valley, Inc. (NJ)

      23. TRAL & Co. (DE) - is a general partnership. Its partners are The Travelers Insurance Company and The Travelers Life and Annuity Company.

      24.   Tribeca Distressed Securities LLC (DE)

Y.    The Travelers Life & Annuity Reinsurance Company (SC)

Z.    Citicorp Life Insurance Company (AZ)

      1.    First Citicorp Life Insurance Company (NY)

      2.    Euro CL Investments LLC (DE)

AA.   Trumbull Street Investments LLC (DE)

BB.   MetLife Standby I, LLC (DE)

CC.   MetLife Exchange Trust I

The voting securities (excluding directors' qualifying shares, if any) of each subsidiary shown on the organizational chart are 100% owned by their respective parent corporation, unless otherwise indicated.

In addition to the entities shown on the organizational chart, MetLife, Inc. (or where indicated, a subsidiary) also owns interests in the following entities:

1) Metropolitan Life Insurance Company owns varying interests in certain mutual funds distributed by its affiliates. These ownership interests are generally expected to decrease as shares of the funds are purchased by unaffiliated investors.

2) Metropolitan Life Insurance Company indirectly owns 100% of the non-voting preferred stock of Nathan and Lewis Associates Ohio, Incorporated, an insurance agency. 100% of the voting common stock of this company is held by an individual who has agreed to vote such shares at the direction of N.L. HOLDING CORP. (DEL), a direct wholly owned subsidiary of MetLife, Inc.

3) Mezzanine Investment Limited Partnerships ("MILPs"), Delaware limited partnerships, are investment vehicles through which investments in certain entities are held. A wholly owned subsidiary of Metropolitan Life Insurance Company serves as the general partner of the limited partnerships and Metropolitan Life Insurance Company directly owns a 99% limited partnership interest in each MILP. The MILPs have various ownership and/or debt interests in certain companies.

4) New England Life Insurance Company ("NELICO"), owns 100% of the voting stock of Omega Reinsurance Corporation. NELICO does not have a financial interest in this subsidiary.

5) The Metropolitan Money Market Pool and MetLife Intermediate Income Pool are pass-through investment pools, of which Metropolitan Life Insurance Company and/or its subsidiaries and/or affiliates are general partners.

NOTE: THE METLIFE, INC. ORGANIZATIONAL CHART DOES NOT INCLUDE REAL ESTATE JOINT VENTURES AND PARTNERSHIPS OF WHICH METLIFE, INC. AND/OR ITS SUBSIDIARIES IS AN INVESTMENT PARTNER. IN ADDITION, CERTAIN INACTIVE SUBSIDIARIES HAVE ALSO BEEN OMITTED.

ITEM 29. INDEMNIFICATION

MetLife, Inc. has secured a Financial Institutions Bond in the amount of $50,000,000 subject to a $5,000,000 deductible. MetLife also maintains Directors' and Officers' Liability insurance coverage with limits of $400 million. The Directors and Officers of Metropolitan Life Insurance Company ("Metropolitan"), as well as certain other subsidiaries of MetLife, Inc., are covered under the Financial Institutions Bond as well as under the Directors' and Officers' Liability Policy. A provision in Metropolitan's by-laws provides for the indemnification (under certain circumstances) of individuals serving as directors or officers of Metropolitan.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Metropolitan pursuant to the foregoing provisions, or otherwise, Metropolitan Life Insurance Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Metropolitan of expenses incurred or paid by a director, officer or controlling person or Metropolitan Life Insurance Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Metropolitan will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 30. PRINCIPAL UNDERWRITERS


     (a)  Other Activity.

          The principal underwriter for the registrant is Metropolitan Life Insurance Company. Metropolitan Life Insurance Company acts in the following capacities with respect to the following investment companies:

          Metropolitan Tower Life Separate Account One (principal underwriter) Metropolitan Tower Life Separate Account Two (principal underwriter) Metropolitan Life Separate Account E (principal underwriter and depositor)
          Metropolitan Series Fund, Inc. (principal underwriter and sub-investment manager)
          New England Variable Annuity Fund I (depositor)
          New England Life Retirement Investment Account (depositor)
          The New England Variable Account (depositor)
          Paragon Separate Account A (principal underwriter)
          Paragon Separate Account B (principal underwriter)
          Paragon Separate Account C (principal underwriter)
          Paragon Separate Account D (principal underwriter)
          Security Equity Separate Account Thirteen (depositor)
          Security Equity Separate Account Twenty-Six (depositor)
          Security Equity Separate Account Twenty-Seven (depositor)

     (b)  Management.

          See response to Item 27 above.

     (c)  Compensation from the Registrant.


                                               (3)
                           (2)           Compensation on
       (1)          Net Underwriting    Events Occasioning       (4)            (5)
Name of Principal     Discounts and     the Deduction of a    Brokerage        Other
   Underwriter         Commissions     Deferred Sales Load   Commissions   Compensation
-----------------   ----------------   -------------------   -----------   ------------
Metropolitan Life
Insurance Company         $151,685                 $0                $0            $0

Commissions are paid by the Company directly to agents who are registered representatives of the Principal Underwriter or to broker-dealers that have entered into a selling agreement with the principal underwriter with respect to sales of the Contracts.

ITEM 31. LOCATION OF ACCOUNTS AND RECORDS

     The following companies will maintain possession of the documents required by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder:

     (a)  Registrant

     (b)  Metropolitan Life Insurance Company
          200 Park Avenue
          New York, NY 10166

ITEM 32. MANAGEMENT SERVICES

     Not applicable

ITEM 33. FEE REPRESENTATION

     Metropolitan Life represents that the fees and charges deducted under the Policies offered and sold pursuant to this amended Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by Metropolitan Life under the Policies.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Metropolitan Life Separate Account UL, certifies that it meets all of the requirements for effectiveness of this amended Registration Statement under Rule 485(b) under the Securities Act and has caused this Amendment to the Registration Statement to be signed on its behalf, in the City of New York, and the State of New York on the 17th day of April, 2006.

                                        Metropolitan Life Separate Account UL

                                        By: Metropolitan Life Insurance Company


                                        By: /s/ Paul G. Cellupica
                                            ------------------------------------
                                                Paul G. Cellupica, Esq.
                                                Chief Counsel, Securities
                                                Products & Regulation

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Metropolitan Life Insurance Company certifies that it meets all of the requirements for effectiveness of this amended Registration Statement under Rule 485(b) under the Securities Act and has caused this Amendment to the Registration Statement to be signed on its behalf, in the City of New York, and the State of New York on the 17th day of April, 2006.

                                        Metropolitan Life Insurance Company


                                        By: /s/ Paul G. Cellupica
                                            ------------------------------------
                                                Paul G. Cellupica, Esq.
                                                Chief Counsel, Securities
                                                Products & Regulation

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated, on April 17, 2006.

           SIGNATURE                         TITLE
           ---------                         -----


              *                    Chief Executive Officer,
-------------------------------    President and Director
     C. Robert Henrikson


              *                    Senior Vice President and
-------------------------------     Chief Accounting Officer
    Joseph J. Prochaska, Jr.


              *
-------------------------------
      Curtis H. Barnette                    Director


              *
-------------------------------
      Burton A. Dole, Jr.                   Director


-------------------------------
       Cheryl W. Grise                      Director


              *
-------------------------------
      James R. Houghton                     Director


              *
-------------------------------
       Harry P. Kamen                       Director


              *
-------------------------------
      Helene L. Kaplan                      Director


              *
-------------------------------
         John M. Keane                      Director


-------------------------------
       James M. Kilts                       Director


              *
-------------------------------
     Charles M. Leighton                    Director


              *
-------------------------------
       Sylvia M. Mathews                    Director


              *
-------------------------------

          Hugh B. Price                     Director


              *
-------------------------------
       Kenton J. Sicchitano                 Director


              *
-------------------------------
     William C. Steere, Jr.                 Director


              *                   Executive Vice President and
-------------------------------     Chief Financial Officer
      William J. Wheeler


/s/  Marie C. Swift
---------------------------
Marie C. Swift, Esq.
Attorney- in - fact

* Executed by Marie C. Swift, Esq. on behalf of those indicated pursuant to Powers of Attorney filed with the Registration Statement (File No. 333-110185) filed November 3, 2003 except for John M. Keane, William J. Wheeler and Joseph Prochaska, Jr.'s powers of attorney, which are incorporated by reference to Post-Effective Amendment No. 4 to the Registration Statement of Metropolitan Life Separate Account E (File No. 333-69320) filed on February 6, 2004 and Sylvia M. Mathews incorporated by reference to Post-Effective Amendment No. 32 to the Registration Statement of Metropolitan Life Separate Account E (File No. 2-90380) filed on April 20, 2004 and C. Robert Henrikson incorporated by reference to Post-Effective Amendment No. 20 to the Registration Statement of (File No. 033-47927) filed on April 25, 2006.

                                  Exhibit Index

     (n)  Consent of Independent Registered Public Accounting Firm